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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-09913
AIM Counselor Series Trust (Invesco Counselor Series Trust)
(Exact name of registrant as specified in charter)
11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Address of principal executive offices) (Zip code)
Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end:	8/31
Date of reporting period:	11/30/17

Item 1. Schedule of Investments.

Invesco American Franchise Fund Quarterly Schedule of Portfolio Holdings November 30, 2017

invesco.com/us	VK-AMFR-QTR-1 11/17	Invesco Advisers, Inc.

Schedule of Investments(a)

November 30, 2017

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–99.74%

Aerospace & Defense–2.58%

Boeing Co. (The)	428,307	$118,555,377

Raytheon Co.	778,305	148,773,001

		267,328,378

Airlines–0.41%

Southwest Airlines Co.	708,144	42,963,096

Application Software–2.38%

salesforce.com, inc. (b)	2,356,560	245,836,339

Biotechnology–4.58%

Alexion Pharmaceuticals, Inc. (b)	1,001,795	110,007,109

Amgen Inc.	240,587	42,261,513

BioMarin Pharmaceutical Inc. (b)	862,823	74,030,213

Celgene Corp. (b)	2,042,283	205,923,395

Incyte Corp. (b)	419,411	41,517,495

		473,739,725

Cable & Satellite–3.63%

Altice USA, Inc. Class-A (b)(c)	1,942,594	34,675,303

Charter Communications, Inc. -Class A (b)	468,477	152,821,882

Comcast Corp. -Class A	1,887,967	70,874,281

DISH Network Corp. -Class A(b)	2,318,897	117,452,133

		375,823,599

Commodity Chemicals–0.82%

LyondellBasell Industries N.V. -Class A	806,271	84,416,574

Communications Equipment–0.60%

Palo Alto Networks, Inc. (b)	427,679	62,334,214

Consumer Electronics–3.25%

Sony Corp. (Japan)	7,214,900	335,863,024

Data Processing & Outsourced Services–6.49%

First Data Corp. -Class A (b)	9,044,966	148,789,691

Mastercard Inc. -Class A	1,478,864	222,524,666

PayPal Holdings, Inc. (b)	371,192	28,110,370

Visa Inc. -Class A	2,414,453	271,843,263

		671,267,990

Diversified Support Services–0.10%

Cintas Corp.	66,039	10,397,180

Environmental & Facilities Services–1.29%

Republic Services, Inc.	2,048,786	133,048,163

	Shares	Value

Financial Exchanges & Data–1.51%

London Stock Exchange Group PLC (United Kingdom)	2,166,689	$110,881,900

S&P Global Inc.	274,229	45,379,415

		156,261,315

General Merchandise Stores–0.38%

Dollar Tree, Inc. (b)	385,183	39,581,405

Health Care Equipment–1.64%

Intuitive Surgical, Inc. (b)	237,397	94,906,573

Stryker Corp.	478,643	74,668,308

		169,574,881

Home Entertainment Software–7.43%

Activision Blizzard, Inc.	3,856,912	240,671,309

Electronic Arts Inc. (b)	2,393,926	254,594,030

Nintendo Co., Ltd. (Japan)	674,000	273,655,602

		768,920,941

Home Improvement Retail–3.25%

Lowe’s Cos., Inc.	4,029,252	335,918,739

Hotels, Resorts & Cruise Lines–2.94%

Norwegian Cruise Line Holdings Ltd. (b)	1,784,469	96,646,841

Royal Caribbean Cruises Ltd.	1,675,956	207,617,429

		304,264,270

Housewares & Specialties–0.42%

Newell Brands, Inc.	1,391,872	43,106,276

Industrial Gases–0.66%

Air Products and Chemicals, Inc.	417,743	68,108,819

Industrial Machinery–0.83%

Stanley Black & Decker Inc.	505,555	85,757,295

Internet & Direct Marketing Retail–9.75%

Amazon.com, Inc. (b)	704,650	829,196,887

Netflix Inc. (b)	278,133	52,172,188

Priceline Group Inc. (The) (b)	73,356	127,618,167

		1,008,987,242

Internet Software & Services–17.07%

Alibaba Group Holding Ltd. -ADR (China)(b)	2,299,864	407,259,917

Alphabet Inc. -Class A (b)	692,381	717,424,421

Facebook, Inc. -Class A (b)	3,624,111	642,119,987

		1,766,804,325

See accompanying notes which are an integral part of this schedule.

Invesco American Franchise Fund

	Shares	Value

Investment Banking & Brokerage–0.54%

Charles Schwab Corp. (The)	1,138,855	$55,564,735

Life Sciences Tools & Services–1.26%

IQVIA Holdings Inc. (b)	652,732	66,585,192

Thermo Fisher Scientific, Inc.	329,149	63,446,761

		130,031,953

Managed Health Care–3.37%

UnitedHealth Group Inc.	1,530,019	349,104,435

Oil & Gas Equipment & Services–0.58%

Halliburton Co.	1,432,376	59,844,669

Oil & Gas Exploration & Production–0.91%

Parsley Energy, Inc. -Class A (b)	3,502,516	94,077,580

Packaged Foods & Meats–1.17%

Tyson Foods, Inc. -Class A	1,478,191	121,581,210

Pharmaceuticals–3.03%

Allergan PLC	1,269,384	220,657,021

Zoetis Inc.	1,292,628	93,444,078

		314,101,099

Railroads–0.51%

Canadian Pacific Railway Ltd. (Canada)	299,477	52,462,381

Research & Consulting Services–0.33%

Equifax Inc.	295,076	33,674,073

Semiconductor Equipment–1.75%

Applied Materials, Inc.	1,462,554	77,178,975

ASML Holding N.V. -New York Shares (Netherlands)	592,048	103,916,265

		181,095,240

Semiconductors–2.84%

Broadcom Ltd.	868,569	241,410,068

NVIDIA Corp.	261,317	52,448,935

		293,859,003

Soft Drinks–0.05%

Monster Beverage Corp. (b)	82,715	5,183,749

Specialized REIT’s–0.49%

American Tower Corp. -Class A	354,037	50,956,545

Specialty Chemicals–1.24%

Ecolab Inc.	76,083	10,341,201

Sherwin-Williams Co. (The)	296,739	118,523,492

		128,864,693

Systems Software–2.02%

Microsoft Corp.	1,936,075	162,959,433

ServiceNow, Inc. (b)	371,610	45,708,030

		208,667,463

	Shares	Value

Technology Hardware, Storage & Peripherals–4.80%

Apple Inc.	2,892,692	$497,109,120

Tobacco–1.79%

Philip Morris International Inc.	1,806,926	185,661,647

Wireless Telecommunication Services–1.05%

Sprint Corp. (b)	18,232,675	109,213,723

Total Common Stocks & Other Equity Interests (Cost $5,950,512,061)		10,321,357,108

Money Market Funds–0.07%

Invesco Government & Agency Portfolio – Institutional Class, 0.98% (d)	4,540,494	4,540,494

Invesco Treasury Portfolio – Institutional Class, 0.98% (d)	3,026,996	3,026,996

Total Money Market Funds (Cost $7,567,490)		7,567,490

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)–99.81% (Cost $5,958,079,551)		10,328,924,598

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Fund–0.16%

Invesco Government & Agency Portfolio – Institutional Class, 0.98% (Cost $16,221,975)(d)(e)	16,221,975	16,221,975

TOTAL INVESTMENTS IN SECURITIES–99.97% (Cost $5,974,301,526)		10,345,146,573

OTHER ASSETS LESS LIABILITIES–0.03%		2,797,305

NET ASSETS–100.00%		$10,347,943,878

Investment Abbreviations:

ADR	—	American Depositary Receipt
REIT	—	Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	All or a portion of this security was out on loan at November 30, 2017.

(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of November 30, 2017.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1D.

See accompanying notes which are an integral part of this schedule.

Invesco American Franchise Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2017

(Unaudited)

NOTE 1 -- Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco American Franchise Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

Invesco American Franchise Fund

E.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

F.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2 -- Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco American Franchise Fund

The following is a summary of the tiered valuation input levels, as of November 30, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the three months ended November 30, 2017, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Common Stocks & Other Equity Interests	$9,600,956,582	$720,400,526	$—	$10,321,357,108
Money Market Funds	23,789,465	—	—	23,789,465
Total Investments	$9,624,746,047	$720,400,526	$—	$10,345,146,573

Invesco American Franchise Fund

Invesco California Tax-Free Income Fund Quarterly Schedule of Portfolio Holdings November 30, 2017

invesco.com/us	MS-CTFI-QTR-1 11/17	Invesco Advisers, Inc.

Schedule of Investments

November 30, 2017

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Municipal Obligations–110.34%(a)

California–107.41%

ABAG Finance Authority For Non-profit Corps. (Sharp Healthcare); Series 2014 A, RB	5.00%	08/01/2043	$500	$559,805
Alhambra (City of) (Atherton Baptist Homes); Series 2010 A, RB(b)(c)	7.63%	01/01/2020	1,575	1,769,607
Alhambra Elementary School District (Election of 1999); Series 1999 A, Unlimited Tax CAB GO Bonds (INS-AGM)(d)(e)	0.00%	09/01/2020	1,925	1,831,214
Anaheim (City of) Public Financing Authority (Electric System Distribution Facilities); Series 2011 A, RB	5.38%	10/01/2036	2,500	2,772,600
Bay Area Toll Authority (San Francisco Bay Area); Series 2008 F-1, Toll Bridge RB(b)(c)	5.00%	04/01/2018	2,500	2,531,250
Series 2008 F-1, Toll Bridge RB(b)(c)(f)	5.00%	04/01/2018	1,250	1,265,625
Series 2009 F-1, Toll Bridge RB(b)(c)(f)	5.13%	04/01/2019	1,500	1,572,465
Series 2009 F-1, Toll Bridge RB(b)(c)(f)	5.25%	04/01/2019	4,685	4,918,969
Series 2009 F-1, Toll Bridge RB(b)(c)(f)	5.25%	04/01/2019	5,205	5,464,938
Series 2017, Ref. Sub. Toll Bridge RB	4.00%	04/01/2037	1,720	1,845,904
Series 2017, Ref. Sub. Toll Bridge RB	4.00%	04/01/2049	630	664,612
Series 2017 F-1, Toll Bridge RB(f)	5.00%	04/01/2056	3,465	3,979,345
Bay Area Water Supply & Conservation Agency; Series 2013 A, RB	5.00%	10/01/2034	1,950	2,227,095
Beverly Hills Unified School District (Election of 2008); Series 2009, Unlimited Tax CAB GO Bonds(e)	0.00%	08/01/2026	1,465	1,182,460
Series 2009, Unlimited Tax CAB GO Bonds(e)	0.00%	08/01/2032	3,045	1,931,413
Brea Olinda Unified School District; Series 2002 A, Ref. COP (INS-AGM)(d)	5.50%	08/01/2018	1,090	1,093,521
California (County of) Tobacco Securitization Agency (Alameda County Tobacco Asset Securitization Corp.); Series 2006 C, Tobacco Settlement Sub. CAB RB(e)	0.00%	06/01/2055	12,000	514,440
California (County of) Tobacco Securitization Agency (Gold Country Settlement Funding Corp.); Series 2006, Tobacco Settlement Asset-Backed CAB RB(e)	0.00%	06/01/2033	1,580	607,147
California (County of) Tobacco Securitization Agency (Los Angeles County Securitization Corp.); Series 2006, Tobacco Settlement Asset-Backed RB	5.70%	06/01/2046	1,030	1,033,430
California (State of) (Green Bonds); Series 2014, Various Purpose Unlimited Tax GO Bonds	5.00%	10/01/2037	3,245	3,770,885
California (State of) Educational Facilities Authority (Chapman University); Series 2017 B, RB	4.00%	04/01/2047	2,000	2,116,460
California (State of) Educational Facilities Authority (Loma Linda University); Series 2017 A, Ref. RB	5.00%	04/01/2042	1,715	1,956,180
California (State of) Educational Facilities Authority (Pepperdine University); Series 2016, Ref. RB	5.00%	10/01/2049	1,000	1,164,750
California (State of) Educational Facilities Authority (Pitzer College); Series 2009, RB	6.00%	04/01/2040	2,000	2,194,700
California (State of) Educational Facilities Authority (Stanford University); Series 2007 T-1, RB(f)	5.00%	03/15/2039	3,190	4,170,223
California (State of) Educational Facilities Authority (University of Southern California); Series 2009 B, RB(b)(c)(f)	5.25%	10/01/2018	1,800	1,859,184
California (State of) Health Facilities Financing Authority (Adventist Health System West); Series 2009 A, RB(b)(c)	5.75%	09/01/2019	500	536,385
California (State of) Health Facilities Financing Authority (Catholic Healthcare West); Series 2009 A, RB(b)(c)	6.00%	07/01/2019	500	534,965
Series 2011 A, RB	5.25%	03/01/2041	2,500	2,708,675
California (State of) Health Facilities Financing Authority (Cedars Sinai Medical Center); Series 2015, Ref. RB	5.00%	11/15/2031	1,300	1,558,817
Series 2015, Ref. RB	5.00%	11/15/2032	1,250	1,492,837
Series 2015, Ref. RB	5.00%	11/15/2033	1,000	1,191,070
California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center); Series 2009, RB(b)(c)	5.00%	08/15/2019	1,050	1,111,519
California (State of) Health Facilities Financing Authority (Children’s Hospital Los Angeles); Series 2010, RB(b)(c)	5.25%	07/01/2020	2,950	3,225,235
Series 2017 A, Ref. RB	5.00%	08/15/2047	1,715	1,955,186
California (State of) Health Facilities Financing Authority (Kaiser Permanente); Subseries 2017 A-2, RB	4.00%	11/01/2044	3,270	3,437,457

See accompanying notes which are an integral part of this schedule.

Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)

California (State of) Health Facilities Financing Authority (Lucile Salter Packard Children’s Hospital at Stanford); Series 2016 B, RB	5.00%	08/15/2055	$1,750	$2,003,137
Series 2017, RB	4.00%	11/15/2047	560	586,219
California (State of) Health Facilities Financing Authority (Providence Health & Services); Series 2008, RB(b)(c)	6.50%	10/01/2018	980	1,022,659
Series 2008, RB(b)(c)	6.50%	10/01/2018	20	20,871
California (State of) Health Facilities Financing Authority (Scripps Health); Series 2010 A, RB	5.00%	11/15/2036	4,000	4,297,680
California (State of) Health Facilities Financing Authority (St. Joseph Health System); Series 2013 A, RB	5.00%	07/01/2037	1,000	1,131,550
California (State of) Health Facilities Financing Authority (Stanford Hospital); Series 2008 A-2, Ref. RB	5.25%	11/15/2040	2,000	2,279,780
California (State of) Health Facilities Financing Authority (Sutter Health); Series 2011 B, RB	5.50%	08/15/2026	1,000	1,108,930
California (State of) Municipal Finance Authority (American Heritage Education Foundation); Series 2016 A, Ref. RB	5.00%	06/01/2036	1,000	1,110,140
Series 2016 A, Ref. RB	5.00%	06/01/2046	1,140	1,250,637
California (State of) Municipal Finance Authority (California Baptist University); Series 2016 A, RB(g)	5.00%	11/01/2046	1,000	1,082,860
California (State of) Municipal Finance Authority (Caritas Affordable Housing, Inc.); Series 2014 A, Sr. Mobile Home Park RB	5.25%	08/15/2039	1,200	1,324,944
Series 2014 A, Sr. Mobile Home Park RB	5.25%	08/15/2049	1,420	1,557,172
California (State of) Municipal Finance Authority (Caritas Projects); Series 2012 A, Sr. Mobile Home Park RB	5.50%	08/15/2047	1,500	1,645,215
Series 2017 A, Ref. Sr. Mobile Home Park RB	4.00%	08/15/2037	1,055	1,082,282
California (State of) Municipal Finance Authority (Chevron U.S.A. Inc.); Series 2010 A, VRD Recovery Zone Facility RB(h)	0.83%	11/01/2035	200	200,000
California (State of) Municipal Finance Authority (Community Medical Centers); Series 2017 A, Ref. RB	5.00%	02/01/2047	1,380	1,548,056
California (State of) Municipal Finance Authority (Eisenhower Medical Center); Series 2010 A, RB(b)(c)	5.50%	07/01/2020	1,000	1,096,920
Series 2010 A, RB(b)(c)	5.75%	07/01/2020	1,500	1,654,800
Series 2017 A, Ref. RB	5.00%	07/01/2047	1,000	1,118,530
California (State of) Municipal Finance Authority (Emerson College); Series 2011, RB(b)(c)	5.75%	01/01/2022	1,315	1,527,741
Series 2017 B, Ref. RB	5.00%	01/01/2042	1,000	1,145,610
California (State of) Municipal Finance Authority (Touro College and University System); Series 2014 A, RB	5.25%	01/01/2034	620	699,224
California (State of) Municipal Finance Authority (University of La Verne); Series 2017 A, Ref. RB	5.00%	06/01/2043	600	692,052
California (State of) Municipal Finance Authority (University of La Verne); Series 2010 A, RB(b)(c)	6.13%	06/01/2020	1,000	1,113,220
California (State of) Pollution Control Finance Authority; Series 2012, Water Furnishing RB(g)(i)	5.00%	07/01/2037	3,000	3,258,660
California (State of) Pollution Control Financing Authority (Waste Management Inc.); Series 2015 B-1, Ref. Solid Waste Disposal RB(i)	3.00%	11/01/2025	1,500	1,549,140
California (State of) Public Works Board (Various Capital); Series 2011 A, Lease RB	5.13%	10/01/2031	2,000	2,218,080
California (State of) Public Works Board (Various Correctional Facilities); Series 2014 A, Lease RB	5.00%	09/01/2039	3,000	3,410,700
California (State of) Public Works Board (Various State Universities); Series 2013 H, Lease RB(b)(c)	5.00%	09/01/2023	1,000	1,174,980
California (State of) School Finance Authority (Alliance for College-Ready Public Schools); Series 2013 A, School Facility RB	6.30%	07/01/2043	840	956,794
Series 2015, School Facility RB(g)	5.00%	07/01/2045	1,265	1,384,985
California (State of) School Finance Authority (Aspire Public Schools); Series 2015 A, Ref. Charter School RB(g)	5.00%	08/01/2045	1,000	1,080,420
Series 2016, Ref. Charter School RB(g)	5.00%	08/01/2046	750	816,038
California (State of) School Finance Authority (Green Dot Public Schools); Series 2015 A, School Facility RB(g)	5.00%	08/01/2045	1,500	1,616,490

See accompanying notes which are an integral part of this schedule.

Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)

California (State of) School Finance Authority (KIPP LA); Series 2015 A, Facilities RB(g)	5.00%	07/01/2045	$500	$566,185
Series 2017 A, RB(g)	5.00%	07/01/2037	590	674,358
Series 2017 A, RB(g)	5.00%	07/01/2047	370	415,133
California (State of) Statewide Communities Development Authority (Adventist Health System); Series 2015, Ref. RB	5.00%	03/01/2033	775	893,064
Series 2015, Ref. RB	5.00%	03/01/2045	2,315	2,591,943
California (State of) Statewide Communities Development Authority (Alliance for College-Ready Public Schools); Series 2012, School Facility RB	6.10%	07/01/2032	820	907,961
California (State of) Statewide Communities Development Authority (American Baptist Homes of the West); Series 2010, RB	6.25%	10/01/2039	2,000	2,134,380
California (State of) Statewide Communities Development Authority (California Baptist University); Series 2014 A, RB	5.13%	11/01/2023	715	783,633
Series 2017 A, Ref. RB(g)	5.00%	11/01/2041	875	957,968
California (State of) Statewide Communities Development Authority (Cottage Health System Obligated Group); Series 2010, RB	5.25%	11/01/2030	1,675	1,820,675
California (State of) Statewide Communities Development Authority (Front Porch Communities & Services); Series 2017, Ref. RB	5.00%	04/01/2047	1,330	1,505,587
California (State of) Statewide Communities Development Authority (Henry Mayo Newhall Memorial Hospital); Series 2014 A, RB (INS-AGM)(d)	5.25%	10/01/2043	600	678,030
California (State of) Statewide Communities Development Authority (Huntington Memorial Hospital); Series 2014 B, Ref. RB	5.00%	07/01/2044	750	842,385
California (State of) Statewide Communities Development Authority (John Muir Health); Series 2016 A, Ref. RB	5.00%	08/15/2051	3,000	3,371,190
California (State of) Statewide Communities Development Authority (Lancer Educational Student Housing); Series 2016, Ref. RB(g)	5.00%	06/01/2046	1,000	1,050,080
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center); Series 2014, RB	5.50%	12/01/2054	1,500	1,654,305
California (State of) Statewide Communities Development Authority (Methodist Hospital); Series 2009, RB(b)(c)	6.75%	08/01/2019	445	482,803
California (State of) Statewide Communities Development Authority (Southern California Presbyterian Homes); Series 2009, Senior Living RB(g)	6.25%	11/15/2019	880	940,051
Series 2009, Senior Living RB(g)	7.25%	11/15/2041	500	546,960
California (State of) Statewide Communities Development Authority (Terraces at San Joaquin Garden); Series 2012, RB	5.63%	10/01/2032	1,000	1,085,670
California (State of) Statewide Communities Development Authority (University of California - Irvine East Campus Apartments); Series 2012, Ref. Student Housing RB	5.38%	05/15/2038	2,000	2,175,640
Series 2017, Student Housing RB	5.00%	05/15/2047	1,500	1,726,530
California (State of) Statewide Finance Authority (Pooled Tobacco Securitization); Series 2006 A, Tobacco Settlement CAB Turbo RB(e)	0.00%	06/01/2046	8,000	1,213,520
California (State of); Series 2004 A-9, Ref. VRD Unlimited Tax GO Bonds (LOC-State Street Bank & Trust Co.) (h)(j)	0.94%	05/01/2034	2,035	2,035,000
Series 2009, Various Purpose Unlimited Tax GO Bonds	5.75%	04/01/2031	5,000	5,287,150
Series 2009, Various Purpose Unlimited Tax GO Bonds	6.00%	11/01/2035	1,750	1,897,577
Series 2009, Various Purpose Unlimited Tax GO Bonds	6.00%	04/01/2038	1,250	1,323,150
Series 2010, Unlimited Tax GO Bonds	5.25%	11/01/2040	3,000	3,298,200
Series 2011, Various Purpose Unlimited Tax GO Bonds	5.00%	09/01/2032	2,450	2,733,342
Series 2011, Various Purpose Unlimited Tax GO Bonds	5.00%	10/01/2041	2,500	2,772,825
Series 2012, Ref. Unlimited Tax GO Bonds	5.25%	02/01/2030	1,000	1,138,470
Series 2015, Unlimited Tax GO Bonds	5.00%	08/01/2045	1,000	1,161,130
Series 2017, Ref. Unlimited Tax GO Bonds	5.00%	08/01/2035	1,370	1,618,751
Series 2017, Various Purpose Unlimited Tax GO Bonds(f)	5.00%	11/01/2047	3,400	4,039,982
California Infrastructure & Economic Development Bank (Academy Motion Picture Arts and Sciences Obligated Group); Series 2015, Ref. RB	5.00%	11/01/2035	1,000	1,144,780
Series 2015, Ref. RB	5.00%	11/01/2041	4,265	4,827,170
California Infrastructure & Economic Development Bank (Broad Museum); Series 2011 A, RB	5.00%	06/01/2021	2,000	2,233,640

See accompanying notes which are an integral part of this schedule.

Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)

California Public Finance Authority (Henry Mayo Newhall Hospital); Series 2017, Ref. RB	5.00%	10/15/2037	$1,000	$1,112,620
Series 2017, Ref. RB	5.00%	10/15/2047	1,000	1,103,000
California State University; Series 2009 A, Systemwide RB(b)(c)	5.25%	05/01/2019	1,000	1,053,060
Series 2012 A, Systemwide RB(f)	5.00%	11/01/2037	6,750	7,577,888
Clovis Unified School District (Election of 2004); Series 2004 A, Unlimited Tax CAB GO Bonds (INS-NATL)(d)(e)	0.00%	08/01/2029	735	521,218
East Bay Municipal Utility District; Series 2010 A, Ref. Sub. Water System RB(b)(c)	5.00%	06/01/2020	2,000	2,171,600
Eastern Municipal Water District; Series 2016 A, Ref. Sub. Water and Wastewater RB	5.00%	07/01/2045	1,775	2,066,402
Eden (Township of) Healthcare District; Series 2010, COP(b)(c)	6.13%	06/01/2020	1,000	1,110,620
El Monte Union High School District (Election of 2008); Series 2009 A, Unlimited Tax GO Bonds(b)(c)	5.50%	06/01/2019	1,000	1,059,090
El Segundo Unified School District (Election of 2008); Series 2009 A, Unlimited Tax CAB GO Bonds(e)	0.00%	08/01/2033	4,430	2,608,960
Emeryville (City of) Public Financing Authority (Alameda County); Series 2014 A, Ref. Tax Allocation RB (INS-AGM) (d)	5.00%	09/01/2032	445	512,716
Series 2014 A, Ref. Tax Allocation RB (INS-AGM) (d)	5.00%	09/01/2033	385	441,788
Series 2014 A, Ref. Tax Allocation RB (INS-AGM) (d)	5.00%	09/01/2034	500	572,420
Fairfield (City of) Community Facilities District No. 3 (North Cordelia General Improvements); Series 2008, Special Tax RB	6.00%	09/01/2032	1,800	1,858,788
Fontana (City of) Public Financing Authority (North Fontana Redevelopment); Series 2003 A, Tax Allocation RB (INS-AMBAC)(d)	5.38%	09/01/2025	1,500	1,501,305
Fontana (City of) Redevelopment Agency (Downtown Redevelopment); Series 2000, Ref. Tax Allocation RB (INS-NATL)(d)	5.00%	09/01/2021	1,480	1,484,869
Fontana (City of) Successor Agency to the Redevelopment Agency; Series 2017 A, Ref. Tax Allocation RB	5.00%	10/01/2032	1,000	1,208,700
Series 2017 A, Ref. Tax Allocation RB	5.00%	10/01/2033	1,785	2,142,089
Foothill-Eastern Transportation Corridor Agency; Series 2015, Ref. CAB Toll Road RB (INS-AGM)(d)(e)	0.00%	01/15/2035	2,745	1,412,577
Fremont Community Facilities District No. 1 (Pacific Commons); Series 2015, Ref. Special Tax RB	5.00%	09/01/2035	815	901,895
Series 2015, Ref. Special Tax RB	5.00%	09/01/2045	905	991,174
Fullerton (City of) Community Facilities District No. 1 (Amerige Heights); Series 2012, Ref. Special Tax RB	5.00%	09/01/2026	1,960	2,187,968
Series 2012, Ref. Special Tax RB	5.00%	09/01/2032	1,090	1,206,466
Gilroy Unified School District (Election of 2008); Series 2009 A, Unlimited Tax CAB GO Bonds(c)(e)	0.00%	08/01/2029	615	470,530
Series 2009 A, Unlimited Tax CAB GO Bonds(c)(e)	0.00%	08/01/2031	2,235	1,602,629
Series 2009 A, Unlimited Tax CAB GO Bonds (INS-AGC) (d)(e)	0.00%	08/01/2029	4,735	3,338,554
Series 2009 A, Unlimited Tax CAB GO Bonds (INS-AGC) (d)(e)	0.00%	08/01/2031	1,415	915,930
Glendora (City of) Public Finance Authority; Series 2003 A, Project No. One Tax Allocation RB (INS-NATL)(d)	5.00%	09/01/2024	2,425	2,432,202
Golden State Tobacco Securitization Corp.; Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2033	3,375	3,374,932
Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.13%	06/01/2047	4,740	4,740,000
Series 2013 A, Enhanced Tobacco Settlement Asset-Backed RB	5.00%	06/01/2030	2,000	2,300,480
Series 2015 A, Ref. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2040	695	797,686
Series 2015 A, Ref. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2045	1,165	1,330,360
Series 2017 A-1, Ref. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2028	1,000	1,176,790
Hollister Joint Powers Financing Authority; Series 2016, Ref. Wastewater RB (INS-AGM)(d)	5.00%	06/01/2036	1,270	1,473,606
Inglewood (City of) Redevelopment Agency (Merged Redevelopment); Series 1998 A, Ref. Tax Allocation RB (INS-AMBAC)(d)	5.25%	05/01/2023	1,000	1,072,780
Inland Empire Tobacco Securitization Authority; Series 2007 A, Tobacco Settlement RB	4.63%	06/01/2021	1,555	1,555,498
Series 2007 C-1, Asset-Backed Tobacco Settlement CAB Turbo RB(e)	0.00%	06/01/2036	5,000	1,483,450
Series 2007 C-2, Asset-Backed Tobacco Settlement CAB Turbo RB(e)	0.00%	06/01/2047	10,000	1,391,700
Irvine (City of) Community Facilities District No. 2013-3 (Great Park Improvement Area No. 1) ; Series 2014, Special Tax RB	5.00%	09/01/2044	445	484,196
Series 2014, Special Tax RB	5.00%	09/01/2049	445	476,470

See accompanying notes which are an integral part of this schedule.

Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)

Irvine Ranch Water District (Improvement District Numbers 140, 240, 105 and 250); Series 1993, VRD Special Assessment RB (LOC-U.S. Bank, N.A.)(h)(j)	0.83%	04/01/2033	$1,900	$1,900,000
Irvine Ranch Water District; Series 2016, Special Assessment RB(f)	5.25%	02/01/2046	4,305	5,173,146
Irvine Unified School District (Community Facilities District No. 06-1- Portola Springs); Series 2010, Special Tax RB	6.70%	09/01/2035	515	562,699
Irvine Unified School District (Community Facilities District No. 09-1); Series 2017 B, Special Tax RB	5.00%	09/01/2047	500	559,680
Irvine Unified School District; Series 2015, Ref. Special Tax RB (INS-BAM)(d)	5.00%	09/01/2038	3,500	3,949,995
Kern (County of) (Capital Improvements); Series 2009 A, COP(b)(c)	5.75%	02/01/2019	1,000	1,048,840
Lodi (City of); Series 2007 A, Wastewater System Revenue COP (INS-AGM)(d)	5.00%	10/01/2037	260	260,653
Long Beach (City of) Bond Finance Authority (Aquarium of the Pacific); Series 2012, Ref. RB	5.00%	11/01/2029	2,000	2,229,240
Long Beach (City of) Bond Finance Authority (Natural Gas Purchase); Series 2007 A, RB	5.50%	11/15/2032	2,665	3,320,084
Long Beach (City of); Series 2010 A, Sr. Airport RB	5.00%	06/01/2040	2,500	2,695,975
Series 2015, Marina System RB	5.00%	05/15/2045	1,615	1,779,245
Los Angeles (City of) Community Facilities District No. 4 (Playa Vista - Phase 1); Series 2014, Ref. Special Tax RB	5.00%	09/01/2031	600	679,374
Los Angeles (City of) Department of Airports (Los Angeles International Airport); Series 2010 A, Sr. RB	5.00%	05/15/2035	2,500	2,690,675
Series 2010 B, Sub. RB	5.00%	05/15/2040	1,000	1,074,520
Series 2013, RB(i)	5.00%	05/15/2043	3,000	3,313,680
Los Angeles (City of) Department of Airports; Series 2015 C, Ref. Sub. RB	5.00%	05/15/2038	1,000	1,154,210
Los Angeles (City of) Department of Water & Power; Series 2011 A, Power System RB(f)	5.00%	07/01/2022	1,800	2,009,142
Series 2011 A, Water System RB	5.25%	07/01/2039	1,500	1,667,925
Series 2016 A, Ref. Water System RB	5.00%	07/01/2041	2,000	2,326,980
Subseries 2008 A-1, Power System RB	5.25%	07/01/2038	2,000	2,046,500
Los Angeles (City of) Harbor Department; Series 2014 A, Ref. RB(i)	5.00%	08/01/2036	1,000	1,125,640
Los Angeles Community College District (Election of 2003); Series 2008 F-1, Unlimited Tax GO Bonds(b)(c)(f)	5.00%	08/01/2018	2,000	2,049,380
Los Angeles County Schools Regionalized Business Services Corp. (Los Angeles County Schools Pooled Financing Program); Series 1999 A, CAB COP (INS-AMBAC)(d)(e)	0.00%	08/01/2024	1,265	1,063,701
Los Angeles Unified School District (Election of 2004); Series 2009 I, Unlimited Tax GO Bonds (INS-AGC)(d)	5.00%	01/01/2034	3,000	3,157,500
Marin (County of) Water District Financing Authority; Series 2017, Sub. RB(f)	5.00%	07/01/2047	3,120	3,681,444
Menifee Union School District (Election of 2008); Series 2009 C, Unlimited Tax CAB GO Bonds (INS-AGC)(d)(e)	0.00%	08/01/2035	940	492,861
Montclair (City of) Redevelopment Agency (Montclair Redevelopment Project No. V); Series 2001, Ref. Tax Allocation RB (INS-NATL)(d)	5.00%	10/01/2020	700	700,161
Montebello Unified School District (Election of 2004); Series 2009 A-1, Unlimited Tax GO Bonds(b)(c)	5.25%	08/01/2019	1,000	1,061,340
Moorpark Unified School District (Election of 2008); Series 2009 A, Unlimited Tax CAB GO Bonds (INS-AGC)(d)(e)	0.00%	08/01/2031	840	527,184
Morongo Band of Mission Indians (The) (Enterprise Casino); Series 2008 B, RB(g)	6.50%	03/01/2028	1,000	1,010,590
Napa Valley Unified School District; Series 2016 C, Ref. Unlimited Tax GO Bonds	5.00%	08/01/2041	2,000	2,349,600
National City (City of) Community Development Commission (National City Redevelopment); Series 2011, Tax Allocation RB(b)(c)	7.00%	08/01/2021	1,500	1,786,290
Norco (City of) Financing Authority; Series 2009, Ref. Enterprise RB (INS-AGM)(d)	5.63%	10/01/2034	1,000	1,068,150
Northern California Transmission Agency (California-Oregon Transmission); Series 2016, Ref. RB	5.00%	05/01/2038	1,250	1,449,650
Oakland Unified School District (County of Alameda); Series 2015 A, Unlimited Tax GO Bonds	5.00%	08/01/2040	1,070	1,224,861
Orange (County of) Community Facilities District No. 2015-1 (Esencia Village); Series 2015 A, Special Tax RB	5.00%	08/15/2035	125	138,796
Series 2015 A, Special Tax RB	5.25%	08/15/2045	615	692,785
Orange (County of) Community Facilities District No. 2016-1 (Esencia Village); Series 2016 A, Special Tax RB	5.00%	08/15/2046	2,000	2,227,940
Palomar Pomerado Health; Series 2009, COP(b)(c)	6.75%	11/01/2019	2,000	2,196,760

See accompanying notes which are an integral part of this schedule.

Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)

Pittsburg Unified School District (Election of 2006); Series 2009 B, Unlimited Tax GO Bonds(b)(c)	5.50%	08/01/2018	$1,000	$1,027,960
Pomona (City of) Public Financing Authority (Merged Redevelopment); Series 2007 AW, Sub. RB	5.13%	02/01/2033	1,075	1,075,183
Port Hueneme (City of) (Capital Improvement Program); Series 1992, Ref. COP (INS-NATL)(d)	6.00%	04/01/2019	445	459,552
Rancho Cordova (City of) Community Facilities District No. 2003-1 (Sunridge Anatolia); Series 2012, Ref. Special Tax RB	5.00%	09/01/2027	1,000	1,110,150
Redding (City of) Redevelopment Agency (Canby-Hilltop-Cypress Redevelopment); Series 2003 A, Tax Allocation RB (INS-NATL)(d)	5.00%	09/01/2023	1,400	1,403,976
Regents of the University of California; Series 2009 O, General RB(b)(c)(f)	5.75%	05/15/2019	705	747,942
Series 2009 O, General RB(b)(c)(f)	5.75%	05/15/2019	1,050	1,113,956
Series 2016 L, Ref. Medical Center Pooled RB(f)	5.00%	05/15/2041	3,420	3,947,056
Riverside (City of); Series 2008 B, Water RB (INS-AGM) (d)	5.00%	10/01/2033	1,000	1,031,000
Series 2008 D, Electric RB (INS-AGM) (d)	5.00%	10/01/2038	1,800	1,850,526
Riverside (County of) Community Facilities District No. 07-2 (Clinton Keith); Series 2015, Special Tax Bonds	5.00%	09/01/2044	1,000	1,098,060
Riverside (County of) Public Financing Authority (Desert Communities and Interstate 215 Corridor); Series 2017 A, Ref. Tax Allocation RB (INS-BAM) (d)	4.00%	10/01/2040	500	528,715
Series 2017 A, Ref. Tax Allocation RB (INS-BAM) (d)	5.00%	10/01/2034	1,000	1,169,990
Riverside (County of) Transportation Commission; Series 2010 A, Limited Sales Tax RB	5.00%	06/01/2032	1,500	1,620,645
RNR School Financing Authority (Community Facilities District No. 92-1); Series 2017 A, Special Tax RB (INS-BAM)(d)	5.00%	09/01/2041	2,460	2,811,337
Romoland School District Community Facilities No. 2004-1; Series 2015, Ref. Special Tax Bonds	5.00%	09/01/2038	1,000	1,103,750
Sacramento (County of); Series 2008 A, Sr. Airport System RB(b)(c)	5.00%	07/01/2018	1,015	1,036,965
Series 2008 A, Sr. Airport System RB(INS-AGM) (d)	5.00%	07/01/2032	1,000	1,021,760
Series 2010, Sr. Airport System RB	5.00%	07/01/2040	2,200	2,355,650
San Buenaventura (City of) (Community Memorial Health System); Series 2011, RB	7.50%	12/01/2041	2,000	2,331,280
San Diego (City of) Association of Governments South Bay Expressway; Series 2017 A, Sr. Lien Toll RB	5.00%	07/01/2036	1,500	1,775,445
Series 2017 A, Sr. Lien Toll RB	5.00%	07/01/2042	1,500	1,767,180
San Diego (City of) Public Facilities Financing Authority; Series 2016 A, Ref. Sr. Sewer RB	5.00%	05/15/2039	1,565	1,833,945
Series 2016 B, Ref. Sub. Water RB	5.00%	08/01/2036	1,500	1,765,995
Subseries 2012 A, Ref. Water RB	5.00%	08/01/2032	2,215	2,500,691
San Diego (City of) Regional Building Authority (County Operations Center); Series 2016 A, Ref. RB	5.00%	10/15/2034	1,500	1,747,545
San Diego (County of) Regional Airport Authority; Series 2017 B, Sub. Airport RB(i)	5.00%	07/01/2037	1,000	1,172,630
Series 2017 B, Sub. Airport RB(i)	5.00%	07/01/2047	1,500	1,742,610
San Diego (County of) Regional Transportation Commission; Series 2014 A, Sales & Use Tax RB(f)	5.00%	04/01/2048	2,980	3,372,257
San Diego Community College District (Election of 2002); Series 2009, Unlimited Tax GO Bonds(b)(c)(f)	5.25%	08/01/2019	1,500	1,593,285
San Diego Community College District (Election of 2006); Series 2011, Unlimited Tax GO Bonds(b)(c)	5.00%	08/01/2021	2,500	2,804,600
San Diego Unified School District; Series 2012 R-2, Ref. Unlimited Tax Conv. CAB GO Bonds(k)	6.63%	07/01/2030	1,250	1,046,412
San Francisco (City & County of) Airport Commission (San Francisco International Airport); Series 2009 E, Second Series RB	6.00%	05/01/2039	1,000	1,062,900
Series 2011 C, Ref. Second Series RB(i)	5.00%	05/01/2023	5,000	5,510,850
Series 2011 G, Ref. Second Series Government Loan Program RB(b)(c)	5.25%	05/03/2021	1,450	1,628,727
Series 2011 G, Ref. Second Series Government Loan Program RB	5.25%	05/01/2028	550	613,025
Series 2017 A, RB(i)	5.25%	05/01/2042	1,000	1,186,830

See accompanying notes which are an integral part of this schedule.

Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)

San Francisco (City & County of) Public Utilities Commission (Water System Improvement Program); Subseries 2011 A, Water RB	5.00%	11/01/2036	$4,000	$4,474,480
San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay North Redevelopment); Series 2011 C, Tax Allocation RB(b)(c)	6.75%	02/01/2021	1,000	1,160,990
San Francisco (City & County of) Redevelopment Financing Authority (Mission Bay South Redevelopment); Series 2011 D, Tax Allocation RB(b)(c)	7.00%	02/01/2021	500	584,335
San Francisco (City & County of) Successor Agency to the Redevelopment Agency (Mission Bay South Redevelopment); Series 2014 A, Tax Allocation RB	5.00%	08/01/2043	1,060	1,203,482
Series 2016 B, Tax Allocation RB (INS-NATL) (d)	5.00%	08/01/2043	2,100	2,399,166
Series 2016 C, Ref. Tax Allocation RB (INS-NATL) (d)	5.00%	08/01/2041	590	673,568
San Francisco (City & County of) Successor Agency to the Redevelopment Agency Community Facilities District No. 6 (Mission Bay South Public Improvements); Series 2013 A, Ref. Special Tax RB	5.00%	08/01/2033	500	549,545
San Francisco (City of) Bay Area Rapid Transit District (Election of 2016 Green Bond); Series 2017 A-1, Unlimited Tax GO Bonds(f)	5.00%	08/01/2047	3,425	4,071,435
San Francisco (City of) Bay Area Rapid Transit District; Series 2012 A, RB	5.00%	07/01/2036	1,000	1,128,650
Series 2015 A, Ref. RB	5.00%	07/01/2032	1,500	1,788,090
San Joaquin Hills Transportation Corridor Agency; Series 2014 A, Ref. Sr. Lien Toll Road RB	5.00%	01/15/2044	1,730	1,937,167
Series 2014 B, Ref. Jr. Lien Toll Road RB	5.25%	01/15/2044	2,000	2,244,060
San Jose (City of) Norman Y Minesta International Airport; Series 2017 A, Ref. Airport RB(i)	5.00%	03/01/2047	1,000	1,151,620
San Jose Evergreen Community College District (Election of 2004); Series 2008 B, Unlimited Tax CAB GO Bonds (INS-AGM)(d)(e)	0.00%	09/01/2031	3,110	2,037,859
San Luis Obispo (County of) Financing Authority (Lopez Dam Improvement); Series 2011 A, Ref. RB (INS-AGM)(d)	5.00%	08/01/2030	1,500	1,643,490
San Mateo (City of) Foster School District (Election 2008); Series 2010, Unlimited Tax Conv. CAB GO Bonds(k)	6.63%	08/01/2026	510	444,281
Santa Clara (County of) Financing Authority (Multiple Facilities); Series 2008 L, Ref. Lease RB(b)(c)	5.25%	05/15/2018	3,000	3,054,810
Santa Margarita Water District (Community Facilities District No. 2013-1); Series 2013, Special Tax RB	5.63%	09/01/2036	1,000	1,101,140
Series 2013, Special Tax RB	5.63%	09/01/2043	1,000	1,100,320
Santaluz Community Facilities District No. 2 (Improvement Area No. 1); Series 2011 A, Ref. Special Tax RB	5.00%	09/01/2028	825	908,135
Series 2011 A, Ref. Special Tax RB	5.00%	09/01/2029	715	785,964
Series 2011 A, Ref. Special Tax RB	5.10%	09/01/2030	465	512,109
Silicon Valley Tobacco Securitization Authority (Santa Clara); Series 2007 A, Tobacco Settlement CAB Turbo RB(e)	0.00%	06/01/2036	4,000	1,416,000
Simi Valley Unified School District (Election of 2004); Series 2007 C, Unlimited Tax CAB GO Bonds (INS-AGM) (d)(e)	0.00%	08/01/2028	3,480	2,538,973
Series 2007 C, Unlimited Tax CAB GO Bonds (INS-AGM) (d)(e)	0.00%	08/01/2030	2,765	1,861,564
South Orange (County of) Public Financing Authority (Ladera Ranch); Series 2014 A, Ref. Sr. Lien Special Tax RB	5.00%	08/15/2034	895	977,161
Southern California Metropolitan Water District; Series 2009 B, Ref. RB(f)	5.00%	07/01/2027	8,585	9,048,075
Southern California Public Power Authority (Milford Wind Corridor Phase II); Series 2011 1, RB(f)	5.25%	07/01/2031	2,100	2,362,164
Series 2011-1, RB(f)	5.25%	07/01/2029	2,100	2,352,840
Southern California Public Power Authority (Natural Gas No. 1); Series 2007 A, Floating Rate RB (3 mo. USD LIBOR + 1.47%) (l)	2.39%	11/01/2038	5,375	4,959,405
Southern California Tobacco Securitization Authority (San Diego County Tobacco Asset Securitization Corp.); Series 2006 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2037	860	862,116
Series 2006 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.13%	06/01/2046	3,840	3,845,606
Temecula (City of) Redevelopment Agency (Temecula Redevelopment Project No. 1); Series 2002, Tax Allocation RB (INS-NATL)(d)	5.13%	08/01/2027	2,150	2,184,056
Tustin (City of) Public Financing Authority; Series 2011 A, Water RB(b)(c)	5.00%	04/01/2021	1,000	1,110,680
Tustin Unified School District (Community Facilities District No. 97-1); Series 2015, Ref. Special Tax RB (INS-BAM)(d)	5.00%	09/01/2038	3,000	3,393,930

See accompanying notes which are an integral part of this schedule.

Invesco California Tax-Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

California–(continued)

Val Verde Unified School District; Series 2009 A, Ref. COP (INS-AGC)(d)	5.13%	03/01/2036	$1,475	$1,530,283
Walnut (City of) Energy Center Authority; Series 2010 A, Ref. RB	5.00%	01/01/2035	3,000	3,173,820
West Contra Costa Unified School District; Series 2005, Unlimited Tax CAB GO Bonds (INS-NATL)(d)(e)	0.00%	08/01/2025	2,500	2,020,500
Western Riverside (County of) Water & Wastewater Financing Authority (Eastern Municipal Water District Improvement); Series 2009, RB (INS-AGC)(d)	5.63%	09/01/2039	1,000	1,065,090
Whittier (City of) (Presbyterian Intercommunity Hospital, Inc.); Series 2014, Health Facility RB	5.00%	06/01/2044	1,500	1,657,410
Yosemite Community College District (Election of 2004); Series 2008 C, Unlimited Tax CAB GO Bonds (INS-AGM)(d)(e)	0.00%	08/01/2024	4,685	4,020,620
				470,023,673

Guam–1.65%

Guam (Territory of) (Section 30); Series 2009 A, Limited Obligation RB(b)(c)	5.38%	12/01/2019	1,000	1,073,710
Series 2009 A, Limited Obligation RB(b)(c)	5.63%	12/01/2019	660	711,869
Series 2016 A, Ref. Limited Obligation RB	5.00%	12/01/2046	1,750	1,907,290
Guam (Territory of) International Airport Authority; Series 2013 C, General RB(i)	6.25%	10/01/2034	1,000	1,134,140
Guam (Territory of) Waterworks Authority; Series 2014 A, Ref. Water & Wastewater System RB	5.00%	07/01/2035	765	828,349
Guam (Territory of); Series 2011 A, Business Privilege Tax RB	5.13%	01/01/2042	1,500	1,580,625
				7,235,983

Virgin Islands–1.28%

Virgin Islands (Government of) Port Authority; Series 2014 A, Ref. Marine RB(i)	5.00%	09/01/2029	1,645	1,630,376
Series 2014 A, Ref. RB(i)	5.00%	09/01/2033	1,500	1,440,000
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note - Diageo); Series 2009 A, Sub. RB	6.63%	10/01/2029	1,310	717,225
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2010 A, Sr. Lien RB	5.00%	10/01/2029	1,200	729,000
Virgin Islands (Government of) Public Finance Authority; Series 2015, RB(g)	5.00%	09/01/2033	1,000	1,076,300
				5,592,901
TOTAL INVESTMENTS IN SECURITIES(m)–110.34% (Cost $452,183,281)				482,852,557
FLOATING RATE NOTE OBLIGATIONS–(10.89)%
Notes with interest and fee rates ranging from 1.50% to 1.54% at 11/30/2017 and contractual maturities of collateral ranging from 07/01/2022 to 04/01/2056 (See Note 1D)(n)				(47,650,000)
OTHER ASSETS LESS LIABILITIES–0.55%				2,410,881
NET ASSETS–100.00%				$437,613,438

Investment Abbreviations:

AGC	— Assured Guaranty Corp.
AGM	— Assured Guaranty Municipal Corp.
AMBAC	— American Municipal Bond Assurance Corp.
BAM	— Build America Mutual Assurance Co.
CAB	— Capital Appreciation Bonds
Conv.	— Convertible
COP	— Certificates of Participation
GO	— General Obligation
INS	— Insurer
Jr.	— Junior

LIBOR	— London Interbank Offered Rate
LOC	— Letter of Credit
NATL	— National Public Finance Guarantee Corp.
RB	— Revenue Bonds
Ref.	— Refunding
Sr.	— Senior
Sub.	— Subordinated
USD	— United States Dollar
VRD	— Variable Rate Demand

See accompanying notes which are an integral part of this schedule.

Invesco California Tax-Free Income Fund

Notes to Schedule of Investments:

(a)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Fund’s use of leverage.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(d)	Principal and/or interest payments are secured by the bond insurance company listed.
(e)	Zero coupon bond issued at a discount.
(f)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1D.
(g)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at November 30, 2017 was $16,477,078, which represented 3.77% of the Fund’s Net Assets.
(h)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically based on current market interest rates. Rate shown is the rate in effect on November 30, 2017.
(i)	Security subject to the alternative minimum tax.
(j)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(k)	Convertible CAB. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(l)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on November 30, 2017.
(m)	This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percentage
Assured Guaranty Municipal Corp.	5.3%
(n)	Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at November 30, 2017.

At November 30, 2017, the Fund’s investments with a value of $76,370,741 are held by TOB Trusts and serve as collateral for the $47,650,000 in the floating rate note obligations outstanding at that date.

See accompanying notes which are an integral part of this schedule.

Invesco California Tax-Free Income Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2017

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind income received in the form of securities in-lieu of cash is recorded as interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this

Invesco California Tax-Free Income Fund

C.	Country Determination – (continued)

determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.	Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described,

Invesco California Tax-Free Income Fund

D.	Floating Rate Note Obligations – (continued)

the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies recently adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

E.	Other Risks – The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of November 30, 2017, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the three months ended November 30, 2017, there were no material transfers between valuation levels.

Invesco California Tax-Free Income Fund

Invesco Core Plus Bond Fund Quarterly Schedule of Portfolio Holdings November 30, 2017

invesco.com/us	CPB-QTR-1 11/17	Invesco Advisers, Inc.

Schedule of Investments(a)

November 30, 2017

(Unaudited)

	Principal Amount	Value

U.S. Dollar Denominated Bonds & Notes–56.62%

Advertising–0.03%

Lamar Media Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2026	$945,000	$1,018,238

Aerospace & Defense–0.75%

Bombardier Inc. (Canada),
Sr. Unsec. Notes, 6.00%, 10/15/2022(b)	420,000	413,175
7.50%, 03/15/2025(b)	111,000	111,694
Huntington Ingalls Industries, Inc., Sr. Unsec. Gtd. Notes, 3.48%, 12/01/2027(b)	6,858,000	6,860,606
KLX Inc., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2022(b)	141,000	147,874
Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2022(b)	97,000	101,001
Northrop Grumman Corp.,
Sr. Unsec. Global Notes, 3.25%, 01/15/2028	8,118,000	8,136,261
4.03%, 10/15/2047	11,147,000	11,411,513
TransDigm Inc.,
Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 07/15/2024	55,000	56,375
6.50%, 05/15/2025	926,000	947,390
		28,185,889

Agricultural & Farm Machinery–0.01%

Titan International, Inc., Sr. Sec. Gtd. First Lien Notes, 6.50%, 11/30/2023(b)	341,000	340,045

Air Freight & Logistics–0.67%

Adani Abbot Point Terminal Pty Ltd (Australia), Sr. Sec. Gtd. Notes, 4.45%, 12/15/2022(b)	11,703,000	11,628,218
United Parcel Service, Inc.,
Sr. Unsec. Notes, 3.05%, 11/15/2027	8,331,000	8,315,064
3.75%, 11/15/2047	4,996,000	5,041,491
XPO Logistics, Inc., Sr. Unsec. Gtd. Notes, 6.50%, 06/15/2022(b)	90,000	94,387
		25,079,160

	Principal Amount	Value

Airlines–3.28%

American Airlines Pass Through Trust,
Series 2015-2, Class B, Sec. Third Lien Pass Through Ctfs., 4.40%, 03/22/2025	$7,689,522	$7,913,671
Series 2016-3, Class B, Sec. Third Lien Pass Through Ctfs., 3.75%, 04/15/2027	5,223,000	5,181,992
Series 2016-3, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.00%, 04/15/2030	7,403,750	7,292,693
Series 2017-1, Class A, Sec. Second Lien Pass Through Ctfs., 4.00%, 08/15/2030	5,479,000	5,749,115
Series 2017-1, Class B, Sec. Third Lien Pass Through Ctfs., 4.95%, 08/15/2026	5,830,000	6,122,666
Series 2017-1, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.65%, 08/15/2030	6,849,000	7,121,111
Series 2017-2, Class A, Sec. Second Lien Pass Through Ctfs., 3.60%, 04/15/2031	9,181,000	9,388,950
Series 2017-2, Class B, Sec. Third Lien Pass Through Ctfs., 3.70%, 04/15/2027	6,525,000	6,488,088
Series 2017-2, Class AA, Sr. Sec. First Lien Pass Through Ctfs., 3.35%, 04/15/2031	11,432,000	11,560,610
Delta Air Lines, Inc.,
Sr. Unsec. Global Notes, 2.60%, 12/04/2020	8,050,000	8,042,749
2.88%, 03/13/2020	4,744,000	4,778,938
3.63%, 03/15/2022	7,899,000	8,066,899
LATAM Airlines Group S.A. Pass Through Trust (Chile), Series 2015-1, Class A, Sec. Global Pass Through Ctfs., 4.20%, 08/15/2029	5,869,495	5,957,537
Norwegian Air Shuttle ASA Pass Through Trust (Norway),
Series 2016-1, Class A, Sec. Pass Through Ctfs., 4.88%, 11/10/2029(b)	2,452,843	2,492,702
Series 2016-1, Class B, Sec. Pass Through Ctfs., 7.50%, 05/10/2025(b)	11,466,840	12,263,786
United Airlines Pass Through Trust,
Series 2016-1, Class B, Sec. Third Lien Pass Through Ctfs., 3.65%, 07/07/2027	6,674,000	6,626,982
Series 2016-2, Class B, Sec. Third Lien Pass Through Ctfs., 3.65%, 04/07/2027	7,700,000	7,638,123

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Airlines–(continued)

US Airways Pass Through Trust, Series 2012-1, Class B, Sec. Second Lien Pass Through Ctfs., 8.00%, 04/01/2021	$6,794	$7,371
		122,693,983

Alternative Carriers–0.04%

CenturyLink, Inc.,
Series S, Sr. Unsec. Notes, 6.45%, 06/15/2021	468,000	467,120
Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	122,000	119,255
Level 3 Financing, Inc.,
Sr. Unsec. Gtd. Global Notes, 5.25%, 03/15/2026	97,000	95,363
5.38%, 05/01/2025	637,000	640,376
		1,322,114

Aluminum–0.02%

Alcoa Nederland Holding B.V., Sr. Unsec. Gtd. Notes, 6.75%, 09/30/2024(b)	450,000	497,385
Novelis Corp., Sr. Unsec. Gtd. Notes, 6.25%, 08/15/2024(b)	154,000	162,855
		660,240

Apparel Retail–0.20%

Gap, Inc. (The), Sr. Unsec. Global Bonds, 5.95%, 04/12/2021	144,000	155,606
Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(b)	308,000	230,615
L Brands, Inc.,
Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/2022	6,438,000	6,963,984
6.75%, 07/01/2036	22,000	22,055
6.88%, 11/01/2035	281,000	285,215
		7,657,475

Apparel, Accessories & Luxury Goods–0.40%

Hanesbrands Inc.,
Sr. Unsec. Gtd. Notes, 4.63%, 05/15/2024(b)	31,000	31,659
4.88%, 05/15/2026(b)	547,000	560,511
Michael Kors (USA), Inc., Sr. Unsec. Gtd. Notes, 4.00%, 11/01/2024(b)	14,220,000	14,306,351
		14,898,521

Asset Management & Custody Banks–0.95%

Affiliated Managers Group, Inc., Sr. Unsec. Global Notes, 4.25%, 02/15/2024	2,865,000	3,009,001
Apollo Management Holdings L.P., Sr. Unsec. Gtd. Notes, 4.00%, 05/30/2024(b)	5,598,000	5,745,221
Bank of New York Mellon Corp. (The), Unsec. Sub. Medium-Term Notes, 3.30%, 08/23/2029	11,257,000	11,170,293
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 5.00%, 06/15/2044(b)	6,934,000	7,808,294

	Principal Amount	Value

Asset Management & Custody Banks–(continued)

Brookfield Asset Management Inc. (Canada), Sr. Unsec. Notes, 4.00%, 01/15/2025	$785,000	$808,028
Carlyle Holdings II Finance LLC, Sr. Unsec. Gtd. Notes, 5.63%, 03/30/2043(b)	5,747,000	6,423,023
Prime Security Services Borrower, LLC/Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(b)	429,000	474,581
		35,438,441

Auto Parts & Equipment–0.03%

Dana Inc., Sr. Unsec. Notes, 5.50%, 12/15/2024	414,000	440,537
Delphi Jersey Holdings PLC, Sr. Unsec. Notes, 5.00%, 10/01/2025(b)	166,000	169,010
Hertz Corp. (The),
Sec. Gtd. Second Lien Notes, 7.63%, 06/01/2022(b)	66,000	68,292
Sr. Unsec. Gtd. Global Notes, 5.88%, 10/15/2020	340,000	340,578
		1,018,417

Automobile Manufacturers–0.26%

Ford Motor Credit Co. LLC, Sr. Unsec. Global Notes, 2.68%, 01/09/2020	5,468,000	5,485,358
General Motors Financial Co., Inc., Sr. Unsec. Gtd. Notes, 3.15%, 01/15/2020	4,304,000	4,358,807
		9,844,165

Automotive Retail–0.03%

Autopistas del Sol S.A. (Costa Rica), Sr. Sec. Notes, 7.38%, 12/30/2030(b)	200,000	213,750
Lithia Motors, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 08/01/2025(b)	85,000	89,462
Murphy Oil USA, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/2027	472,000	496,780
Penske Automotive Group Inc., Sr. Unsec. Sub. Gtd. Notes, 5.50%, 05/15/2026	450,000	459,000
		1,258,992

Biotechnology–0.20%

Shire Acquisitions Investments Ireland DAC, Sr. Unsec. Gtd. Global Notes, 2.88%, 09/23/2023	7,500,000	7,348,393

Brewers–0.36%

Anheuser-Busch InBev Finance, Inc. (Belgium),
Sr. Unsec. Gtd. Global Notes, 3.65%, 02/01/2026	7,519,000	7,726,092
4.90%, 02/01/2046	5,000,000	5,657,010
		13,383,102

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Broadcasting–0.08%

AMC Networks Inc.,
Sr. Unsec. Gtd. Global Notes, 4.75%, 08/01/2025	$44,000	$43,780
5.00%, 04/01/2024	155,000	157,325
CBS Corp., Sr. Unsec. Gtd. Notes, 3.50%, 01/15/2025	1,420,000	1,423,972
Clear Channel Worldwide Holdings, Inc.,
Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/2022	809,000	822,146
Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/2020	242,000	240,488
Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	184,000	196,880
Nexstar Broadcasting, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(b)	112,000	114,800
Tribune Media Co., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/2022	123,000	126,075
		3,125,466

Building Products–0.26%

Builders FirstSource, Inc.,
Sr. Sec. Gtd. First Lien Notes, 5.63%, 09/01/2024(b)	250,000	261,563
Sr. Unsec. Gtd. Notes, 10.75%, 08/15/2023(b)	252,000	284,760
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/2021	146,000	148,993
Owens Corning, Sr. Unsec. Gtd. Global Notes, 4.30%, 07/15/2047	6,158,000	5,995,602
St. Marys Cement Inc. (Brazil), Sr. Unsec. Gtd. Notes, 5.75%, 01/28/2027(b)	200,000	212,270
Standard Industries Inc.,
Sr. Unsec. Notes, 5.00%, 02/15/2027(b)	429,000	447,232
6.00%, 10/15/2025(b)	2,021,000	2,188,137
		9,538,557

Cable & Satellite–1.07%

Altice Financing S.A. (Luxembourg),
Sr. Sec. Gtd. First Lien Bonds, 7.50%, 05/15/2026(b)	200,000	209,500
Sr. Sec. Gtd. First Lien Notes, 6.63%, 02/15/2023(b)	200,000	205,500
Altice Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.75%, 05/15/2022(b)	240,000	229,500
Altice US Finance I Corp., Sr. Sec. Notes, 5.50%, 05/15/2026(b)	200,000	203,000
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec. Global Notes, 5.75%, 09/01/2023	245,000	252,963
Sr. Unsec. Notes, 5.75%, 02/15/2026(b)	1,285,000	1,336,400

	Principal Amount	Value

Cable & Satellite–(continued)

Charter Communications Operating, LLC/Charter Communications Operating Capital Corp.,
Sr. Sec. Gtd. First Lien Global Notes, 4.46%, 07/23/2022	$2,000,000	$2,086,796
4.91%, 07/23/2025	2,187,000	2,313,666
5.38%, 05/01/2047	4,585,000	4,645,012
6.83%, 10/23/2055	6,341,000	7,442,747
Comcast Corp., Sr. Unsec. Gtd. Global Notes, 3.40%, 07/15/2046	2,095,000	1,910,968
Cox Communications, Inc., Sr. Unsec. Notes, 3.35%, 09/15/2026(b)	5,845,000	5,695,393
CSC Holdings LLC,
Sr. Unsec. Global Notes, 6.75%, 11/15/2021	396,000	426,690
Sr. Unsec. Notes, 10.13%, 01/15/2023(b)	1,250,000	1,417,187
Discovery Communications LLC, Sr. Unsec. Gtd. Global Notes, 5.20%, 09/20/2047	2,525,000	2,521,085
DISH DBS Corp.,
Sr. Unsec. Gtd. Global Notes, 5.88%, 11/15/2024	2,742,000	2,765,444
7.88%, 09/01/2019	387,000	415,139
Intelsat Jackson Holdings S.A. (Luxembourg),
Sr. Unsec. Gtd. Global Bonds, 5.50%, 08/01/2023	205,000	168,356
Sr. Unsec. Gtd. Global Notes, 7.25%, 10/15/2020	1,053,000	1,000,350
7.50%, 04/01/2021	171,000	160,099
Sirius XM Radio Inc.,
Sr. Unsec. Gtd. Notes, 3.88%, 08/01/2022(b)	1,736,000	1,758,047
5.38%, 04/15/2025(b)	165,000	173,918
5.38%, 07/15/2026(b)	662,000	695,100
6.00%, 07/15/2024(b)	159,000	169,136
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), Sr. Sec. Gtd. First Lien Bonds, 5.00%, 01/15/2025(b)	200,000	207,750
UPC Holding B.V. (Netherlands), Sr. Sec. First Lien Notes, 5.50%, 01/15/2028(b)	200,000	199,500
UPCB Finance IV Ltd. (Netherlands), Sr. Sec. First Lien Notes, 5.38%, 01/15/2025(b)	550,000	561,000
Virgin Media Finance PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 6.00%, 10/15/2024(b)	200,000	207,750
Virgin Media Secured Finance PLC (United Kingdom), Sr. Sec. Gtd. First Lien Notes, 5.50%, 08/15/2026(b)	200,000	209,340
VTR Finance B.V. (Chile), Sr. Sec. First Lien Notes, 6.88%, 01/15/2024(b)	250,000	265,000
Ziggo Secured Finance B.V. (Netherlands), Sr. Sec. Gtd. First Lien Notes, 5.50%, 01/15/2027(b)	250,000	251,875
		40,104,211

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Casinos & Gaming–0.09%

Boyd Gaming Corp.,
Sr. Unsec. Gtd. Global Notes, 6.38%, 04/01/2026	$163,000	$178,078
6.88%, 05/15/2023	173,000	185,110
Codere Finance 2 (Luxembourg) S.A. (Spain), Sr. Sec. Gtd. First Lien Notes, 7.63%, 11/01/2021(b)	200,000	204,875
Melco Resorts Finance Ltd. (Hong Kong), Sr. Unsec. Notes, 4.88%, 06/06/2025(b)	200,000	201,935
MGM Resorts International,
Sr. Unsec. Gtd. Notes, 4.63%, 09/01/2026	784,000	803,600
6.00%, 03/15/2023	85,000	93,925
7.75%, 03/15/2022	110,000	127,875
Pinnacle Entertainment, Inc., Sr. Unsec. Global Notes, 5.63%, 05/01/2024	345,000	359,662
Scientific Games International Inc., Sr. Unsec. Gtd. Global Notes, 10.00%, 12/01/2022	547,000	604,435
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
Sr. Unsec. Gtd. Notes, 5.25%, 05/15/2027(b)	86,000	87,773
5.50%, 03/01/2025(b)	436,000	451,391
		3,298,659

Coal & Consumable Fuels–0.00%

SunCoke Energy Partners, L.P./ SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.50%, 06/15/2025(b)	161,000	170,459

Commodity Chemicals–0.01%

Koppers Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	159,000	171,171
Valvoline Inc., Sr. Unsec. Gtd. Notes, 5.50%, 07/15/2024(b)	243,000	258,795
		429,966

Communications Equipment–0.04%

CommScope Technologies LLC, Sr. Unsec. Gtd. Notes, 6.00%, 06/15/2025(b)	446,000	479,450
Hughes Satellite Systems Corp.,
Sr. Sec. Gtd. First Lien Global Notes, 5.25%, 08/01/2026	691,000	703,956
Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	249,000	276,390
		1,459,796

Construction & Engineering–0.00%

AECOM, Sr. Unsec. Gtd. Global Notes, 5.13%, 03/15/2027	97,000	99,115

Construction Machinery & Heavy Trucks–0.03%

Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	509,000	537,631

	Principal Amount	Value

Construction Machinery & Heavy Trucks–(continued)

Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 03/01/2025	$250,000	$266,875
Terex Corp., Sr. Unsec. Gtd. Notes, 5.63%, 02/01/2025(b)	408,000	431,205
		1,235,711

Construction Materials–0.18%

James Hardie International Finance DAC (Ireland),
Sr. Unsec. Notes, 4.75%, 01/15/2025(b)	200,000	204,500
5.00%, 01/15/2028(b)	6,209,000	6,348,702
		6,553,202

Consumer Finance–1.46%

Ally Financial Inc.,
Sr. Unsec. Global Notes, 4.13%, 03/30/2020	4,449,000	4,592,213
5.13%, 09/30/2024	1,219,000	1,331,758
Sr. Unsec. Gtd. Global Notes, 8.00%, 03/15/2020	145,000	162,038
Capital One Financial Corp.,
Sr. Unsec. Global Notes, 3.05%, 03/09/2022	5,345,000	5,387,076
3.75%, 03/09/2027	14,465,000	14,615,022
Discover Bank, Sr. Unsec. Global Bonds, 3.45%, 07/27/2026	5,000,000	4,914,097
Discover Financial Services, Inc., Series C, Jr. Unsec. Sub. Global Notes, 5.50%(c)	12,133,000	12,527,322
Navient Corp.,
Sr. Unsec. Medium-Term Notes, 7.25%, 01/25/2022	470,000	508,188
8.00%, 03/25/2020	235,000	256,738
Synchrony Financial, Sr. Unsec. Global Notes, 4.50%, 07/23/2025	9,795,000	10,203,266
UNIFIN Financiera, S.A.B. de C.V. SOFOM, E.N.R. (Mexico), Sr. Unsec. Gtd. Notes, 7.00%, 01/15/2025(b)	283,000	294,674
		54,792,392

Copper–0.09%

First Quantum Minerals Ltd. (Zambia), Sr. Unsec. Gtd. Notes, 7.00%, 02/15/2021(b)	295,000	306,800
Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 5.40%, 11/14/2034	240,000	234,600
Lundin Mining Corp. (Canada), Sr. Sec. Gtd. First Lien Notes, 7.88%, 11/01/2022(b)	2,193,000	2,373,922
Southern Copper Corp. (Peru), Sr. Unsec. Global Notes, 7.50%, 07/27/2035	200,000	270,969
		3,186,291

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Data Processing & Outsourced Services–0.17%

Fidelity National Information Services, Inc., Sr. Unsec. Global Notes, 4.50%, 08/15/2046	$4,764,000	$4,895,626
First Data Corp.,
Sec. Gtd. Second Lien Notes, 5.75%, 01/15/2024(b)	125,000	130,156
Sr. Sec. Gtd. First Lien Notes, 5.00%, 01/15/2024(b)	80,000	83,100
Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(b)	1,194,000	1,266,386
		6,375,268

Department Stores–0.01%
SACI Falabella (Chile), Sr. Unsec. Notes, 3.75%, 10/30/2027(b)	200,000	196,698

Diversified Banks–6.71%
ANZ New Zealand (Int’l) Ltd. (New Zealand), Sr. Unsec. Gtd. Notes, 2.13%, 07/28/2021(b)	4,415,000	4,328,380
Australia and New Zealand Banking Group Ltd. (Australia), Jr. Unsec. Sub. Notes, 6.75%(b)(c)	11,549,000	13,180,296
Banco de Bogotá S.A. (Colombia), Sr. Unsec. Notes, 4.38%, 08/03/2027(b)	400,000	402,000
Banco de Crédito e Inversiones (Chile), Sr. Unsec. Notes, 3.50%, 10/12/2027(b)	230,000	225,400
Banco do Brasil S.A. (Brazil), REGS, Unsec. Sub. Euro Notes, 5.88%, 01/19/2023(b)	200,000	211,000
Banco Nacional de Desenvolvimento Economico e Social (Brazil), Sr. Unsec. Notes, 4.75%, 05/09/2024(b)	205,000	207,255
Bank of America Corp.,
Sr. Unsec. Global Notes, 3.71%, 04/24/2028	4,712,000	4,831,763
Sr. Unsec. Medium-Term Global Notes, 3.59%, 07/21/2028	9,424,000	9,586,638
Unsec. Sub. Medium-Term Notes, 4.20%, 08/26/2024	5,435,000	5,712,502
Series L, Sr. Unsec. Global Notes, 2.60%, 01/15/2019	5,386,000	5,417,030
Series X, Jr. Unsec. Sub. Notes, 6.25%(c)	4,333,000	4,804,214
Series Z, Jr. Unsec. Sub. Notes, 6.50%(c)	3,360,000	3,826,536
Series DD, Jr. Unsec. Sub. Notes, 6.30%(c)	2,080,000	2,377,232
Barclays PLC (United Kingdom), Unsec. Sub. Global Notes, 4.84%, 05/09/2028	2,065,000	2,147,664

	Principal Amount	Value

Diversified Banks–(continued)
BBVA Bancomer S.A. (Mexico), Sr. Unsec. Notes, 4.38%, 04/10/2024(b)	$1,385,000	$1,455,981
Citigroup Inc.,
Sr. Unsec. Global Notes, 2.88%, 07/24/2023	3,520,000	3,502,501
3.67%, 07/24/2028	14,137,000	14,340,088
Unsec. Sub. Global Notes, 5.50%, 09/13/2025	7,130,000	8,034,450
Unsec. Sub. Notes, 4.45%, 09/29/2027	10,555,000	11,101,465
Series Q, Jr. Unsec. Sub. Global Notes, 5.95%(c)	2,300,000	2,416,737
Series T, Jr. Unsec. Sub. Global Notes, 6.25%(c)	6,669,000	7,470,147
Crédit Agricole S.A. (France), Unsec. Sub. Notes, 4.38%, 03/17/2025(b)	1,160,000	1,213,873
Development Bank of Kazakhstan JSC (Kazakhstan), REGS, Sr. Unsec. Euro Notes, 4.13%, 12/10/2022(b)	300,000	309,750
Dresdner Funding Trust I (Germany), REGS, Jr. Unsec. Sub. Euro Notes, 8.15%, 06/30/2031(b)	135,000	178,614
Export-Import Bank of India (India), REGS, Sr. Unsec. Euro Bonds, 3.38%, 08/05/2026(b)	200,000	197,083
Global Bank Corp. (Panama), Sr. Unsec. Notes, 4.50%, 10/20/2021(b)	7,642,000	7,800,571
HBOS PLC (United Kingdom), Unsec. Sub. Medium-Term Global Notes, 6.75%, 05/21/2018(b)	1,360,000	1,389,315
HSBC Holdings PLC (United Kingdom),
Jr. Unsec. Sub. Global Bonds, 6.00%(c)	11,595,000	12,209,535
Sr. Unsec. Global Notes, 4.00%, 03/30/2022	1,050,000	1,102,351
Unsec. Sub. Global Notes, 4.38%, 11/23/2026	2,169,000	2,260,557
Industrial & Commercial Bank of China Ltd. (China), Sr. Unsec. Notes, 3.54%, 11/08/2027	3,418,000	3,428,907
Industrial Senior Trust (Guatemala), REGS, Sr. Unsec. Gtd. Euro Notes, 5.50%, 11/01/2022(b)	500,000	513,125
ING Groep N.V. (Netherlands), Jr. Unsec. Sub. Global Notes, 6.50%(c)	2,710,000	2,956,610
Intesa Sanpaolo S.p.A. (Italy),
Sr. Unsec. Gtd. Medium-Term Notes, 3.88%, 01/15/2019	2,840,000	2,886,169
Sr. Unsec. Notes, 3.13%, 07/14/2022(b)	5,641,000	5,617,211

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Diversified Banks–(continued)

JPMorgan Chase & Co.,
Sr. Unsec. Global Notes, 3.54%, 05/01/2028	$7,958,000	$8,045,928
3.78%, 02/01/2028	6,597,000	6,795,840
Sr. Unsec. Medium-Term Global Bonds, 2.30%, 08/15/2021	8,950,000	8,885,262
Unsec. Sub. Global Notes, 3.63%, 12/01/2027	5,610,000	5,641,781
Series I, Jr. Unsec. Sub. Global Notes, 7.90%(c)	4,500,000	4,586,625
Series CC, Jr. Unsec. Sub. Global Notes, 4.63%(c)	11,567,000	11,451,330
Multibank, Inc. (Panama), Sr. Unsec. Notes, 4.38%, 11/09/2022(b)	200,000	200,350
Nordea Bank AB (Sweden), Jr. Unsec. Sub. Notes, 5.50%(b)(c)	3,909,000	4,016,497
Royal Bank of Scotland Group PLC (The) (United Kingdom),
Sr. Unsec. Notes, 3.50%, 05/15/2023	11,594,000	11,617,376
Unsec. Sub. Global Bonds, 5.13%, 05/28/2024	600,000	638,090
Société Générale S.A. (France), Jr. Unsec. Sub. Notes, 7.38%(b)(c)	2,988,000	3,245,715
Standard Chartered PLC (United Kingdom),
Jr. Unsec. Sub. Notes, 7.75%(b)(c)	5,720,000	6,277,700
Unsec. Sub. Notes, 4.30%, 02/19/2027(b)	3,242,000	3,311,045
Turkiye Garanti Bankasi A.S. (Turkey), Unsec. Sub. Notes, 6.13%, 05/24/2027(b)	200,000	198,162
Turkiye Is Bankasi A.S. (Turkey), Sr. Unsec. Notes, 6.13%, 04/25/2024(b)	200,000	199,659
Wells Fargo & Co.,
Unsec. Sub. Global Notes, 5.38%, 11/02/2043	8,500,000	9,984,737
Unsec. Sub. Medium-Term Notes, 4.75%, 12/07/2046	4,215,000	4,619,006
Series U, Jr. Unsec. Sub. Global Notes, 5.88%(c)	5,356,000	5,951,855
Westpac Banking Corp. (Australia), Jr. Unsec. Sub. Global Bonds, 5.00%(c)	7,615,000	7,617,544
Yapi ve Kredi Bankasi A.S. (Turkey), Sr. Unsec. Notes, 5.85%, 06/21/2024(b)	300,000	295,430
		251,222,882

	Principal Amount	Value

Diversified Capital Markets–0.27%

Credit Suisse Group AG (Switzerland), Jr. Unsec. Sub. Notes, 7.50%(b)(c)	$305,000	$350,357
Credit Suisse Group Funding (Guernsey) Ltd. (Switzerland), Sr. Unsec. Gtd. Global Notes, 3.75%, 03/26/2025	3,055,000	3,124,945
Macquarie Bank Ltd. (Australia), Jr. Unsec. Sub. Notes, 6.13%(b)(c)	6,470,000	6,753,062
		10,228,364

Diversified Chemicals–0.21%

Chemours Co. (The),
Sr. Unsec. Gtd. Global Notes, 6.63%, 05/15/2023	4,431,000	4,707,938
7.00%, 05/15/2025	75,000	82,406
OCP S.A. (Morocco),
Sr. Unsec. Notes, 4.50%, 10/22/2025(b)	1,940,000	1,933,404
REGS, Sr. Unsec. Euro Notes, 4.50%, 10/22/2025(b)	700,000	697,620
6.88%, 04/25/2044(b)	400,000	455,637
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 09/01/2025(b)	97,000	101,475
		7,978,480

Diversified Metals & Mining–0.05%

Corp. Nacional del Cobre de Chile (Chile), Sr. Unsec. Notes, 3.63%, 08/01/2027(b)	200,000	199,790
HudBay Minerals, Inc. (Canada), Sr. Unsec. Gtd. Notes, 7.63%, 01/15/2025(b)	448,000	496,720
MMC Norilsk Nickel OJSC via MMC Finance DAC (Russia), Sr. Unsec. Notes, 6.63%, 10/14/2022(b)	295,000	334,043
Petropavlovsk 2016 Ltd. (Russia), Sr. Unsec. Gtd. Notes, 8.13%, 11/14/2022(b)	200,000	197,539
Teck Resources Ltd. (Canada),
Sr. Unsec. Gtd. Global Notes, 4.75%, 01/15/2022	105,000	110,775
Sr. Unsec. Notes, 6.13%, 10/01/2035	435,000	491,550
		1,830,417

Diversified REITs–0.32%

CyrusOne L.P./CyrusOne Finance Corp.,
Sr. Unsec. Gtd. Notes, 5.00%, 03/15/2024(b)	60,000	62,550
5.00%, 03/15/2024(b)	57,000	59,422
Select Income REIT, Sr. Unsec. Global Notes, 4.50%, 02/01/2025	1,570,000	1,593,788
Trust F/1401 (Mexico),
Sr. Unsec. Notes, 5.25%, 12/15/2024(b)	1,300,000	1,389,700
5.25%, 01/30/2026(b)	8,353,000	8,895,945
		12,001,405

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Diversified Support Services–0.01%

Aeropuerto Internacional de Tocumen, S.A. (Panama), REGS, Sr. Sec. First Lien Euro Notes, 5.63%, 05/18/2036(b)	$200,000	$217,000
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC, Sr. Unsec. Gtd. Notes, 6.38%, 08/01/2023(b)	90,000	92,925
		309,925

Electric Utilities–0.93%

Adani Transmission Ltd. (India), Sr. Sec. First Lien Notes, 4.00%, 08/03/2026(b)	200,000	200,019
CLP Power Hong Kong Financing Ltd. (Hong Kong), REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 3.13%, 05/06/2025(b)	200,000	200,390
Enel Finance International N.V. (Italy), Sr. Unsec. Gtd. Notes, 2.75%, 04/06/2023(b)	11,170,000	11,001,362
3.50%, 04/06/2028(b)	3,486,000	3,404,822
Exelon Corp., Jr. Unsec. Sub. Notes, 3.50%, 06/01/2022	2,463,000	2,523,372
Korea Hydro & Nuclear Power Co., Ltd. (South Korea), REGS, Sr. Unsec. Medium-Term Euro Notes, 3.00%, 09/19/2022(b)	200,000	199,867
Mazoon Assets Co. S.A.O.C. (Oman), Sr. Unsec. Bonds, 5.20%, 11/08/2027(b)	200,000	200,237
OmGrid Funding Ltd. (Oman), Sr. Unsec. Gtd. Bonds, 5.20%, 05/16/2027(b)	200,000	198,992
Pacific Gas & Electric Co., Sr. Unsec. Notes, 3.30%, 12/01/2027(b)	8,538,000	8,501,317
Perusahaan Listrik Negara PT (Indonesia), Sr. Unsec. Notes, 4.13%, 05/15/2027(b)	200,000	199,679
Southern Co. (The), Series B, Jr. Unsec. Sub. Global Notes, 5.50%, 03/15/2057	6,438,000	6,832,243
State Grid Overseas Investment (2014) Ltd. (China), REGS, Sr. Unsec. Gtd. Euro Notes, 4.85%, 05/07/2044(b)	200,000	232,744
State Grid Overseas Investment (2016) Ltd. (China), Sr. Unsec. Gtd. Notes, 3.50%, 05/04/2027(b)	500,000	501,129

	Principal Amount	Value

Electric Utilities–(continued)

Trinidad Generation Unlimited (Trinidad), REGS, Sr. Unsec. Euro Notes, 5.25%, 11/04/2027(b)	$400,000	$410,000
		34,606,173

Electrical Components & Equipment–0.02%

EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(b)	185,000	195,175
Sensata Technologies B.V., Sr. Unsec. Gtd. Notes, 4.88%, 10/15/2023(b)	100,000	104,800
5.00%, 10/01/2025(b)	260,000	278,850
		578,825

Environmental & Facilities Services–0.01%

Advanced Disposal Services, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 11/15/2024(b)	84,000	86,940
Core & Main LP, Sr. Unsec. Notes, 6.13%, 08/15/2025(b)	220,000	225,225
Wrangler Buyer Corp., Sr. Unsec. Notes, 6.00%, 10/01/2025(b)	23,000	23,460
		335,625

Fertilizers & Agricultural Chemicals–0.80%

Israel Chemicals Ltd. (Israel), REGS, Sr. Unsec. Euro Bonds, 4.50%, 12/02/2024(b)	300,000	307,875
Mosaic Co. (The), Sr. Unsec. Global Notes, 3.25%, 11/15/2022	11,169,000	11,097,844
4.05%, 11/15/2027	18,512,000	18,401,365
		29,807,084

Financial Exchanges & Data–0.21%

Moody’s Corp.,
Sr. Unsec. Global Notes, 2.75%, 07/15/2019	1,470,000	1,481,736
4.88%, 02/15/2024	3,099,000	3,407,217
5.25%, 07/15/2044	1,140,000	1,360,739
MSCI Inc., Sr. Unsec. Gtd. Notes, 5.25%, 11/15/2024(b)	175,000	185,937
Nasdaq, Inc., Sr. Unsec. Notes, 3.85%, 06/30/2026	1,205,000	1,237,472
		7,673,101

Food Distributors–0.01%

US Foods, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 06/15/2024(b)	365,000	385,075

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Food Retail–0.18%

Albertsons Cos. LLC/ Safeway Inc./New Albertson’s, Inc./Albertson’s LLC, Sr. Unsec. Gtd. Global Notes, 6.63%, 06/15/2024	$513,000	$492,480
Alimentation Couche-Tard Inc. (Canada), Sr. Unsec. Gtd. Notes, 2.70%, 07/26/2022(b)	5,851,000	5,789,617
Ingles Markets, Inc., Sr. Unsec. Global Notes, 5.75%, 06/15/2023	574,000	571,130
		6,853,227

Forest Products–0.14%

Klabin Finance S.A. (Brazil), Sr. Unsec. Gtd. Notes, 4.88%, 09/19/2027(b)	5,436,000	5,399,035

Gas Utilities–0.03%

AmeriGas Partners, L.P./AmeriGas Finance Corp.,
Sr. Unsec. Global Notes, 5.63%, 05/20/2024	124,000	130,200
5.88%, 08/20/2026	298,000	310,665
Ferrellgas L.P./Ferrellgas Finance Corp.,Sr. Unsec. Global Notes, 6.50%, 05/01/2021	94,000	89,535
Suburban Propane Partners, L.P./Suburban Energy Finance Corp.,Sr. Unsec. Global Notes, 5.50%, 06/01/2024	631,000	627,845
		1,158,245

General Merchandise Stores–0.48%

Dollar Tree, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 03/01/2023	17,022,000	17,894,377

Gold–0.25%

Yamana Gold Inc. (Canada), Sr. Unsec. Notes, 4.63%, 12/15/2027(b)	9,482,000	9,482,629

Health Care Distributors–0.49%

AmerisourceBergen Corp.,
Sr. Unsec. Global Notes,
3.45%, 12/15/2027	9,289,000	9,243,557
4.30%, 12/15/2047	9,128,000	9,104,979
		18,348,536

Health Care Equipment–0.36%

Becton, Dickinson and Co.,
Sr. Unsec. Notes,
3.36%, 06/06/2024	5,074,000	5,078,362
3.70%, 06/06/2027	4,718,000	4,710,711
Hill-Rom Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/15/2025(b)	472,000	482,620
Teleflex Inc.,
Sr. Unsec. Gtd. Global Notes,
4.63%, 11/15/2027	3,130,000	3,209,345
4.88%, 06/01/2026	39,000	40,595
5.25%, 06/15/2024	15,000	15,825
		13,537,458

	Principal Amount	Value

Health Care Facilities–0.47%

Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Global Notes, 6.50%, 03/01/2024	$143,000	$148,362
Community Health Systems, Inc.,
Sr. Sec. Gtd. First Lien Global Notes, 5.13%, 08/01/2021	1,014,000	953,160
Sr. Sec. Gtd. First Lien Notes, 6.25%, 03/31/2023	244,000	229,360
Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2022	66,737	40,543
8.00%, 11/15/2019	160,000	143,800
HCA Healthcare, Inc., Sr. Unsec. Notes, 6.25%, 02/15/2021	130,000	139,588
HCA, Inc.,
Sr. Sec. Gtd. First Lien Global Notes, 5.88%, 03/15/2022	136,000	147,730
6.50%, 02/15/2020	675,000	726,469
Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	1,355,000	1,446,462
5.50%, 06/15/2047	10,965,000	11,129,475
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025	130,000	135,200
5.88%, 02/15/2026	160,000	170,600
HealthSouth Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	475,000	495,187
LifePoint Health, Inc.,
Sr. Unsec. Gtd. Global Notes, 5.38%, 05/01/2024	444,000	436,785
Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2023	23,000	23,489
Tenet Healthcare Corp.,
Sec. Gtd. Second Lien Notes, 7.50%, 01/01/2022(b)	23,000	24,351
Sr. Sec. Gtd. First Lien Global Notes, 6.00%, 10/01/2020	180,000	190,350
Sr. Unsec. Global Notes, 6.75%, 06/15/2023	117,000	109,834
8.13%, 04/01/2022	965,000	958,969
		17,649,714

Health Care REITs–0.65%

HCP, Inc.,
Sr. Unsec. Global Notes, 4.00%, 12/01/2022	9,288,000	9,723,511
4.25%, 11/15/2023	5,830,000	6,128,356
Physicians Realty L.P., Sr. Unsec. Gtd. Global Notes, 4.30%, 03/15/2027	3,666,000	3,731,339
Senior Housing Properties Trust, Sr. Unsec. Notes, 6.75%, 12/15/2021	2,550,000	2,828,208
Welltower Inc., Sr. Unsec. Notes, 5.25%, 01/15/2022	1,626,000	1,770,770
		24,182,184

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Health Care Services–0.42%

AMN Healthcare, Inc., Sr. Unsec. Gtd. Notes, 5.13%, 10/01/2024(b)	$138,000	$142,830
Eagle Holding Co. II, LLC, Sr. Unsec. PIK Notes, 8.38% PIK Rate, 7.63% Cash Rate, 05/15/2022(b)(d)	184,000	187,220
Envision Healthcare Corp., Sr. Unsec. Gtd. Notes, 6.25%, 12/01/2024(b)	76,000	80,465
Laboratory Corp. of America Holdings, Sr. Unsec. Notes, 3.25%, 09/01/2024	9,714,000	9,708,878
3.60%, 09/01/2027	4,420,000	4,427,832
MEDNAX, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2023(b)	287,000	294,892
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 7.13%, 06/01/2024(b)	609,000	655,436
Surgery Center Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.75%, 07/01/2025(b)	81,000	74,115
8.88%, 04/15/2021(b)	36,000	36,450
Team Health Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.38%, 02/01/2025(b)	160,000	145,600
		15,753,718

Health Care Supplies–0.01%

Yestar Healthcare Holdings Co. Ltd. (China), REGS, Sr. Unsec. Euro Bonds, 6.90%, 09/15/2021(b)	200,000	207,396

Home Entertainment Software–0.08%

Electronic Arts Inc., Sr. Unsec. Global Notes, 3.70%, 03/01/2021	2,790,000	2,878,387

Home Improvement Retail–0.01%

Hillman Group Inc. (The), Sr. Unsec. Gtd. Notes, 6.38%, 07/15/2022(b)	265,000	263,013

Homebuilding–0.83%

Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.75%, 08/01/2025(b)	376,000	378,820
6.88%, 02/15/2021(b)	157,000	161,318
Beazer Homes USA, Inc., Sr. Unsec. Gtd. Global Notes, 6.75%, 03/15/2025	566,000	598,375
8.75%, 03/15/2022	145,000	159,319
Sr. Unsec. Notes, 5.88%, 10/15/2027(b)	31,000	31,155
CalAtlantic Group, Inc., Sr. Unsec. Gtd. Global Notes, 8.38%, 01/15/2021	40,000	46,400
Sr. Unsec. Gtd. Notes, 5.25%, 06/01/2026	107,000	112,751
5.38%, 10/01/2022	157,000	170,149

	Principal Amount	Value

Homebuilding–(continued)

D.R. Horton, Inc., Sr. Unsec. Gtd. Global Notes, 2.55%, 12/01/2020	$1,904,000	$1,902,810
KB Home, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/2022	145,000	167,112
Lennar Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 11/15/2022	310,000	328,600
Sr. Unsec. Gtd. Notes, 4.50%, 04/30/2024	3,439,000	3,555,066
MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/2043	23,045,000	22,929,775
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 06/01/2025	83,000	89,719
7.15%, 04/15/2020	55,000	60,363
Taylor Morrison Communities Inc./ Taylor Morrison Holdings II, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(b)	463,000	493,382
		31,185,114

Hotel and Resort REITs–0.14%

Hospitality Properties Trust, Sr. Unsec. Notes, 4.95%, 02/15/2027	2,775,000	2,928,369
Host Hotels & Resorts L.P., Series F, Sr. Unsec. Global Notes, 4.50%, 02/01/2026	2,280,000	2,397,272
		5,325,641

Hotels, Resorts & Cruise Lines–0.11%

Choice Hotels International, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 07/01/2022	290,000	318,637
Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes, 3.70%, 03/15/2028	3,681,000	3,663,441
		3,982,078

Household Products–0.39%

Reynolds Group Issuer Inc./LLC, Sr. Sec. Gtd. First Lien Global Notes, 5.75%, 10/15/2020	13,686,000	13,934,059
Sr. Sec. Gtd. First Lien Notes, 5.13%, 07/15/2023(b)	42,000	43,628
Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	218,000	234,306
Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	305,000	321,775
Springs Industries, Inc., Sr. Sec. Global Notes, 6.25%, 06/01/2021	97,000	99,425
		14,633,193

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Independent Power Producers & Energy Traders–0.17%

AES Corp. (The), Sr. Unsec. Global Notes, 8.00%, 06/01/2020	$15,000	$17,063
Sr. Unsec. Notes, 5.50%, 03/15/2024	85,000	89,462
5.50%, 04/15/2025	1,192,000	1,262,030
Calpine Corp., Sr. Unsec. Global Notes, 5.38%, 01/15/2023	143,000	143,000
Colbun S.A. (Chile), Sr. Unsec. Notes, 3.95%, 10/11/2027(b)	200,000	200,750
Dynegy Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/01/2022	100,000	107,125
Emirates SembCorp Water & Power Co. PJSC (United Arab Emirates), Sr. Sec. Notes, 4.45%, 08/01/2035(b)	200,000	203,616
Inkia Energy Ltd. (Peru), Sr. Unsec. Notes, 5.88%, 11/09/2027(b)	3,649,000	3,685,490
NRG Energy, Inc., Sr. Unsec. Gtd. Global Notes, 6.25%, 05/01/2024	590,000	628,350
6.63%, 03/15/2023	123,000	127,871
6.63%, 01/15/2027	62,000	67,115
		6,531,872

Industrial Conglomerates–0.61%

Alfa, S.A.B. de C.V. (Mexico), Sr. Unsec. Notes, 6.88%, 03/25/2044(b)	9,073,000	9,912,253
REGS, Sr. Unsec. Euro Notes, 6.88%, 03/25/2044(b)	300,000	327,750
CITIC Ltd. (China), REGS, Sr. Unsec. Medium-Term Euro Notes, 3.13%, 02/28/2022(b)	200,000	199,347
General Electric Co., Series D, Jr. Unsec. Sub. Global Notes, 5.00%(c)	12,008,000	12,293,190
Indika Energy Capital III Pte. Ltd. (Indonesia), Sr. Unsec. Gtd. Notes, 5.88%, 11/09/2024(b)	200,000	198,952
		22,931,492

Industrial Machinery–0.01%

CBC Ammo LLC/CBC FinCo Inc. (Brazil), Sr. Unsec. Notes, 7.25%, 11/15/2021(b)	110,000	114,675
Mueller Industries, Inc., Unsec. Sub. Deb., 6.00%, 03/01/2027	148,000	152,810
TriMas Corp., Sr. Unsec. Gtd. Notes, 4.88%, 10/15/2025(b)	80,000	80,950
		348,435

Integrated Oil & Gas–0.20%

Ecopetrol S.A. (Colombia), Sr. Unsec. Global Notes, 5.88%, 05/28/2045	100,000	101,750

	Principal Amount	Value

Integrated Oil & Gas–(continued)

Petrobras Global Finance B.V. (Brazil), Sr. Unsec. Gtd. Global Notes, 7.38%, 01/17/2027	$200,000	$220,800
Sr. Unsec. Gtd. Notes, 6.00%, 01/27/2028(b)	200,000	201,460
Petróleos del Perú S.A. (Peru), Sr. Unsec. Notes, 4.75%, 06/19/2032(b)	375,000	384,375
5.63%, 06/19/2047(b)	400,000	426,000
Petróleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 6.88%, 08/04/2026	300,000	342,510
Sr. Unsec. Gtd. Notes, 5.38%, 03/13/2022(b)	150,000	160,725
6.50%, 03/13/2027(b)	4,374,000	4,828,896
6.50%, 03/13/2027(b)	333,000	367,632
6.75%, 09/21/2047(b)	144,000	152,654
REGS, Sr. Unsec. Gtd. Euro Notes, 6.50%, 03/13/2027(b)	400,000	441,600
		7,628,402

Integrated Telecommunication Services–2.62%

AT&T Inc., Sr. Unsec. Global Notes, 3.40%, 05/15/2025	4,505,000	4,419,244
3.90%, 08/14/2027	21,299,000	21,192,850
4.75%, 05/15/2046	5,080,000	4,874,967
5.15%, 02/14/2050	13,072,000	12,989,980
5.25%, 03/01/2037	5,465,000	5,706,560
5.30%, 08/14/2058	12,453,000	12,278,294
5.70%, 03/01/2057	5,620,000	6,045,764
Sr. Unsec. Notes, 3.95%, 01/15/2025	1,021,000	1,041,081
4.45%, 04/01/2024	3,183,000	3,362,441
Cincinnati Bell Inc., Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(b)	92,000	89,470
Frontier Communications Corp., Sr. Unsec. Global Notes, 10.50%, 09/15/2022	120,000	95,400
11.00%, 09/15/2025	715,000	552,337
SFR Group S.A. (France), Sr. Sec. Gtd. First Lien Bonds, 6.00%, 05/15/2022(b)	1,416,000	1,429,275
Sr. Sec. Gtd. First Lien Notes, 7.38%, 05/01/2026(b)	200,000	202,250
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Bonds, 6.50%, 01/15/2026	405,000	444,864
Sr. Unsec. Gtd. Global Notes, 6.38%, 03/01/2025	1,858,000	1,999,115
Telecom Italia Capital S.A. (Italy), Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/2033	82,000	95,120
7.20%, 07/18/2036	109,000	135,841

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Integrated Telecommunication Services–(continued)

Verizon Communications Inc.,
Sr. Unsec. Global Bonds, 5.25%, 03/16/2037	$3,760,000	$4,123,206
Sr. Unsec. Global Notes, 1.75%, 08/15/2021	1,397,000	1,359,066
4.13%, 08/15/2046	1,701,000	1,549,953
4.52%, 09/15/2048	12,527,000	12,156,299
5.01%, 08/21/2054	1,698,000	1,722,495
		97,865,872

Internet & Direct Marketing Retail–0.90%

Amazon.com, Inc.,
Sr. Unsec. Notes, 2.80%, 08/22/2024(b)	6,984,000	6,963,371
3.15%, 08/22/2027(b)	6,866,000	6,882,539
4.05%, 08/22/2047(b)	7,586,000	7,928,590
4.25%, 08/22/2057(b)	11,198,000	11,818,291
		33,592,791

Internet Software & Services–0.46%

Alibaba Group Holding Ltd. (China),
Sr. Unsec. Global Notes, 3.60%, 11/28/2024	200,000	205,861
4.20%, 12/06/2047	5,425,000	5,495,346
4.40%, 12/06/2057	5,440,000	5,559,286
Tencent Holdings Ltd. (China), Sr. Unsec. Notes, 3.38%, 05/02/2019(b)	5,779,000	5,862,547
		17,123,040

Investment Banking & Brokerage–2.14%

Cantor Fitzgerald, L.P., Unsec. Notes, 6.50%, 06/17/2022(b)	1,896,000	2,114,712
E*TRADE Financial Corp.,
Sr. Unsec. Global Notes, 2.95%, 08/24/2022	1,872,000	1,858,909
Series B, Jr. Unsec. Sub. Global Notes, 5.30%(c)	9,580,000	9,687,775
Goldman Sachs Group, Inc. (The),
Sr. Unsec. Global Notes, 3.75%, 05/22/2025	5,776,000	5,929,800
Sr. Unsec. Medium-Term Global Notes, 7.50%, 02/15/2019	1,921,000	2,039,524
Sr. Unsec. Notes, 3.27%, 09/29/2025	9,905,000	9,837,574
Series P, Jr. Unsec. Sub. Notes, 5.00%(c)	7,805,000	7,785,488
Jefferies Group LLC/Jefferies Group Capital Finance Inc., Sr. Unsec. Global Notes, 4.85%, 01/15/2027	3,780,000	3,986,422
Morgan Stanley,
Sr. Unsec. Global Notes, 3.59%, 07/22/2028	14,137,000	14,212,302
Sr. Unsec. Medium-Term Global Notes, 5.50%, 07/28/2021	4,875,000	5,358,692
Series G, Unsec. Sub. Medium-Term Notes, 4.35%, 09/08/2026	5,000,000	5,227,912

	Principal Amount	Value

Investment Banking & Brokerage–(continued)

Raymond James Financial, Inc., Sr. Unsec. Global Notes, 4.95%, 07/15/2046	$10,915,000	$12,036,446
		80,075,556

Leisure Facilities–0.01%

Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 06/01/2024	115,000	121,038
Six Flags Entertainment Corp., Sr. Unsec. Gtd. Notes, 4.88%, 07/31/2024(b)	427,000	435,540
		556,578

Life & Health Insurance–0.97%

American Equity Investment Life Holding Co., Sr. Unsec. Global Notes, 5.00%, 06/15/2027	7,395,000	7,636,209
Dai-ichi Life Insurance Co., Ltd. (The) (Japan), Jr. Unsec. Sub. Notes, 4.00%(b)(c)	3,335,000	3,285,309
Forethought Financial Group, Inc., Sr. Unsec. Notes, 8.63%, 04/15/2021(b)	50,000	58,387
MetLife, Inc.,
Sr. Unsec. Global Notes, 4.13%, 08/13/2042	2,200,000	2,282,121
Series C, Jr. Unsec. Sub. Global Notes, 5.25%(c)	8,176,000	8,531,656
Pacific Life Insurance Co., Unsec. Sub. Notes, 4.30%, 10/24/2067(b)	6,815,000	6,785,218
Prudential Financial, Inc.,
Jr. Unsec. Sub. Global Notes, 5.63%, 06/15/2043	5,479,000	5,944,715
8.88%, 06/15/2068	1,640,000	1,701,500
		36,225,115

Managed Health Care–0.07%

Centene Corp., Sr. Unsec. Notes, 4.75%, 01/15/2025	65,000	66,840
Molina Healthcare, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 06/15/2025(b)	120,000	120,600
UnitedHealth Group Inc., Sr. Unsec. Global Notes, 3.75%, 07/15/2025	2,086,000	2,195,813
WellCare Health Plans Inc., Sr. Unsec. Notes, 5.25%, 04/01/2025	265,000	281,231
		2,664,484

Marine Ports & Services–0.01%

DP World Ltd. (United Arab Emirates), REGS, Sr. Unsec. Medium-Term Euro Notes, 6.85%, 07/02/2037(b)	200,000	247,373

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Marine Ports & Services–(continued)

PT Pelabuhan Indonesia II (Indonesia), REGS, Sr. Unsec. Euro Notes, 4.25%, 05/05/2025(b)	$300,000	$307,875
		555,248

Metal & Glass Containers–0.02%

Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc. (Ireland), Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(b)	200,000	213,020
Ball Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 07/01/2025	455,000	499,931
Berry Global, Inc.,
Sec. Gtd. Second Lien Global Notes, 6.00%, 10/15/2022	60,000	63,525
Sec. Gtd. Second Lien Notes, 5.50%, 05/15/2022	87,000	90,263
		866,739

Movies & Entertainment–0.32%

21st Century Fox America, Inc., Sr. Unsec. Gtd. Global Notes, 6.55%, 03/15/2033	180,000	227,690
AMC Entertainment Holdings, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.75%, 06/15/2025	310,000	303,412
Globo Comunicação e Participações S.A. (Brazil), Sr. Sec. Notes, 5.13%, 03/31/2027(b)	267,000	273,008
Lions Gate Entertainment Corp., Sr. Unsec. Gtd. Notes, 5.88%, 11/01/2024(b)	183,000	194,209
Time Warner, Inc., Sr. Unsec. Gtd. Global Deb., 5.35%, 12/15/2043	2,100,000	2,284,676
Viacom Inc.,
Jr. Unsec. Sub. Global Notes, 5.88%, 02/28/2057	4,620,000	4,563,760
6.25%, 02/28/2057	2,220,000	2,168,381
Sr. Unsec. Global Notes, 3.45%, 10/04/2026	2,032,000	1,931,297
		11,946,433

Multi-Line Insurance–0.67%

AIG Global Funding, Sr. Sec. First Lien Notes, 2.70%, 12/15/2021(b)	6,594,000	6,593,251
American Financial Group, Inc., Sr. Unsec. Notes, 3.50%, 08/15/2026	2,690,000	2,666,593
American International Group, Inc., Sr. Unsec. Global Notes, 3.90%, 04/01/2026	5,670,000	5,853,069
Massachusetts Mutual Life Insurance Co., Unsec. Sub. Notes, 4.90%, 04/01/2077(b)	1,975,000	2,204,724
Nationwide Mutual Insurance Co., Unsec. Sub. Notes, 4.95%, 04/22/2044(b)	2,185,000	2,412,143

	Principal Amount	Value

Multi-Line Insurance–(continued)

XLIT Ltd. (Bermuda), Unsec. Gtd. Sub. Bonds, 5.50%, 03/31/2045	$5,097,000	$5,382,001
		25,111,781

Office REITs–0.24%

Alexandria Real Estate Equities, Inc., Sr. Unsec. Gtd. Global Notes, 3.95%, 01/15/2027	2,805,000	2,860,885
Hudson Pacific Properties, LP, Sr. Unsec. Gtd. Notes, 3.95%, 11/01/2027	5,992,000	5,961,029
		8,821,914

Office Services & Supplies–0.24%

Pitney Bowes Inc.,
Sr. Unsec. Global Notes, 3.63%, 10/01/2021	8,285,000	7,787,486
4.70%, 04/01/2023	1,205,000	1,117,637
		8,905,123

Oil & Gas Drilling–0.03%

Ensco PLC, Sr. Unsec. Global Notes, 4.50%, 10/01/2024	470,000	383,637
Noble Holding International Ltd. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 7.75%, 01/15/2024	156,000	135,720
Precision Drilling Corp. (Canada),
Sr. Unsec. Gtd. Global Notes, 5.25%, 11/15/2024	443,000	417,527
6.50%, 12/15/2021	55,000	56,238
7.75%, 12/15/2023	19,000	19,713
Transocean Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/2031	170,000	150,450
Vantage Drilling International,
Sr. Sec. Gtd. First Lien Global Notes, 7.50%, 11/01/2019(e)(f)	356,000	0
Sr. Sec. Second Lien Notes 10.00%, 12/31/2020(b)	9,000	8,865
		1,172,150

Oil & Gas Equipment & Services–0.02%

Archrock Partners, L.P./Archrock Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/01/2022	85,000	85,213
SESI, LLC, Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/2021	223,000	228,575
Weatherford International Ltd.,
Sr. Unsec. Gtd. Notes, 6.50%, 08/01/2036	222,000	178,710
8.25%, 06/15/2023	312,000	310,245
		802,743

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Oil & Gas Exploration & Production–1.79%
Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 06/01/2023	$668,000	$699,730
California Resources Corp., Sec. Gtd. Second Lien Notes, 8.00%, 12/15/2022(b)	104,000	77,350
Callon Petroleum Co., Sr. Unsec. Gtd. Global Notes, 6.13%, 10/01/2024	550,000	569,250
CNOOC Curtis Funding No.1 Pty Ltd. (China), REGS, Sr. Unsec. Gtd. Euro Notes, 4.50%, 10/03/2023(b)	200,000	214,515
CNOOC Finance (2015) U.S.A. LLC (China), Sr. Unsec. Gtd. Global Notes, 3.50%, 05/05/2025	400,000	404,852
Concho Resources Inc., Sr. Unsec. Gtd. Global Notes, 4.38%, 01/15/2025	11,782,000	12,297,462
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 3.80%, 06/01/2024	520,000	514,800
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	80,000	52,800
Dolphin Energy Ltd. (United Arab Emirates), REGS, Sr. Sec. Euro Bonds, 5.50%, 12/15/2021(b)	200,000	218,050
Enterprise Products Operating LLC,
Series A, Jr. Unsec. Gtd. Sub. Variable Rate Notes, 5.08% (3 mo. USD LIBOR + 3.71%), 08/01/2066 (g)	14,741,000	14,759,426
Series D, Jr. Unsec. Gtd. Sub. Deb., 4.88%, 08/16/2077	13,309,000	13,309,000
EP Energy LLC/Everest Acquisition Finance Inc., Sr. Sec. Gtd. First Lien Notes, 8.00%, 11/29/2024(b)	152,000	152,760
GeoPark Ltd. (Chile), Sr. Sec. First Lien Notes, 6.50%, 09/21/2024(b)	200,000	205,208
Gulfport Energy Corp.,
Sr. Unsec. Gtd. Global Notes, 6.00%, 10/15/2024	544,000	548,760
6.63%, 05/01/2023	35,000	35,963
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/2024	609,000	660,765
Noble Energy, Inc.,
Sr. Unsec. Global Notes, 3.85%, 01/15/2028	9,477,000	9,433,044
4.95%, 08/15/2047	2,794,000	2,906,325
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	504,000	515,340
ONGC Videsh Ltd. (India), REGS, Sr. Unsec. Gtd. Euro Notes, 3.75%, 05/07/2023(b)	200,000	204,744

	Principal Amount	Value

Oil & Gas Exploration & Production–(continued)

Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Gtd. Notes, 6.25%, 06/01/2024(b)	$666,000	$707,625
Pertamina Persero PT (Indonesia), REGS, Sr. Unsec. Medium-Term Euro Notes, 4.30%, 05/20/2023(b)	200,000	209,551
QEP Resources, Inc.,
Sr. Unsec. Global Notes, 5.25%, 05/01/2023	79,000	80,383
5.63%, 03/01/2026	77,000	78,435
Sr. Unsec. Notes, 6.88%, 03/01/2021	355,000	385,619
Range Resources Corp.,
Sr. Unsec. Gtd. Global Notes, 4.88%, 05/15/2025	531,000	520,380
5.88%, 07/01/2022	157,000	162,102
RSP Permian, Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 01/15/2025	501,000	513,525
SM Energy Co., Sr. Unsec. Global Notes, 6.13%, 11/15/2022	374,000	380,545
Southwestern Energy Co., Sr. Unsec. Global Notes, 4.10%, 03/15/2022	592,000	584,600
Tengizchevroil Finance Co. International Ltd. (Kazakhstan),
Sr. Sec. Bonds, 4.00%, 08/15/2026(b)	3,800,000	3,778,602
REGS, Sr. Sec. Gtd. Euro Bonds, 4.00%, 08/15/2026(b)	200,000	198,874
Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	756,000	759,780
WildHorse Resource Development Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2025	487,000	498,011
WPX Energy Inc., Sr. Unsec. Notes, 5.25%, 09/15/2024	454,000	448,325
		67,086,501

Oil & Gas Refining & Marketing–0.01%

Reliance Industries Ltd. (India), REGS, Sr. Unsec. Euro Notes, 4.13%, 01/28/2025(b)	250,000	260,613

Oil & Gas Storage & Transportation–7.59%

Abu Dhabi Crude Oil Pipeline LLC (United Arab Emirates),
Sr. Sec. Bonds, 4.60%, 11/02/2047(b)	325,000	332,214
Sr. Sec. Notes, 3.65%, 11/02/2029(b)	11,162,000	11,076,499
Andeavor Logistics LP, Series A, Jr. Unsec. Sub. Notes, 6.88%(c)	15,016,000	15,228,852
Andeavor Logistics LP/ Tesoro Logistics Finance Corp.,
Sr. Unsec. Gtd. Global Bonds, 3.50%, 12/01/2022	3,050,000	3,051,440
Sr. Unsec. Gtd. Global Notes, 6.38%, 05/01/2024	356,000	388,129
5.20%, 12/01/2047	4,307,000	4,332,516
Sr. Unsec. Gtd. Notes, 5.25%, 01/15/2025	32,000	33,800
4.25%, 12/01/2027	3,201,000	3,200,518

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Oil & Gas Storage & Transportation–(continued)

Antero Midstream Partners LP/Antero Midstream Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 09/15/2024	$557,000	$577,888
Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	1,012,000	1,087,900
Energy Transfer Partners, L.P.,
Series A, Jr. Unsec. Sub. Global Notes, 6.25%(c)	41,899,000	41,349,076
Series B, Jr. Unsec. Sub. Global Notes, 6.63%(c)	19,813,000	19,577,721
Energy Transfer, L.P.,
Sr. Unsec. Notes, 4.20%, 04/15/2027	3,519,000	3,520,704
4.75%, 01/15/2026	9,668,000	10,070,649
5.30%, 04/15/2047	7,439,000	7,269,952
EQT Midstream Partners L.P., Sr. Unsec. Notes, 4.00%, 08/01/2024	2,255,000	2,272,190
Holly Energy Partners L.P./Holly Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 08/01/2024(b)	158,000	165,505
Kinder Morgan Energy Partners, L.P., Sr. Unsec. Gtd. Notes, 2.65%, 02/01/2019	6,243,000	6,250,452
Kinder Morgan, Inc.,
Sr. Unsec. Gtd. Medium-Term Global Notes, 7.75%, 01/15/2032	16,441,000	21,111,985
7.80%, 08/01/2031	2,350,000	3,014,180
MPLX LP,
Sr. Unsec. Global Bonds, 4.50%, 07/15/2023	21,697,000	22,988,941
Sr. Unsec. Global Notes, 5.50%, 02/15/2023	16,589,000	17,087,352
NGPL PipeCo. LLC,
Sr. Unsec. Bonds, 4.88%, 08/15/2027(b)	4,069,000	4,239,572
Sr. Unsec. Notes, 4.38%, 08/15/2022(b)	2,435,000	2,505,006
7.77%, 12/15/2037(b)	3,253,000	4,033,720
Plains All American Pipeline, L.P., Series B, Jr. Unsec. Sub. Notes, 6.13%(c)	32,643,000	32,357,374
Sabine Pass Liquefaction, LLC,
Sr. Sec. First Lien Global Notes, 4.20%, 03/15/2028	14,628,000	14,762,351
5.00%, 03/15/2027	4,086,000	4,355,077
5.63%, 04/15/2023	3,000,000	3,304,580
5.63%, 03/01/2025	822,000	905,856
SemGroup Corp.,
Sr. Unsec. Gtd. Notes, 6.38%, 03/15/2025(b)	185,000	184,538

	Principal Amount	Value

Oil & Gas Storage & Transportation–(continued)

Sunoco Logistics Partners Operations L.P., Sr. Unsec. Gtd. Notes, 5.40%, 10/01/2047	$5,603,000	$5,599,175
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
Sr. Unsec. Gtd. Global Bonds, 5.13%, 02/01/2025	592,000	607,540
5.25%, 05/01/2023	12,336,000	12,675,240
Williams Cos., Inc. (The),
Sr. Unsec. Global Notes, 4.55%, 06/24/2024	428,000	445,655
Sr. Unsec. Notes, 7.88%, 09/01/2021	109,000	127,530
Williams Partners L.P., Sr. Unsec. Notes, 4.13%, 11/15/2020	3,708,000	3,852,147
		283,943,824

Other Diversified Financial Services–0.52%

Fondo MIVIVIENDA S.A. (Peru), REGS, Sr. Unsec. Euro Notes, 3.50%, 01/31/2023(b)	300,000	304,500
Huarong Finance II Co., Ltd. (China), REGS, Sr. Unsec. Gtd. Medium-Term Euro Notes, 2.88%(b)(c)	200,000	189,929
LPL Holdings Inc., Sr. Unsec. Gtd. Notes, 5.75%, 09/15/2025(b)	175,000	180,469
Majapahit Holding B.V. (Indonesia), REGS, Sr. Unsec. Gtd. Euro Notes, 7.75%, 01/20/2020(b)	200,000	220,400
Minmetals Bounteous Finance (BVI) Ltd. (China),
REGS, Sr. Unsec. Gtd. Euro Bonds, 3.13%, 07/27/2021(b)	300,000	299,921
4.20%, 07/27/2026(b)	200,000	207,093
Park Aerospace Holdings Ltd. (Ireland), Sr. Unsec. Gtd. Notes, 4.50%, 03/15/2023(b)	7,305,000	7,104,112
Peru Enhanced Pass-Through Finance Ltd. (Peru), REGS, Class A-2, Sr. Sec. First Lien Pass Through Euro Ctfs., 0.00%, 06/02/2025(b)(h)	300,000	261,375
SMBC Aviation Capital Finance DAC (Ireland), Sr. Unsec. Gtd. Notes, 3.00%, 07/15/2022(b)	4,567,000	4,531,261
SPARC EM SPC Panama Metro Line 2 S.P. (Cayman Islands), Sr. Sec. Gtd. Notes, 0.00% 12/05/2022(b)(h)	3,054,000	2,802,045
VFH Parent LLC/Orchestra Co-Issuer Inc., Sec. Gtd. Second Lien Notes, 6.75%, 06/15/2022(b)	3,331,000	3,501,714
		19,602,819

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Packaged Foods & Meats–0.18%

Adecoagro S.A. (Argentina), Sr. Unsec. Notes, 6.00%, 09/21/2027(b)	$150,000	$149,625
B&G Foods, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 04/01/2025	332,000	340,267
JBS Investments GmbH (Brazil), Sr. Unsec. Gtd. Notes, 7.25%, 04/03/2024(b)	500,000	497,975
Kraft Heinz Foods Co. (The), Sr. Unsec. Gtd. Global Notes, 4.38%, 06/01/2046	4,780,000	4,626,437
Lamb Weston Holdings, Inc., Sr. Unsec. Gtd. Notes, 4.63%, 11/01/2024(b)	498,000	517,297
Minerva Luxembourg S.A. (Brazil), Sr. Unsec. Gtd. Notes, 6.50%, 09/20/2026(b)	200,000	208,044
TreeHouse Foods, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2024(b)	350,000	367,938
		6,707,583

Paper Packaging–0.02%

Graphic Packaging International Inc., Sr. Unsec. Gtd. Notes, 4.88%, 11/15/2022	240,000	256,500
Plastipak Holdings Inc., Sr. Unsec. Notes, 6.25%, 10/15/2025(b)	449,000	459,103
		715,603

Paper Products–0.32%

Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 4.50%, 02/01/2023	5,129,000	5,141,822
Fibria Overseas Finance Ltd. (Brazil), Sr. Unsec. Gtd. Global Notes, 4.00%, 01/14/2025	6,270,000	6,232,850
Mercer International Inc. (Canada),
Sr. Unsec. Global Notes, 6.50%, 02/01/2024	277,000	293,274
7.75%, 12/01/2022	105,000	111,431
PH Glatfelter Co., Sr. Unsec. Gtd. Global Notes, 5.38%, 10/15/2020	114,000	115,853
		11,895,230

Pharmaceuticals–0.14%

Catalent Pharma Solutions, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 01/15/2026(b)	42,000	42,630
Eli Lilly and Co., Sr. Unsec. Global Notes, 2.35%, 05/15/2022	85,000	84,950
Endo DAC/Endo Finance LLC/Endo Finco Inc., Sr. Unsec. Gtd. Notes, 6.00%, 07/15/2023(b)	200,000	154,000
Valeant Pharmaceuticals International, Inc.,
Sr. Sec. Gtd. First Lien Notes, 5.50%, 11/01/2025(b)	129,000	130,935
Sr. Unsec. Gtd. Notes, 5.63%, 12/01/2021(b)	1,030,000	963,050
5.88%, 05/15/2023(b)	33,000	28,916
6.13%, 04/15/2025(b)	175,000	150,719
7.25%, 07/15/2022(b)	80,000	78,100
REGS, Sr. Sec. Gtd. First Lien Euro Notes, 7.00%, 03/15/2024(b)	150,000	161,062

	Principal Amount	Value

Pharmaceuticals–(continued)

Wyeth LLC, Sr. Unsec. Gtd. Global Notes, 6.00%, 02/15/2036	$2,635,000	$3,446,738
		5,241,100

Property & Casualty Insurance–0.24%

Allstate Corp. (The), Sr. Unsec. Notes, 4.20%, 12/15/2046	3,105,000	3,306,439
Arch Capital Finance LLC, Sr. Unsec. Gtd. Notes, 5.03%, 12/15/2046	3,499,000	3,959,659
Liberty Mutual Group Inc., Jr. Unsec. Gtd. Sub. Bonds, 7.80%, 03/07/2087(b)	1,320,000	1,679,700
		8,945,798

Railroads–0.03%

Autoridad del Canal de Panamá (Panama), REGS, Sr. Unsec. Euro Bonds, 4.95%, 07/29/2035(b)	300,000	335,625
Kazakhstan Temir Zholy National Co. JSC (Kazakhstan), Sr. Unsec. Gtd. Notes, 4.85%, 11/17/2027(b)	250,000	254,687
Kenan Advantage Group Inc. (The), Sr. Unsec. Notes, 7.88%, 07/31/2023(b)	202,000	210,080
Lima Metro Line 2 Finance Ltd. (Peru), Sr. Sec. First Lien Bonds, 5.88%, 07/05/2034(b)	300,000	331,125
		1,131,517

Real Estate Operating Companies–0.01%

IRSA Propiedades Comerciales S.A. (Argentina), REGS, Sr. Unsec. Euro Notes, 8.75%, 03/23/2023(b)	396,000	447,607

Regional Banks–0.23%

CIT Group Inc.,
Sr. Unsec. Global Notes, 5.00%, 08/15/2022	199,000	213,179
5.00%, 08/01/2023	936,000	1,009,663
M&T Bank Corp., Series F, Jr. Unsec. Sub. Global Notes, 5.13%(c)	1,218,000	1,295,647
Synovus Financial Corp., Sr. Unsec. Global Notes, 3.13%, 11/01/2022	5,925,000	5,902,663
		8,421,152

Reinsurance–0.05%

Reinsurance Group of America, Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/2023	1,650,000	1,773,929

Research & Consulting Services–0.01%

IHS Markit Ltd., Sr. Unsec. Gtd. Notes, 5.00%, 11/01/2022(b)	174,000	186,180

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Residential REITs–0.06%

Essex Portfolio L.P., Sr. Unsec. Gtd. Global Notes, 3.63%, 08/15/2022	$2,135,000	$2,201,588

Restaurants–1.17%

1011778 BC ULC/ New Red Finance, Inc. (Canada),
Sec. Gtd. Second Lien Notes, 5.00%, 10/15/2025(b)	17,742,000	18,274,260
Sr. Sec. Gtd. First Lien Notes, 4.63%, 01/15/2022(b)	14,340,000	14,698,500
Aramark Services, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 04/01/2025(b)	158,000	168,665
Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/2022	163,000	172,984
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Sr. Unsec. Gtd. Notes, 4.75%, 06/01/2027(b)	84,000	86,175
Starbucks Corp., Sr. Unsec. Global Notes, 3.75%, 12/01/2047	10,352,000	10,323,712
		43,724,296

Retail REITs–0.14%

Brixmor Operating Partnership LP, Sr. Unsec. Global Notes, 3.25%, 09/15/2023	5,360,000	5,259,160

Semiconductor Equipment–0.00%

Entegris Inc., Sr. Unsec. Gtd. Notes, 4.63%, 02/10/2026(b)	94,000	96,468

Semiconductors–1.65%

Analog Devices, Inc., Sr. Unsec. Global Notes, 3.13%, 12/05/2023	4,975,000	5,009,367
Broadcom Corp./Broadcom Cayman Finance Ltd.,
Sr. Unsec. Gtd. Notes, 3.00%, 01/15/2022(b)	18,410,000	18,213,972
3.50%, 01/15/2028(b)	16,035,000	15,231,635
Micron Technology, Inc., Sr. Unsec. Global Notes, 5.50%, 02/01/2025	437,000	463,351
NXP B.V./NXP Funding LLC (Netherlands),
Sr. Unsec. Gtd. Notes, 3.88%, 09/01/2022(b)	13,736,000	14,021,709
4.63%, 06/01/2023(b)	4,702,000	4,978,995
5.75%, 03/15/2023(b)	2,120,000	2,199,500
QUALCOMM Inc., Sr. Unsec. Global Notes, 3.00%, 05/20/2022	1,652,000	1,650,531
		61,769,060

Sovereign Debt–1.00%

Argentine Republic Government International Bond (Argentina), Sr. Unsec. Global Bonds, 6.25%, 04/22/2019	9,010,000	9,419,955

	Principal Amount	Value

Sovereign Debt–(continued)

Bahamas Government International Bond (Bahamas), Sr. Unsec. Notes, 6.00%, 11/21/2028(b)	$427,000	$436,180
Banque Ouest Africaine de Développement (Supranational), Sr. Unsec. Notes, 5.00%, 07/27/2027(b)	200,000	208,500
Bermuda Government International Bond (Bermuda), REGS, Sr. Unsec. Euro Notes, 3.72%, 01/25/2027(b)	200,000	200,750
Brazilian Government International Bond (Brazil), Sr. Unsec. Global Notes, 4.63%, 01/13/2028	6,467,000	6,445,982
Chile Government International Bond (Chile), Sr. Unsec. Global Notes, 3.86%, 06/21/2047	7,296,000	7,455,600
Colombia Government International Bond (Colombia), Sr. Unsec. Global Notes, 3.88%, 04/25/2027	300,000	304,725
Dominican Republic International Bond (Dominican Repubic), Sr. Unsec. Bonds, 5.50%, 01/27/2025(b)	455,000	483,437
Ecuador Government International Bond (Ecuador), Sr. Unsec. Bonds, 8.75%, 06/02/2023(b)	200,000	217,500
Guatemala Government Bond (Guatemala), Sr. Unsec. Notes, 4.50%, 05/03/2026(b)	200,000	202,222
Jamaica Government International Bond (Jamaica),
Sr. Unsec. Global Notes, 6.75%, 04/28/2028	303,000	348,829
7.88%, 07/28/2045	5,932,000	7,296,360
8.00%, 03/15/2039	200,000	246,792
KazAgro National Management Holding JSC (Kazakhstan), REGS, Sr. Unsec. Medium-Term Euro Notes, 4.63%, 05/24/2023(b)	200,000	202,977
KSA Sukuk Ltd. (Saudi Arabia), Sr. Unsec. Notes, 3.63%, 04/20/2027(b)	200,000	204,130
Mexico Government International Bond (Mexico), Sr. Unsec. Global Notes, 4.15%, 03/28/2027	200,000	209,650
Sr. Unsec. Medium-Term Global Notes, 4.75%, 03/08/2044	200,000	204,800
Panama Government International Bond (Panama), Sr. Unsec. Global Bonds, 3.88%, 03/17/2028	200,000	210,000
Philippine Government International Bond (Philippines), Sr. Unsec. Global Bonds, 3.95%, 01/20/2040	200,000	206,683

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Sovereign Debt–(continued)

Provincia de Buenos Aires (Argentina), REGS, Sr. Unsec. Euro Notes, 5.75%, 06/15/2019(b)	$500,000	$520,750
Provincia de Córdoba (Argentina), Sr. Unsec. Notes, 7.13%, 08/01/2027(b)	150,000	159,937
Provincia De Rio Negro (Argentina), Sr. Unsec. Notes, 7.75%, 12/07/2025(b)	150,000	150,000
Republic of Poland Government International Bond (Poland),
Sr. Unsec. Global Notes, 3.25%, 04/06/2026	85,000	87,084
4.00%, 01/22/2024	150,000	160,586
Saudi Government International Bond (Saudi Arabia), Sr. Unsec. Notes, 2.88%, 03/04/2023(b)	280,000	276,479
Senegal Government International Bond (Senegal), Unsec. Notes, 6.25%, 05/23/2033(b)	390,000	407,987
Slovenia Government International Bond (Slovenia), REGS, Sr. Unsec. Euro Notes, 5.25%, 02/18/2024(b)	300,000	343,432
Trinidad & Tobago Government International Bond (Trinidad), Sr. Unsec. Notes, 4.50%, 08/04/2026(b)	200,000	204,500
Turkey Government Internaional Bond (Turkey), Sr. Unsec. Global Notes, 5.75%, 05/11/2047	200,000	189,722
Sr. Unsec. Global Notes, 4.88%, 04/16/2043	200,000	171,699
Uruguay Government International Bond (Uruguay),
Sr. Unsec. Global Bonds, 4.13%, 11/20/2045	150,000	151,125
5.10%, 06/18/2050	150,000	165,375
		37,493,748

Specialized Consumer Services–0.01%

ServiceMaster Co., LLC (The),
Sr. Unsec. Gtd. Notes, 5.13%, 11/15/2024(b)	259,000	263,532
Sr. Unsec. Notes, 7.45%, 08/15/2027	191,000	207,713
		471,245

Specialized Finance–2.17%

AerCap Global Aviation Trust (Ireland), Jr. Unsec. Gtd. Sub. Notes, 6.50%, 06/15/2045(b)	41,843,000	45,818,085
Air Lease Corp.,
Sr. Unsec. Global Notes, 3.00%, 09/15/2023	8,891,000	8,848,566
3.38%, 06/01/2021	3,965,000	4,059,081
3.63%, 12/01/2027	6,790,000	6,763,954
3.88%, 04/01/2021	2,425,000	2,523,467

	Principal Amount	Value

Specialized Finance–(continued)

Aircastle Ltd.,
Sr. Unsec. Global Notes, 4.13%, 05/01/2024	$86,000	$88,136
7.63%, 04/15/2020	55,000	60,569
Sr. Unsec. Notes, 5.00%, 04/01/2023	327,000	346,620
Aviation Capital Group LLC, Sr. Unsec. Notes, 3.50%, 11/01/2027(b)	12,925,000	12,685,951
		81,194,429

Specialized REITs–0.69%

American Tower Corp., Sr. Unsec. Notes, 5.05%, 09/01/2020	718,000	764,230
Crown Castle Towers LLC, Sr. Sec. Gtd. First Lien Notes, 4.88%, 08/15/2020(b)	4,419,000	4,652,196
EPR Properties, Sr. Unsec. Gtd. Global Notes, 7.75%, 07/15/2020	4,692,000	5,225,954
Equinix Inc., Sr. Unsec. Notes, 5.88%, 01/15/2026	981,000	1,066,837
GLP Capital L.P./GLP Financing II Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2026	156,000	168,772
Iron Mountain Inc., Sr. Unsec. Gtd. Notes, 6.00%, 08/15/2023	142,000	149,498
Iron Mountain US Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 06/01/2026(b)	522,000	549,405
Rayonier A.M. Products Inc., Sr. Unsec. Gtd. Notes, 5.50%, 06/01/2024(b)	489,000	484,897
SBA Communications Corp.,
Sr. Unsec. Global Notes, 4.88%, 09/01/2024	566,000	587,225
Sr. Unsec. Notes, 4.00%, 10/01/2022(b)	12,143,000	12,264,430
		25,913,444

Specialty Chemicals–0.06%

Ashland LLC, Sr. Unsec. Gtd. Global Notes, 4.75%, 08/15/2022	180,000	188,100
Axalta Coating Systems, LLC, Sr. Unsec. Gtd. Notes, 4.88%, 08/15/2024(b)	560,000	588,000
Braskem Netherlands Finance B.V. (Brazil), Sr. Unsec. Gtd. Notes, 3.50%, 01/10/2023(b)	200,000	198,750
GCP Applied Technologies Inc., Sr. Unsec. Gtd. Notes, 9.50%, 02/01/2023(b)	120,000	133,950
Kraton Polymers LLC/Kraton Polymers Capital Corp., Sr. Unsec. Gtd. Notes, 10.50%, 04/15/2023(b)	134,000	152,425
Platform Specialty Products Corp., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2025(b)	467,000	471,086

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Specialty Chemicals–(continued)

PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/2023	$183,000	$197,182
PQ Corp.,
Sr. Sec. Gtd. First Lien Notes, 6.75%, 11/15/2022(b)	93,000	100,556
Sr. Unsec. Gtd. Notes, 5.75%, 12/15/2025(b)	50,000	51,250
Venator Finance S.a.r.l./Venator Materials Corp., Sr. Unsec. Gtd. Notes, 5.75%, 07/15/2025(b)	75,000	79,313
		2,160,612

Steel–0.32%

ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 7.50%, 10/15/2039	410,000	517,625
FMG Resources (August 2006) Pty. Ltd. (Australia), Sr. Sec. Gtd. Notes, 9.75%, 03/01/2022(b)	276,000	307,740
Steel Dynamics, Inc.,
Sr. Unsec. Gtd. Global Notes, 5.00%, 12/15/2026	108,000	114,413
5.13%, 10/01/2021	2,592,000	2,666,520
Sr. Unsec. Gtd. Notes, 4.13%, 09/15/2025(b)	2,923,000	2,937,615
United States Steel Corp., Sr. Unsec. Global Notes, 6.88%, 08/15/2025	4,990,000	5,188,602
Vale Canada Ltd. (Brazil), Sr. Unsec. Global Bonds, 7.20%, 09/15/2032	200,000	227,000
		11,959,515

Systems Software–0.33%

Microsoft Corp., Sr. Unsec. Global Notes, 4.25%, 02/06/2047	3,476,000	3,876,640
VMware, Inc., Sr. Unsec. Global Notes, 2.30%, 08/21/2020	8,427,000	8,373,059
		12,249,699

Technology Distributors–0.15%

Avnet, Inc., Sr. Unsec. Global Notes, 4.63%, 04/15/2026	5,031,000	5,240,714
CDW LLC/CDW Finance Corp., Sr. Unsec. Gtd. Notes, 5.00%, 09/01/2025	408,000	428,400
		5,669,114

Technology Hardware, Storage & Peripherals–0.50%

Apple Inc., Sr. Unsec. Global Notes, 4.25%, 02/09/2047	2,965,000	3,172,018
Dell International LLC/ EMC Corp.,
Sr. Sec. Gtd. First Lien Notes, 6.02%, 06/15/2026(b)	7,684,000	8,454,801
8.35%, 07/15/2046(b)	4,166,000	5,243,540
Sr. Unsec. Gtd. Notes, 7.13%, 06/15/2024(b)	913,000	990,989

	Principal Amount	Value

Technology Hardware, Storage & Peripherals–(continued)

Diebold Nixdorf, Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/2024	$200,000	$215,750
Western Digital Corp., Sr. Unsec. Gtd. Global Notes, 10.50%, 04/01/2024	695,000	808,372
		18,885,470

Thrifts & Mortgage Finance–0.10%

Nationwide Building Society (United Kingdom), Unsec. Sub. Notes, 4.13%, 10/18/2032(b)	3,820,000	3,823,181

Tobacco–0.63%

BAT Capital Corp. (United Kingdom),
Sr. Unsec. Gtd. Notes, 2.76%, 08/15/2022(b)	2,129,000	2,113,560
3.22%, 08/15/2024(b)	6,463,000	6,451,107
Philip Morris International Inc., Sr. Unsec. Global Notes, 2.50%, 11/02/2022	15,282,000	15,120,482
		23,685,149

Trading Companies & Distributors–0.26%

BMC East, LLC, Sr. Sec. Gtd. First Lien Notes, 5.50%, 10/01/2024(b)	481,000	497,835
Fly Leasing Ltd. (Ireland),
Sr. Unsec. Global Notes, 6.75%, 12/15/2020	200,000	207,165
Sr. Unsec. Notes, 5.25%, 10/15/2024	6,800,000	6,834,000
H&E Equipment Services, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 09/01/2025(b)	521,000	547,050
Herc Rentals Inc., Sec. Gtd. Second Lien Notes, 7.75%, 06/01/2024(b)	479,000	526,948
United Rentals North America, Inc.,
Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2025	130,000	138,775
Sr. Unsec. Gtd. Notes, 5.50%, 05/15/2027	722,000	767,125
5.88%, 09/15/2026	40,000	43,200
		9,562,098

Trucking–0.24%

Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Notes, 5.25%, 03/15/2025(b)	99,000	97,886
DAE Funding LLC (United Arab Emirates),
Sr. Unsec. Gtd. Notes, 4.00%, 08/01/2020(b)	6,449,000	6,492,531
4.50%, 08/01/2022(b)	2,561,000	2,554,597
		9,145,014

Wireless Telecommunication Services–0.98%

América Móvil, S.A.B. de C.V. (Mexico), Sr. Unsec. Gtd. Global Notes, 6.13%, 03/30/2040	1,115,000	1,400,818

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Wireless Telecommunication Services–(continued)

Axiata SPV2 Bhd. (Malaysia), REGS, Sr. Unsec. Medium-Term Euro Notes, 4.36%, 03/24/2026(b)	$200,000	$212,204
Bharti Airtel International Netherlands B.V. (India), Sr. Unsec. Gtd. Notes, 5.35%, 05/20/2024(b)	500,000	537,249
Bharti Airtel Ltd. (India), Sr. Unsec. Notes, 4.38%, 06/10/2025(b)	200,000	202,471
CB Escrow Corp., Sr. Unsec. Notes, 8.00%, 10/15/2025(b)	31,000	31,310
Empresa Nacional de Telecomunicaciones S.A. (Chile), REGS, Sr. Unsec. Euro Notes, 4.88%, 10/30/2024(b)	700,000	734,001
Rogers Communications Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 5.00%, 03/15/2044	2,955,000	3,351,476
Sprint Communications Inc.,
Sr. Unsec. Global Notes, 11.50%, 11/15/2021	140,000	170,800
Sr. Unsec. Gtd. Notes, 7.00%, 03/01/2020(b)	105,000	112,744
Sprint Corp.,
Sr. Unsec. Gtd. Global Notes, 7.25%, 09/15/2021	179,000	191,083
7.63%, 02/15/2025	90,000	95,805
7.88%, 09/15/2023	1,415,000	1,528,200
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Class A-1, Sr. Sec. Gtd. First Lien Asset-Backed Notes, 3.36%, 03/20/2023(b)	27,088,000	27,367,006
Turkcell Iletisim Hizmetleri A.S. (Turkey), Sr. Unsec. Notes, 5.75%, 10/15/2025(b)	330,000	351,349
Wind Tre S.p.A. (Italy), Sr. Sec. Gtd. Notes, 5.00%, 01/20/2026(b)	200,000	192,322
		36,478,838
Total U.S. Dollar Denominated Bonds & Notes (Cost $2,086,316,483)		2,118,231,619

Asset-Backed Securities–15.96%

Adjustable Rate Mortgage Trust,
Series 2004-2, Class 6A1, Variable Rate Pass Through Ctfs., 3.59%, 02/25/2035(i)	2,483,079	2,504,360
Series 2005-1, Class 4A1, Variable Rate Pass Through Ctfs., 3.52%, 05/25/2035(i)	1,587,654	1,592,631
Angel Oak Mortgage Trust LLC, Series 2017-3, Class A1, Variable Rate Pass Through Ctfs., 2.71%, 11/25/2047(b)(i)	7,088,110	7,088,040

	Principal Amount	Value

Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class AS, Variable Rate Pass Through Ctfs., 3.99%, 09/15/2048(i)	$4,394,000	$4,584,462
Barclays Bank Commercial Mortgage Securities Trust, Series 2015-RRI, Class D, Floating Rate Pass Through Ctfs., 4.24% (1 mo. USD LIBOR + 3.00%), 05/15/2032(b)(g)	3,730,000	3,746,255
Bear Stearns Adjustable Rate Mortgage Trust,
Series 2003-6, Class 1A3, Variable Rate Pass Through Ctfs., 3.21%, 08/25/2033(i)	296,822	296,384
Series 2004-10, Class 21A1, Variable Rate Pass Through Ctfs., 3.75%, 01/25/2035(i)	876,838	885,595
Series 2005-2, Class A1, Floating Rate Pass Through Ctfs., 3.26% (1 yr. U.S. Treasury Yield Curve Rate + 2.45%), 03/25/2035 (g)	3,280,208	3,322,449
Series 2005-2, Class A2, Floating Rate Pass Through Ctfs., 3.64% (1 yr. USD LIBOR + 1.95%), 03/25/2035 (g)	1,627,576	1,647,407
Series 2005-5, Class A1, Floating Rate Pass Through Ctfs., 3.28% (1 yr. U.S. Treasury Yield Curve Rate + 2.05%), 08/25/2035 (g)	2,539,448	2,593,893
Series 2006-1, Class A1, Floating Rate Pass Through Ctfs., 3.67% (1 yr. U.S. Treasury Yield Curve Rate + 2.25%), 02/25/2036 (g)	956,577	960,967
Bear Stearns ALT-A Trust, Series 2004-11, Class 2A3, Variable Rate Pass Through Ctfs., 3.45%, 11/25/2034(i)	2,767,787	2,755,790
BlueMountain CLO Ltd. (Cayman Islands), Series 2014-4A, Class A1R, Floating Rate Pass Through Ctfs., 2.83% (3 mo. USD LIBOR + 1.35%), 11/30/2026(b)(g)	7,083,333	7,116,520
BX Trust, Series 2017-SLCT, Class A, Floating Rate Pass Through Ctfs., 2.17% (1 mo. USD LIBOR + 0.92%), 07/15/2034(b)(g)	13,397,000	13,460,798
Canyon Capital CLO Ltd., Series 2006-1A, Class A2, Floating Rate Pass Through Ctfs., 1.59% (3 mo. USD LIBOR + 0.27%), 12/15/2020(b)(g)	16,966,724	16,958,860
Carlyle Global Market Strategies CLO Ltd, Series 2014-1A, Class AR, Floating Rate Pass Through Ctfs., 2.65% (3 mo. USD LIBOR + 1.30%), 04/17/2025(b)(g)	10,000,000	10,018,721

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value
Cent CLO Ltd. (Cayman Islands), Series 2014-22A, Class A1R, Floating Rate Pass Through Ctfs., 2.80% (3 mo. USD LIBOR + 1.41%), 11/07/2026(b)(g)	$11,785,000	$11,880,256
CFCRE Commercial Mortgage Trust, Series 2011-C2, Class C, Variable Rate Pass Through Ctfs., 5.95%, 12/15/2047(b)(i)	5,000,000	5,448,306
CGDB Commercial Mortgage Trust, Series 2017-BIO, Class C, Floating Rate Pass Through Ctfs., 2.35% (1 mo. USD LIBOR + 1.10%), 05/15/2030(b)(g)	5,570,000	5,572,029
CGDBB Commercial Mortgage Trust,
Series 2017-BIOC, Class A, Floating Rate Pass Through Ctfs., 2.04% (1 mo. USD LIBOR + 0.79%), 07/15/2028 (b)(g)	12,581,000	12,611,089
Series 2017-BIOC, Class C, Floating Rate Pass Through Ctfs., 2.30% (1 mo. USD LIBOR + 1.05%), 07/15/2028 (b)(g)	8,124,000	8,143,228
Series 2017-BIOC, Class D, Floating Rate Pass Through Ctfs., 2.85% (1 mo. USD LIBOR + 1.60%), 07/15/2028 (b)(g)	4,973,000	4,975,959
CGRBS Commercial Mortgage Trust, Series 2013-VN05, Class A, Pass Through Ctfs., 3.37%, 03/13/2035(b)	1,647,256	1,687,656
Chase Mortgage Trust,
Series 2016-1, Class M3, Variable Rate Pass Through Ctfs., 3.75%, 04/25/2045(b)(i)	3,166,368	3,159,540
Series 2016-2, Class M2, Variable Rate Pass Through Ctfs., 3.75%, 12/25/2045(b)(i)	12,167,373	12,321,096
Series 2016-2, Class M3, Variable Rate Pass Through Ctfs., 3.75%, 12/25/2045(b)(i)	5,414,276	5,387,856
Citigroup Commercial Mortgage Trust,
Series 2012-GC8, Class B, Pass Through Ctfs., 4.29%, 09/10/2045(b)	1,300,000	1,354,136
Series 2013-GC11, Class D, Variable Rate Pass Through Ctfs., 4.57%, 04/10/2046(b)(i)	752,554	702,925
Series 2015-GC27, Class A5, Pass Through Ctfs., 3.14%, 02/10/2048	1,233,335	1,245,360
Citigroup Mortgage Loan Trust, Inc.,
Series 2004-HYB3, Class 2A, Variable Rate Pass Through Ctfs., 3.15%, 09/25/2034(i)	2,076,999	2,029,641
Series 2004-UST1, Class A4, Variable Rate Pass Through Ctfs., 3.33%, 08/25/2034(i)	701,460	684,093

	Principal Amount	Value
Commercial Mortgage Trust,
Series 2013-SFS, Class A1, Pass Through Ctfs., 1.87%, 04/12/2035(b)	$492,289	$481,831
Series 2013-THL, Class A2, Floating Rate Pass Through Ctfs., 2.29% (1 mo. USD LIBOR + 1.05%), 06/08/2030(b)(g)	2,771,181	2,773,561
Series 2015-CR25, Class B, Variable Rate Pass Through Ctfs., 4.70%, 08/10/2048(i)	5,267,000	5,591,478
Series 2016-GCT, Class B, Pass Through Ctfs., 3.09%, 08/10/2029(b)	4,595,000	4,595,142
Series 2016-GCT, Class C, Variable Rate Pass Through Ctfs., 3.58%, 08/10/2029(b)(i)	2,115,000	2,137,448
Series 2017-DLTA, Class A, Floating Rate Pass Through Ctfs., 2.10% (1 mo. USD LIBOR + 0.85%), 08/15/2032 (b)(g)	23,105,000	23,165,762
Countrywide Asset-Backed Ctfs., Series 2003-1, Class 3A, Floating Rate Pass Through Ctfs., 2.01% (1 mo. USD LIBOR + 0.68%), 06/25/2033(g)	156,952	154,124
Countrywide Home Loans Mortgage Pass Through Trust, Series 2007-13, Class A10, Pass Through Ctfs., 6.00%, 08/25/2037	442,492	396,521
Credit Suisse First Boston Mortgage Securities Corp., Series 2004-AR5, Class 3A1, Variable Rate Pass Through Ctfs., 3.41%, 06/25/2034(i)	2,282,480	2,302,126
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class A4, Pass Through Ctfs., 3.72%, 08/15/2048	1,125,283	1,173,696
DB Master Finance LLC,
Series 2015-1A, Class A2II, Pass Through Ctfs., 3.98%, 02/20/2045(b)	16,203,795	16,507,195
Series 2017-1A, Class A2I, Pass Through Ctfs., 3.63%, 11/20/2047(b)	12,100,000	12,188,853
Series 2017-1A, Class A2II, Pass Through Ctfs., 4.03%, 11/20/2047(b)	13,010,000	12,993,892
DBUBS Mortgage Trust, Series 2011-LC1A, Class E, Variable Rate Pass Through Ctfs., 5.88%, 11/10/2046(b)(i)	638,333	668,476

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value
Deephaven Residential Mortgage Trust, Series 2017-2A, Class A2, Variable Rate Pass Through Ctfs., 2.61%, 06/25/2047(b)(i)	$1,664,119	$1,653,513
Series 2017-2A, Class A3, Variable Rate Pass Through Ctfs., 2.71%, 06/25/2047(b)(i)	1,799,485	1,789,406
Series 2017-3A, Class A1, Variable Rate Pass Through Ctfs., 2.58%, 10/25/2047(b)(i)	11,416,675	11,444,616
Series 2017-3A, Class A2, Variable Rate Pass Through Ctfs., 2.71%, 10/25/2047(b)(i)	4,485,980	4,485,955
Deutsche Mortgage Securities Inc Re-REMIC Trust Certificates, Series 2007-WM1, Class A1, Variable Rate Pass Through Ctfs., 3.23%, 06/27/2037(b)(i)	8,990,565	9,153,458
Dominos Pizza Master Issuer LLC, Series 2017-1A, Class A2II, Pass Through Ctfs., 3.08%, 07/25/2047(b)	8,840,843	8,801,653
First Horizon Alternative Mortgage Securities Trust,
Series 2005-FA8, Class 2A1, Pass Through Ctfs., 5.00%, 11/25/2020	103,942	104,630
Series 2006-FA5, Class A3, Pass Through Ctfs., 6.25%, 08/25/2036	234,518	187,778
GMACM Mortgage Loan Trust, Series 2006-AR1, Class 1A1, Variable Rate Pass Through Ctfs., 3.84%, 04/19/2036(i)	1,021,958	968,210
GP Portfolio Trust, Series 2014-GPP, Class B, Floating Rate Pass Through Ctfs., 2.80% (1 mo. USD LIBOR + 1.55%), 02/15/2027(b)(g)	5,000,000	5,009,098
GS Mortgage Securities Corp II, Series 2013-KING, Class A, Pass Through Ctfs., 2.71%, 12/10/2027(b)	1,453,160	1,463,502
GS Mortgage Securities Trust, Series 2013-G1, Class A1, Pass Through Ctfs., 2.06%, 04/10/2031(b)	914,326	888,668
GSR Mortgage Loan Trust, Series 2005-AR6, Class 3A2, Variable Rate Pass Through Ctfs., 3.25%, 09/25/2035(i)	472,004	473,446
H/2 Asset Funding Ltd. (Cayman Islands), Series 2015-1A, Class AFL, Floating Rate Pass Through Ctfs., 2.98% (1 mo. USD LIBOR + 1.65%), 06/24/2049(b)(g)	649,895	650,763
Harborview Mortgage Loan Trust, Series 2005-9, Class 2A1C, Floating Rate Pass Through Ctfs., 1.73% (1 mo. USD LIBOR + 0.45%), 06/20/2035(g)	29,913	29,805

	Principal Amount	Value
Hertz Vehicle Financing II LP, Series 2015-1A, Class A, Pass Through Ctfs., 2.73%, 03/25/2021(b)	$13,789,000	$13,827,125
HMH Trust, Series 2017-NSS, Class A, Pass Through Ctfs., 3.06%, 07/05/2031(b)	9,500,000	9,482,399
ICG US CLO Ltd. (Cayman Islands), Series 2014-3A, Class A1BR, Pass Through Ctfs., 2.97%, 01/25/2027(b)	15,847,000	15,812,831
Invitation Homes Trust,
Series 2017-SFR2, Class A, Floating Rate Pass Through Ctfs., 2.10% (1 mo. USD LIBOR + 0.85%), 12/17/2036 (b)(g)	6,157,000	6,190,271
Series 2017-SFR2, Class B, Floating Rate Pass Through Ctfs., 2.40% (1 mo. USD LIBOR + 1.15%), 12/17/2036 (b)(g)	3,221,000	3,246,390
Series 2017-SFR2, Class C, Floating Rate Pass Through Ctfs., 2.70% (1 mo. USD LIBOR + 1.45%), 12/17/2036(b)(g)	6,188,000	6,240,323
Series 2017-SFR2, Class D, Floating Rate Pass Through Ctfs., 3.05% (1 mo. USD LIBOR + 1.80%), 12/17/2036 (b)(g)	4,706,000	4,754,497
Jimmy Johns Funding LLC,
Series 2017-1A, Class A2I, Pass Through Ctfs., 3.61%, 07/30/2047(b)	13,346,146	13,462,471
Series 2017-1A, Class A2II, Pass Through Ctfs., 4.85%, 07/30/2047(b)	9,276,750	9,337,535
JP Morgan Chase Commercial Mortgage Securities Trust,
Series 2007-CB19, Class AM, Variable Rate Pass Through Ctfs., 5.99%, 02/12/2049(i)	26,753	26,994
Series 2011-C5, Class D, Variable Rate Pass Through Ctfs., 5.59%, 08/15/2046(b)(i)	452,400	455,900
Series 2012-CBX, Class E, Variable Rate Pass Through Ctfs., 5.39%, 06/15/2045(b)(i)	613,211	610,331
Series 2012-LC9, Class B, Variable Rate Pass Through Ctfs., 3.81%, 12/15/2047(b)(i)	5,000,000	5,113,843
Series 2013-LC11, Class C, Variable Rate Pass Through Ctfs., 3.96%, 04/15/2046(i)	2,864,000	2,886,561

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value
JP Morgan Mortgage Trust, Series 2005-A3, Class 1A1, Variable Rate Pass Through Ctfs., 3.24%, 06/25/2035(i)	$1,062,762	$1,052,113
Series 2005-A3, Class 6A5, Variable Rate Pass Through Ctfs., 3.54%, 06/25/2035(i)	1,115,613	1,099,565
Series 2005-A5, Class 1A2, Variable Rate Pass Through Ctfs., 3.58%, 08/25/2035(i)	1,366,913	1,366,040
Series 2005-A6, Class 7A1, Variable Rate Pass Through Ctfs., 3.61%, 08/25/2035(i)	873,584	852,429
Series 2007-A4, Class 3A1, Variable Rate Pass Through Ctfs., 3.38%, 06/25/2037(i)	1,308,584	1,169,921
Series 2015-3, Class B2, Variable Rate Pass Through Ctfs., 3.68%, 05/25/2045(b)(i)	9,402,263	9,126,736
JPMBB Commercial Mortgage Securities Trust,
Series 2013-C17, Class C, Variable Rate Pass Through Ctfs., 5.05%, 01/15/2047(i)	12,750,000	13,218,640
Series 2015-C31, Class A3, Pass Through Ctfs., 3.80%, 08/15/2048	1,064,445	1,119,443
Series 2016-C1, Class B, Variable Rate Pass Through Ctfs., 4.90%, 03/15/2049(i)	5,083,000	5,482,206
Katonah Ltd., Series 2007-IA, Class A2L, Floating Rate Pass Through Ctfs., 2.86% (3 mo. USD LIBOR + 1.50%), 04/23/2022(b)(g)	1,333,254	1,337,980
Lehman Mortgage Trust, Series 2006-1, Class 3A5, Pass Through Ctfs., 5.50%, 02/25/2036	325,908	332,583
LSTAR Commercial Mortgage Trust, Series 2014-2, Class A2, Pass Through Ctfs., 2.77%, 01/20/2041(b)	156,154	155,917
Luminent Mortgage Trust, Series 2005-1, Class A1, Floating Rate Pass Through Ctfs., 1.59% (1 mo. USD LIBOR + 0.26%), 11/25/2035(g)	1,076,778	1,046,050
MAD Mortgage Trust, Series 2017-330M, Class A, Variable Rate Pass Through Ctfs., 3.29%, 08/15/2034(b)(i)	11,633,000	11,738,009
Merrill Lynch Mortgage Investors Trust,
Series 2005-3, Class 3A, Variable Rate Pass Through Ctfs., 3.30%, 11/25/2035(i)	1,456,571	1,468,353
Series 2005-A5, Class A9, Variable Rate Pass Through Ctfs., 3.15%, 06/25/2035(i)	1,941,927	1,924,698

	Principal Amount	Value
Morgan Stanley Capital I Trust,
Series 2006-HQ10, Class AJ, Variable Rate Pass Through Ctfs., 5.39%, 11/12/2041(i)	$2,171,622	$2,171,658
Series 2014-150E, Class C, Variable Rate Pass Through Ctfs., 4.44%, 09/09/2032(b)(i)	3,350,000	3,513,481
Series 2015-XLF2, Class AFSA, Floating Rate Pass Through Ctfs., 3.12% (1 mo. USD LIBOR + 1.87%), 08/15/2026 (b)(g)	400,682	402,403
Series 2017-CLS, Class A, Floating Rate Pass Through Ctfs., 1.95% (1 mo. USD LIBOR + 0.70%), 11/15/2034 (b)(g)	18,372,000	18,406,447
Series 2017-CLS, Class B, Floating Rate Pass Through Ctfs., 2.10% (1 mo. USD LIBOR + 0.85%), 11/15/2034 (b)(g)	9,024,000	9,040,920
Series 2017-CLS, Class C, Floating Rate Pass Through Ctfs., 2.25% (1 mo. USD LIBOR + 1.00%), 11/15/2034 (b)(g)	6,124,000	6,135,482
Northwoods Capital XI Ltd. (Cayman Islands), Series 2014-11A, Class AR, Floating Rate Pass Through Ctfs., 2.55% (3 mo. USD LIBOR + 1.19%), 04/15/2025(b)(g)	18,793,000	18,827,542
Northwoods Capital XII Ltd. (Cayman Islands), Series 2014-12A, Class AR, Floating Rate Pass Through Ctfs., 2.55% (3 mo. USD LIBOR + 1.23%), 09/15/2025(b)(g)	4,250,000	4,263,382
OCP CLO Ltd. (Cayman Islands), Series 2012-2A, Class A1R, Floating Rate Pass Through Ctfs., 2.85% (3 mo. USD LIBOR + 1.40%), 11/22/2025(b)(g)	4,901,622	4,936,813
Provident Home Equity Loan Trust, Series 2000-2, Class A1, Floating Rate Pass Through Ctfs., 1.78% (1 mo. USD LIBOR + 0.54%), 08/25/2031(g)	196,895	160,562
RBSSP Resecuritization Trust, Series 2009-12, Class 17A1, Variable Rate Pass Through Ctfs., 3.03%, 10/25/2035(b)(i)	1,360,440	1,371,901
Regatta V Funding Ltd. (Cayman Islands), Series 2014-1A, Class A1AR, Floating Rate Pass Through Ctfs., 2.53% (3 mo. USD LIBOR + 1.16%), 10/25/2026(b)(g)	5,200,000	5,203,046
Residential Funding Mortgage Sec I Trust, Series 2005-S9, Class A10, Pass Through Ctfs., 6.25%, 12/25/2035	1,262,219	1,228,302
Sequoia Mortgage Trust,
Series 2013-3, Class A1, Variable Rate Pass Through Ctfs., 2.00%, 03/25/2043(i)	1,723,431	1,646,040
Series 2013-4, Class A3, Variable Rate Pass Through Ctfs., 1.55%, 04/25/2043(i)	1,408,799	1,378,305
Series 2013-7, Class A2, Variable Rate Pass Through Ctfs., 3.00%, 06/25/2043(i)	1,473,275	1,468,901

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value
Shellpoint Asset Funding Trust, Series 2013-1, Class A3, Variable Rate Pass Through Ctfs., 3.75%, 07/25/2043(b)(i)	$2,415,023	$2,437,739
Specialty Underwriting & Residential Finance Trust, Series 2004-BC2, Class A2, Floating Rate Pass Through Ctfs., 1.87% (1 mo. USD LIBOR + 0.54%), 05/25/2035(g)	41,645	39,280
Starwood Waypoint Homes Trust, Series 2017-1, Class D, Floating Rate Pass Through Ctfs., 3.22% (1 mo. USD LIBOR + 1.95%), 01/17/2035(b)(g)	16,580,000	16,720,877
Stoney Lane Funding I Corp., Series 2007-1A, Class A2, Floating Rate Pass Through Ctfs., 1.73% (3 mo. USD LIBOR + 0.38%), 04/18/2022(b)(g)	1,322,588	1,325,119
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-8, Class 3A, Variable Rate Pass Through Ctfs., 3.43%, 07/25/2034(i)	1,921,072	1,920,482
Series 2004-12, Class 3A2, Variable Rate Pass Through Ctfs., 3.46%, 09/25/2034(i)	1,524,753	1,511,173
Suntrust Alternative Loan Trust, Series 2005-1F, Class 2A8, Pass Through Ctfs., 6.00%, 12/25/2035	311,898	308,340
Symphony CLO II Ltd. (Cayman Islands),
Series 2006-2A, Class A2B, Floating Rate Pass Through Ctfs., 1.65% (3 mo. USD LIBOR + 0.33%), 10/25/2020 (b)(g)	1,676,160	1,676,160
Series 2006-2A, Class A3, Floating Rate Pass Through Ctfs., 1.74% (3 mo. USD LIBOR + 0.42%), 10/25/2020 (b)(g)	2,762,136	2,768,469
Thornburg Mortgage Securities Trust,
Series 2003-6, Class A2, Floating Rate Pass Through Ctfs., 2.24% (1 mo. USD LIBOR + 1.00%), 12/25/2033 (g)	1,000,209	921,491
Series 2005-1, Class A3, Variable Rate Pass Through Ctfs., 3.12%, 04/25/2045(i)	1,989,578	2,002,019
Series 2005-2, Class A1, Variable Rate Pass Through Ctfs., 3.07%, 07/25/2045(i)	2,312,740	2,260,773
Towd Point Mortgage Trust, Series 2017-2, Class A1, Variable Rate Pass Through Ctfs., 2.75%, 04/25/2057(b)(i)	7,010,095	7,027,575
UBS-Barclays Commercial Mortgage Trust,
Series 2012-C3, Class A4, Pass Through Ctfs., 3.09%, 08/10/2049	264,769	269,814
Series 2012-C4, Class A5, Pass Through Ctfs., 2.85%, 12/10/2045	532,433	535,945

	Principal Amount	Value
UBS-Citigroup Commercial Mortgage Trust, Series 2011-C1, Class C, Variable Rate Pass Through Ctfs., 6.25%, 01/10/2045(b)(i)	$4,500,000	$4,952,837
Wachovia Bank Commercial Mortgage Trust, Series 2006-C27, Class AJ, Variable Rate Pass Through Ctfs., 5.83%, 07/15/2045(i)	2,004,795	2,018,810
WaMu Mortgage Pass Through Trust,
Series 2003-AR8, Class A, Variable Rate Pass Through Ctfs., 3.23%, 08/25/2033(i)	741,653	752,617
Series 2005-AR10, Class 1A3, Variable Rate Pass Through Ctfs., 3.29%, 09/25/2035(i)	322,762	321,796
Series 2005-AR12, Class 1A8, Variable Rate Pass Through Ctfs., 3.21%, 10/25/2035(i)	1,254,223	1,263,747
Series 2007-HY2, Class 2A2, Variable Rate Pass Through Ctfs., 3.41%, 11/25/2036(i)	910,878	861,961
Wells Fargo Mortgage Backed Securities Trust,
Series 2003-J, Class 2A1, Variable Rate Pass Through Ctfs., 3.48%, 10/25/2033(i)	727,990	739,644
Series 2004-K, Class 1A2, Variable Rate Pass Through Ctfs., 3.48%, 07/25/2034(i)	445,930	449,362
Series 2004-Z, Class 2A1, Variable Rate Pass Through Ctfs., 3.69%, 12/25/2034(i)	557,092	568,708
Series 2005-AR2, Class 2A2, Variable Rate Pass Through Ctfs., 3.23%, 03/25/2035(i)	1,309,098	1,326,183
Series 2005-AR14, Class A1, Variable Rate Pass Through Ctfs., 3.48%, 08/25/2035(i)	640,125	649,950
Series 2005-AR16, Class 4A8, Variable Rate Pass Through Ctfs., 3.46%, 10/25/2035(i)	4,620,000	4,716,282
Series 2006-AR8, Class 1A3, Variable Rate Pass Through Ctfs., 3.50%, 04/25/2036(i)	1,075,983	1,069,226
Series 2007-7, Class A1, Pass Through Ctfs., 6.00%, 06/25/2037	739,912	737,568
WFRBS Commercial Mortgage Trust,
Series 2013-C14, Class A5, Pass Through Ctfs., 3.34%, 06/15/2046	1,485,143	1,523,197
Series 2014-C20, Class A2, Pass Through Ctfs., 3.04%, 05/15/2047	1,018,550	1,030,136

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value
WFRBS Commercial Mortgage Trust, Series 2011-C5, Class B, Variable Rate Pass Through Ctfs., 5.86%, 11/15/2044(b)(i)	$5,000,000	$5,470,120
Series 2012-C6, Class B, Pass Through Ctfs., 4.70%, 04/15/2045	5,739,000	6,075,232
Series 2012-C9, Class D, Variable Rate Pass Through Ctfs., 4.95%, 11/15/2045(b)(i)	568,832	549,029
Series 2013-C15, Class B, Variable Rate Pass Through Ctfs., 4.63%, 08/15/2046(i)	3,800,000	4,004,565
Series 2013-C16, Class B, Variable Rate Pass Through Ctfs., 5.15%, 09/15/2046(i)	3,127,000	3,375,944
Total Asset-Backed Securities (Cost $596,408,417)		597,246,417

U.S. Government Sponsored Agency Mortgage-Backed Securities–12.64%

Collateralized Mortgage Obligations–0.26%

Fannie Mae REMICs, IO,
7.00%, 05/25/2033	11,812	2,929
6.00%, 07/25/2033	8,309	1,576
Freddie Mac Multifamily Securitization, IO, Series K038, Class X1, Variable Rate Pass Through Ctfs., 1.33%, 03/25/2024(i)	25,381,085	1,520,378
Freddie Mac Whole Loan Securities Trust, Series 2017-SC02, Class 2A1, Pass Through Ctfs., 3.50%, 05/25/2047	6,959,347	7,050,532
Ginnie Mae REMICs, IO, 1.60%, 09/20/2064(i)	10,775,523	978,823
		9,554,238

Federal Home Loan Mortgage Corp. (FHLMC)–4.57%

Pass Through Ctfs.,
6.00%, 07/01/2019 to 02/01/2034	344,282	382,830
7.00%, 07/01/2019 to 10/01/2034	1,528,951	1,727,638
3.50%, 08/01/2026	850,925	883,452
7.50%, 05/01/2030 to 05/01/2035	876,396	1,006,180
8.50%, 08/01/2031	48,785	58,136
3.00%, 02/01/2032	2,874,186	2,933,747
6.50%, 07/01/2032 to 09/01/2036	356,351	394,817
8.00%, 08/01/2032	42,574	49,682
5.50%, 01/01/2034 to 07/01/2040	2,864,613	3,190,458
5.00%, 07/01/2034 to 06/01/2040	3,296,457	3,608,661
4.50%, 02/01/2040 to 10/01/2046	35,359,583	38,077,551
Pass Through Ctfs., ARM,
3.54% (1 yr. USD LIBOR + 1.95%), 12/01/2036 (g)	100,719	106,865
3.72% (1 yr. USD LIBOR + 2.07%), 02/01/2037 (g)	26,157	27,850
3.69% (1 yr. USD LIBOR + 1.88%), 05/01/2037 (g)	211,579	222,490
Pass Through Ctfs., TBA,
3.50%, 01/01/2048(j)	80,850,000	82,767,029
4.00%, 01/01/2048(j)	34,000,000	35,474,882
		170,912,268

	Principal Amount	Value

Federal National Mortgage Association (FNMA)–5.25%

Pass Through Ctfs.,
5.00%, 03/01/2018 to 12/01/2039	$851,489	$922,555
5.50%, 03/01/2021 to 06/01/2040	1,780,308	1,986,168
7.50%, 03/01/2021 to 08/01/2037	786,251	907,198
8.00%, 08/01/2021 to 04/01/2033	84,524	101,248
6.00%, 03/01/2022 to 10/01/2039	51,560	56,021
6.50%, 07/01/2028 to 01/01/2037	171,607	191,530
7.00%, 07/01/2029 to 02/01/2034	542,084	598,589
9.50%, 04/01/2030	14,110	16,269
3.50%,12/01/2030 to 11/01/2046	41,586,781	42,932,732
8.50%, 10/01/2032	81,165	99,028
3.00%, 08/01/2043	4,498,677	4,510,905
Pass Through Ctfs., ARM,
3.21% (1 yr. U.S. Treasury Yield Curve Rate + 2.20%), 05/01/2035 (g)	298,618	315,174
3.29% (1 yr. USD LIBOR + 1.66%), 01/01/2037 (g)	144,648	151,145
3.47% (1 yr. USD LIBOR + 1.74%), 03/01/2038 (g)	94,372	99,215
Pass Through Ctfs., TBA,
2.50%, 01/01/2033(j)	40,620,000	40,494,648
3.00%, 01/01/2033 to 01/01/2048(j)	38,660,000	39,244,050
3.50%, 01/01/2048(j)	18,500,000	18,935,415
4.00%, 01/01/2048(j)	43,000,000	44,868,651
		196,430,541

Government National Mortgage Association (GNMA)–2.56%

Pass Through Ctfs.,
7.50%, 06/15/2023 to 05/15/2032	18,441	19,493
9.00%, 09/15/2024 to 10/15/2024	12,925	12,976
8.50%, 02/15/2025	5,543	5,563
8.00%, 08/15/2025 to 09/15/2026	35,093	36,545
6.56%, 01/15/2027	130,310	144,966
7.00%, 10/15/2028 to 09/15/2032	308,886	342,896
6.00%, 11/15/2028 to 02/15/2033	76,436	86,436
6.50%, 01/15/2029 to 09/15/2034	193,531	215,395
5.50%, 06/15/2035	81,788	90,575
5.00%, 07/15/2035 to 08/15/2035	59,024	63,843
Pass Through Ctfs., ARM,
2.38% (1 yr. U.S. Treasury Yield Curve Rate + 1.50%), 01/20/2025 (g)	36,086	37,098
2.63% (1 yr. U.S. Treasury Yield Curve Rate + 1.50%), 05/20/2025 (g)	10,564	10,874
3.00% (1 yr. U.S. Treasury Yield Curve Rate + 1.50%), 06/20/2025 (g)	6,899	7,002
Pass Through Ctfs., TBA,
3.00%, 01/01/2048(j)	59,000,000	59,382,575
4.00%, 01/01/2048(j)	33,930,000	35,406,484
		95,862,721
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $473,592,436)		472,759,768

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount			Value

U.S. Treasury Securities–11.39%

U.S. Treasury Bills–0.49%(k)(l)

1.03%, 02/01/2018	$		1,800,000	$1,796,505
1.04%, 02/01/2018			1,920,000	1,916,272
1.05%, 02/01/2018			1,515,000	1,512,057
1.06%, 02/01/2018			4,085,000	4,077,068
1.10%, 02/01/2018			9,030,000	9,012,466
1.11%, 02/01/2018			15,000	14,971
				18,329,339

U.S. Treasury Notes–7.70%

1.75%, 11/15/2020			143,122,400	142,515,804
2.00%, 10/31/2022			111,823,500	111,120,231
2.13%, 07/31/2024			1,200,000	1,186,945
2.25%, 10/31/2024			9,543,600	9,506,507
2.25%, 11/15/2027			23,919,000	23,565,312
				287,894,799

U.S. Treasury Inflation–Indexed Notes–1.42%(m)

0.13%, 04/15/2021			53,622,830	53,262,029

U.S. Treasury Bonds–1.78%

2.75%, 08/15/2047			67,943,400	66,713,250
Total U.S. Treasury Securities (Cost $428,045,811)				426,199,417

Agency Credit Risk Transfer Notes–0.86%

Fannie Mae Connecticut Avenue Securities,
4.33% (1 mo. USD LIBOR + 3.00%), 10/25/2029 (g)			11,300,000	11,712,971
4.18% (1 mo. USD LIBOR + 2.85%), 11/25/2029 (g)			11,000,000	11,268,574
Freddie Mac, Series 2017-HQA2, Class M2, Floating Rate STACR® Debt Notes, 3.98% (1 mo. USD LIBOR + 2.65%),12/25/2029(g)			9,000,000	9,124,731
Total Agency Credit Risk Transfer Notes (Cost $32,034,914)				32,106,276

Non-U.S. Dollar Denominated Bonds & Notes–0.70%(n)

Food Retail–0.00%

Iceland Bondco PLC (United Kingdom), REGS, Sr. Sec. Gtd. Euro Notes, 4.63%, 03/15/2025(b)		GBP	100,000	128,522

Health Care Services–0.01%

Synlab Unsecured Bondco PLC (United Kingdom), REGS, Sr. Unsec. Gtd. Euro Bonds, 8.25%, 07/01/2023(b)		EUR	150,000	195,596

	Principal Amount			Value

Sovereign Debt–0.69%
Argentine Republic Government International Bond (Argentina),
Sr. Unsec. Euro Bonds, 3.38%, 01/15/2023		EUR	10,063,000	$12,139,692
5.25%, 01/15/2028		EUR	100,000	122,036
6.25%, 11/09/2047		EUR	11,151,000	13,249,807
Indonesia Government International Bond (Indonesia), Sr. Unsec. Notes, 2.15%, 07/18/2024(b)		EUR	100,000	124,351
Ivory Coast Government International Bond (Ivory Coast), Sr. Unsec. Bonds, 5.13%, 06/15/2025(b)		EUR	100,000	127,422
Romanian Government International Bond (Romania), Sr. Unsec. Notes, 2.38%, 04/19/2027(b)		EUR	163,000	197,710
				25,961,018
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $25,342,752)				26,285,136

			Shares

Preferred Stocks–0.57%

Investment Banking & Brokerage–0.52%
Goldman Sachs Group, Inc. (The), Series J, 5.50% Pfd.			446,324	12,113,233
Morgan Stanley, Series F, 6.88% Pfd.			249,737	7,214,902
				19,328,135

Regional Banks–0.05%
CIT Group Inc., Series A, 5.80% Pfd.			45,000	46,519
PNC Financial Services Group, Inc. (The), Series P, 6.13% Pfd.			27,000	769,230
SunTrust Banks, Inc., Series G, 5.05% Pfd.			1,187,000	1,212,283
				2,028,032
Total Preferred Stocks (Cost $20,752,685)				21,356,167

			Principal Amount

Variable Rate Senior Loan Interests–0.41%(o)(p)

Food & Drug Retailers–0.41%
Albertson’s LLC, Term Loan B-4, 4.10% (1 mo. USD LIBOR + 2.75%), 08/25/2021 (Cost $15,285,500)	$		15,867,763	15,446,315

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

	Principal Amount	Value

Municipal Obligations–0.04%

Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable Build America RB, 6.64%, 04/01/2057	$500,000	$ 633,360
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project M); Series 2010 A, Taxable Build America RB, 6.66%, 04/01/2057	550,000	690,338
Total Municipal Obligations (Cost $1,050,000)		1,323,698

	Shares

Common Stocks & Other Equity Interests–0.00%

Auto Parts & Equipment–0.00%

Exide Technologies. (q)	14,555	7,277

Investment Abbreviations:
ARM	—Adjustable Rate Mortgage
CLO	—Collateralized Loan Obligation
Ctfs.	—Certificates
Deb.	—Debentures
EUR	—Euro
GBP	—British Pound Sterling
Gtd.	—Guaranteed
IO	—Interest Only
Jr.	—Junior
LIBOR	—London Interbank Offered Rate
Pfd.	—Preferred

	Shares	Value

Other Diversified Financial Services–0.00%

iPayment Holdings, Inc. -Wts. expiring 12/29/2022 (q)	172,245	$129,184
Total Common Stocks & Other Equity Interests (Cost $19,529)		136,461

Money Market Funds–11.05%

Invesco Government & Agency Portfolio – Institutional Class, 0.98% (r)	144,660,637	144,660,637
Invesco Liquid Assets Portfolio –Institutional Class, 0.88% (r)	103,308,365	103,329,027
Invesco Treasury Portfolio – Institutional Class, 0.98% (r)	165,326,443	165,326,443
Total Money Market Funds (Cost $413,316,107)		413,316,107

Options Purchased–0.23%

(Cost $9,632,433)(s)		8,626,104
TOTAL INVESTMENTS IN SECURITIES–110.47% (Cost $4,101,797,067)		4,133,033,485
OTHER ASSETS LESS LIABILITIES–(10.47)%		(391,644,401)
NET ASSETS–100.00%		$3,741,389,084

PIK	—Pay-in-Kind
RB	—Revenue Bonds
REGS	—Regulation S
REIT	—Real Estate Investment Trust
REMICs	—Real Estate Mortgage Investment Conduits
Sec.	—Secured
Sr.	—Senior
Sub.	—Subordinated
TBA	—To Be Announced
Unsec.	—Unsecured
USD	—U.S. Dollar
Wts.	—Warrants

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at November 30, 2017 was $1,095,947,861, which represented 29.29% of the Fund’s Net Assets.
(c)	Perpetual bond with no specified maturity date.
(d)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.
(e)	Security valued using significant unobservable inputs (Level 3). See Note 2.
(f)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at November 30, 2017 represented less than 1% of the Fund’s Net Assets.
(g)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on November 30, 2017.
(h)	Zero coupon bond issued at a discount.
(i)	Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect on November 30, 2017.
(j)	Security purchased on a forward commitment basis. This security is subject to dollar roll transactions. See Note 1H.
(k)	Securities are traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(l)	All or a portion of the value was pledged and/or designated as collateral to cover margin requirements for open futures contracts and/or swap agreements. See Notes 1G and 1K.
(m)	Principal amount of security and interest payments are adjusted for inflation. See Note 1D.
(n)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(o)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933 and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(p)	Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.
(q)	Non-income producing security.
(r)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of November 30, 2017.
(s)	The table below details options purchased: See Notes 1I and 1J:

Open Over-The-Counter Foreign Currency Options Purchased
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Notional Value		Value
EUR versus CHF	Call	Deutsche Bank Securities Inc.	04/26/2018	CHF	1.15	EUR	55,000,000	$1,622,858
EUR versus USD	Call	Morgan Stanley & Co. International PLC	12/01/2017	USD	1.2115	EUR	154,500,000	18
GBP versus CHF	Call	Goldman Sachs International	01/25/2018	CHF	1.2765	GBP	49,000,000	2,695,385
USD versus CHF	Call	Bank of America Merrill Lynch	01/25/2018	CHF	1.000	USD	70,000,000	202,227
Subtotal—Call								4,520,488
EUR versus JPY	Put	Bank of America Merrill Lynch	01/30/2018	JPY	128.14	EUR	62,000,000	145,708
USD versus MXN	Put	Morgan Stanley & Co. International PLC	08/13/2018	MXN	17.46	USD	64,000,000	533,689
Subtotal—Put								679,397
Subtotal Foreign Currency Options Purchased—Currency Risk (Cost $6,318,062)								$5,199,885

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

Open Over-The-Counter Interest Rate Swaptions Purchased
Description	Type of Contract	Counterparty	Exercise Rate	Payment Frequency	Pay/ Receive Exercise Rate	Floating Rate Index	Payment Frequency	Expiration Date	Notional Value		Value
10 Year Interest Rate Swap	Put	Barclays Bank PLC	0.500%	Semi-Annually	Pay	6 Month JPY LIBOR	Semi-Annually	02/09/2018	JPY	15,612,000,000	$34,541
10 Year Interest Rate Swap	Put	Citigroup Global Markets Inc.	2.245	Semi-Annually	Pay	3 Month USD LIBOR	Quarterly	03/26/2018	USD	75,000,000	1,695,839
10 Year Interest Rate Swap	Put	Morgan Stanley & Co. International PLC	2.245	Semi-Annually	Pay	3 Month USD LIBOR	Quarterly	03/26/2018	USD	75,000,000	1,695,839
Subtotal Interest Rate Swaptions Purchased—Interest Rate Risk (Cost $3,314,371)											$3,426,219
Total Options Purchased (Cost $9,632,433)											$8,626,104

Open Over-The-Counter Foreign Currency Options Written—Currency Risk
Description	Type of Contract	Counterparty	Expiration Date	Exercise Price		Premiums Received	Notional Value		Value	Unrealized Appreciation
USD versus MXN	Call	Morgan Stanley & Co. International PLC	08/13/2018	MXN	22.17	$(1,156,928)	USD	64,000,000	$(971,670)	$185,258

	Open Futures Contracts
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 2 Year Notes	192	March-2018	$ 41,166,000	$ (27,411)	$ (27,411)
U.S. Treasury 5 Year Notes	1,738	March-2018	202,205,438	(452,478)	(452,478)
U.S. Treasury 10 Year Notes	1,839	March-2018	228,122,203	(1,082,455)	(1,082,455)
U.S. Treasury Ultra Bonds	261	March-2018	43,032,375	(522,621)	(522,621)
Subtotal—Long Futures Contracts				(2,084,965)	(2,084,965)
Short Futures Contracts
U.S. Treasury 10 Year Ultra Bonds	1,858	March-2018	(247,433,344)	2,066,208	2,066,208
U.S. Treasury Long Bonds	291	March-2018	(44,150,156)	472,182	472,182
Subtotal—Short Futures Contracts				2,538,390	2,538,390
Total Futures Contracts—Interest Rate Risk				$ 453,425	$ 453,425

Open Forward Foreign Currency Contracts
						Unrealized Appreciation (Depreciation)
Settlement		Contract to
Date	Counterparty	Deliver		Receive
01/29/2018	Barclays Bank PLC	CHF	5,169,037	GBP	3,970,000	$100,860
01/29/2018	Goldman Sachs International	CHF	61,590,651	USD	64,145,958	1,214,425
01/29/2018	Goldman Sachs International	GBP	3,970,000	CHF	5,268,730	1,004
01/29/2018	Goldman Sachs International	USD	64,491,595	GBP	48,510,000	1,277,099
01/29/2018	Merrill Lynch International	USD	21,000,000	CHF	20,644,260	93,703
02/28/2018	Barclays Bank PLC	USD	29,530,000	EUR	25,000,000	398,500
02/28/2018	Goldman Sachs International	USD	4,844,046	EUR	4,066,939	24,650
02/28/2018	Morgan Stanley & Co. LLC	CLP	43,190,730,000	USD	67,609,846	1,069,413
04/30/2018	Deutsche Bank Securities Inc.	CHF	29,646,073	USD	31,082,064	588,980
04/30/2018	JPMorgan Chase Bank, N.A.	CHF	38,005,080	USD	39,150,022	59,107
04/30/2018	JPMorgan Chase Bank, N.A.	USD	39,158,142	EUR	32,600,000	22,319
Subtotal—Appreciation						4,850,060

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

Open Forward Foreign Currency Contracts—(continued)
						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)
01/29/2018	Barclays Bank PLC	GBP	38,925,000	CHF	50,128,699	$(1,553,536)
01/29/2018	Goldman Sachs International	GBP	43,120,000	CHF	54,592,943	(2,679,582)
02/28/2018	Barclays Bank PLC	EUR	25,597,556	USD	30,235,834	(408,025)
02/28/2018	Barclays Bank PLC	GBP	68,227	USD	90,649	(1,927)
02/28/2018	Citigroup Global Markets Inc.	USD	32,855,276	NZD	47,388,329	(507,624)
02/28/2018	Morgan Stanley & Co. LLC	CHF	60,599,404	USD	61,528,485	(509,710)
02/28/2018	Morgan Stanley & Co. LLC	USD	67,980,499	CLP	43,190,730,000	(1,440,065)
02/28/2018	Morgan Stanley & Co. LLC	USD	64,729,305	JPY	7,243,079,760	(53,291)
02/28/2018	TD Bank, N.A.	NZD	47,388,329	USD	32,336,611	(11,041)
04/30/2018	Deutsche Bank Securities Inc.	EUR	58,450,000	CHF	67,651,153	(664,404)
04/30/2018	Deutsche Bank Securities Inc.	USD	31,092,923	EUR	25,850,000	(24,981)
08/15/2018	Morgan Stanley & Co. LLC	MXN	465,450,000	USD	23,200,000	(680,734)
Subtotal—Depreciation						(8,534,920)
Total Open Forward Foreign Currency Contracts—Currency Risk						$(3,684,860)

Open Centrally Cleared Interest Rate Swap Agreements
Pay/ Receive Floating Rate	Floating Rate Index	Payment Frequency	(Pay)/ Receive Fixed Rate	Payment Frequency	Maturity Date	Notional Value		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Pay	3 Month USD LIBOR	Quarterly	2.500%	Semi- Annually	03/07/2027	USD	77,400,000	$—	$ 613,152	$ 613,152
Pay	3 Month USD LIBOR	Quarterly	2.498	Quarterly	12/19/2026	USD	54,200,000	—	442,297	442,297
Pay	3 Month CBA	Quarterly	1.930	Semi- Annually	09/21/2019	CAD	101,975,000	—	237,649	237,649
Pay	3 Month CBA	Semi- Annually	1.910	Semi- Annually	09/20/2019	CAD	101,975,000	—	209,974	209,974
Pay	3 Month USD LIBOR	Quarterly	2.489	Semi- Annually	03/28/2028	USD	14,205,000	—	51,336	51,336
Receive	3 Month USD LIBOR	Quarterly	(2.344)	Semi- Annually	03/28/2028	USD	(15,069,000)	—	140,852	140,852
Subtotal—Appreciation								—	1,695,260	1,695,260
Pay	3 Month USD LIBOR	Quarterly	2.386	Semi- Annually	10/31/2027	USD	40,000,000	—	(48,954)	(48,954)
Pay	3 Month USD LIBOR	Quarterly	2.372	Semi- Annually	03/28/2028	USD	14,932,000	—	(102,135)	(102,135)
Pay	3 Month USD LIBOR	Quarterly	2.351	Semi- Annually	02/13/2027	USD	27,000,000	—	(122,411)	(122,411)
Pay	3 Month USD LIBOR	Quarterly	2.357	Semi- Annually	11/01/2027	USD	40,000,000	—	(159,654)	(159,654)
Pay	3 Month USD LIBOR	Quarterly	2.245	Semi- Annually	03/28/2028	USD	37,500,000	—	(682,938)	(682,938)
Pay	3 Month USD LIBOR	Quarterly	2.245	Semi- Annually	03/28/2028	USD	37,500,000	—	(682,938)	(682,938)
Receive	6 Month EURIBOR	Semi- Annually	(0.850)	Annually	11/01/2027	EUR	(31,600,000)	—	(50,025)	(50,025)
Receive	6 Month EURIBOR	Semi- Annually	(0.874)	Annually	10/31/2027	EUR	(31,600,000)	—	(142,907)	(142,907)
Receive	3 Month CBA	Semi- Annually	(2.363)	Semi- Annually	09/20/2027	CAD	(22,195,000)	—	(221,127)	(221,127)
Receive	3 Month CBA	Semi- Annually	(2.368)	Semi- Annually	09/21/2027	CAD	(22,195,000)	—	(228,700)	(228,700)
Subtotal—Depreciation								—	(2,441,789)	(2,441,789)
Total Centrally Cleared Interest Rate Swap Agreements—Interest Rate Risk								$—	$ (746,529)	$ (746,529)

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

Abbreviations:

CAD	—	Canadian Dollar	EUR	—	Euro	LIBOR	—	London Interbank Offered Rate

CBA	—	Canadian Bankers Acceptances	EURIBOR	—	Euro Interbank Offered Rate	MXN	—	Mexican New Peso

CHF	—	Swiss Franc	GBP	—	British Pound Sterling	NZD	—	New Zealand Dollar

CLP	—	Chilean Peso	JPY	—	Japanese Yen	USD	—	U.S. Dollar

See accompanying notes which are an integral part of this schedule.

Invesco Core Plus Bond Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2017

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco Core Plus Bond Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind income received in the form of securities in-lieu of cash is recorded as interest income. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Treasury Inflation-Protected Securities - The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.
E.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts

Invesco Core Plus Bond Fund

E.	Foreign Currency Translations – (continued)

actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.    Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

F.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance.    Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

G.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
H.	Dollar Rolls and Forward Commitment Transactions - The Fund may enter into dollar roll transactions to enhance the Fund’s performance. The Fund executes its dollar roll transactions in the to be announced (“TBA”) market whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by the sale of the security with a simultaneous agreement to repurchase at a future date.

The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions increase the Fund’s portfolio turnover rate.    The Fund will segregate liquid assets in an amount equal to its dollar roll commitments. Dollar roll transactions may be considered borrowings under the 1940 Act.

Dollar roll transactions involve the risk that a Counterparty to the transaction may fail to complete the transaction. If this occurs, the Fund may lose the opportunity to purchase or sell the security at the agreed upon price. Dollar roll transactions also involve the risk that the value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement.

Invesco Core Plus Bond Fund

I.	Call Options Purchased and Written – The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on call options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Option contracts written. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on call options purchased are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

J.	Put Options Purchased and Written – The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

K.	Swap Agreements – The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared

Invesco Core Plus Bond Fund

K.	Swap Agreements – (continued)

swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and

Invesco Core Plus Bond Fund

K.	Swap Agreements – (continued)

Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

L.	Other Risks – The Fund may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the Fund may not be able to recover its investment in such issuer from the U.S. Government. Many securities purchased by the Fund are not guaranteed by the U.S. Government.
M.	Leverage Risk – Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
N.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of November 30, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the three months ended November 30, 2017, there were no material transfers between valuation levels.

Invesco Core Plus Bond Fund

	Level 1	Level 2	Level 3	Total
U.S. Dollar Denominated Bonds & Notes	$—	$2,118,231,619	$0	$2,118,231,619
Asset-Backed Securities	—	597,246,417	—	597,246,417
U.S. Government Sponsored Agency Mortgage-Backed Securities	—	472,759,768	—	472,759,768
U.S. Treasury Securities	—	426,199,417	—	426,199,417
Agency Credit Risk Transfer Notes	—	32,106,276	—	32,106,276
Non-U.S. Dollar Denominated Bonds & Notes	—	26,285,136	—	26,285,136
Preferred Stocks	20,097,365	1,258,802	—	21,356,167
Variable Rate Senior Loan Interests	—	15,446,315	—	15,446,315
Municipal Obligations	—	1,323,698	—	1,323,698
Common Stocks & Other Equity Interests	—	136,461	—	136,461
Money Market Funds	413,316,107	—	—	413,316,107
Options Purchased	—	8,626,104	—	8,626,104
Investments Matured	—	260,747	—	260,747
	433,413,472	3,699,880,760	0	4,133,294,232
Forward Foreign Currency Contracts*	—	(3,684,860)	—	(3,684,860)
Futures Contracts*	453,425	—	—	453,425
Options Written*	—	(971,670)	—	(971,670)
Swap Agreements*	—	(746,529)	—	(746,529)
Total Investments	$433,866,897	$3,694,477,701	$0	$4,128,344,598
*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 3 — Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of November 30, 2017:

	Value
Derivative Assets	Currency Risk	Interest Rate Risk	Total
Unrealized appreciation on futures contracts—Exchange-Traded	$—	$2,538,390	$2,538,390
Unrealized appreciation on swap agreements—Centrally Cleared	—	1,695,259	1,695,259
Options purchased, at value—OTC	5,199,885	3,426,219	8,626,104
Unrealized appreciation on forward foreign currency contracts outstanding	4,850,060	—	4,850,060
Total Derivative Assets	10,049,945	7,659,868	17,709,813
Derivatives not subject to master netting agreements	—	(4,233,649)	(4,233,649)
Total Derivative Assets subject to master netting agreements	$10,049,945	$3,426,219	$13,476,164

Invesco Core Plus Bond Fund

	Value
Derivative Liabilities	Currency Risk	Interest Rate Risk	Total
Unrealized depreciation on futures contracts—Exchange-Traded	$—	$(2,084,965)	$(2,084,965)
Unrealized depreciation on swap agreements—Centrally Cleared	—	(2,441,788)	(2,441,788)
Options written, at value—OTC	(971,670)	—	(971,670)
Unrealized depreciation on forward foreign currency contracts outstanding	(8,534,920)	—	(8,534,920)
Total Derivative Liabilities	(9,506,590)	(4,526,753)	(14,033,343)
Derivatives not subject to master netting agreements	—	4,526,753	4,526,753
Total Derivative Liabilities subject to master netting agreements	$(9,506,590)	$—	$(9,506,590)

Effect of Derivative Investments for the three months ended November 30, 2017

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Credit Risk	Currency Risk	Interest Rate Risk	Total
Realized Gain (Loss):
Forward foreign currency contracts	$—	$8,003	$—	$8,003
Futures contracts	—	—	(25,908)	(25,908)
Options purchased(a)	—	(1,501,022)	—	(1,501,022)
Options written	—	845,722	—	845,722
Swap agreements	(2,057,225)	—	(1,726,468)	(3,783,693)
Change in Net Unrealized Appreciation (Depreciation):
Forward foreign currency contracts	—	(6,545,498)	—	(6,545,498)
Futures contracts	—	—	(801,968)	(801,968)
Options purchased(a)	—	(621,661)	913,216	291,555
Options written	—	(448,625)	—	(448,625)
Swap agreements	—	—	(5,690,245)	(5,690,245)
Total	$(2,057,225)	$(8,263,081)	$(7,331,373)	$(17,651,679)
(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of forward foreign currency contracts, futures contracts, options purchased, options written and swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased	Options Written	Swap Agreements
Average notional value	$1,430,111,394	$686,737,110	$734,681,181	$64,000,000	$609,294,164

Invesco Core Plus Bond Fund

Invesco Equally-Weighted S&P 500 Fund Quarterly Schedule of Portfolio Holdings November 30,2017

invesco.com/us	MS-EWSP-QTR-1 11/17	Invesco Advisers, Inc.

Schedule of Investments(a)

November 30, 2017

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–98.70%

Advertising–0.36%

Interpublic Group of Cos., Inc. (The)	721,379	$14,268,876
Omnicom Group Inc.	201,863	14,421,093
		28,689,969

Aerospace & Defense–2.19%

Arconic Inc.	602,036	14,816,106
Boeing Co. (The)	61,569	17,042,299
General Dynamics Corp.	74,299	15,391,781
L3 Technologies, Inc.	80,689	16,024,029
Lockheed Martin Corp.	48,536	15,488,808
Northrop Grumman Corp.	54,969	16,897,471
Raytheon Co.	80,916	15,467,094
Rockwell Collins, Inc.	112,269	14,854,311
Textron Inc.	298,572	16,633,446
TransDigm Group, Inc.	57,875	16,424,346
United Technologies Corp.	134,200	16,298,590
		175,338,281

Agricultural & Farm Machinery–0.23%

Deere & Co.	125,333	18,782,403

Agricultural Products–0.17%

Archer-Daniels-Midland Co.	346,984	13,837,722

Air Freight & Logistics–0.82%

C.H. Robinson Worldwide, Inc. (b)	199,372	17,275,583
Expeditors International of Washington, Inc.	258,060	16,717,127
FedEx Corp.	69,848	16,167,018
United Parcel Service, Inc. -Class B	127,784	15,519,367
		65,679,095

Airlines–1.00%

Alaska Air Group, Inc.	197,869	13,686,599
American Airlines Group Inc.	337,195	17,024,975
Delta Air Lines, Inc.	309,836	16,396,521
Southwest Airlines Co.	278,072	16,870,628
United Continental Holdings Inc. (c)	251,827	15,945,686
		79,924,409

Alternative Carriers–0.14%

CenturyLink Inc.	792,973	11,569,476

Apparel Retail–1.16%

Foot Locker, Inc.	411,466	17,627,203
Gap, Inc. (The)	572,051	18,482,968
L Brands, Inc. (b)	396,272	22,218,971
Ross Stores, Inc.	251,225	19,100,637
TJX Cos., Inc. (The)	203,090	15,343,450
		92,773,229

	Shares	Value

Apparel, Accessories & Luxury Goods–1.33%

Hanesbrands, Inc. (b)	585,026	$12,221,193
Michael Kors Holdings Ltd. (c)	348,795	20,383,580
PVH Corp.	115,072	15,482,937
Ralph Lauren Corp.	161,931	15,407,735
Tapestry, Inc.	363,633	15,159,860
Under Armour, Inc. -Class A (b)(c)	438,709	5,830,443
Under Armour, Inc. -Class C (b)(c)	437,926	5,224,457
VF Corp.	235,302	17,167,634
		106,877,839

Application Software–1.64%

Adobe Systems Inc. (c)	94,641	17,174,502
ANSYS, Inc. (c)	114,463	16,962,272
Autodesk, Inc. (c)	128,465	14,092,610
Cadence Design Systems, Inc. (c)	384,459	16,881,595
Citrix Systems, Inc. (c)	195,657	17,145,423
Intuit Inc.	103,854	16,327,926
salesforce.com, inc. (c)	152,460	15,904,627
Synopsys, Inc. (c)	184,834	16,705,297
		131,194,252

Asset Management & Custody Banks–1.88%

Affiliated Managers Group, Inc.	84,828	16,852,779
Ameriprise Financial, Inc.	110,730	18,074,458
Bank of New York Mellon Corp. (The)	291,526	15,958,133
BlackRock, Inc.	35,344	17,714,059
Franklin Resources, Inc.	358,229	15,529,227
Invesco Ltd. (d)	463,923	16,780,095
Northern Trust Corp.	166,196	16,250,645
State Street Corp.	158,937	15,154,643
T. Rowe Price Group Inc.	179,005	18,423,195
		150,737,234

Auto Parts & Equipment–0.42%

BorgWarner, Inc.	318,219	17,718,434
Delphi Automotive PLC	152,097	15,919,993
		33,638,427

Automobile Manufacturers–0.42%

Ford Motor Co.	1,294,166	16,202,958
General Motors Co.	397,343	17,121,510
		33,324,468

Automotive Retail–0.83%

Advance Auto Parts, Inc.	156,351	15,791,451
AutoZone, Inc. (c)	27,199	18,679,185
CarMax, Inc. (c)	214,717	14,796,149
O’Reilly Automotive, Inc. (c)	73,840	17,441,746
		66,708,531

See accompanying notes which are an integral part of this schedule.

Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Biotechnology–1.45%

AbbVie Inc.	172,272	$16,696,602
Alexion Pharmaceuticals, Inc. (c)	104,126	11,434,076
Amgen Inc.	81,386	14,296,265
Biogen Inc. (c)	45,051	14,514,081
Celgene Corp. (c)	104,638	10,550,650
Gilead Sciences, Inc.	172,758	12,918,843
Incyte Corp. (c)	113,561	11,241,403
Regeneron Pharmaceuticals, Inc. (c)	31,181	11,283,157
Vertex Pharmaceuticals Inc. (c)	92,562	13,355,771
		116,290,848

Brewers–0.16%

Molson Coors Brewing Co. -Class B	166,591	13,010,757

Broadcasting–0.51%

CBS Corp. -Class B	247,420	13,870,365
Discovery Communications, Inc. -Class A (b)(c)	301,549	5,735,462
Discovery Communications, Inc. -Class C (c)	413,448	7,475,140
Scripps Networks Interactive Inc. -Class A	172,010	14,077,298
		41,158,265

Building Products–0.98%

A.O. Smith Corp.	260,114	16,496,430
Allegion PLC	181,929	15,307,506
Fortune Brands Home & Security, Inc.	228,181	15,612,144
Johnson Controls International PLC	375,426	14,131,034
Masco Corp.	391,315	16,791,327
		78,338,441

Cable & Satellite–0.50%

Charter Communications, Inc. -Class A (c)	37,418	12,206,126
Comcast Corp. -Class A	384,760	14,443,890
DISH Network Corp. -Class A(c)	269,261	13,638,070
		40,288,086

Casinos & Gaming–0.39%

MGM Resorts International	442,156	15,086,363
Wynn Resorts Ltd.	101,790	16,090,963
		31,177,326

Commodity Chemicals–0.21%

LyondellBasell Industries N.V. -Class A	160,499	16,804,245

Communications Equipment–1.04%

Cisco Systems, Inc.	467,018	17,419,771
F5 Networks, Inc. (c)	127,220	17,072,924
Harris Corp.	120,003	17,340,433
Juniper Networks, Inc.	552,281	15,331,321
Motorola Solutions, Inc.	172,717	16,254,397
		83,418,846

Computer & Electronics Retail–0.20%

Best Buy Co., Inc.	264,895	15,790,391

	Shares	Value

Construction & Engineering–0.64%

Fluor Corp.	376,003	$18,202,305
Jacobs Engineering Group Inc.	269,113	17,661,886
Quanta Services, Inc. (c)	406,911	15,421,927
		51,286,118

Construction Machinery & Heavy Trucks–0.60%

Caterpillar Inc.	124,780	17,612,697
Cummins Inc.	90,293	15,115,048
PACCAR Inc.	217,480	15,295,369
		48,023,114

Construction Materials–0.37%

Martin Marietta Materials, Inc.	69,347	14,451,221
Vulcan Materials Co.	120,981	15,201,263
		29,652,484

Consumer Electronics–0.22%

Garmin Ltd.	281,318	17,464,221

Consumer Finance–1.06%

American Express Co.	174,501	17,050,493
Capital One Financial Corp.	187,977	17,293,884
Discover Financial Services	254,972	18,001,023
Navient Corp.	1,088,211	13,722,341
Synchrony Financial	514,946	18,481,412
		84,549,153

Copper–0.18%

Freeport-McMoRan Inc. (c)	1,032,424	14,371,342

Data Processing & Outsourced Services–2.21%

Alliance Data Systems Corp.	68,596	16,412,965
Automatic Data Processing, Inc.	135,611	15,522,035
Fidelity National Information Services, Inc.	159,282	15,025,071
Fiserv, Inc. (c)	119,856	15,755,071
Global Payments Inc.	154,608	15,547,380
Mastercard Inc. -Class A	107,139	16,121,205
Paychex, Inc.	258,377	17,391,356
PayPal Holdings, Inc. (c)	240,498	18,212,914
Total System Services, Inc.	211,596	15,734,279
Visa Inc. -Class A	140,779	15,850,308
Western Union Co. (The)	786,609	15,488,331
		177,060,915

Department Stores–0.60%

Kohl’s Corp.	350,041	16,791,467
Macy’s, Inc. (b)	689,574	16,411,861
Nordstrom, Inc. (b)	318,909	14,494,414
		47,697,742

Distillers & Vintners–0.40%

Brown-Forman Corp. -Class B	270,599	16,181,820
Constellation Brands, Inc. -Class A	72,640	15,805,738
		31,987,558

See accompanying notes which are an integral part of this schedule.

Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Distributors–0.41%

Genuine Parts Co.	172,252	$16,014,269
LKQ Corp. (c)	422,341	16,648,682
		32,662,951

Diversified Banks–1.06%

Bank of America Corp.	642,277	18,092,943
Citigroup Inc.	222,180	16,774,590
JPMorgan Chase & Co.	166,271	17,378,645
U.S. Bancorp	294,151	16,222,428
Wells Fargo & Co.	296,524	16,744,710
		85,213,316

Diversified Chemicals–0.40%

DowDuPont Inc.	226,703	16,313,548
Eastman Chemical Co.	173,308	16,008,460
		32,322,008

Diversified Support Services–0.22%

Cintas Corp.	109,943	17,309,426

Drug Retail–0.34%

CVS Health Corp.	184,416	14,126,266
Walgreens Boots Alliance, Inc.	180,633	13,142,857
		27,269,123

Electric Utilities–2.60%

Alliant Energy Corp.	340,396	15,355,264
American Electric Power Co., Inc.	198,163	15,383,394
Duke Energy Corp.	167,483	14,936,134
Edison International	182,087	14,798,211
Entergy Corp.	184,209	15,930,394
Eversource Energy	231,559	15,016,601
Exelon Corp.	385,164	16,065,190
FirstEnergy Corp.	456,433	15,582,623
NextEra Energy, Inc.	99,161	15,671,404
PG&E Corp.	208,121	11,288,483
Pinnacle West Capital Corp.	163,334	14,995,695
PPL Corp.	371,724	13,631,119
Southern Co. (The)	292,862	14,994,534
Xcel Energy, Inc.	292,687	15,105,576
		208,754,622

Electrical Components & Equipment–0.99%

Acuity Brands, Inc.	81,789	14,020,270
AMETEK, Inc.	229,534	16,684,827
Eaton Corp. PLC	203,794	15,851,097
Emerson Electric Co.	243,405	15,777,512
Rockwell Automation, Inc.	89,638	17,307,305
		79,641,011

Electronic Components–0.41%

Amphenol Corp. -Class A	182,584	16,540,285
Corning Inc.	515,127	16,684,963
		33,225,248

Electronic Equipment & Instruments–0.22%

FLIR Systems, Inc.	386,277	17,992,783

	Shares	Value

Electronic Manufacturing Services–0.22%

TE Connectivity Ltd.	186,262	$17,590,583

Environmental & Facilities Services–0.55%

Republic Services, Inc.	224,590	14,584,875
Stericycle, Inc. (c)	209,247	13,875,169
Waste Management, Inc.	190,634	15,679,646
		44,139,690

Fertilizers & Agricultural Chemicals–0.83%

CF Industries Holdings, Inc.	458,855	17,193,297
FMC Corp.	168,713	15,926,507
Monsanto Co.	125,205	14,816,760
Mosaic Co. (The)	758,212	18,416,969
		66,353,533

Financial Exchanges & Data–1.23%

Cboe Global Markets, Inc.	140,363	17,325,005
CME Group Inc. -Class A	114,820	17,170,183
Intercontinental Exchange, Inc.	225,003	16,076,464
Moody’s Corp.	108,619	16,490,537
Nasdaq, Inc.	197,736	15,652,782
S&P Global Inc.	96,765	16,012,672
		98,727,643

Food Distributors–0.20%

Sysco Corp.	277,809	16,037,914

Food Retail–0.23%

Kroger Co. (The)	698,087	18,052,530

Footwear–0.21%

NIKE, Inc. -Class B	281,641	17,016,749

General Merchandise Stores–0.63%

Dollar General Corp.	194,570	17,137,726
Dollar Tree, Inc. (c)	177,492	18,239,078
Target Corp.	256,708	15,376,809
		50,753,613

Gold–0.17%

Newmont Mining Corp.	373,994	13,834,038

Health Care Distributors–0.84%

AmerisourceBergen Corp.	178,202	15,115,094
Cardinal Health, Inc.	215,063	12,729,579
Henry Schein, Inc. (c)	167,693	11,981,665
McKesson Corp.	93,676	13,839,692
Patterson Cos. Inc. (b)	373,424	13,648,647
		67,314,677

Health Care Equipment–2.89%

Abbott Laboratories	282,616	15,931,064
Baxter International Inc.	232,327	15,224,388
Becton, Dickinson and Co.	72,173	16,470,600
Boston Scientific Corp. (c)	510,653	13,419,961
C.R. Bard, Inc.	45,388	15,247,645
Danaher Corp.	169,452	15,989,491
Edwards Lifesciences Corp. (c)	129,884	15,222,405

See accompanying notes which are an integral part of this schedule.

Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Health Care Equipment–(continued)

Hologic, Inc. (c)	378,910	$15,808,125
IDEXX Laboratories, Inc. (c)	93,349	14,600,717
Intuitive Surgical, Inc. (c)	42,303	16,911,893
Medtronic PLC	179,223	14,719,585
ResMed Inc.	184,139	15,725,471
Stryker Corp.	103,169	16,094,364
Varian Medical Systems, Inc. (c)	138,147	15,437,927
Zimmer Biomet Holdings, Inc.	127,066	14,879,429
		231,683,065

Health Care Facilities–0.38%

HCA Healthcare, Inc. (c)	190,807	16,218,595
Universal Health Services, Inc. -Class B	133,046	14,415,534
		30,634,129

Health Care REIT’s–0.50%

HCP, Inc.	486,651	12,867,053
Ventas, Inc.	211,626	13,546,180
Welltower Inc.	196,889	13,282,132
		39,695,365

Health Care Services–0.85%

DaVita Inc. (c)	252,129	15,394,997
Envision Healthcare Corp. (c)	298,511	9,531,456
Express Scripts Holding Co. (c)	233,731	15,234,586
Laboratory Corp. of America Holdings (c)	93,314	14,768,807
Quest Diagnostics Inc.	136,708	13,460,270
		68,390,116

Health Care Supplies–0.65%

Align Technology, Inc. (c)	81,027	21,138,324
Cooper Cos., Inc. (The)	58,460	14,099,383
DENTSPLY SIRONA Inc.	251,569	16,857,638
		52,095,345

Health Care Technology–0.19%

Cerner Corp. (c)	211,992	14,985,714

Home Entertainment Software–0.34%

Activision Blizzard, Inc.	226,423	14,128,795
Electronic Arts Inc. (c)	124,295	13,218,773
		27,347,568

Home Furnishings–0.40%

Leggett & Platt, Inc.	324,541	15,655,858
Mohawk Industries, Inc. (c)	57,000	16,108,770
		31,764,628

Home Improvement Retail–0.40%

Home Depot, Inc. (The)	92,080	16,557,825
Lowe’s Cos., Inc.	187,140	15,601,862
		32,159,687

Homebuilding–0.73%

D.R. Horton, Inc.	405,564	20,683,764
Lennar Corp. -Class A	295,815	18,571,246

	Shares	Value

Homebuilding–(continued)

PulteGroup Inc.	570,718	$19,478,605
		58,733,615

Hotel and Resort REIT’s–0.20%

Host Hotels & Resorts Inc.	810,012	16,030,137

Hotels, Resorts & Cruise Lines–1.21%

Carnival Corp.	224,213	14,717,342
Hilton Worldwide Holdings Inc.	225,693	17,504,749
Marriott International Inc. -Class A	142,140	18,051,780
Norwegian Cruise Line Holdings Ltd. (c)	259,374	14,047,696
Royal Caribbean Cruises Ltd.	125,173	15,506,431
Wyndham Worldwide Corp.	149,300	16,779,827
		96,607,825

Household Appliances–0.18%

Whirlpool Corp.	85,330	14,384,078

Household Products–0.92%

Church & Dwight Co., Inc.	299,301	14,094,084
Clorox Co. (The)	109,680	15,277,327
Colgate-Palmolive Co.	204,702	14,830,660
Kimberly-Clark Corp.	124,453	14,904,491
Procter & Gamble Co. (The)	158,355	14,250,367
		73,356,929

Housewares & Specialties–0.13%

Newell Brands, Inc.	333,826	10,338,591

Human Resource & Employment Services–0.23%

Robert Half International, Inc.	323,186	18,434,529

Hypermarkets & Super Centers–0.44%

Costco Wholesale Corp.	93,456	17,236,090
Wal-Mart Stores, Inc.	186,380	18,121,727
		35,357,817

Independent Power Producers & Energy Traders–0.39%

AES Corp. (The)	1,311,483	13,875,490
NRG Energy, Inc.	614,621	16,994,271
		30,869,761

Industrial Conglomerates–0.77%

3M Co.	71,474	17,378,189
General Electric Co.	617,201	11,288,606
Honeywell International Inc.	106,866	16,666,821
Roper Technologies, Inc.	62,725	16,760,747
		62,094,363

Industrial Gases–0.42%

Air Products and Chemicals, Inc.	101,411	16,534,049
Praxair, Inc.	110,989	17,083,427
		33,617,476

Industrial Machinery–2.06%

Dover Corp.	168,404	16,454,755
Flowserve Corp.	372,383	15,856,068
Fortive Corp.	221,144	16,508,400

See accompanying notes which are an integral part of this schedule.

Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Industrial Machinery–(continued)

Illinois Tool Works Inc.	104,981	$17,768,034
Ingersoll-Rand PLC	168,096	14,728,572
Parker-Hannifin Corp.	91,127	17,085,401
Pentair PLC (United Kingdom)	237,047	16,868,264
Snap-on Inc. (b)	100,011	16,944,864
Stanley Black & Decker Inc.	99,977	16,959,098
Xylem, Inc.	234,178	16,237,903
		165,411,359

Industrial REIT’s–0.37%

Duke Realty Corp.	501,252	14,100,219
Prologis, Inc.	229,821	15,221,045
		29,321,264

Insurance Brokers–0.76%

Aon PLC	103,068	14,452,195
Arthur J. Gallagher & Co.	246,300	16,213,929
Marsh & McLennan Cos., Inc.	179,398	15,056,874
Willis Towers Watson PLC	96,823	15,569,139
		61,292,137

Integrated Oil & Gas–0.61%

Chevron Corp.	132,710	15,791,163
Exxon Mobil Corp.	186,522	15,535,417
Occidental Petroleum Corp.	244,052	17,205,666
		48,532,246

Integrated Telecommunication Services–0.39%

AT&T Inc.	413,085	15,028,032
Verizon Communications Inc.	318,840	16,225,768
		31,253,800

Internet & Direct Marketing Retail–0.89%

Amazon.com, Inc. (c)(e)	15,220	17,910,135
Expedia, Inc.	103,964	12,735,590
Netflix Inc. (c)	83,333	15,631,604
Priceline Group Inc. (The) (c)	7,996	13,910,721
TripAdvisor Inc. (c)	326,270	11,295,468
		71,483,518

Internet Software & Services–0.99%

Akamai Technologies, Inc. (c)	319,602	17,827,399
Alphabet Inc. -Class A (c)	7,860	8,144,296
Alphabet Inc. -Class C (c)(e)	7,880	8,048,711
eBay Inc. (c)	389,037	13,487,913
Facebook, Inc. -Class A (c)	85,999	15,237,303
VeriSign, Inc. (b)(c)	142,306	16,379,421
		79,125,043

Investment Banking & Brokerage–1.09%

Charles Schwab Corp. (The)	380,085	18,544,347
E*TRADE Financial Corp. (c)	370,693	17,845,161
Goldman Sachs Group, Inc. (The)	67,683	16,761,018
Morgan Stanley	334,054	17,240,527
Raymond James Financial, Inc.	195,190	17,235,277
		87,626,330

	Shares	Value

IT Consulting & Other Services–1.14%

Accenture PLC -Class A	109,943	$16,272,664
Cognizant Technology Solutions Corp. -Class A	206,775	14,945,697
CSRA Inc.	456,717	13,212,823
DXC Technology Co.	174,667	16,792,485
Gartner, Inc. (c)	118,208	14,290,165
International Business Machines Corp.	103,205	15,890,474
		91,404,308

Leisure Products–0.40%

Hasbro, Inc.	156,251	14,534,468
Mattel, Inc. (b)	962,155	17,559,329
		32,093,797

Life & Health Insurance–1.68%

Aflac, Inc.	181,100	15,871,604
Brighthouse Financial, Inc. (c)	269,558	15,847,315
Lincoln National Corp.	223,430	17,103,566
MetLife, Inc.	311,873	16,741,343
Principal Financial Group, Inc.	242,322	17,153,974
Prudential Financial, Inc.	148,636	17,217,994
Torchmark Corp.	193,265	17,171,595
Unum Group	312,072	17,669,517
		134,776,908

Life Sciences Tools & Services–1.36%

Agilent Technologies, Inc.	226,110	15,655,856
Illumina, Inc. (c)	70,114	16,128,323
IQVIA Holdings Inc. (c)	151,564	15,461,044
Mettler-Toledo International Inc. (c)	23,994	15,097,265
PerkinElmer, Inc.	217,320	16,012,138
Thermo Fisher Scientific, Inc.	76,718	14,788,162
Waters Corp. (c)	78,803	15,537,587
		108,680,375

Managed Health Care–1.24%

Aetna Inc.	90,288	16,268,092
Anthem, Inc.	75,840	17,819,366
Centene Corp. (c)	164,191	16,762,259
Cigna Corp.	79,657	16,865,777
Humana Inc.	57,302	14,947,800
UnitedHealth Group Inc.	74,344	16,963,070
		99,626,364

Metal & Glass Containers–0.18%

Ball Corp.	364,988	14,566,671

Motorcycle Manufacturers–0.19%

Harley-Davidson, Inc. (b)	310,294	15,576,759

Movies & Entertainment–0.78%

Time Warner Inc.	146,722	13,426,530
Twenty-First Century Fox, Inc. -Class A	391,651	12,509,333
Twenty-First Century Fox, Inc. -Class B	181,285	5,647,028
Viacom Inc. -Class B	539,117	15,267,793
Walt Disney Co. (The)	151,455	15,875,513
		62,726,197

See accompanying notes which are an integral part of this schedule.

Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Multi-Line Insurance–0.79%

American International Group, Inc.	245,930	$14,745,963
Assurant, Inc.	161,966	16,337,511
Hartford Financial Services Group, Inc. (The)	276,503	15,882,332
Loews Corp.	319,811	16,080,097
		63,045,903

Multi-Sector Holdings–0.42%

Berkshire Hathaway Inc. -Class B (c)	83,770	16,168,448
Leucadia National Corp.	657,501	17,298,851
		33,467,299

Multi-Utilities–2.05%

Ameren Corp.	244,661	15,648,518
CenterPoint Energy, Inc.	489,894	14,701,719
CMS Energy Corp.	302,131	15,076,337
Consolidated Edison, Inc.	171,889	15,304,997
Dominion Energy, Inc.	185,534	15,608,975
DTE Energy Co.	130,287	15,057,269
NiSource Inc.	542,298	14,929,464
Public Service Enterprise Group Inc.	316,506	16,793,808
SCANA Corp.	248,213	10,715,355
Sempra Energy	123,377	14,927,383
WEC Energy Group, Inc.	220,613	15,330,397
		164,094,222

Office REIT’s–0.78%

Alexandria Real Estate Equities, Inc.	123,170	15,649,980
Boston Properties, Inc.	122,340	15,338,989
SL Green Realty Corp.	154,025	15,745,976
Vornado Realty Trust	198,940	15,441,723
		62,176,668

Oil & Gas Drilling–0.24%

Helmerich & Payne, Inc. (b)	323,257	18,936,395

Oil & Gas Equipment & Services–0.93%

Baker Hughes, a GE Co.	427,126	12,698,456
Halliburton Co.	364,897	15,245,396
National Oilwell Varco Inc.	463,046	15,535,193
Schlumberger Ltd.	226,668	14,246,084
TechnipFMC PLC (United Kingdom)	576,537	16,512,020
		74,237,149

Oil & Gas Exploration & Production–3.39%

Anadarko Petroleum Corp.	359,279	17,277,727
Apache Corp.	374,089	15,648,143
Cabot Oil & Gas Corp.	566,103	16,388,682
Chesapeake Energy Corp. (b)(c)	4,038,938	16,438,478
Cimarex Energy Co.	147,784	17,159,200
Concho Resources Inc. (c)	131,182	18,347,115
ConocoPhillips	330,598	16,820,826
Devon Energy Corp.	467,166	17,999,906
EOG Resources, Inc.	169,413	17,334,338
EQT Corp.	242,322	14,442,391
Hess Corp.	365,078	16,749,779
Marathon Oil Corp.	1,299,887	19,290,323
Newfield Exploration Co. (c)	592,811	18,335,644

	Shares	Value

Oil & Gas Exploration & Production–(continued)

Noble Energy, Inc.	597,145	$15,704,914
Pioneer Natural Resources Co.	114,409	17,852,380
Range Resources Corp.	886,714	15,978,586
		271,768,432

Oil & Gas Refining & Marketing–0.84%

Andeavor	144,743	15,266,044
Marathon Petroleum Corp.	275,209	17,236,340
Phillips 66	173,574	16,933,879
Valero Energy Corp.	211,413	18,101,181
		67,537,444

Oil & Gas Storage & Transportation–0.51%

Kinder Morgan, Inc.	768,115	13,234,621
ONEOK, Inc.	261,502	13,571,954
Williams Cos., Inc. (The)	495,174	14,384,805
		41,191,380

Packaged Foods & Meats–2.15%

Campbell Soup Co.	306,797	15,125,092
Conagra Brands, Inc.	426,136	15,907,657
General Mills, Inc.	265,613	15,023,071
Hershey Co. (The)	135,937	15,079,491
Hormel Foods Corp. (b)	465,244	16,958,144
JM Smucker Co. (The)	137,218	16,009,224
Kellogg Co. (b)	214,780	14,209,845
Kraft Heinz Co. (The)	179,903	14,638,707
McCormick & Co., Inc.	150,632	15,391,578
Mondelez International, Inc. -Class A	361,844	15,537,581
Tyson Foods, Inc. -Class A	224,831	18,492,350
		172,372,740

Paper Packaging–1.01%

Avery Dennison Corp.	157,760	18,003,571
International Paper Co.	268,377	15,192,822
Packaging Corp. of America	129,199	15,323,001
Sealed Air Corp.	341,741	16,420,655
WestRock Co.	260,345	16,248,132
		81,188,181

Personal Products–0.40%

Coty Inc. -Class A (b)	892,636	15,380,118
Estee Lauder Cos. Inc. (The) -Class A	135,112	16,866,031
		32,246,149

Pharmaceuticals–1.66%

Allergan PLC	62,948	10,942,251
Bristol-Myers Squibb Co.	234,776	14,835,496
Eli Lilly and Co.	177,300	15,006,672
Johnson & Johnson	112,243	15,638,817
Merck & Co., Inc.	228,749	12,642,957
Mylan N.V. (c)	457,998	16,730,667
Perrigo Co. PLC	177,578	15,486,577
Pfizer Inc.	431,135	15,632,955
Zoetis Inc.	227,228	16,426,312
		133,342,704

See accompanying notes which are an integral part of this schedule.

Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Property & Casualty Insurance–1.20%

Allstate Corp. (The)	164,063	$16,842,707
Chubb Ltd.	104,377	15,876,785
Cincinnati Financial Corp.	194,030	14,499,862
Progressive Corp. (The)	323,755	17,217,291
Travelers Cos., Inc. (The)	122,759	16,642,438
XL Group Ltd. (Bermuda)	380,774	14,781,647
		95,860,730

Publishing–0.23%

News Corp. -Class A	847,867	13,701,531
News Corp. -Class B	265,726	4,357,906
		18,059,437

Railroads–0.82%

CSX Corp.	287,479	16,026,954
Kansas City Southern	140,779	15,786,957
Norfolk Southern Corp.	118,638	16,446,786
Union Pacific Corp.	137,129	17,346,819
		65,607,516

Real Estate Services–0.22%

CBRE Group, Inc. -Class A (c)	405,676	17,590,111

Regional Banks–2.62%

BB&T Corp.	334,358	16,523,972
Citizens Financial Group, Inc.	448,086	18,237,100
Comerica Inc.	227,158	18,924,533
Fifth Third Bancorp	585,725	17,870,470
Huntington Bancshares Inc.	1,193,321	17,183,822
KeyCorp	884,580	16,789,328
M&T Bank Corp.	102,045	17,240,503
People’s United Financial, Inc.	904,722	17,207,813
PNC Financial Services Group, Inc. (The)	120,991	17,006,495
Regions Financial Corp.	1,108,728	18,393,798
SunTrust Banks, Inc.	280,727	17,301,205
Zions Bancorp.	353,067	17,494,470
		210,173,509

Reinsurance–0.18%

Everest Re Group, Ltd.	66,080	14,511,168

Research & Consulting Services–0.73%

Equifax Inc.	119,302	13,614,744
IHS Markit Ltd. (c)	309,314	13,801,591
Nielsen Holdings PLC	382,061	14,029,280
Verisk Analytics, Inc. -Class A (c)	178,245	17,186,383
		58,631,998

Residential REIT’s–1.06%

Apartment Investment & Management Co. -Class A	316,506	13,954,750
AvalonBay Communities, Inc.	78,719	14,274,116
Equity Residential	215,915	14,427,440
Essex Property Trust, Inc.	55,149	13,621,252
Mid-America Apartment Communities, Inc.	136,201	13,952,430
UDR, Inc.	371,724	14,619,905
		84,849,893

	Shares	Value

Restaurants–0.98%

Chipotle Mexican Grill, Inc. (b)(c)	49,000	$14,915,110
Darden Restaurants, Inc.	187,163	15,781,584
McDonald’s Corp.	92,052	15,830,182
Starbucks Corp.	274,849	15,891,769
Yum! Brands, Inc.	192,229	16,045,355
		78,464,000

Retail REIT’s–1.33%

Federal Realty Investment Trust	113,631	15,023,155
GGP Inc.	690,870	16,235,445
Kimco Realty Corp.	728,890	13,499,043
Macerich Co. (The)	271,098	17,553,595
Realty Income Corp.	247,795	13,703,064
Regency Centers Corp.	229,069	15,533,169
Simon Property Group, Inc.	92,138	14,903,321
		106,450,792

Semiconductor Equipment–0.63%

Applied Materials, Inc.	331,493	17,492,886
KLA-Tencor Corp.	155,821	15,931,139
Lam Research Corp.	88,697	17,059,094
		50,483,119

Semiconductors–2.50%

Advanced Micro Devices, Inc. (b)(c)	1,200,140	13,069,525
Analog Devices, Inc.	182,766	15,737,980
Broadcom Ltd.	60,225	16,738,937
Intel Corp.	417,780	18,733,255
Microchip Technology Inc.	169,824	14,772,990
Micron Technology, Inc. (c)	453,058	19,205,129
NVIDIA Corp.	89,813	18,026,367
Qorvo, Inc. (c)	205,302	15,722,027
QUALCOMM Inc.	296,166	19,647,652
Skyworks Solutions, Inc.	140,497	14,715,656
Texas Instruments Inc.	180,655	17,575,925
Xilinx, Inc.	230,904	16,050,137
		199,995,580

Soft Drinks–0.75%

Coca-Cola Co. (The)	317,532	14,533,440
Dr Pepper Snapple Group, Inc.	160,639	14,488,031
Monster Beverage Corp. (c)	261,038	16,359,252
PepsiCo, Inc.	127,795	14,890,673
		60,271,396

Specialized Consumer Services–0.18%

H&R Block, Inc.	563,716	14,758,085

Specialized REIT’s–1.70%

American Tower Corp.	101,397	14,594,070
Crown Castle International Corp.	138,056	15,600,328
Digital Realty Trust, Inc.	121,873	14,222,579
Equinix, Inc.	31,821	14,780,537
Extra Space Storage Inc.	178,744	15,257,588
Iron Mountain Inc.	367,175	15,006,442
Public Storage	67,342	14,351,927
SBA Communications Corp. -Class A (c)	98,371	16,698,477

See accompanying notes which are an integral part of this schedule.

Invesco Equally-Weighted S&P 500 Fund

	Shares	Value

Specialized REIT’s–(continued)

Weyerhaeuser Co.	437,811	$15,489,753
		136,001,701

Specialty Chemicals–1.02%

Albemarle Corp.	124,295	16,695,304
Ecolab Inc.	112,123	15,239,758
International Flavors & Fragrances Inc.	103,656	16,112,289
PPG Industries, Inc.	141,921	16,583,469
Sherwin-Williams Co. (The)	42,669	17,042,852
		81,673,672

Specialty Stores–0.72%

Signet Jewelers Ltd. (b)	224,487	11,738,425
Tiffany & Co.	157,811	14,913,140
Tractor Supply Co.	243,768	16,634,728
Ulta Beauty, Inc. (c)	64,770	14,360,157
		57,646,450

Steel–0.19%

Nucor Corp.	269,508	15,496,710

Systems Software–0.95%

CA, Inc.	443,356	14,661,783
Microsoft Corp.	198,725	16,726,683
Oracle Corp.	285,026	13,983,376
Red Hat, Inc. (c)	137,244	17,397,049
Symantec Corp.	464,803	13,465,343
		76,234,234

Technology Hardware, Storage & Peripherals–1.43%

Apple Inc.	92,678	15,926,714
Hewlett Packard Enterprise Co.	1,120,558	15,631,784
HP Inc.	768,919	16,493,313
NetApp, Inc.	380,577	21,506,406
Seagate Technology PLC	459,572	17,721,096
Western Digital Corp.	168,985	13,326,157
Xerox Corp.	465,834	13,816,637
		114,422,107

Tires & Rubber–0.20%

Goodyear Tire & Rubber Co. (The)	485,045	15,700,907

Tobacco–0.36%

Altria Group, Inc.	236,247	16,024,634
Philip Morris International Inc.	125,590	12,904,373
		28,929,007

Trading Companies & Distributors–0.70%

Fastenal Co.	344,383	18,042,226
United Rentals, Inc. (c)	116,044	18,506,697
W.W. Grainger, Inc. (b)	89,117	19,722,483
		56,271,406

Trucking–0.20%

J.B. Hunt Transport Services, Inc.	144,360	16,044,170

	Shares	Value

Water Utilities–0.21%

American Water Works Co., Inc.	179,376	$16,423,667
Total Common Stocks & Other Equity Interests (Cost $5,400,955,471)		7,909,890,490

Money Market Funds–1.14%

Invesco Government & Agency Portfolio – Institutional Class, 0.98% (f)	32,089,584	32,089,584
Invesco Liquid Assets Portfolio –Institutional Class, 0.88% (f)	22,916,519	22,921,102
Invesco Treasury Portfolio – Institutional Class, 0.98% (f)	36,673,809	36,673,809
Total Money Market Funds (Cost $91,684,495)		91,684,495
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)–99.84% (Cost $5,492,639,966)		8,001,574,985

Investments Purchased with Cash Collateral from Securities on Loan–2.13%

Money Market Funds–2.13%

Invesco Government & Agency Portfolio– Institutional Class, 0.98% (Cost $170,546,063)(f)(g)	170,546,063	170,546,063
TOTAL INVESTMENTS IN SECURITIES–101.97% (Cost $5,663,186,029)		8,172,121,048
OTHER ASSETS LESS LIABILITIES–(1.97)%		(157,831,787)
NET ASSETS–100.00%		$8,014,289,261

Investment Abbreviations:

REIT     —Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at November 30, 2017.

(c)	Non-income producing security.

(d)	The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The value of this security as of November 30, 2017 represented less than 1% of the Fund’s Net Assets. See Note 3.

(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1E.

(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of November 30, 2017.

(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1D.

See accompanying notes which are an integral part of this schedule.

Invesco Equally-Weighted S&P 500 Fund

Open Futures Contracts – Equity Risk

	Number of	Expiration	Notional		Unrealized
Long Futures Contracts	Contracts	Month	Value	Value	Appreciation
E-Mini S&P 500 Index	788	December-2017	$ 104,327,260	$ 3,044,155	$ 3,044,155

See accompanying notes which are an integral part of this schedule.

Invesco Equally-Weighted S&P 500 Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2017

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco Equally-Weighted S&P 500 Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to

Invesco Equally-Weighted S&P 500 Fund

D.	Securities Lending – (continued)

counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

E.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
F.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of November 30, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the three months ended November 30, 2017, there were no material transfers between valuation levels.

Invesco Equally-Weighted S&P 500 Fund

	Level 1	Level 2	Level 3	Total
Common Stocks & Other Equity Interests	$7,909,890,490	$—	$—	$7,909,890,490
Money Market Funds	262,230,558	—	—	262,230,558
	8,172,121,048	—	—	8,172,121,048
Futures Contracts*	3,044,155	—	—	3,044,155
Total Investments	$8,175,165,203	$—	$—	$8,175,165,203
*	Unrealized appreciation.

NOTE 3 — Investments in Affiliates

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Ltd. for the three months ended November 30, 2017.

	Value 08/31/17	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value 11/30/17	Dividend Income
Invesco Ltd.	$14,195,543	$1,133,202	$(122,937)	$1,585,971	$(11,684)	$16,780,095	$134,538

Invesco Equally-Weighted S&P 500 Fund

Invesco Equity and Income Fund Quarterly Schedule of Portfolio Holdings November 30, 2017

invesco.com/us	VK-EQI-QTR-1 11/17	Invesco Advisers, Inc.

Schedule of Investments(a)

November 30, 2017

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–64.65%

Aerospace & Defense–1.06%

General Dynamics Corp.	765,241	$158,527,326

Apparel, Accessories & Luxury Goods–0.70%

Michael Kors Holdings Ltd. (b)	1,780,777	104,068,608

Asset Management & Custody Banks–1.85%

Northern Trust Corp.	1,135,779	111,056,471
State Street Corp.	1,733,524	165,291,513
		276,347,984

Automobile Manufacturers–1.26%

General Motors Co.	4,345,107	187,230,661

Biotechnology–0.47%

Amgen Inc.	397,364	69,800,960

Broadcasting–0.18%

CBS Corp. -Class B	467,480	26,206,929

Building Products–0.67%

Johnson Controls International PLC	2,665,847	100,342,481

Cable & Satellite–1.41%

Charter Communications, Inc. -Class A (b)	260,726	85,051,428
Comcast Corp. -Class A	3,327,163	124,901,699
		209,953,127

Communications Equipment–1.81%

Cisco Systems, Inc.	4,799,600	179,025,080
Juniper Networks, Inc.	3,291,866	91,382,200
		270,407,280

Data Processing & Outsourced Services–0.43%

PayPal Holdings, Inc. (b)	836,834	63,373,439

Diversified Banks–9.62%

Bank of America Corp.	16,228,630	457,160,507
Citigroup Inc.	7,792,045	588,299,397
JPMorgan Chase & Co.	3,730,059	389,865,767
		1,435,325,671

Diversified Metals & Mining–0.50%

BHP Billiton Ltd. (Australia)	3,569,204	74,189,066

Drug Retail–1.99%

CVS Health Corp.	1,706,758	130,737,663
Walgreens Boots Alliance, Inc.	2,280,579	165,934,928
		296,672,591

Electric Utilities–0.64%

FirstEnergy Corp.	1,376,476	46,992,890
PG&E Corp.	892,749	48,422,706
		95,415,596

	Shares	Value

Fertilizers & Agricultural Chemicals–0.99%

Agrium Inc. (Canada)	681,558	$74,930,486
Mosaic Co. (The)	3,021,171	73,384,244
		148,314,730

Health Care Distributors–0.81%

McKesson Corp.	821,171	121,319,804

Health Care Equipment–1.51%

Baxter International Inc.	1,482,563	97,152,354
Medtronic PLC	1,567,802	128,763,578
		225,915,932

Home Improvement Retail–0.78%

Kingfisher PLC (United Kingdom)	25,870,477	116,316,447

Hotels, Resorts & Cruise Lines–1.26%

Carnival Corp.	2,868,853	188,311,511

Industrial Machinery–0.82%

Ingersoll-Rand PLC	1,399,411	122,616,392

Insurance Brokers–2.01%

Aon PLC	923,899	129,549,118
Marsh & McLennan Cos., Inc.	847,459	71,127,234
Willis Towers Watson PLC	618,805	99,503,844
		300,180,196

Integrated Oil & Gas–3.51%

Occidental Petroleum Corp.	2,746,579	193,633,820
Royal Dutch Shell PLC -Class A (United Kingdom)	6,817,143	217,570,207
TOTAL S.A. (France)	1,992,204	112,484,613
		523,688,640

Integrated Telecommunication Services–0.64%

Orange S.A. (France)	1,386,054	23,889,395
Verizon Communications Inc.	1,415,899	72,055,100
		95,944,495

Internet Software & Services–0.88%

eBay Inc. (b)	3,765,724	130,557,651

Investment Banking & Brokerage–3.73%

Charles Schwab Corp. (The)	2,362,749	115,278,524
Goldman Sachs Group, Inc. (The)	525,595	130,158,346
Morgan Stanley	6,034,699	311,450,815
		556,887,685

IT Consulting & Other Services–0.88%

Cognizant Technology Solutions Corp. -Class A	1,810,940	130,894,743

Managed Health Care–0.73%

Anthem, Inc.	461,859	108,518,391

See accompanying notes which are an integral part of this schedule.

Invesco Equity and Income Fund

	Shares	Value

Multi-Line Insurance–1.03%

American International Group, Inc.	2,571,766	$154,203,089

Oil & Gas Equipment & Services–1.55%

Baker Hughes, a GE Co.	2,396,554	71,249,550
TechnipFMC PLC (United Kingdom)	5,600,226	160,390,473
		231,640,023

Oil & Gas Exploration & Production–4.20%

Anadarko Petroleum Corp.	2,489,642	119,726,884
Apache Corp.	4,319,089	180,667,493
Canadian Natural Resources Ltd. (Canada)	4,578,333	155,272,303
Devon Energy Corp.	4,453,835	171,606,262
		627,272,942

Other Diversified Financial Services–0.51%

Voya Financial, Inc.	1,721,216	76,077,747

Packaged Foods & Meats–0.84%

Mondelez International, Inc. -Class A	2,922,894	125,509,068

Pharmaceuticals–4.00%

Bristol-Myers Squibb Co.	1,310,488	82,809,737
Merck & Co., Inc.	2,274,447	125,708,686
Novartis AG (Switzerland)	1,329,421	113,780,492
Pfizer Inc.	4,794,019	173,831,129
Sanofi (France)	1,107,625	101,124,219
		597,254,263

Railroads–0.97%

CSX Corp.	2,588,444	144,305,753

Regional Banks–5.53%

BB&T Corp.	754,736	37,299,053
Citizens Financial Group, Inc.	6,370,242	259,268,849
Comerica Inc.	1,085,250	90,412,178
Fifth Third Bancorp	5,815,936	177,444,207
First Horizon National Corp.	4,163,475	80,729,780
PNC Financial Services Group, Inc. (The)	1,280,564	179,996,076
		825,150,143

Semiconductors–1.82%

Intel Corp.	2,811,904	126,085,775
QUALCOMM Inc.	2,188,400	145,178,456
		271,264,231

Systems Software–1.51%

Oracle Corp.	4,586,253	225,001,572

Tobacco–1.05%

Philip Morris International Inc.	1,522,115	156,397,316

Wireless Telecommunication Services–0.50%

Vodafone Group PLC -ADR (United Kingdom)	2,444,117	75,229,921
Total Common Stocks & Other Equity Interests (Cost $6,701,798,870)		9,646,634,404

	Principal Amount	Value

Bonds & Notes–18.09%

Aerospace & Defense–0.31%

BAE Systems Holdings Inc. (United Kingdom), Sr. Unsec. Gtd. Notes, 2.85%, 12/15/2020(c)	$3,091,000	$3,108,647
Northrop Grumman Corp., Sr. Unsec. Global Notes, 1.75%, 06/01/2018	32,345,000	32,320,013
Precision Castparts Corp.,
Sr. Unsec. Global Notes, 1.25%, 01/15/2018	6,465,000	6,463,538
2.50%, 01/15/2023	4,150,000	4,122,900
		46,015,098

Agricultural & Farm Machinery–0.10%

Deere & Co., Sr. Unsec. Notes, 2.60%, 06/08/2022	14,645,000	14,703,290

Agricultural Products–0.03%

Ingredion Inc., Sr. Unsec. Notes, 6.63%, 04/15/2037	3,940,000	5,078,122

Air Freight & Logistics–0.12%

FedEx Corp.,
Sr. Unsec. Gtd. Bonds, 4.90%, 01/15/2034	4,310,000	4,821,922
Sr. Unsec. Gtd. Notes, 5.10%, 01/15/2044	8,875,000	10,062,898
United Parcel Service, Inc., Sr. Unsec. Notes, 3.40%, 11/15/2046	2,608,000	2,489,768
		17,374,588

Airlines–0.14%

American Airlines Pass Through Trust, Series 2014-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 3.70%, 04/01/2028	3,754,768	3,848,637
Continental Airlines Pass Through Trust,
Series 2010-1, Class A,
Sr. Sec. First Lien Pass Through Ctfs., 4.75%, 01/12/2021 2,959,044		$3,106,049
Series 2012-1, Class A,
Sr. Sec. First Lien Pass Through Ctfs., 4.15%, 04/11/2024	4,476,466	4,711,480
Delta Air Lines Pass Through Trust, Series 2010-1, Class A, Sr. Sec. First Lien Pass Through Ctfs., 6.20%, 01/02/2020	1,293,476	1,327,753
United Airlines Pass Through Trust, Series 2014-2, Class A, Sr. Sec. First Lien Pass Through Ctfs., 3.75%, 09/03/2026	4,829,298	4,976,108
Virgin Australia Pass Through Trust (Australia), Series 2013-1, Class A, Sec. Gtd. Pass Through Ctfs., 5.00%, 04/23/2025(c)	2,994,953	3,119,992
		21,090,019

See accompanying notes which are an integral part of this schedule.

Invesco Equity and Income Fund

	Principal Amount	Value

Application Software–0.58%

Citrix Systems, Inc., Sr. Unsec. Conv. Bonds, 0.50%, 04/15/2019	$21,913,000	$28,226,683
Nuance Communications, Inc., Sr. Unsec. Conv. Bonds, 1.00%, 12/15/2022(d)	29,489,000	27,830,244
RealPage, Inc., Sr. Unsec. Conv. Notes, 1.50%, 11/15/2022(c)	6,658,000	8,430,693
Workday, Inc., Sr. Unsec. Conv. Notes, 0.25%, 10/01/2022(c)	22,666,000	22,411,007
		86,898,627

Asset Management & Custody Banks–0.14%

Apollo Management Holdings L.P., Sr. Unsec. Gtd. Notes, 4.00%, 05/30/2024(c)	4,260,000	4,372,033
Blackstone Holdings Finance Co. LLC, Sr. Unsec. Gtd. Notes, 5.00%, 06/15/2044(c)	3,975,000	4,476,200
Brookfield Asset Management Inc. (Canada), Sr. Unsec. Notes, 4.00%, 01/15/2025	4,515,000	4,647,446
Carlyle Holdings Finance LLC, Sr. Unsec. Gtd. Notes, 3.88%, 02/01/2023(c)	3,855,000	3,956,849
KKR Group Finance Co. III LLC, Sr. Unsec. Gtd. Bonds, 5.13%, 06/01/2044(c)	3,217,000	3,484,510
		20,937,038

Automobile Manufacturers–0.30%

Daimler Finance North America LLC (Germany), Sr. Unsec. Gtd. Notes, 1.88%, 01/11/2018(c)	5,220,000	5,221,490
Ford Motor Credit Co. LLC,
Sr. Unsec. Global Notes, 1.72%, 12/06/2017	14,510,000	14,510,020
3.10%, 05/04/2023	2,847,000	2,827,124
3.81%, 01/09/2024	4,473,000	4,571,478
4.13%, 08/04/2025	7,006,000	7,214,384
General Motors Co., Sr. Unsec. Global Notes, 6.60%, 04/01/2036	4,317,000	5,182,813
General Motors Financial Co., Inc., Sr. Unsec. Gtd. Global Notes, 5.25%, 03/01/2026	5,467,000	5,946,245
		45,473,554

Automotive Retail–0.10%

Advance Auto Parts, Inc.,
Sr. Unsec. Gtd. Notes, 4.50%, 12/01/2023	6,415,000	6,730,549
5.75%, 05/01/2020	7,393,000	7,885,465
		14,616,014

Biotechnology–0.55%

AbbVie Inc., Sr. Unsec. Global Notes, 4.50%, 05/14/2035	7,233,000	7,757,036
BioMarin Pharmaceutical Inc., Sr. Unsec. Sub. Conv. Notes, 1.50%, 10/15/2020	23,901,000	27,725,160

	Principal Amount	Value

Biotechnology–(continued)

Celgene Corp.,
Sr. Unsec. Global Notes, 4.00%, 08/15/2023	$4,735,000	$4,970,767
4.63%, 05/15/2044	13,875,000	14,409,133
Gilead Sciences, Inc., Sr. Unsec. Global Notes, 4.40%, 12/01/2021	4,988,000	5,333,563
Neurocrine Biosciences, Inc., Sr. Unsec. Conv. Notes, 2.25%, 05/15/2024(c)	17,930,000	22,031,487
		82,227,146

Brewers–0.38%

Anheuser-Busch InBev Finance, Inc. (Belgium),
Sr. Unsec. Gtd. Global Notes, 2.65%, 02/01/2021	6,754,000	6,809,285
3.30%, 02/01/2023	6,427,000	6,597,151
4.70%, 02/01/2036	10,870,000	12,072,082
4.90%, 02/01/2046	12,141,000	13,736,352
Heineken NV (Netherlands), Sr. Unsec. Notes, 3.50%, 01/29/2028(c)	9,734,000	9,943,649
Molson Coors Brewing Co.,
Sr. Unsec. Gtd. Global Notes, 1.45%, 07/15/2019	3,501,000	3,462,640
4.20%, 07/15/2046	4,057,000	4,032,963
		56,654,122

Broadcasting–0.81%

Liberty Interactive LLC, Sr. Unsec. Conv. Deb., 1.75%, 10/05/2023(c)(d)	22,928,000	25,879,980
Liberty Media Corp.,
Sr. Unsec. Conv. Notes, 1.00%, 01/30/2023(c)	5,397,000	6,274,012
1.38%, 10/15/2023	61,171,000	72,310,239
Sr. Unsec. Conv. Deb., 2.25%, 10/05/2021(d)	14,987,000	15,689,516
		120,153,747

Cable & Satellite–0.54%

Charter Communications Operating, LLC/Charter Communications Operating Capital Corp., Sr. Sec. Gtd. First Lien Global Notes, 4.46%, 07/23/2022	10,845,000	11,315,653
Comcast Corp.,
Sr. Unsec. Gtd. Global Notes, 5.70%, 05/15/2018	4,735,000	4,818,627
Sr. Unsec. Gtd. Notes, 6.45%, 03/15/2037	2,465,000	3,280,434
DISH Network Corp., Sr. Unsec. Conv. Bonds, 3.38%, 08/15/2026	47,161,000	52,790,844
NBCUniversal Media LLC,
Sr. Unsec. Gtd. Global Notes, 5.15%, 04/30/2020	3,320,000	3,549,990
5.95%, 04/01/2041	3,365,000	4,290,017
		80,045,565

See accompanying notes which are an integral part of this schedule.

Invesco Equity and Income Fund

	Principal Amount	Value

Commodity Chemicals–0.07%

Basell Finance Co. B.V. (Netherlands), Sr. Unsec. Gtd. Deb., 8.10%, 03/15/2027(c)	$7,384,000	$9,802,949

Communications Equipment–0.57%

Ciena Corp., Sr. Unsec. Conv. Bonds, 4.00%, 12/15/2020	14,876,000	19,701,403
Finisar Corp., Sr. Unsec. Conv. Notes, 0.50%, 12/15/2021(c)(d)	10,562,000	9,769,850
Viavi Solutions Inc.,
Sr. Unsec. Conv. Deb., 0.63%, 08/15/2018(d)	34,079,000	35,868,147
Sr. Unsec. Conv. Notes, 1.00%, 03/01/2024(c)	19,034,000	19,271,925
		84,611,325

Consumer Finance–0.06%

American Express Co., Unsec. Sub. Global Notes, 3.63%, 12/05/2024	3,423,000	3,518,143
Synchrony Financial, Sr. Unsec. Global Notes, 3.95%, 12/01/2027	5,795,000	5,732,102
		9,250,245

Data Processing & Outsourced Services–0.28%

Blackhawk Network Holdings, Inc., Sr. Unsec. Conv. Bonds, 1.50%, 01/15/2022	32,533,000	33,813,987
Visa Inc., Sr. Unsec. Global Notes, 4.15%, 12/14/2035	7,245,000	7,941,515
		41,755,502

Diversified Banks–1.34%

ANZ New Zealand (Int’l) Ltd. (New Zealand), Sr. Unsec. Gtd. Notes, 2.88%, 01/25/2022(c)	3,545,000	3,556,872
Australia and New Zealand Banking Group Ltd. (Australia), Sr. Unsec. Medium-Term Global Notes, 2.30%, 06/01/2021	7,448,000	7,388,920
Bank of America Corp.,
Sr. Unsec. Global Notes, 5.75%, 12/01/2017	2,825,000	2,825,000
Sr. Unsec. Medium-Term Global Notes, 3.50%, 04/19/2026	6,710,000	6,830,775
5.65%, 05/01/2018	8,680,000	8,815,011
Sr. Unsec. Medium-Term Notes, 3.25%, 10/21/2027	5,705,000	5,645,202
BBVA Bancomer S.A. (Mexico), Sr. Unsec. Notes, 4.38%, 04/10/2024(c)	6,875,000	7,227,344
Citigroup Inc.,
Sr. Unsec. Global Notes, 3.67%, 07/24/2028	5,405,000	5,482,647
Unsec. Sub. Global Notes, 5.30%, 05/06/2044	2,765,000	3,171,907
6.68%, 09/13/2043	8,000,000	10,918,148
Unsec. Sub. Notes, 4.75%, 05/18/2046	4,145,000	4,464,348

	Principal Amount	Value

Diversified Banks–(continued)

Commonwealth Bank of Australia (Australia), Sr. Unsec. Notes, 2.25%, 03/10/2020(c)	$10,540,000	$ 10,527,653
HBOS PLC (United Kingdom), Unsec. Sub. Medium-Term Global Notes, 6.75%, 05/21/2018(c)	8,535,000	8,718,975
JPMorgan Chase & Co.,
Sr. Unsec. Global Notes, 3.20%, 06/15/2026	4,365,000	4,341,975
4.26%, 02/22/2048	5,355,000	5,663,860
Unsec. Sub. Global Notes, 4.25%, 10/01/2027	3,640,000	3,854,470
Series V, Jr. Unsec. Sub. Global Notes, 5.00% (e)	6,410,000	6,586,275
Mizuho Financial Group Cayman 3 Ltd. (Japan), Unsec. Gtd. Sub. Notes, 4.60%, 03/27/2024(c)	545,000	575,106
National Australia Bank Ltd. (Australia),
Sr. Unsec. Medium-Term Global Notes, 2.00%, 01/14/2019	10,015,000	10,012,306
Sr. Unsec. Notes, 1.88%, 07/12/2021	9,725,000	9,499,807
3.50%, 01/10/2027(c)	10,625,000	10,845,608
Société Générale S.A. (France),
Sr. Unsec. Notes, 2.63%, 09/16/2020(c)	8,565,000	8,607,251
Unsec. Sub. Notes, 5.00%, 01/17/2024(c)	7,365,000	7,857,252
Standard Chartered PLC (United Kingdom), Sr. Unsec. Notes, 3.05%, 01/15/2021(c)	7,250,000	7,336,638
Sumitomo Mitsui Banking Corp. (Japan), Sr. Unsec. Gtd. Medium-Term Global Notes, 2.65%, 07/23/2020	7,235,000	7,294,134
U.S. Bancorp, Series W, Unsec. Sub. Medium-Term Notes, 3.10%, 04/27/2026	3,245,000	3,226,893
Wells Fargo & Co.,
Sr. Unsec. Medium-Term Global Notes, 1.50%, 01/16/2018	2,070,000	2,069,726
Sr. Unsec. Medium-Term Notes, 3.55%, 09/29/2025	6,840,000	7,014,151
Unsec. Sub. Medium-Term Notes, 4.10%, 06/03/2026	4,515,000	4,699,050
4.65%, 11/04/2044	14,430,000	15,499,269
		200,556,573

Diversified Capital Markets–0.55%

Credit Suisse AG (Switzerland),
Sr. Unsec. Conv. Medium-Term Notes, 0.50%, 06/24/2024(c)	75,750,000	74,174,400
Unsec. Sub. Notes, 6.50%, 08/08/2023(c)	6,536,000	7,361,314
		81,535,714

See accompanying notes which are an integral part of this schedule.

Invesco Equity and Income Fund

	Principal Amount	Value

Diversified Chemicals–0.05%

Eastman Chemical Co., Sr. Unsec. Global Notes, 2.70%, 01/15/2020	$8,092,000	$ 8,162,955

Diversified Metals & Mining–0.02%

Rio Tinto Finance USA Ltd. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 7.13%, 07/15/2028	2,175,000	2,887,791

Diversified Support Services–0.04%

Cintas Corp. No. 2, Sr. Unsec. Gtd. Notes, 6.13%, 12/01/2017	6,115,000	6,115,000

Drug Retail–0.16%

CVS Health Corp., Sr. Unsec. Global Bonds, 3.38%, 08/12/2024	3,740,000	3,760,129
CVS Pass Through Trust, Sr. Sec. First Lien Global Pass Through Ctfs., 6.04%, 12/10/2028	7,879,670	8,742,204
Walgreens Boots Alliance Inc., Sr. Unsec. Global Notes, 3.30%, 11/18/2021	6,129,000	6,243,311
4.50%, 11/18/2034	4,519,000	4,693,624
		23,439,268

Electric Utilities–0.30%

Duke Energy Corp., Sr. Unsec. Global Notes, 2.10%, 06/15/2018	19,000,000	19,018,624
Electricite de France S.A. (France),
Jr. Unsec. Sub. Notes, 5.63% (c)(e)	6,390,000	6,644,003
Sr. Unsec. Notes, 4.60%, 01/27/2020(c)	2,150,000	2,254,398
4.88%, 01/22/2044(c)	9,110,000	9,828,992
NextEra Energy Capital Holdings Inc., Sr. Unsec. Gtd. Deb., 3.55%, 05/01/2027	5,572,000	5,693,628
Ohio Power Co., Series M, Sr. Unsec. Notes, 5.38%, 10/01/2021	1,050,000	1,161,345
PPL Electric Utilities Corp., Sr. Sec. First Mortgage Bonds, 6.25%, 05/15/2039	355,000	482,504
		45,083,494

Environmental & Facilities Services–0.03%

Waste Management, Inc., Sr. Unsec. Gtd. Global Notes, 3.90%, 03/01/2035	4,786,000	4,973,354

Fertilizers & Agricultural Chemicals–0.02%

Monsanto Co., Sr. Unsec. Global Notes, 2.13%, 07/15/2019	3,055,000	3,045,615

Financial Exchanges & Data–0.07%

Moody’s Corp., Sr. Unsec. Global Notes, 4.50%, 09/01/2022	9,185,000	9,840,163

Food Retail–0.01%

Alimentation Couche-Tard Inc. (Canada), Sr. Unsec. Gtd. Notes, 4.50%, 07/26/2047(c)	1,188,000	1,224,205

	Principal Amount	Value

Gas Utilities–0.04%

NiSource Finance Corp., Sr. Unsec. Gtd. Global Notes, 4.38%, 05/15/2047	$6,015,000	$ 6,448,476

General Merchandise Stores–0.02%

Dollar General Corp., Sr. Unsec. Global Notes, 3.25%, 04/15/2023	3,650,000	3,700,167

Health Care Distributors–0.07%

McKesson Corp., Sr. Unsec. Global Notes, 2.28%, 03/15/2019	11,085,000	11,100,889

Health Care Equipment–0.86%

Becton, Dickinson and Co.,
Sr. Unsec. Global Notes, 4.88%, 05/15/2044	7,465,000	7,829,007
Sr. Unsec. Notes, 2.68%, 12/15/2019	2,786,000	2,799,998
DexCom, Inc., Sr. Unsec. Conv. Notes, 0.75%, 05/15/2022(c)	25,054,000	23,863,935
Edwards Lifesciences Corp., Sr. Unsec. Global Notes, 2.88%, 10/15/2018	7,055,000	7,108,606
Insulet Corp., Sr. Unsec. Conv. Notes, 1.38%, 11/15/2024(c)	4,536,000	4,657,905
Medtronic, Inc.,
Sr. Unsec. Gtd. Global Notes, 3.15%, 03/15/2022	10,944,000	11,239,492
4.38%, 03/15/2035	3,635,000	3,998,512
4.63%, 03/15/2044	5,490,000	6,127,681
NuVasive, Inc., Sr. Unsec. Conv. Bonds, 2.25%, 03/15/2021	20,477,000	23,842,907
Wright Medical Group N.V., Sr. Unsec. Conv. Bonds, 2.25%, 11/15/2021	9,978,000	12,909,038
Wright Medical Group, Inc., Sr. Unsec. Gtd. Conv. Bonds, 2.00%, 02/15/2020	22,224,000	23,474,100
		127,851,181

Health Care REIT’s–0.08%

HCP, Inc.,
Sr. Unsec. Global Notes, 3.88%, 08/15/2024	5,085,000	5,215,606
4.20%, 03/01/2024	4,690,000	4,904,747
Ventas Realty L.P., Sr. Unsec. Gtd. Notes, 5.70%, 09/30/2043	2,080,000	2,515,601
		12,635,954

Health Care Services–0.10%

Express Scripts Holding Co., Sr. Unsec. Gtd. Global Notes, 2.25%, 06/15/2019	5,685,000	5,681,681
Laboratory Corp. of America Holdings,
Sr. Unsec. Notes, 3.20%, 02/01/2022	6,132,000	6,262,109
4.70%, 02/01/2045	2,694,000	2,843,271
		14,787,061

See accompanying notes which are an integral part of this schedule.

Invesco Equity and Income Fund

	Principal Amount	Value

Home Improvement Retail–0.05%

Home Depot, Inc. (The), Sr. Unsec. Global Notes, 2.00%, 04/01/2021	$6,883,000	$6,829,219

Homebuilding–0.07%

MDC Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 01/15/2043	10,130,000	10,079,350

Hotel and Resort REIT’s–0.03%

Hospitality Properties Trust,
Sr. Unsec. Notes, 4.50%, 06/15/2023	2,765,000	2,904,026
5.00%, 08/15/2022	1,310,000	1,403,647
		4,307,673

Housewares & Specialties–0.04%

Tupperware Brands Corp., Sr. Unsec. Gtd. Global Notes, 4.75%, 06/01/2021	5,638,000	5,976,685

Insurance Brokers–0.02%

Willis North America, Inc., Sr. Unsec. Gtd. Global Notes, 3.60%, 05/15/2024	2,470,000	2,517,544

Integrated Oil & Gas–0.33%

Chevron Corp.,
Sr. Unsec. Global Notes, 1.37%, 03/02/2018	14,553,000	14,552,184
1.72%, 06/24/2018	5,275,000	5,276,299
Husky Energy Inc. (Canada), Sr. Unsec. Global Notes, 3.95%, 04/15/2022	3,630,000	3,762,043
Occidental Petroleum Corp., Sr. Unsec. Global Notes, 3.40%, 04/15/2026	4,005,000	4,111,944
Petróleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 4.88%, 01/24/2022	7,430,000	7,786,566
Shell International Finance B.V. (Netherlands), Sr. Unsec. Gtd. Global Notes, 4.00%, 05/10/2046	9,844,000	10,092,654
Suncor Energy Inc. (Canada), Sr. Unsec. Notes, 3.60%, 12/01/2024	3,379,000	3,477,546
		49,059,236

Integrated Telecommunication Services–0.61%

AT&T Inc.,
Sr. Unsec. Global Notes, 3.00%, 06/30/2022	5,334,000	5,331,501
3.40%, 05/15/2025	2,967,000	2,910,521
3.80%, 03/15/2022	3,340,000	3,458,270
4.50%, 05/15/2035	4,755,000	4,641,919
4.80%, 06/15/2044	10,275,000	10,005,642
4.90%, 08/14/2037	19,570,000	19,552,217
5.15%, 03/15/2042	1,370,000	1,395,968
5.35%, 09/01/2040	2,077,000	2,176,254
6.15%, 09/15/2034	3,675,000	4,243,808
Telefónica Emisiones, S.A.U. (Spain),
Sr. Unsec. Gtd. Global Notes, 5.21%, 03/08/2047	6,725,000	7,412,949
7.05%, 06/20/2036	3,600,000	4,760,122

	Principal Amount	Value

Integrated Telecommunication Services–(continued)

Verizon Communications Inc.,
Sr. Unsec. Global Notes, 4.13%, 08/15/2046	$857,000	$780,899
4.40%, 11/01/2034	3,285,000	3,309,942
4.52%, 09/15/2048	9,984,000	9,688,552
4.81%, 03/15/2039	5,062,000	5,222,775
5.01%, 08/21/2054	6,727,000	6,824,042
		91,715,381

Internet & Direct Marketing Retail–0.38%

Ctrip.com International, Ltd. (China), Sr. Unsec. Conv. Bonds, 1.25%, 09/15/2019(d)	30,912,000	31,955,280
Liberty Expedia Holdings, Inc., Sr. Unsec. Conv. Deb., 1.00%, 07/05/2022(c)(d)	15,152,000	15,284,580
QVC, Inc., Sr. Sec. Gtd. First Lien Global Notes, 5.45%, 08/15/2034	8,810,000	8,763,657
		56,003,517

Internet Software & Services–0.12%

eBay Inc., Sr. Unsec. Global Notes, 2.50%, 03/09/2018	18,235,000	18,264,679

Investment Banking & Brokerage–1.43%

Goldman Sachs Group, Inc. (The),
Sr. Unsec. Global Notes, 4.02%, 10/31/2038	5,325,000	5,434,458
5.25%, 07/27/2021	5,510,000	5,994,401
Unsec. Sub. Notes, 4.25%, 10/21/2025	5,807,000	6,074,685
Series 0000, Sr. Unsec. Exchangeable Basket-Linked Conv. Medium-Term Notes, 1.00%, 09/28/2020(c)(f)	59,890,000	96,170,164
GS Finance Corp., Series 0001, Sr. Unsec. Conv. Medium-Term Notes, 0.25%, 07/08/2024	56,790,000	58,263,700
Jefferies Group LLC, Sr. Unsec. Conv. Deb., 3.88%, 11/01/2019(d)	33,155,000	33,527,994
Morgan Stanley, Sr. Unsec. Medium-Term Global Notes, 4.00%, 07/23/2025	6,870,000	7,199,908
		212,665,310

IT Consulting & Other Services–0.03%

DXC Technology Co., Sr. Unsec. Global Notes, 4.45%, 09/18/2022	4,954,000	5,173,679

Life & Health Insurance–0.67%

Athene Global Funding,
Sec. Notes, 2.88%, 10/23/2018(c)	6,568,000	6,611,353
4.00%, 01/25/2022(c)	12,280,000	12,675,744

See accompanying notes which are an integral part of this schedule.

Invesco Equity and Income Fund

	Principal Amount	Value

Life & Health Insurance–(continued)

Jackson National Life Global Funding,
Sr. Sec. Notes, 2.10%, 10/25/2021(c)	$5,295,000	$5,187,373
3.25%, 01/30/2024(c)	4,885,000	4,939,831
Metropolitan Life Global Funding I, Sec. Notes, 2.05%, 06/12/2020(c)	5,740,000	5,706,864
Nationwide Financial Services Inc., Sr. Unsec. Notes, 5.30%, 11/18/2044(c)	9,220,000	10,733,504
Prudential Financial, Inc.,
Jr. Unsec. Sub. Global Notes,
8.88%, 06/15/2068	18,455,000	19,147,063
Sr. Unsec. Medium-Term Notes, 5.10%, 08/15/2043	4,010,000	4,754,510
Series D, Sr. Unsec. Medium-Term Notes, 6.00%, 12/01/2017	15,764,000	15,764,000
6.63%, 12/01/2037	3,475,000	4,828,380
Reliance Standard Life Global Funding II, Sr. Sec. First Lien Notes, 3.05%, 01/20/2021(c)	4,985,000	5,033,482
Teachers Insurance and Annuity Association of America, Unsec. Sub. Notes, 4.27%, 05/15/2047(c)	4,869,000	5,048,250
		100,430,354

Movies & Entertainment–0.11%

Live Nation Entertainment, Inc., Sr. Unsec. Conv. Bonds, 2.50%, 05/15/2019	12,111,000	16,516,376

Multi-Line Insurance–0.11%

American Financial Group, Inc., Sr. Unsec. Notes, 4.50%, 06/15/2047	5,075,000	5,177,973
American International Group, Inc.,
Sr. Unsec. Global Notes, 2.30%, 07/16/2019	3,855,000	3,858,103
4.38%, 01/15/2055	7,405,000	7,343,807
		16,379,883

Office REIT’s–0.06%

Government Properties Income Trust, Sr. Unsec. Global Notes, 4.00%, 07/15/2022	7,200,000	7,258,001
Highwoods Realty L.P., Sr. Unsec. Notes, 3.20%, 06/15/2021	1,650,000	1,662,995
		8,920,996

Office Services & Supplies–0.03%

Pitney Bowes Inc., Sr. Unsec. Global Notes, 4.63%, 03/15/2024	5,065,000	4,596,488

Oil & Gas Drilling–0.17%

Ensco Jersey Finance Ltd., Sr. Unsec. Gtd. Conv. Notes, 3.00%, 01/31/2024(c)	19,995,000	16,695,825

	Principal Amount	Value

Oil & Gas Drilling–(continued)

Nabors Industries Inc., Sr. Unsec. Gtd. Conv. Notes, 0.75%, 01/15/2024(c)	$10,882,000	$8,107,090
		24,802,915

Oil & Gas Equipment & Services–0.27%

Helix Energy Solutions Group, Inc., Sr. Unsec. Conv. Notes, 4.25%, 05/01/2022	10,666,000	10,372,685
Weatherford International Ltd., Sr. Unsec. Gtd. Conv. Notes, 5.88%, 07/01/2021	30,170,000	30,301,994
		40,674,679

Oil & Gas Exploration & Production–0.44%

Anadarko Petroleum Corp., Sr. Unsec. Notes, 6.60%, 03/15/2046	4,830,000	6,074,504
Chesapeake Energy Corp., Sr. Unsec. Gtd. Conv. Notes, 5.50%, 09/15/2026(c)	10,145,000	9,352,422
Concho Resources Inc.,
Sr. Unsec. Gtd. Global Notes, 3.75%, 10/01/2027	4,823,000	4,859,528
4.88%, 10/01/2047	5,328,000	5,655,884
ConocoPhillips Co.,
Sr. Unsec. Gtd. Global Notes, 2.88%, 11/15/2021	8,738,000	8,839,576
4.15%, 11/15/2034	9,367,000	9,828,485
Enterprise Products Operating LLC,
Sr. Unsec. Gtd. Global Bonds, 6.45%, 09/01/2040	555,000	705,562
Sr. Unsec. Gtd. Global Notes, 5.25%, 01/31/2020	2,889,000	3,062,311
Sr. Unsec. Gtd. Notes, 2.55%, 10/15/2019	3,770,000	3,784,951
Series N, Sr. Unsec. Gtd. Notes, 6.50%, 01/31/2019	4,420,000	4,630,403
Noble Energy, Inc., Sr. Unsec. Global Notes, 5.25%, 11/15/2043	7,940,000	8,575,531
		65,369,157

Oil & Gas Storage & Transportation–0.59%

Andeavor Logistics LP/ Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.20%, 12/01/2047	4,113,000	4,137,367
Enable Midstream Partners, LP, Sr. Unsec. Global Notes, 2.40%, 05/15/2019	4,395,000	4,372,003
Enbridge Inc. (Canada), Sr. Unsec. Global Notes, 5.50%, 12/01/2046	4,308,000	4,983,202
Energy Transfer, LP, Sr. Unsec. Notes, 4.90%, 03/15/2035	3,640,000	3,558,150
Kinder Morgan Inc., Sr. Unsec. Gtd. Notes, 5.30%, 12/01/2034	4,203,000	4,456,943

See accompanying notes which are an integral part of this schedule.

Invesco Equity and Income Fund

	Principal Amount	Value

Oil & Gas Storage & Transportation–(continued)

MPLX LP,
Sr. Unsec. Global Bonds, 4.50%, 07/15/2023	$18,525,000	$19,628,066
Sr. Unsec. Global Notes, 5.50%, 02/15/2023	7,610,000	7,838,613
Plains All American Pipeline L.P./PAA Finance Corp., Sr. Unsec. Global Notes, 3.65%, 06/01/2022	4,275,000	4,305,149
Spectra Energy Partners, L.P., Sr. Unsec. Global Notes, 4.50%, 03/15/2045	5,468,000	5,538,861
Sunoco Logistics Partners Operations L.P.,
Sr. Unsec. Gtd. Notes, 5.30%, 04/01/2044	8,165,000	7,986,452
5.50%, 02/15/2020	5,405,000	5,727,604
Texas Eastern Transmission L.P., Sr. Unsec. Notes, 7.00%, 07/15/2032	3,835,000	4,897,553
Western Gas Partners, LP, Sr. Unsec. Notes, 5.45%, 04/01/2044	9,710,000	10,160,588
		87,590,551

Other Diversified Financial Services–0.32%

ERAC USA Finance LLC, Sr. Unsec. Gtd. Notes, 2.35%, 10/15/2019(c)	9,335,000	9,314,447
MassMutual Global Funding II,
Sec. Notes, 2.00%, 04/15/2021(c)	10,205,000	10,043,543
Sr. Sec. Notes, 2.10%, 08/02/2018(c)	25,000,000	25,056,857
SMBC Aviation Capital Finance DAC (Ireland), Sr. Unsec. Gtd. Notes, 2.65%, 07/15/2021(c)	3,225,000	3,179,078
		47,593,925

Packaged Foods & Meats–0.06%

General Mills, Inc., Sr. Unsec. Global Notes, 2.20%, 10/21/2019	8,595,000	8,604,116
Mead Johnson Nutrition Co. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 4.13%, 11/15/2025	648,000	689,474
		9,293,590

Paper Packaging–0.10%

International Paper Co., Sr. Unsec. Global Notes, 6.00%, 11/15/2041	2,855,000	3,540,914
Packaging Corp. of America, Sr. Unsec. Global Notes, 4.50%, 11/01/2023	11,003,000	11,888,758
		15,429,672

Pharmaceuticals–0.38%

Allergan Funding SCS, Sr. Unsec. Gtd. Global Notes, 4.85%, 06/15/2044	9,265,000	9,813,160
Bayer US Finance LLC (Germany), Sr. Unsec. Gtd. Notes, 3.00%, 10/08/2021(c)	6,079,000	6,152,724

	Principal Amount	Value

Pharmaceuticals–(continued)

Jazz Investments I Ltd., Sr. Unsec. Gtd. Conv. Bonds, 1.88%, 08/15/2021	$14,556,000	$14,819,828
Medicines Co. (The), Sr. Unsec. Conv. Bonds, 2.75%, 07/15/2023	9,593,000	9,017,420
Mylan N.V., Sr. Unsec. Gtd. Global Notes, 3.15%, 06/15/2021	4,535,000	4,563,769
Pacira Pharmaceuticals, Inc., Sr. Unsec. Conv. Notes, 2.38%, 04/01/2022(c)	7,610,000	7,995,256
Perrigo Finance Unlimited Co., Sr. Unsec. Gtd. Global Notes, 3.50%, 03/15/2021	520,000	528,674
Zoetis Inc., Sr. Unsec. Global Notes, 4.70%, 02/01/2043	4,101,000	4,491,561
		57,382,392

Property & Casualty Insurance–0.33%

Allstate Corp. (The), Sr. Unsec. Bonds, 3.28%, 12/15/2026	3,260,000	3,305,145
CNA Financial Corp., Sr. Unsec. Global Bonds, 5.88%, 08/15/2020	4,915,000	5,317,280
Liberty Mutual Group Inc., Sr. Unsec. Gtd. Bonds, 4.85%, 08/01/2044(c)	9,030,000	9,938,906
Markel Corp., Sr. Unsec. Notes, 5.00%, 03/30/2043	4,185,000	4,621,409
Old Republic International Corp., Sr. Unsec. Conv. Notes, 3.75%, 03/15/2018	9,510,000	12,886,050
Travelers Cos., Inc. (The), Sr. Unsec. Global Notes, 4.60%, 08/01/2043	6,455,000	7,282,277
WR Berkley Corp., Sr. Unsec. Global Notes, 4.63%, 03/15/2022	5,040,000	5,384,717
		48,735,784

Railroads–0.17%

Burlington Northern Santa Fe, LLC, Sr. Unsec. Deb., 5.15%, 09/01/2043	9,530,000	11,524,280
CSX Corp., Sr. Unsec. Notes, 5.50%, 04/15/2041	1,660,000	2,023,427
Union Pacific Corp.,
Sr. Unsec. Notes, 4.15%, 01/15/2045	4,410,000	4,710,292
4.85%, 06/15/2044	5,560,000	6,432,397
		24,690,396

Regional Banks–0.06%

Citizens Financial Group, Inc., Sr. Unsec. Global Notes, 2.38%, 07/28/2021	4,700,000	4,649,931
SunTrust Banks, Inc., Unsec. Sub. Global Notes, 3.30%, 05/15/2026	4,670,000	4,614,280
		9,264,211

See accompanying notes which are an integral part of this schedule.

Invesco Equity and Income Fund

	Principal Amount	Value

Reinsurance–0.05%

Reinsurance Group of America, Inc., Sr. Unsec. Medium-Term Notes, 4.70%, 09/15/2023	$7,510,000	$8,074,063

Renewable Electricity–0.04%

Oglethorpe Power Corp., Sr. Sec. First Mortgage Bonds, 4.55%, 06/01/2044	5,806,000	6,056,356

Semiconductors–0.67%

Broadcom Corp./Broadcom Cayman Finance Ltd., Sr. Unsec. Gtd. Notes, 3.63%, 01/15/2024(c)	14,575,000	14,448,533
Intel Corp., Sr. Unsec. Global Notes, 1.35%, 12/15/2017	8,126,000	8,125,593
Microchip Technology Inc., Sr. Unsec. Sub. Conv. Notes, 1.63%, 02/15/2027(c)	20,600,000	24,089,125
Micron Technology, Inc., Series G, Sr. Unsec. Conv. Global Bonds, 3.00%, 11/15/2028(d)	15,332,000	22,815,932
ON Semiconductor Corp., Sr. Unsec. Gtd. Conv. Bonds, 1.00%, 12/01/2020	17,148,000	21,284,955
Silicon Laboratories Inc., Sr. Unsec. Conv. Notes, 1.38%, 03/01/2022(c)	5,936,000	6,963,670
Texas Instruments Inc., Sr. Unsec. Notes, 2.63%, 05/15/2024	2,275,000	2,256,534
		99,984,342

Specialized Finance–0.36%

AerCap Ireland Capital DAC/AerCap Global Aviation Trust (Netherlands), Sr. Unsec. Gtd. Global Notes, 3.95%, 02/01/2022	4,189,000	4,335,217
Air Lease Corp.,
Sr. Unsec. Global Notes, 2.63%, 09/04/2018	11,615,000	11,655,740
3.00%, 09/15/2023	6,731,000	6,698,875
4.25%, 09/15/2024	4,355,000	4,584,872
Aviation Capital Group Corp.,
Sr. Unsec. Notes, 2.88%, 09/17/2018(c)	12,280,000	12,335,244
2.88%, 01/20/2022(c)	6,230,000	6,221,416
4.88%, 10/01/2025(c)	7,745,000	8,451,156
		54,282,520

Specialized REIT’s–0.27%

Crown Castle International Corp., Sr. Unsec. Global Notes, 4.75%, 05/15/2047	470,000	488,770
Crown Castle Towers LLC,
Sr. Sec. Gtd. First Lien Notes, 4.88%, 08/15/2020(c)	5,425,000	5,711,284
6.11%, 01/15/2020(c)	6,300,000	6,674,153
EPR Properties, Sr. Unsec. Gtd. Global Notes, 4.75%, 12/15/2026	21,780,000	22,457,554

	Principal Amount	Value

Specialized REIT’s–(continued)

Life Storage, Inc., Sr. Unsec. Gtd. Global Notes, 3.50%, 07/01/2026	$4,667,000	$4,520,516
		39,852,277

Specialty Chemicals–0.01%

Sherwin-Williams Co. (The), Sr. Unsec. Global Notes, 4.50%, 06/01/2047	1,665,000	1,759,033

Systems Software–0.31%

FireEye, Inc.,
Series A, Sr. Unsec. Conv. Bonds, 1.00%, 06/01/2020(d)	11,739,000	11,100,692
Series B, Sr. Unsec. Conv. Bonds, 1.63%, 06/01/2022(d)	11,739,000	10,924,607
Microsoft Corp., Sr. Unsec. Global Notes, 3.50%, 02/12/2035	4,259,000	4,358,064
Oracle Corp.,
Sr. Unsec. Global Notes, 1.90%, 09/15/2021	13,245,000	13,051,296
4.30%, 07/08/2034	6,045,000	6,604,750
		46,039,409

Technology Distributors–0.05%

Avnet, Inc., Sr. Unsec. Global Notes, 4.63%, 04/15/2026	7,645,000	7,963,676

Technology Hardware, Storage & Peripherals–0.30%

Apple Inc.,
Sr. Unsec. Global Notes, 2.15%, 02/09/2022	7,303,000	7,231,061
3.35%, 02/09/2027	3,495,000	3,574,627
Dell International LLC/EMC Corp.,
Sr. Sec. Gtd. First Lien Notes, 5.45%, 06/15/2023(c)	7,237,000	7,814,743
8.35%, 07/15/2046(c)	278,000	349,905
SanDisk Corp., Sr. Unsec. Gtd. Conv. Bonds, 0.50%, 10/15/2020	24,327,000	22,921,726
Seagate HDD Cayman, Sr. Unsec. Gtd. Global Bonds, 5.75%, 12/01/2034	3,007,000	2,881,315
		44,773,377

Tobacco–0.12%

Philip Morris International Inc.,
Sr. Unsec. Global Notes, 3.60%, 11/15/2023	3,940,000	4,091,564
4.88%, 11/15/2043	11,740,000	13,178,434
		17,269,998

Wireless Telecommunication Services–0.09%

América Móvil, S.A.B. de C.V. (Mexico), Sr. Unsec. Global Notes, 4.38%, 07/16/2042	6,610,000	6,909,135

See accompanying notes which are an integral part of this schedule.

Invesco Equity and Income Fund

	Principal Amount	Value

Wireless Telecommunication Services–(continued)

Rogers Communications Inc. (Canada), Sr. Unsec. Gtd. Global Notes, 4.50%, 03/15/2043	$6,080,000	$6,391,036
		13,300,171
Total Bonds & Notes (Cost $2,538,586,447)		2,699,693,675

U.S. Treasury Securities–10.01%

U.S. Treasury Bills–0.01%

1.11%, 02/01/2018(g)(h)	1,140,000	1,137,786

U.S. Treasury Notes–9.33%

1.25%, 01/31/2019	184,665,000	183,702,009
3.63%, 08/15/2019	58,350,000	60,172,300
1.50%, 10/31/2019	386,861,000	384,760,461
3.38%, 11/15/2019	10,000,000	10,305,664
1.75%, 11/15/2020	107,550,000	107,094,171
2.00%, 10/31/2022	418,045,600	415,416,469
2.25%, 10/31/2024	101,818,200	101,422,463
2.25%, 11/15/2027	131,154,700	129,215,552
		1,392,089,089

U.S. Treasury Bonds–0.67%

4.50%, 02/15/2036	5,000,000	6,397,461
2.75%, 08/15/2047	95,673,900	93,941,676
		100,339,137
Total U.S. Treasury Securities (Cost $1,496,858,148)		1,493,566,012

	Shares

Preferred Stocks–0.52%

Asset Management & Custody Banks–0.21%

AMG Capital Trust II, $2.58 Conv. Pfd.	483,000	30,761,062

Diversified Banks–0.03%

Wells Fargo & Co., Series Q, 5.85% Pfd.	142,800	3,895,584

Oil & Gas Storage & Transportation–0.28%

El Paso Energy Capital Trust I, $2.38 Conv. Pfd.	875,900	42,060,718
Total Preferred Stocks (Cost $63,824,605)		76,717,364

	Principal Amount

U.S. Government Sponsored Agency Securities–0.36%

Federal Home Loan Mortgage Corp. (FHLMC)–0.30%

Unsec. Global Notes, 4.88%, 06/13/2018	$33,680,000	34,276,978
6.75%, 03/15/2031	7,000,000	10,015,838
		44,292,816

	Principal Amount	Value

Federal National Mortgage Association (FNMA)–0.06%

Unsec. Global Notes, 6.63%, 11/15/2030	$6,315,000	$8,908,185
Total U.S. Government Sponsored Agency Securities (Cost $55,447,058)		53,201,001

Municipal Obligations–0.06%

Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project J); Series 2010 A, Taxable Build America RB, 6.64%, 04/01/2057	2,600,000	3,293,472
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4 Project M); Series 2010 A, Taxable Build America RB, 6.66%, 04/01/2057	4,980,000	6,250,697
Total Municipal Obligations (Cost $7,640,528)		9,544,169

U.S. Government Sponsored Agency Mortgage-Backed Securities–0.00%

Federal Home Loan Mortgage Corp. (FHLMC)–0.00%

Pass Through Ctfs., 6.50%, 05/01/2029	1	1
5.50%, 02/01/2037	25	28
		29

Federal National Mortgage Association (FNMA)–0.00%

Pass Through Ctfs., 7.00%, 07/01/2018 to 07/01/2032	12,158	12,246
5.50%, 03/01/2021	42	44
8.00%, 08/01/2021	269	271
		12,561

Government National Mortgage Association (GNMA)–0.00%

Pass Through Ctfs., 8.00%, 06/15/2026 to 01/20/2031	24,336	25,902
7.50%, 12/20/2030	1,406	1,663
		27,565
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $38,879)		40,155

	Shares

Money Market Funds–5.98%

Invesco Government & Agency Portfolio – Institutional Class, 0.98% (i)	535,585,755	535,585,755
Invesco Treasury Portfolio – Institutional Class, 0.98% (i)	357,057,176	357,057,171
Total Money Market Funds (Cost $892,642,926)		892,642,926
TOTAL INVESTMENTS IN SECURITIES–99.67% (Cost $11,756,837,461)		14,872,039,706
OTHER ASSETS LESS LIABILITIES–0.33%		49,533,096
NET ASSETS–100.00%		$14,921,572,802

See accompanying notes which are an integral part of this schedule.

Invesco Equity and Income Fund

Investment Abbreviations:
ADR	—American Depositary Receipt
Conv.	—Convertible
Ctfs.	—Certificates
Deb.	—Debentures
Gtd.	—Guaranteed
Jr.	—Junior
Pfd.	—Preferred
RB	—Revenue Bonds
REIT	—Real Estate Investment Trust
Sec.	—Secured
Sr.	—Senior
Sub.	—Subordinated
Unsec.	—Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at November 30, 2017 was $723,103,646, which represented 4.85% of the Fund’s Net Assets.

(d)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.

(e)	Perpetual bond with no specified maturity date.

(f)	Exchangeable for a basket of five common shares.

(g)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(h)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1F.

(i)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of November 30, 2017.

Open Futures Contracts
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
U.S. Treasury 5 Year Notes	353	March-2018	$(41,069,344)	$162,345	$162,345
U.S. Treasury 10 Year Notes	685	March-2018	(84,972,109)	571,001	571,001
Total Futures Contracts— Interest Rate Risk				$733,346	$733,346

See accompanying notes which are an integral part of this schedule.

Invesco Equity and Income Fund

Open Forward Foreign Currency Contracts
						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)
12/15/2017	Bank of New York Mellon (The)	AUD	38,480,481	USD	29,368,688	$261,475
12/15/2017	Bank of New York Mellon (The)	CAD	80,246,732	USD	62,681,153	471,780
12/15/2017	State Street Bank and Trust Co.	AUD	38,480,481	USD	29,361,184	253,971
12/15/2017	State Street Bank and Trust Co.	CAD	80,246,731	USD	62,692,269	482,897
Subtotal						1,470,123
12/15/2017	Bank of New York Mellon (The)	CHF	41,677,348	USD	41,811,899	(614,552)
12/15/2017	Bank of New York Mellon (The)	EUR	76,798,852	USD	89,049,190	(2,465,742)
12/15/2017	Bank of New York Mellon (The)	GBP	112,155,882	USD	147,224,447	(4,580,222)
12/15/2017	State Street Bank and Trust Co.	CHF	41,677,348	USD	41,788,506	(637,945)
12/15/2017	State Street Bank and Trust Co.	EUR	76,798,852	USD	89,025,997	(2,488,936)
12/15/2017	State Street Bank and Trust Co.	GBP	115,895,564	USD	152,142,720	(4,723,664)
Subtotal						(15,511,061)
Total Forward Foreign Currency Contracts—Currency Risk						$(14,040,938)

Abbreviations:

AUD	—	Australian Dollar	EUR	—	Euro

CAD	—	Canadian Dollar	GBP	—	British Pound Sterling

CHF	—	Swiss Franc	USD	—	U.S. Dollar

See accompanying notes which are an integral part of this schedule.

Invesco Equity and Income Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2017

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco Equity and Income Fund

A.    Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind income received in the form of securities in-lieu of cash is recorded as interest income. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.    Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

Invesco Equity and Income Fund

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
G.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Invesco Equity and Income Fund

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1	–	Prices are determined using quoted prices in an active market for identical assets.
Level 2	–	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3	–	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of November 30, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the three months ended November 30, 2017, there were transfers from Level 1 to Level 2 of $520,560,333 and from Level 2 to Level 1 of $23,889,395, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Common Stocks & Other Equity Interests	$9,024,949,852	$621,684,552	$—	$9,646,634,404
Bonds & Notes	—	2,699,693,675	—	2,699,693,675
U.S. Treasury Securities	—	1,493,566,012	—	1,493,566,012
Preferred Stocks	45,956,302	30,761,062	—	76,717,364
U.S. Government Sponsored Agency Securities	—	53,201,001	—	53,201,001
Municipal Obligations	—	9,544,169	—	9,544,169
U.S. Government Sponsored Agency Mortgage-Backed Securities	—	40,155	—	40,155
Money Market Funds	892,642,926	—	—	892,642,926
	9,963,549,080	4,908,490,626	—	14,872,039,706
Forward Foreign Currency Contracts*	—	(14,040,938)	—	(14,040,938)
Futures Contracts*	733,346	—	—	733,346
Total Investments	$9,964,282,426	$4,894,449,688	$—	$14,858,732,114
*	Unrealized appreciation (depreciation).

Invesco Equity and Income Fund

Invesco Floating Rate Fund Quarterly Schedule of Portfolio Holdings November 30, 2017

invesco.com/us	FLR-QTR-1	11/17	Invesco Advisers, Inc.

Schedule of Investments

November 30, 2017

(Unaudited)

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Variable Rate Senior Loan Interests–94.28% (b)(c)

Aerospace & Defense–2.28%

Booz Allen Hamilton Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	3.50%	06/30/2023		$1,385	$1,392,362
CEP IV Investment 16 S.a.r.l., Term Loan B(d)	—	10/02/2024	EUR	500	603,085
Consolidated Aerospace Manufacturing, LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	5.10%	08/11/2022		3,157	3,140,857
DAE Aviation Holdings, Inc., Term Loan (1 mo. USD LIBOR + 3.75%)	5.10%	07/07/2022		860	866,924
Greenrock Finance, Inc., Term Loan B (2 mo. USD LIBOR + 3.50%)	4.83%	06/28/2024		3,858	3,883,843
IAP Worldwide Services, Revolver Loan(Acquired 07/22/2014; Cost $789,017)(e)(f)	0.00%	07/18/2018		789	789,017
Revolver Loan (3 mo. USD LIBOR + 5.50%) (Acquired 07/22/2014; Cost $87,669)(e)	7.00%	07/18/2018		88	87,669
Second Lien Term Loan (3 mo. USD LIBOR + 6.50%)	8.00%	07/18/2019		1,003	987,463
Leidos Innovations Corp., Term Loan B (1 mo. USD LIBOR + 2.00%)	3.38%	08/16/2023		3,021	3,050,425
Maxar Technologies Ltd. (Canada), Term Loan B (3 mo. USD LIBOR + 2.75%)	4.10%	10/05/2024		4,768	4,795,240
Peraton Corp., Term Loan (1 mo. USD LIBOR + 5.25%)	6.60%	04/29/2024		2,558	2,589,907
TransDigm Inc., Term Loan E (1 mo. USD LIBOR + 2.75%)	4.10%	05/14/2022		9,325	9,360,132
Term Loan F (1 mo. USD LIBOR + 2.75%)	4.10%	06/09/2023		24,932	24,984,382
Term Loan G (1 mo. USD LIBOR + 3.00%)	4.35%	08/22/2024		909	914,912
Term Loan G (3 mo. USD LIBOR + 3.00%)	4.33%	08/22/2024		257	258,732
Wesco Aircraft Hardware Corp., Term Loan B (3 mo. USD LIBOR + 2.50%)	3.84%	02/28/2021		1,921	1,788,718

					59,493,668

Air Transport–1.08%

American Airlines, Inc., Class B Term Loan (1 mo. USD LIBOR + 2.00%)	3.25%	12/14/2023		5,131	5,132,066
Term Loan (1 mo. USD LIBOR + 2.00%)	3.33%	06/27/2020		991	992,617
Avolon TLB Borrower 1 (US) LLC, Term Loan B-2 (1 mo. USD LIBOR + 2.25%)	3.53%	03/21/2022		14,931	14,958,340
Gol LuxCo S.A. (Luxembourg), Term Loan (6 mo. USD Fixed + 6.50%) (Acquired 08/19/2015; Cost $5,807,175) (e)	6.50%	08/31/2020		5,842	6,016,903
United Airlines, Inc., Term Loan B	3.38%	04/01/2024		1,104	1,107,920

					28,207,846

Automotive–1.52%

Allison Transmission, Inc., Term Loan (1 mo. USD LIBOR + 2.00%)	3.35%	09/23/2022		49	49,806
American Axle & Manufacturing, Inc.,
Term Loan B (1 mo. USD LIBOR + 2.25%)	3.58%	04/06/2024		2,294	2,304,417
Term Loan B (3 mo. USD LIBOR + 2.25%)	3.62%	04/06/2024		2,364	2,374,340
Belron Finance US LLC, Term Loan B (3 mo. USD LIBOR + 2.50%)	3.89%	11/07/2024		2,514	2,535,173
Britax US Holdings Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	4.83%	10/15/2020		1,730	1,474,551
CH Hold Corp., Second Lien Term Loan (1 mo. USD LIBOR + 7.25%) (e)	8.60%	02/03/2025		264	270,557
Term Loan (1 mo. USD LIBOR + 3.00%)	4.35%	02/01/2024		2,069	2,088,347
Dayco Products, LLC, Term Loan (3 mo. USD LIBOR + 5.00%) (Acquired 05/08/2017; Cost $1,863,917) (e)	6.48%	05/19/2023		1,881	1,902,626
Dealer Tire, LLC, Term Loan (3 mo. USD LIBOR + 3.75%)	5.13%	12/22/2021		52	52,790
FCA US LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	3.29%	12/31/2018		273	274,327
Key Safety Systems, Inc., Term Loan (3 mo. USD LIBOR + 4.50%)	5.89%	08/29/2021		2,829	2,821,683
Midas Intermediate Holdco II, LLC, Term Loan (3 mo. USD LIBOR + 2.75%)	4.08%	08/18/2021		4,118	4,131,047
Navistar, Inc., Term Loan B (1 mo. USD LIBOR + 3.50%)	4.75%	11/06/2024		2,758	2,773,075
Superior Industries International, Inc., Term Loan (3 mo. USD LIBOR + 4.50%)	5.81%	05/22/2024		2,519	2,545,999
ThermaSys Corp., Term Loan (3 mo. USD LIBOR + 4.00%)	5.35%	05/03/2019		4,097	3,879,601
Tower Automotive Holdings USA, LLC, Term Loan (1 mo. USD LIBOR + 2.75%)	4.00%	03/07/2024		4,904	4,931,037

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Automotive–(continued)

Transtar Holding Co., Exit Term Loan(e)(f)	0.00%	04/11/2022		$243	$238,887
Exit Term Loan (3 mo. USD LIBOR + 4.25%) (e)	5.60%	04/11/2022		991	976,473
First Lien Term Loan (3 mo. USD LIBOR + 4.25%) (e)	5.60%	04/11/2022		2,289	1,991,410
PIK Term Loan, 7.75% PIK Rate, 1.00% Cash Rate (e)(g)	7.75%	04/11/2022		722	609,673
Wand Intermediate I L.P., Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)	8.60%	09/19/2022		1,406	1,414,249
					39,640,068

Beverage and Tobacco–0.36%

AI Aqua Merger Sub, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	4.85%	12/13/2023		1,777	1,794,425
First Lien Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	4.85%	12/13/2023		3,805	3,841,758
Arctic Glacier U.S.A. Inc., Term Loan (1 mo. USD LIBOR + 4.25%)	5.60%	03/20/2024		1,389	1,406,517
Constellation Brands Canada, Inc. (Canada), First Lien Term Loan (3 mo. USD LIBOR + 2.75%)	4.04%	12/15/2023		1,096	1,103,925
Winebow Holdings, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.50%) (Acquired 07/02/2014; Cost $1,184,831) (e)	8.85%	01/02/2022		1,190	1,124,355
					9,270,980

Building & Development–2.48%

American Builders & Contractors Supply Co., Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.50%)	3.85%	10/31/2023		2,200	2,211,132
Beacon Roofing Supply, Inc., Term Loan B(d)	—	01/02/2025		4,115	4,132,065
Capital Automotive L.P., First Lien Term Loan B-2 (1 mo. USD LIBOR + 2.50%)	3.85%	03/25/2024		8,975	9,012,699
Second Lien Term Loan B (1 mo. USD LIBOR + 6.00%)	7.35%	03/24/2025		4,120	4,243,819
DiversiTech Holdings, Inc., Second Lien Term Loan (3 mo. USD LIBOR + 7.50%) (e)	8.84%	06/02/2025		575	582,352
Term Loan (3 mo. USD LIBOR + 3.50%)	4.84%	06/03/2024		1,382	1,389,821
Forterra Finance, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	4.35%	10/25/2023		4,154	3,765,088
HD Supply Waterworks, Ltd., Term Loan (3 mo. USD LIBOR + 3.00%)	4.46%	08/01/2024		2,821	2,841,329
HD Supply, Inc., Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	3.58%	08/13/2021		473	476,381
Term Loan B-4 (1 mo. USD LIBOR + 2.50%)	3.83%	10/17/2023		3,819	3,851,950
LSF10 XL Bidco S.C.A. (Luxembourg), Term Loan B-2	4.00%	04/11/2024	EUR	654	783,911
Mueller Water Products, Inc., Term Loan B (1 mo. USD LIBOR + 2.50%)	3.85%	11/25/2021		380	384,170
Term Loan B (3 mo. USD LIBOR + 2.50%)	3.83%	11/25/2021		170	171,339
Quikrete Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	4.10%	11/15/2023		11,146	11,188,853
RE/MAX, LLC, Term Loan (3 mo. USD LIBOR + 2.75%) (Acquired 12/14/2016-02/23/2017; Cost $4,855,132) (e)	4.08%	12/15/2023		4,855	4,873,065
Realogy Group LLC, Term Loan (1 mo. USD LIBOR + 2.25%)	3.60%	07/20/2022		11,739	11,810,809
Werner FinCo L.P., Term Loan (3 mo. USD LIBOR + 4.00%)(e)	5.24%	07/24/2024		3,058	3,077,452
					64,796,235

Business Equipment & Services–9.55%

Acosta, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	4.60%	09/26/2021		4,126	3,614,377
Allied Universal Holdco LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	5.08%	07/28/2022		5,273	5,251,641
Incremental Delayed Draw Term Loan(f)	0.00%	07/28/2022		1,173	1,168,999
Alorica Inc., Term Loan B (1 mo. USD LIBOR + 3.75%) (Acquired 08/02/2017; Cost $2,183,740) (e)	5.10%	06/30/2022		2,168	2,190,061
Asurion LLC, Second Lien Term Loan B-2 (1 mo. USD LIBOR + 6.00%)	7.35%	08/04/2025		14,719	15,130,676
Term Loan B-4 (1 mo. USD LIBOR + 2.75%)	4.10%	08/04/2022		351	352,942
Term Loan B-5 (1 mo. USD LIBOR + 3.00%)	4.35%	11/03/2023		21,947	22,063,625
Blucora, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	4.41%	05/22/2024		2,963	2,979,862
Brand Energy & Infrastructure Services, Inc., Term Loan (1 mo. USD LIBOR + 4.25%)	5.61%	06/21/2024		6,973	7,013,494

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Business Equipment & Services–(continued)

Brickman Group Ltd. LLC, First Lien Revolver Loan(Acquired 10/14/2016; Cost $951,776)(f)	0.00%	12/18/2018		$992	$917,917
First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	4.28%	12/18/2020		2,240	2,252,661
First Lien Term Loan (2 mo. USD LIBOR + 3.00%)	4.31%	12/18/2020		13	13,262
First Lien Term Loan (3 mo. USD LIBOR + 3.00%)	4.38%	12/18/2020		2,746	2,762,144
Second Lien Term Loan (1 mo. USD LIBOR + 6.50%)	7.78%	12/17/2021		519	522,911
Camelia Bidco Ltd. (United Kingdom), Term Loan B-1	5.31%	10/14/2024	GBP	2,045	2,803,691
Capri Finance LLC, Term Loan (3 mo. USD LIBOR + 3.25%)	4.63%	11/01/2024		1,980	1,982,239
Caraustar Industries, Inc., Term Loan (3 mo. USD LIBOR + 5.50%)	6.83%	03/14/2022		3,071	3,072,697
Change Healthcare Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	4.10%	03/01/2024		4,585	4,602,726
Checkout Holding Corp., First Lien Term Loan B (1 mo. USD LIBOR + 3.50%)	4.85%	04/09/2021		5,982	4,680,992
Cotiviti Corp., First Lien Term Loan B (3 mo. USD LIBOR + 2.50%)	3.84%	09/28/2023		3,703	3,728,479
Term Loan A (3 mo. USD LIBOR + 2.25%) (e)	3.59%	09/28/2021		1,551	1,547,658
CRCI Holdings, Inc., Term Loan (3 mo. USD LIBOR + 5.50%)	6.83%	08/31/2023		2,271	2,281,135
Crossmark Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	4.83%	12/20/2019		4,484	2,469,941
Second Lien Term Loan (3 mo. USD LIBOR + 7.50%)	8.83%	12/21/2020		576	97,993
Duff & Phelps Corp., Term Loan (3 mo. USD LIBOR + 3.25%)	4.61%	10/12/2024		1,880	1,884,460
Equinix, Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.00%)	3.33%	01/06/2023		699	705,355
First Data Corp., Term Loan A (1 mo. USD LIBOR + 2.25%)	3.56%	04/26/2024		29,227	29,263,927
Term Loan D (1 mo. USD LIBOR + 2.25%)	3.56%	07/08/2022		3,835	3,840,870
FleetCor Technologies Operating Co., LLC, Term Loan B-3 (1 mo. USD LIBOR + 2.00%)	3.35%	08/02/2024		652	656,707
Gartner, Inc., Term Loan A (1 mo. USD LIBOR + 2.00%) (Acquired 03/21/2017; Cost $462,174) (e)	3.35%	03/16/2022		463	465,679
Genesys Telecom Holdings, U.S., Inc., Term Loan B-2 (2 mo. USD LIBOR + 3.75%)	5.08%	12/01/2023		10,643	10,719,252
Global Payments, Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.00%)	3.35%	04/21/2023		3,726	3,757,107
Hillman Group, Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	4.84%	06/30/2021		3,794	3,825,174
IndigoCyan Midco Ltd. (Jersey), Term Loan B (3 mo. GBP LIBOR + 5.00%)(e)	5.52%	06/24/2024	GBP	1,769	2,383,583
Information Resources, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	5.62%	01/18/2024		6,289	6,341,187
ION Trading Technologies S.a.r.l. (Luxembourg), Term Loan(d)	—	11/21/2024		1,487	1,492,255
KAR Auction Services, Inc., Term Loan B-4 (3 mo. USD LIBOR + 2.25%)	3.63%	03/11/2021		232	233,067
Term Loan B-5 (3 mo. USD LIBOR + 2.50%)	3.88%	03/09/2023		4,446	4,480,315
Karman Buyer Corp., First Lien Term Loan (2 mo. USD LIBOR + 3.25%)	4.56%	07/23/2021		27	25,862
First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	4.63%	07/23/2021		10,271	10,008,472
Second Lien Term Loan (3 mo. USD LIBOR + 6.50%)	7.88%	07/25/2022		2,649	2,340,766
Learning Care Group (US) No. 2 Inc., Term Loan (1 mo. USD LIBOR + 4.00%)(e)	5.32%	05/05/2021		3,080	3,110,800
LegalZoom.com, Inc., Term Loan(d)(e)	—	11/21/2024		1,962	1,964,704
Outfront Media Capital LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	3.31%	03/18/2024		258	258,807
Peak 10, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	4.82%	08/01/2024		3,443	3,458,705
Prime Security Services Borrower, LLC, First Lien Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	4.10%	05/02/2022		6,970	7,030,379
Revolver Loan(e)(f)	0.00%	05/02/2022		3,829	3,826,531
Red Ventures, LLC, First Lien Term Loan	5.33%	11/08/2024		4,116	4,103,618
ServiceMaster Company, Term Loan C (1 mo. USD LIBOR + 2.50%)	3.85%	11/08/2023		2,761	2,770,208
Spin Holdco Inc., First Lien Term Loan B-1 (2 mo. USD LIBOR + 3.75%)	5.15%	11/14/2022		14,599	14,736,074
Tempo Acquisition LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	4.35%	05/01/2024		3,978	3,975,859
TNS Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	5.35%	08/14/2022		34	34,414
First Lien Term Loan (2 mo. USD LIBOR + 4.00%)	5.43%	08/14/2022		1,002	1,006,810
Trans Union LLC, Term Loan B-3 (1 mo. USD LIBOR + 2.00%)	3.35%	04/09/2023		2,222	2,233,459
Travelport Finance S.a.r.l. (Luxembourg), Term Loan D (3 mo. USD LIBOR + 2.75%)	4.17%	09/02/2021		2,390	2,390,864
U.S. Security Associates Holdings, Inc., Term Loan (3 mo. USD LIBOR + 4.00%)	5.33%	07/14/2023		2,579	2,612,544
Ventia Deco LLC, Term Loan B (3 mo. USD LIBOR + 3.50%) (Acquired 08/17/2016-03/23/2017; Cost $2,941,765) (e)	4.83%	05/21/2022		2,940	2,973,133

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Business Equipment & Services–(continued)

Wash MultiFamily Acquisition Inc.,
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	4.60%	05/13/2022		$886	$891,710
First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	4.60%	05/16/2022		5,364	5,397,609
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%) (e)	8.35%	05/12/2023		222	221,880
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%) (e)	8.35%	05/14/2023		39	38,861
West Corp., Term Loan B (1 mo. USD LIBOR + 4.00%)	5.35%	10/10/2024		8,505	8,506,682
WEX Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.75%)	4.10%	06/30/2023		1,961	1,977,923
					249,447,735

Cable & Satellite Television–6.46%

Altice Financing S.A.,(Luxembourg) Term Loan(d)	—	01/31/2026		2,232	2,173,372
Term Loan (3 mo. USD LIBOR + 2.75%)	4.11%	07/15/2025		2,871	2,812,083
Altice US Finance I Corp., Term Loan (1 mo. USD LIBOR + 2.25%)	3.60%	07/28/2025		8,671	8,625,882
Atlantic Broadband Finance, LLC, Term Loan B(d)	—	08/11/2024		9,113	9,110,761
Cable One, Inc., Incremental Term Loan B-1 (3 mo. USD LIBOR + 2.25%)(e)	3.57%	05/01/2024		1,026	1,029,468
Charter Communications Operating LLC, Term Loan I-1 (1 mo. USD LIBOR + 2.25%)	3.60%	01/15/2024		12,480	12,550,014
CSC Holdings, LLC, Term Loan (1 mo. USD LIBOR + 2.25%)	3.51%	07/17/2025		17,685	17,612,852
ION Media Networks, Inc., Term Loan B-3 (2 mo. USD LIBOR + 3.00%)	4.43%	12/18/2020		9,025	9,053,642
MCC Iowa, Term Loan M (1 wk. USD LIBOR + 2.00%)	3.21%	02/02/2025		4,131	4,149,259
Mediacom Illinois LLC, Term Loan K (1 wk. USD LIBOR + 2.25%)	3.46%	02/15/2024		4,584	4,601,489
Numericable-SFR S.A. (France), Term Loan B-12 (3 mo. USD LIBOR + 3.00%)	4.35%	01/31/2026		15,184	14,863,710
Quebecor Media, Inc. (Canada), Term Loan B-1 (3 mo. USD LIBOR + 2.25%)	3.66%	08/17/2020		5,052	5,067,288
Telenet Financing USD LLC, Term Loan A-L (1 mo. USD LIBOR + 2.75%)	4.00%	06/30/2025		9,794	9,820,140
Unitymedia Finance LLC, Term Loan B (1 mo. USD LIBOR + 2.25%)	3.50%	09/30/2025		4,616	4,622,969
Term Loan D(d)	—	01/15/2026		5,813	5,790,846
UPC Financing Partnership, Term Loan AR (1 mo. USD LIBOR + 2.50%)	3.75%	01/15/2026		19,604	19,642,786
Term Loan AS (3 mo. EURIBOR + 2.75%)	2.75%	10/15/2026	EUR	676	807,118
Virgin Media Bristol LLC,(United Kingdom) Term Loan K	3.75%	01/15/2026		18,188	18,202,150
Term Loan L(d)	—	01/31/2027	GBP	960	1,301,096
Term Loan M(d)	—	11/15/2027	GBP	1,306	1,767,829
WaveDivision Holdings, LLC, Term Loan (2 mo. USD LIBOR + 2.75%)	4.07%	10/15/2019		2	1,776
Term Loan (3 mo. USD LIBOR + 2.75%)	4.14%	10/15/2019		679	679,654
WideOpenWest Finance, LLC, Term Loan B (1 mo. USD LIBOR + 3.25%)	4.53%	08/18/2023		7,733	7,679,280
Ziggo Secured Finance Partnership, Term Loan E (1 mo. USD LIBOR + 2.50%)	3.75%	04/15/2025		6,919	6,888,941
					168,854,405

Chemicals & Plastics–3.01%

Alpha US Bidco, Inc., Term Loan B-1 (3 mo. USD LIBOR + 3.00%)	4.33%	01/31/2024		2,002	2,017,905
Ashland LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	3.26%	05/17/2024		225	225,913
Term Loan B (3 mo. USD LIBOR + 2.00%)	3.32%	05/17/2024		453	455,239
Avantor Inc., Term Loan (1 mo. EURIBOR + 4.25%)	4.25%	11/21/2024	EUR	6,504	7,829,258
Term Loan (1 mo. USD LIBOR + 4.00%)	5.29%	11/21/2024		8,367	8,384,839
Charter NEX US, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	4.60%	05/16/2024		916	921,430
Chemours Co., (The), Term Loan B-1 (1 mo. USD LIBOR + 2.50%)	3.85%	05/12/2022		1,101	1,112,150
Colouroz Investment LLC,(Germany) First Lien Term Loan B-2 (2 mo. USD LIBOR + 3.00%)	4.30%	09/07/2021		10	9,341
First Lien Term Loan B-2 (3 mo. USD LIBOR + 3.00%)	4.36%	09/07/2021		3,948	3,615,059
Second Lien Term Loan B-2 (3 mo. USD LIBOR + 7.25%)	8.61%	09/05/2022		2,916	2,419,963
Term Loan C (2 mo. USD LIBOR + 3.00%)	4.30%	09/07/2021		2	1,544
Term Loan C (3 mo. USD LIBOR + 3.00%)	4.36%	09/07/2021		653	597,611
Diamond (BC) B.V. (Netherlands), Term Loan B (2 mo. USD LIBOR + 3.00%)	4.42%	09/06/2024		2,963	2,970,881

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Chemicals & Plastics–(continued)

Encapsys, LLC, First Lien Term Loan (2 mo. USD LIBOR + 3.25%)	4.58%	11/07/2024		$646	$651,289
Second Lien Term Loan (2 mo. USD LIBOR + 7.50%) (Acquired 10/27/2017; Cost $328,481)	8.83%	11/07/2025		330	336,315
Gemini HDPE LLC, Term Loan (3 mo. USD LIBOR + 3.00%)	4.38%	08/06/2021		3,377	3,390,067
H.B. Fuller Co., Term Loan (1 mo. USD LIBOR + 2.25%)	3.53%	10/20/2024		5,955	5,986,248
HII Holding Corp., Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)(e)	9.83%	12/21/2020		2,525	2,540,373
HII Holding Corp., First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	4.58%	12/20/2019		1,978	1,984,713
Ineos US Finance LLC, Term Loan(d)	—	03/31/2024		6,566	6,583,897
KMG Chemicals, Inc., Term Loan (1 mo. USD LIBOR + 4.25%)	5.60%	06/15/2024		1,090	1,102,146
MacDermid, Inc., First Lien Revolver Loan(e)(f)	0.00%	06/07/2018		1,901	1,898,992
First Lien Multicurrency Revolver Loan(e)(f)	0.00%	06/07/2018		741	740,433
First Lien Revolver Loan (1 mo. USD LIBOR + 3.00%) (e)	4.24%	06/07/2018		1,439	1,437,311
First Lien Revolver Loan (Prime Rate + 2.00%) (e)	6.25%	06/07/2018		279	278,751
Term Loan B-6 (1 mo. USD LIBOR + 3.00%)	4.35%	06/07/2023		1,702	1,713,057
Term Loan B-7 (1 mo. USD LIBOR + 2.50%)	3.85%	06/07/2020		141	142,339
Oxea Corp., Term Loan B-1 (3 mo. EURIBOR + 3.75%)	3.75%	10/11/2024	EUR	1,320	1,577,414
Term Loan B-2 (3 mo. USD LIBOR + 3.50%)	4.88%	10/11/2024		6,554	6,586,979
Proampac PG Borrower LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.00%)	5.28%	11/20/2023		1,118	1,124,913
First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	5.41%	11/20/2023		1,265	1,272,893
Tata Chemicals North America Inc., Term Loan (3 mo. USD LIBOR + 2.75%)	4.13%	08/07/2020		1,804	1,811,809
Trinseo Materials Finance, Inc., Term Loan B (1 mo. USD LIBOR + 2.50%)	3.85%	09/06/2024		1,038	1,047,163
Tronox Finance LLC, Term Loan (3 mo. USD LIBOR + 3.00%)	4.32%	09/22/2024		997	1,007,056
Term Loan (3 mo. USD LIBOR + 3.00%)	4.32%	09/22/2024		2,302	2,323,976
Venator Finance S.a.r.l., Term Loan (3 mo. USD LIBOR + 3.00%)(e)	4.38%	08/08/2024		1,326	1,337,910
Versum Materials, Term Loan (3 mo. USD LIBOR + 2.00%)	3.33%	09/29/2023		1,201	1,208,659
					78,645,836

Clothing & Textiles–0.77%

ABG Intermediate Holdings 2 LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	4.83%	09/29/2024		6,463	6,527,695
Second Lien Term Loan (3 mo. USD LIBOR + 7.75%)	9.08%	09/29/2025		2,209	2,241,812
Ascena Retail Group, Inc., Term Loan B (1 mo. USD LIBOR + 4.50%)	5.88%	08/21/2022		4,086	3,495,043
Oak Parent, Inc., Term Loan (1 mo. USD LIBOR + 4.50%)(e)	5.85%	10/26/2023		2,901	2,755,945
Varsity Brands Holding Co., Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	4.74%	12/10/2021		5,158	5,204,996
					20,225,491

Conglomerates–0.15%

Penn Engineering & Manufacturing Corp., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.10%	06/27/2024		1,890	1,900,100
RGIS Services, LLC, Term Loan (3 mo. USD LIBOR + 7.50%)	8.83%	03/31/2023		2,276	2,138,552
					4,038,652

Containers & Glass Products–2.31%

Berlin Packaging, LLC, Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	8.00%	09/30/2022		760	769,670
Term Loan (1 mo. USD LIBOR + 3.25%)	4.52%	10/01/2021		3,995	4,029,022
Term Loan (3 mo. USD LIBOR + 3.25%)	4.59%	10/01/2021		2,389	2,409,513
Berry Plastics Corp., Term Loan M (1 mo. USD LIBOR + 2.25%)	3.56%	10/01/2022		2,227	2,237,170
Term Loan N (1 mo. USD LIBOR + 2.25%)	3.50%	01/19/2024		1,389	1,394,829
BWAY Holding Co., Term Loan (2 mo. USD LIBOR + 3.25%)	4.52%	04/03/2024		3	2,579
Term Loan (3 mo. USD LIBOR + 3.25%)	4.60%	04/03/2024		1,021	1,026,605
Consolidated Container Co. LLC, Term Loan (1 mo. USD LIBOR + 3.50%)	4.85%	05/22/2024		2,249	2,264,141

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Containers & Glass Products–(continued)

Duran Group (Germany), Term Loan B-2 (3 mo. USD LIBOR + 4.00%) (Acquired 03/24/2017-05/22/2017; Cost $9,549,265) (e)	5.35%	03/21/2024		$9,625	$9,673,099
Fort Dearborn Holding Co., Inc., First Lien Term Loan (2 mo. USD LIBOR + 4.00%)	5.27%	10/19/2023		69	68,744
First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	5.34%	10/19/2023		5,039	5,048,382
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%) (e)	9.84%	10/19/2024		393	387,491
Hoffmaster Group, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	5.83%	11/21/2023		3,835	3,871,702
Klockner Pentaplast of America, Inc., Term Loan (3 mo. USD LIBOR + 4.25%)	5.58%	06/30/2022		3,389	3,422,044
Libbey Glass, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	4.24%	04/09/2021		597	566,227
Multi-Color Corp., Term Loan B (1 mo. USD LIBOR + 2.25%)	3.60%	10/31/2024		989	996,821
Ranpak Corp., Second Lien Term Loan (1 mo. USD LIBOR + 7.25%) (Acquired 09/24/2014; Cost $254,254)(e)	8.53%	10/03/2022		255	253,750
Term Loan B-1 (1 mo. USD LIBOR + 3.25%)	4.60%	10/01/2021		822	828,495
Refresco Group, N.V. (Netherlands), Term Loan B(d)	—	09/27/2024		1,612	1,621,004
Reynolds Group Holdings Inc., Incremental Term Loan (1 mo. USD LIBOR + 3.00%)	4.10%	02/05/2023		14,438	14,525,522
Tekni-Plex, Inc., Term Loan B-1 (2 mo. USD LIBOR + 3.25%)	4.67%	10/17/2024		990	996,945
Term Loan B-2 (2 mo. EURIBOR + 3.50%)	3.50%	10/17/2024	EUR	453	543,860
TricorBraun Inc., First Lien Delayed Draw Term Loan (3 mo. USD LIBOR + 3.75%)	5.04%	11/30/2023		308	307,230
Term Loan (3 mo. USD LIBOR + 3.75%)	5.08%	11/30/2023		3,057	3,049,258
					60,294,103

Cosmetics & Toiletries–1.19%

Alphabet Holding Co., Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	4.83%	09/26/2024		3,312	3,179,477
Coty Inc., Term Loan A (1 mo. USD LIBOR + 1.75%)	2.74%	10/27/2020		3,491	3,490,147
Term Loan B (1 mo. USD LIBOR + 2.50%)	3.74%	10/27/2022		4,664	4,673,197
Galleria Co., Term Loan B (1 mo. USD LIBOR + 3.00%)	4.25%	09/29/2023		6,278	6,297,431
Prestige Brands, Inc., Term Loan B-4 (1 mo. USD LIBOR + 2.75%)	4.10%	01/26/2024		6,746	6,791,208
Sundial Group Holdings, LLC, Term Loan (1 mo. USD LIBOR + 4.75%)(e)	6.06%	08/15/2024		2,600	2,612,532
Wellness Merger Sub, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.75%)	6.08%	06/30/2024		3,982	4,035,421
					31,079,413

Drugs–0.88%

BPA Laboratories, First Lien Term Loan (3 mo. USD LIBOR + 2.50%) (Acquired 04/29/2014; Cost $1,134,522)	3.81%	04/29/2020		1,202	1,190,143
Second Lien Term Loan (3 mo. USD LIBOR + 2.50%) (e)	3.81%	04/29/2020		1,045	1,034,829
Catalent Pharma Solutions, Inc., Term Loan (1 mo. USD LIBOR + 2.25%)	3.60%	05/20/2024		6,783	6,825,476
Endo LLC, Term Loan (1 mo. USD LIBOR + 4.25%)	5.63%	04/27/2024		9,390	9,467,416
Valeant Pharmaceuticals International, Inc. (Canada), Term Loan B F-1 (1 mo. USD LIBOR + 3.50%)	4.75%	04/01/2022		4,453	4,520,722
					23,038,586

Ecological Services & Equipment–0.72%

Advanced Disposal Services, Inc., Term Loan (1 wk. USD LIBOR + 2.75%)	3.45%	11/10/2023		7,616	7,633,925
Casella Waste Systems, Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	3.77%	10/17/2023		1,098	1,103,529
Charah, LLC, Term Loan (1 mo. USD LIBOR + 6.25%) (Acquired 10/18/2017; Cost $1,387,332)	7.49%	10/25/2024		1,415	1,429,526
PSSI Holdings LLC, Term Loan (3 mo. USD LIBOR + 3.50%)	4.74%	12/02/2021		2,380	2,388,719
WCA Waste Systems Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	4.06%	08/11/2023		2,569	2,569,474
Wrangler Buyer Corp., Term Loan (1 mo. USD LIBOR + 3.00%)	4.35%	09/28/2024		3,685	3,713,586
					18,838,759

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Electronics & Electrical–11.94%

4L Technologies Inc., Term Loan (1 mo. USD LIBOR + 4.50%)	5.81%	05/08/2020		$6,397	$4,613,769
Almonde, Inc.,(United Kingdom) First Lien Term Loan (3 mo. EURIBOR + 3.25%)	4.25%	06/13/2024	EUR	2,148	2,585,196
First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	4.98%	06/13/2024		10,064	10,068,907
Applied Systems, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.25%)	4.57%	09/19/2024		1,850	1,872,019
Second Lien Term Loan (3 mo. USD LIBOR + 7.00%)	8.32%	09/19/2025		162	167,636
Blackboard Inc., Term Loan B-4 (3 mo. USD LIBOR + 5.00%)	6.35%	06/30/2021		7,092	6,938,936
Canyon Valor Companies, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.25%)	5.58%	06/16/2023		4,287	4,349,522
Cavium, Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.25%)(e)	3.49%	08/16/2022		4,436	4,447,269
CommScope, Inc., Term Loan 5 (1 mo. USD LIBOR + 2.00%)	3.35%	12/29/2022		80	80,995
Term Loan 5 (3 mo. USD LIBOR + 2.00%)	3.38%	12/29/2022		1,402	1,411,345
Compuware Corp., Term Loan B-3 (3 mo. USD LIBOR + 4.25%)	5.63%	12/15/2021		3,686	3,728,713
CPI International, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	4.85%	07/26/2024		1,528	1,538,195
Dell International LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	3.35%	09/07/2023		9,679	9,696,637
Diamond US Holding LLC, Term Loan B (3 mo. USD LIBOR + 3.25%)(e)	4.58%	04/06/2024		4,097	4,107,058
Diebold Nixdorf, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.00%	11/06/2023		3,776	3,784,974
DigiCert Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.75%)	6.13%	10/31/2024		5,084	5,156,034
Second Lien Term Loan (3 mo. USD LIBOR + 8.00%)	9.38%	10/31/2025		828	835,029
Go Daddy Operating Co., LLC, Term Loan (1 mo. USD LIBOR + 2.25%)	3.60%	02/15/2024		14,810	14,872,716
Hyland Software, Inc., First Lien Term Loan 3 (1 mo. USD LIBOR + 3.25%)	4.60%	07/01/2022		1,592	1,610,353
Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	8.35%	07/07/2025		238	243,599
IGT Holding IV AB (Sweden), Term Loan B(d)	—	07/26/2024		2,944	2,955,212
Integrated Device Technology, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)(e)	4.35%	04/04/2024		1,934	1,939,944
Kemet Corp., Term Loan (1 mo. USD LIBOR + 6.00%)(e)	7.35%	04/26/2024		3,104	3,138,879
Lattice Semiconductor Corp., Term Loan (1 mo. USD LIBOR + 4.25%)(e)	5.49%	03/10/2021		4,209	4,250,846
Lully Finance LLC, First Lien Term Loan B-3 (1 mo. USD LIBOR + 3.50%) (e)	4.83%	10/14/2022		1,477	1,477,444
First Lien Term Loan B-4 (1 mo. EURIBOR + 3.75%)	3.75%	10/14/2022	EUR	1,193	1,430,593
Second Lien Term Loan B-1 (1 mo. USD LIBOR + 8.50%) (e)	9.83%	10/16/2023		1,614	1,591,557
Second Lien Term Loan B-2 (1 mo. EURIBOR + 7.25%)	7.25%	10/16/2023	EUR	555	650,402
MA Finance Co., LLC, Term Loan B-2 (3 mo. USD LIBOR + 2.50%)	3.85%	11/19/2021		10,174	10,199,101
Term Loan B-3 (1 mo. USD LIBOR + 2.75%)	4.06%	06/21/2024		2,362	2,371,280
MACOM Technology Solutions Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.25%)	3.49%	05/17/2024		2,985	2,985,614
McAfee, LLC, Term Loan (3 mo. EURIBOR + 4.25%)	4.25%	09/30/2024	EUR	1,519	1,835,950
Term Loan (3 mo. USD LIBOR + 4.50%)	5.83%	09/30/2024		3,598	3,619,554
Mediaocean LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	5.60%	08/15/2022		4,713	4,737,018
Meter Reading Holding, LLC, Term Loan (3 mo. USD LIBOR + 5.75%)(e)	7.23%	08/29/2023		4,601	4,681,409
Micro Holding, L.P., Term Loan (3 mo. USD LIBOR + 3.50%)	4.82%	09/15/2024		3,381	3,374,218
Micron Technology, Inc., Term Loan (3 mo. USD LIBOR + 2.00%)	3.39%	04/26/2022		362	365,779
Mirion Technologies, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.75%)	6.08%	03/31/2022		2,572	2,573,215
MTS Systems, Term Loan B (1 mo. USD LIBOR + 3.25%)(e)	4.50%	07/05/2023		2,253	2,275,643
NeuStar, Inc., Term Loan B-1 (3 mo. USD LIBOR + 3.25%)	4.65%	01/08/2020		1,009	1,022,131
Term Loan B-2 (3 mo. USD LIBOR + 3.75%)	5.15%	08/08/2024		4,633	4,689,680
Oberthur Technologies of America Corp., Term Loan B	3.75%	01/10/2024	EUR	6,852	8,074,517
Term Loan B-1 (3 mo. USD LIBOR + 3.75%)	5.08%	01/10/2024		4,504	4,431,473
Omnitracs, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	5.09%	11/25/2020		5,430	5,494,069
Second Lien Term Loan (3 mo. USD LIBOR + 7.75%)	9.09%	05/25/2021		311	311,991
ON Semiconductor Corp., Term Loan (1 mo. USD LIBOR + 2.25%)(d)	—	03/31/2023		5,128	5,154,120

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Electronics & Electrical–(continued)

Optiv Inc., Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)	8.63%	01/31/2025		$654	$614,667
Term Loan (3 mo. USD LIBOR + 3.25%)	4.63%	02/01/2024		4,817	4,610,434
Project Leopard Holdings, Inc., Term Loan (3 mo. USD LIBOR + 5.50%)	6.83%	07/07/2023		2,059	2,076,994
Quest Software US Holdings Inc., Term Loan (3 mo. USD LIBOR + 5.50%)	6.92%	10/31/2022		12,666	12,834,898
Ramundsen Holdings, LLC, Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)	9.83%	01/31/2025		261	264,424
Term Loan (3 mo. USD LIBOR + 4.25%)	5.58%	02/01/2024		640	647,110
Riverbed Technology, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	4.60%	04/24/2022		12,573	12,380,483
Rocket Software, Inc., Second Lien Term Loan (3 mo. USD LIBOR + 9.50%)	10.83%	10/14/2024		978	996,373
Term Loan (3 mo. USD LIBOR + 4.25%)	5.58%	10/14/2023		6,913	6,992,255
RP Crown Parent, LLC, Term Loan (1 mo. USD LIBOR + 3.00%)	4.35%	10/12/2023		1,510	1,522,384
Sandvine Corp., Term Loan B (3 mo. USD LIBOR + 5.75%)	7.07%	09/21/2022		3,599	3,481,872
Seattle Spinco, Inc., Term Loan (3 mo. USD LIBOR + 2.75%)	4.06%	06/21/2024		15,952	16,013,840
Sparta Systems, Inc., Term Loan B (3 mo. USD LIBOR + 4.00%)	5.44%	08/21/2024		675	681,671
Sybil Software LLC, Term Loan	3.00%	09/30/2023	EUR	4,402	5,283,555
Term Loan (3 mo. USD LIBOR + 2.75%)	4.06%	09/30/2023		10,968	11,056,877
Symantec Corp., Term Loan A-5 (2 mo. USD LIBOR + 1.75%)	3.03%	08/01/2021		3,167	3,163,628
Tempe Holdco Corp., Term Loan B (1 mo. USD LIBOR + 3.25%)	4.60%	12/01/2023		4,508	4,528,349
TIBCO Software, Inc., Term Loan B-1 (1 mo. USD LIBOR + 3.50%)	4.85%	12/04/2020		1,330	1,336,213
TTM Technologies, Inc., Term Loan B (1 mo. USD LIBOR + 2.50%)	3.85%	09/28/2024		2,186	2,196,798
Verifone, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.10%	07/08/2021		3,581	3,598,061
Verint Systems Inc., Term Loan B (3 mo. USD LIBOR + 2.25%)	3.63%	06/29/2024		2,238	2,247,447
Veritas US Inc., Term Loan (3 mo. EURIBOR + 4.50%)	5.50%	01/27/2023	EUR	13,642	16,426,852
Term Loan B (3 mo. USD LIBOR + 4.50%)	5.83%	01/27/2023		2,381	2,385,353
VF Holding Corp., Term Loan B-1 (3 mo. USD LIBOR + 3.25%)	4.60%	06/30/2023		2,630	2,648,641
Viewpoint, Inc., Term Loan (3 mo. USD LIBOR + 4.25%) (Acquired 07/18/2017; Cost $1,416,451)	5.56%	07/19/2024		1,423	1,430,389
Wall Street Systems Delaware, Inc., Term Loan(d)	—	11/21/2024		1,912	1,918,819
Western Digital Corp., Term Loan B-3 (1 mo. USD LIBOR + 2.00%)	3.31%	04/29/2023		19,729	19,825,600
Zebra Technologies Corp., Term Loan B (3 mo. USD LIBOR + 2.00%)	3.37%	10/27/2021		3,083	3,097,874
					312,002,402

Financial Intermediaries–1.30%

Black Knight InfoServ, LLC, Term Loan B (1 mo. USD LIBOR + 2.25%)	3.63%	05/27/2022		668	673,274
GEO Group, Inc., Term Loan (1 mo. USD LIBOR + 2.25%)	3.57%	03/23/2024		2,133	2,140,744
iPayment Inc., First Lien Term Loan (3 mo. USD LIBOR + 6.00%)	6.62%	04/11/2023		3,044	3,074,020
LPL Holdings, Inc., Incremental Term Loan B (3 mo. USD LIBOR + 2.25%)	3.65%	09/23/2024		1,064	1,068,198
MoneyGram International, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	4.58%	03/27/2020		7,489	7,484,670
RJO Holdings Corp., Term Loan (1 mo. USD LIBOR + 12.00%) (Acquired 04/12/2017; Cost $1,237,567)(e)	13.35%	05/05/2022		1,249	1,255,274
Term Loan (1 mo. USD LIBOR + 8.02%) (Acquired 04/12/2017; Cost $3,480,934)(e)	9.37%	05/05/2022		3,513	3,530,458
RPI Finance Trust, Term Loan B-6 (3 mo. USD LIBOR + 2.00%)	3.33%	03/27/2023		11,183	11,245,579
SAM Finance Lux S.a.r.l. (Luxembourg), Term Loan (3 mo. USD LIBOR + 3.25%)	4.57%	12/17/2020		441	443,734
Stiphout Finance LLC, Second Lien Term Loan (1 mo. USD LIBOR + 8.00%)	8.60%	10/26/2023		43	42,796
Term Loan (1 mo. USD LIBOR + 3.75%)	4.60%	10/26/2022		2,937	2,947,830
					33,906,577

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Food & Drug Retailers–1.42%

Adria Group Holding B.V. (Netherlands), Term Loan(h)	0.00%	06/04/2018	EUR	8,076	$146,583
Albertsons LLC, Term Loan B-4 (1 mo. USD LIBOR + 2.75%)	4.10%	08/25/2021		11,831	11,516,582
Term Loan B-5 (3 mo. USD LIBOR + 3.00%)	4.33%	12/21/2022		7,567	7,371,015
Term Loan B-6 (3 mo. USD LIBOR + 3.00%)	4.46%	06/22/2023		5,520	5,378,518
Pret A Manger (United Kingdom), Term Loan B-2 (3 mo. GBP LIBOR + 4.00%)	4.52%	06/20/2022	GBP	2,115	2,883,599
Rite Aid Corp., Second Lien Term Loan 1 (1 mo. USD LIBOR + 4.75%)	5.96%	08/21/2020		2,637	2,651,292
Second Lien Term Loan 2 (1 mo. USD LIBOR + 3.88%)	5.09%	06/21/2021		2,911	2,921,914
Supervalu Inc., Delayed Draw Term Loan B (1 mo. USD LIBOR + 3.50%)	4.85%	06/08/2024		1,651	1,596,970
Term Loan (1 mo. USD LIBOR + 3.50%)	4.85%	06/08/2024		2,752	2,661,616
					37,128,089

Food Products–2.49%

Candy Intermediate Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	5.85%	06/15/2023		5,581	5,582,552
Chefs’ Warehouse Parent, LLC, Term Loan (1 mo. USD LIBOR + 4.75%)	6.10%	06/22/2022		1,670	1,695,397
CSM Bakery Supplies LLC, First Lien Term Loan (3 mo. USD LIBOR + 4.00%)	5.34%	07/03/2020		2,061	2,032,556
Dole Food Co., Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.03%	04/06/2024		8,130	8,171,508
Term Loan B (3 mo. USD LIBOR + 2.75%)	4.08%	04/06/2024		397	399,496
Term Loan B (Prime Rate + 1.75%)	6.00%	04/06/2024		1	568
Hearthside Group Holdings, LLC, Revolver Loan(e)(f)	0.00%	06/02/2019		2,701	2,696,189
Term Loan (1 mo. USD LIBOR + 3.00%)	4.35%	06/02/2021		1,920	1,933,569
Hostess Brands, LLC, Term Loan B (1 mo. USD LIBOR + 2.25%)	3.60%	08/31/2022		19	18,812
Jacobs Douwe Egberts International B.V., Term Loan B-5 (3 mo. USD LIBOR + 2.25%)	3.69%	07/04/2022		9,426	9,489,287
JBS USA Lux S.A., Term Loan (2 mo. USD LIBOR + 2.50%)	3.76%	10/30/2022		21,769	21,355,080
Nomad Foods US LLC (United Kingdom), Term Loan B-2 (1 mo. USD LIBOR + 2.75%)	4.00%	05/15/2024		2,761	2,777,311
Pinnacle Foods Finance LLC, Term Loan (1 mo. USD LIBOR + 2.00%)	3.24%	02/02/2024		635	639,585
Post Holdings, Inc., Incremental Term Loan (1 mo. USD LIBOR + 2.25%)	3.60%	05/24/2024		5,080	5,104,596
QCE LLC, PIK Term Loan, 10.00% PIK Rate(g)	10.00%	06/30/2019		6	614
Shearer’s Foods, LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.94%) (e)	5.27%	06/30/2021		498	496,204
Second Lien Term Loan (3 mo. USD LIBOR + 6.75%) (Acquired 06/19/2014; Cost $454,113)(e)	8.08%	06/30/2022		457	435,031
Utz Quality Foods, LLC, Second Lien Term Loan (1 mo. USD LIBOR + 7.25%)	8.54%	11/21/2025		219	219,620
Term Loan(d)	—	11/21/2024		1,918	1,928,660
					64,976,635

Food Service–2.26%

New Red Finance, Inc., Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	3.60%	02/16/2024		9,791	9,797,942
Term Loan B-3 (3 mo. USD LIBOR + 2.25%)	3.58%	02/16/2024		6,268	6,272,935
NPC International, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	4.84%	04/19/2024		3,059	3,085,900
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	8.84%	04/18/2025		965	987,439
Pizza Hut Holdings, LLC, Term Loan B (1 mo. USD LIBOR + 2.00%)	3.28%	06/16/2023		266	267,798
Red Lobster Management, LLC, First Lien Term Loan (1 mo. USD LIBOR + 5.25%)	6.60%	07/28/2021		3,455	3,481,387
Restaurant Holding Co., LLC, First Lien Term Loan (1 mo. USD LIBOR + 7.75%)	9.10%	02/28/2019		1,644	1,605,108
Steak ‘n Shake Inc., Term Loan (1 mo. USD LIBOR + 3.75%)(e)	5.10%	03/19/2021		2,371	2,181,636
TKC Holdings, Inc., First Lien Term Loan (1 mo. USD LIBOR + 4.25%)	5.60%	02/01/2023		11	10,799
First Lien Term Loan (2 mo. USD LIBOR + 4.25%)	5.67%	02/01/2023		4,233	4,287,329
TMK Hawk Parent, Corp., Delayed Draw Term Loan(d)	—	09/26/2024		128	129,300
Term Loan (2 mo. USD LIBOR + 3.50%)	4.82%	09/26/2024		7	7,241
Term Loan (3 mo. USD LIBOR + 3.50%)	4.88%	09/26/2024		2,864	2,889,069

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Food Service–(continued)

US Foods, Inc., Second Lien Term Loan (1 mo. USD LIBOR + 2.50%)	3.85%	06/27/2023		$20,192	$20,331,071
Weight Watchers International, Inc., Term Loan(d)	—	11/29/2024		3,641	3,593,044
					58,927,998

Health Care–3.99%

Acadia Healthcare Co., Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	4.10%	02/11/2022		1,340	1,351,800
Term Loan B-2 (1 mo. USD LIBOR + 2.75%)	3.99%	02/16/2023		5,239	5,276,278

Air Medical Group Holdings, Inc., Term Loan(d)	—	09/30/2024		3,683	3,707,270
Argon Medical Devices Holdings, Inc., First Lien Term Loan(d)	—	11/02/2024		926	931,533
Second Lien Term Loan(d)	—	11/02/2025		220	220,982
ATI Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	4.85%	05/10/2023		1,587	1,603,008
CareCore National, LLC, Term Loan (1 mo. USD LIBOR + 4.00%)(e)	5.35%	03/05/2021		8,388	8,414,045
Community Health Systems, Inc., Revolver Loan(e)(f)	0.00%	01/27/2019		1,974	1,847,528
Term Loan G (3 mo. USD LIBOR + 2.75%)	4.23%	12/31/2019		2,161	2,106,716
Convatec Inc., Term Loan B (3 mo. USD LIBOR + 2.50%)	3.58%	10/31/2023		634	637,834
DJO Finance LLC, Term Loan (1 mo. USD LIBOR + 3.25%)	4.60%	06/07/2020		3,933	3,904,948
Term Loan (3 mo. USD LIBOR + 3.25%)	4.59%	06/07/2020		4,025	3,996,421
Envision Healthcare Corp., Term Loan (3 mo. USD LIBOR + 3.00%)	4.35%	12/01/2023		2,952	2,962,955
Explorer Holdings, Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	5.13%	05/02/2023		3,372	3,400,263
Global Healthcare Exchange, LLC, Term Loan (3 mo. USD LIBOR + 3.25%)	4.58%	06/30/2024		2,397	2,409,923
Greatbatch Ltd., Term Loan B (1 mo. USD LIBOR + 3.25%)	4.50%	10/27/2022		3,492	3,525,202
HC Group Holdings III, Inc., First Lien Term Loan (3 mo. USD LIBOR + 5.00%)	6.35%	04/07/2022		4,980	5,035,610
HCA, Inc., Term Loan B-9 (1 mo. USD LIBOR + 2.00%)	3.35%	03/17/2023		4,100	4,119,967
INC Research Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	3.60%	08/01/2024		472	472,756
Kinetic Concepts, Inc., Term Loan (3 mo. USD LIBOR + 3.25%)	4.58%	02/03/2024		8,587	8,573,145
MPH Acquisition Holdings LLC, Term Loan (3 mo. USD LIBOR + 3.00%)	4.33%	06/07/2023		15,327	15,357,022
Nidda Healthcare Holding AG (Germany), Term Loan B-2(f)	0.00%	09/30/2024	GBP	486	664,858
Ortho-Clinical Diagnostics, Inc., Term Loan (3 mo. USD LIBOR + 3.75%)	5.08%	06/30/2021		1,598	1,604,124
PAREXEL International Corp., Term Loan (1 mo. USD LIBOR + 3.00%)	4.35%	09/27/2024		8,759	8,820,136
Quintiles IMS Inc., Term Loan B-2 (3 mo. USD LIBOR + 2.00%)	3.32%	01/14/2025		1,797	1,808,797
Surgery Center Holdings, Inc., Term Loan (1 mo. USD LIBOR + 3.25%)	4.60%	08/31/2024		2,104	2,076,207
Team Health Holdings, Inc., Term Loan (1 mo. USD LIBOR + 2.75%)	4.10%	02/06/2024		5,573	5,461,231
Unilabs Diagnostics AB (Sweden), Revolver Loan(e)(f)	0.00%	03/12/2021	EUR	1,850	2,187,216
WP CityMD Bidco LLC, Term Loan (3 mo. USD LIBOR + 4.00%)	5.33%	06/07/2024		1,674	1,685,894
					104,163,669

Home Furnishings–0.83%

Comfort Holding, LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.75%)	6.00%	02/05/2024		4,479	4,092,410
Second Lien Term Loan (1 mo. USD LIBOR + 10.00%)	11.25%	02/03/2025		537	443,954
Global Appliance Inc., Term Loan B (3 mo. USD LIBOR + 4.00%)	5.34%	09/29/2024		3,649	3,673,655
Hayward Industries, Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.50%)	4.85%	08/05/2024		1,635	1,642,017
Hilding Anders AB (Sweden), Term Loan B(d)	—	11/30/2024	EUR	2,191	2,615,487
Serta Simmons Bedding, LLC, First Lien Term Loan (3 mo. USD LIBOR + 3.50%)	4.85%	11/08/2023		6,876	6,668,159
TGP Holdings III, LLC, Delayed Draw Term Loan(e)(f)	0.00%	09/25/2024		246	245,992
First Lien Term Loan (3 mo. USD LIBOR + 5.00%)	6.33%	09/25/2024		1,553	1,568,201
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%)	9.83%	09/25/2025		677	682,133
					21,632,008

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Industrial Equipment–2.77%

Accudyne Industries LLC, Term Loan (3 mo. USD LIBOR + 3.75%)	5.08%	08/18/2024		$3,063	$3,082,892
CIRCOR International, Inc., Term Loan B(d)	—	12/11/2024		4,622	4,622,380
Clark Equipment Co., Term Loan B (1 mo. USD LIBOR + 2.75%)	3.83%	05/18/2024		6,486	6,527,437
Columbus McKinnon Corp., Term Loan (3 mo. USD LIBOR + 3.00%)	4.33%	01/31/2024		913	921,332
Crosby US Acquisition Corp., First Lien Term Loan (3 mo. USD LIBOR + 3.00%)	4.45%	11/23/2020		4,622	4,411,504
DXP Enterprises, Inc., Term Loan (1 mo. USD LIBOR + 5.50%) (Acquired 08/17/2017; Cost $1,434,745) (e)	6.85%	08/29/2023		1,449	1,457,865
Engineered Machinery Holdings, Inc., First Lien Delayed Draw Term Loan(f)	0.00%	07/19/2024		34	33,544
First Lien Delayed Draw Term Loan (3 mo. USD LIBOR + 3.25%)	4.58%	07/19/2024		112	111,813
First Lien Term Loan (2 mo. USD LIBOR + 3.25%)	4.56%	07/19/2024		1,116	1,118,128
Second Lien Delayed Draw Term Loan(f)	0.00%	07/18/2025		87	86,930
Second Lien Delayed Draw Term Loan (3 mo. USD LIBOR + 3.25%)	8.58%	07/18/2025		12	11,854
Second Lien Term Loan (3 mo. USD LIBOR + 7.25%)	8.56%	07/18/2025		817	829,790
Filtration Group Corp., First Lien Term Loan (2 mo. USD LIBOR + 3.00%)	4.38%	11/23/2020		5,426	5,478,022
Gardner Denver, Inc., Term Loan B-1 (3 mo. USD LIBOR + 2.75%)	4.08%	07/30/2024		5,072	5,095,984
Generac Power System, Inc., Term Loan (3 mo. USD LIBOR + 2.25%)	3.59%	05/31/2023		2,282	2,292,252
LSFX Flavum Bidco, Term Loan B (3 mo. EURIBOR + 4.50%)	4.50%	09/30/2024	EUR	1,433	1,714,876
Milacron LLC, Term Loan B (1 mo. USD LIBOR + 2.75%)	4.10%	09/25/2023		7,584	7,603,382
MX Holdings US, Inc., Term Loan B-1-B (1 mo. USD LIBOR + 2.75%)	4.10%	08/14/2023		2,786	2,809,992
North American Lifting Holdings, Inc., First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	5.83%	11/27/2020		3,442	3,238,698
Rexnord LLC/ RBS Global, Inc., Term Loan B (1 mo. USD LIBOR + 2.75%)	4.02%	08/21/2023		1,016	1,019,178
Term Loan B (3 mo. USD LIBOR + 2.75%)	4.10%	08/21/2023		7,321	7,342,508
Robertshaw US Holding Corp., First Lien Term Loan (3 mo. USD LIBOR + 4.50%)	5.75%	08/10/2024		2,039	2,058,134
Second Lien Term Loan (1 mo. USD LIBOR + 9.00%)	10.25%	02/10/2025		684	684,056
Tank Holding Corp., Term Loan (1 mo. USD LIBOR + 4.25%)	5.49%	03/16/2022		232	233,944
Term Loan (2 mo. USD LIBOR + 4.25%)	5.57%	03/16/2022		283	285,298
Term Loan (3 mo. USD LIBOR + 4.25%)	5.59%	03/16/2022		567	570,595
Terex Corp., Incremental Term Loan (3 mo. USD LIBOR + 2.25%)	3.58%	01/31/2024		1,369	1,375,365
Vantiv, LLC, Incremental Term Loan B (1 mo. USD LIBOR + 2.00%)	3.25%	08/07/2024		5,321	5,354,662
Incremental Term Loan B-1(d)	—	09/20/2024		1,671	1,678,027
Term Loan B-3 (1 mo. USD LIBOR + 2.00%)	3.25%	10/14/2023		291	292,812
					72,343,254

Insurance–0.71%

Acrisure, LLC, First Lien Term Loan (2 mo. USD LIBOR + 4.25%)	5.65%	11/22/2023		93	93,616
Alliant Holdings I, L.P., Term Loan (3 mo. USD LIBOR + 3.25%)	4.49%	08/12/2022		667	670,914
AmWINS Group, LLC, First Lien Term Loan (1 mo. USD LIBOR + 2.75%)	4.07%	01/25/2024		5,015	5,035,030
Second Lien Term Loan (1 mo. USD LIBOR + 6.75%)	8.10%	01/25/2025		374	380,523
Hub International Ltd., Term Loan (2 mo. USD LIBOR + 3.00%)	4.35%	10/02/2020		10	10,166
Term Loan (3 mo. USD LIBOR + 3.00%)	4.41%	10/02/2020		3,911	3,932,548
USI Inc., Incremental Term Loan ((1 mo. USD LIBOR + 3.00%)	4.35%	05/16/2024		4,586	4,574,268
Term Loan (6 mo. USD LIBOR + 3.00%)	4.35%	05/16/2024		3,813	3,811,358
					18,508,423

Leisure Goods, Activities & Movies–2.92%

Alpha Topco Ltd. (United Kingdom), Term Loan B-3 (1 mo. USD LIBOR + 3.25%)	4.35%	02/01/2024		17,088	17,207,144
AMC Entertainment Inc., Incremental Term Loan (1 mo. USD LIBOR + 2.25%)	3.50%	12/15/2023		4,386	4,389,797
Term Loan (1 mo. USD LIBOR + 2.25%)	3.50%	12/15/2022		3,585	3,598,258
Ancestry.com Operations Inc., First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	4.50%	10/19/2023		2,335	2,352,234
Bright Horizons Family Solutions, Inc., Term Loan B (1 mo. USD LIBOR + 2.00%)	3.35%	11/07/2023		4,414	4,435,748

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Leisure Goods, Activities & Movies–(continued)

CWGS Group, LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	4.24%	11/08/2023		$6,870	$6,921,708
Cyan Blue Holdco 3 Ltd. (Jersey), Term Loan B-2 (1 mo. USD LIBOR + 3.50%)	4.83%	08/23/2024		2,995	3,022,288
Dorna Sports, S.L. (Spain), Term Loan B-2 (3 mo. USD LIBOR + 3.50%)	4.77%	04/12/2024		2,475	2,467,085
Equinox Holdings Inc., Second Lien Term Loan (1 mo. USD LIBOR + 7.00%)	8.35%	09/06/2024		362	374,311
Term Loan B-1 (1 mo. USD LIBOR + 3.00%) (d)	—	03/08/2024		3,490	3,520,568
Fitness International, LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	4.85%	07/01/2020		4,340	4,408,478
Live Nation Entertainment, Inc., Term Loan B-3 (1 mo. USD LIBOR + 2.25%)	3.63%	10/31/2023		457	461,182
MTL Publishing LLC, Term Loan B-5 (1 mo. USD LIBOR + 2.50%)	3.91%	08/21/2023		4,557	4,577,432
Orbiter International S.a.r.l. (Luxembourg), Term Loan B-2(e)	4.25%	07/06/2024	CHF	1,039	1,067,594
Regal Cinemas Corp., Term Loan (1 mo. USD LIBOR + 2.00%)	3.35%	04/01/2022		5,160	5,160,972
Sabre GLBL Inc., Incremental Term Loan B-1 (1 mo. USD LIBOR + 2.25%)	3.60%	02/22/2024		624	627,571
Shutterfly Inc., Delayed Draw Term Loan B (1 mo. USD LIBOR + 2.50%)	3.74%	08/17/2024		1,298	1,295,725
UFC Holdings, LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.25%)	4.58%	08/18/2023		7,871	7,926,774
Second Lien Term Loan (1 mo. USD LIBOR + 7.50%)	8.83%	08/18/2024		2,441	2,488,322
					76,303,191

Lodging & Casinos–4.52%

B&B Hotels S.A.S. (France), Term Loan B (3 mo. EURIBOR + 4.00%)(d)	—	03/14/2023	EUR	3,071	3,683,641
Belmond Interfin Ltd. (Bermuda), Term Loan (1 mo. USD LIBOR + 2.75%)	4.10%	07/03/2024		3,936	3,948,467
Boyd Gaming Corp., Term Loan B (1 wk. USD LIBOR + 2.50%)	3.70%	09/15/2023		1,129	1,135,532
Caesars Entertainment Operating Co., LLC, Term Loan B(d)	—	04/04/2024		654	655,012
Caesars Growth Properties Holdings, LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.00%)	4.10%	05/08/2021		3,787	3,791,307
Caesars Resort Collection, LLC, Term Loan B(d)	—	10/30/2024		22,609	22,758,494
CityCenter Holdings, LLC, Term Loan B (1 mo. USD LIBOR + 2.50%)	3.85%	04/18/2024		2,116	2,128,462
Four Seasons Hotels Ltd. (Canada), Term Loan (1 mo. USD LIBOR + 2.50%)	3.85%	11/30/2023		5,103	5,137,570
Golden Nugget, Inc., Incremental First Lien Term Loan (2 mo. USD LIBOR + 3.25%)	4.60%	10/04/2023		5,611	5,660,096
Hilton Worldwide Finance, LLC, Term Loan B-2 (1 mo. USD LIBOR + 2.00%)	3.33%	10/25/2023		5,083	5,114,354
La Quinta Intermediate Holdings LLC, Term Loan (3 mo. USD LIBOR + 2.75%)	4.11%	04/14/2021		11,738	11,814,187
RHP Hotel Properties, LP, Term Loan B (3 mo. USD LIBOR + 2.25%)	3.67%	05/11/2024		1,678	1,691,026
Scientific Games International, Inc., Multicurrency Revolver Loan(e)(f)	0.00%	10/18/2018		6,990	6,937,871
Revolver Loan(e)(f)	0.00%	10/18/2018		2,879	2,857,461
Term B-4 Loan (2 mo. USD LIBOR + 3.25%)	4.67%	08/14/2024		10,337	10,441,415
Term Loan B-4 (1 mo. USD LIBOR + 3.25%)	4.60%	08/14/2024		2,843	2,872,206
Station Casinos LLC, Term Loan B (1 mo. USD LIBOR + 2.50%)	3.82%	06/08/2023		7,915	7,943,488
Twin River Management Group, Inc., Term Loan (3 mo. USD LIBOR + 3.50%)	4.83%	07/10/2020		6,056	6,139,644
VICI Properties 1 LLC, Term Loan B (1 mo. USD LIBOR + 3.50%)	4.75%	10/15/2022		13,339	13,357,039
					118,067,272

Nonferrous Metals & Minerals–0.21%

American Rock Salt Co. LLC, First Lien Term Loan (1 mo. USD LIBOR + 3.75%)	5.10%	05/20/2021		1	890
First Lien Term Loan (3 mo. USD LIBOR + 3.75%)	5.23%	05/20/2021		2,837	2,840,691
First Lien Term Loan B (1 mo. USD LIBOR + 3.75%)	5.10%	05/20/2021		7	6,529
Dynacast International LLC, First Lien Term Loan B-2 (3 mo. USD LIBOR + 3.25%)	4.58%	01/28/2022		2,473	2,498,170
Second Lien Term Loan (3 mo. USD LIBOR + 8.50%) (Acquired 01/30/2015; Cost $25,028)(e)	9.83%	01/30/2023		25	25,484
					5,371,764

Oil & Gas–4.67%

Ascent Resources - Marcellus, LLC, First Lien Term Loan (1 mo. USD LIBOR + 4.25%)(h)	0.00%	08/04/2020		5,196	3,944,703
BCP Raptor, LLC, Term Loan (2 mo. USD LIBOR + 4.25%)	5.73%	06/24/2024		4,121	4,161,810
BCP Renaissance Parent LLC, Term Loan (3 mo. USD LIBOR + 4.00%)	5.38%	10/31/2024		7,002	7,078,908
Bronco Midstream Funding, LLC, Term Loan (3 mo. USD LIBOR + 4.00%)	5.44%	08/17/2020		4,830	4,878,350

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Oil & Gas–(continued)

California Resources Corp., Term Loan(d)	—	12/31/2022		$2,373	$2,341,474
Term Loan (1 mo. USD LIBOR + 10.38%)	11.66%	12/31/2021		4,004	4,344,273
Citgo Holdings, Inc., Term Loan (3 mo. USD LIBOR + 8.50%)	9.84%	05/12/2018		8,301	8,342,043
Citgo Petroleum Corp., Term Loan B (3 mo. USD LIBOR + 3.50%)	4.84%	07/29/2021		3,796	3,753,136
Crestwood Holdings LLC, Term Loan B-1 (1 mo. USD LIBOR + 8.00%)	9.44%	06/19/2019		5,337	5,363,715

Fieldwood Energy LLC, Term Loan (3 mo. USD LIBOR + 2.88%)	4.21%	10/01/2018		366	355,189
Term Loan (3 mo. USD LIBOR + 7.00%)	8.33%	08/31/2020		9,453	8,412,925
Floatel International Ltd., Term Loan (3 mo. USD LIBOR + 5.00%)	6.33%	06/27/2020		7,445	5,683,002
Gulf Finance, LLC, Term Loan B (3 mo. USD LIBOR + 5.25%)	6.59%	08/25/2023		8,847	8,315,941
HGIM Corp., Term Loan B (3 mo. USD LIBOR + 4.50%)	7.75%	06/18/2020		9,362	3,467,954
Medallion Midland Acquisition, LLC, Term Loan (2 mo. USD LIBOR + 3.25%)	4.56%	10/31/2024		2,307	2,316,028
Ocean Rig 1 Inc., Term Loan (3 mo. USD Fixed + 8.00%)	8.00%	09/20/2024		1,523	1,541,624
Osum Production Corp. (Canada), Term Loan (3 mo. USD LIBOR + 5.50%)(e)	6.83%	07/31/2020		4,698	3,957,936
Pacific Drilling S.A. (Luxembourg), Term Loan (3 mo. USD LIBOR + 3.50%)(h)(i)	0.00%	06/03/2018		2,474	884,351
Paragon Offshore Finance Co.,(Cayman Islands) PIK Term Loan, 6.35% PIK Rate, 1.00% Cash Rate (g)(i)	6.35%	07/18/2022		159	133,888
Term Loan (Prime rate + 1.75%) (Acquired 07/18/2014; Cost $21,611)(e)(h)(i)	0.00%	07/16/2021		22	0
Petroleum GEO-Services ASA, Term Loan (3 mo. USD LIBOR + 2.50%)	3.83%	03/19/2021		10,337	8,577,596
Seadrill Operating L.P., Term Loan (3 mo. USD LIBOR + 3.00%)	4.33%	02/21/2021		21,680	16,807,782
Southcross Energy Partners, L.P., Term Loan (3 mo. USD LIBOR + 4.25%)	5.58%	08/04/2021		1,836	1,811,994
Sunoco LP, Term Loan (1 mo. USD LIBOR + 2.75%)	4.10%	10/01/2019		2,784	2,783,804
Traverse Midstream Partners LLC, Term Loan (2 mo. USD LIBOR + 4.00%)	5.33%	09/27/2024		4,245	4,291,855
Veresen Midstream US LLC, Term Loan B-3 (1 mo. USD LIBOR + 3.00%)	4.35%	03/31/2022		2,675	2,697,275
Weatherford International Ltd. (Bermuda), Term Loan (1 mo. USD LIBOR + 2.30%)	3.65%	07/13/2020		5,965	5,834,977
					122,082,533

Publishing–1.27%

Ascend Learning, LLC, Term Loan (3 mo. USD LIBOR + 3.25%)	4.60%	07/12/2024		2,882	2,903,211
Merrill Communications LLC, Term Loan (3 mo. USD LIBOR + 5.25%)(e)	6.63%	06/01/2022		78	78,313
Nielsen Finance LLC, Term Loan B-4 (1 mo. USD LIBOR + 2.00%)	3.24%	10/04/2023		16,477	16,570,326
ProQuest LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	5.10%	10/24/2021		3,137	3,177,041
Tribune Media Co., Term Loan C (1 mo. USD LIBOR + 3.00%)	4.35%	01/27/2024		10,454	10,492,882
					33,221,773

Radio & Television–1.84%

E.W. Scripps Co., Term Loan (1 mo. USD LIBOR + 2.25%)	3.49%	10/02/2024		1,243	1,250,752
Gray Television, Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.50%)	3.49%	02/07/2024		616	620,094
iHeartCommunications, Inc., Term Loan D (1 mo. USD LIBOR + 6.75%)	8.08%	01/30/2019		15,666	11,884,006
Term Loan E (1 mo. USD LIBOR + 7.50%)	8.83%	07/30/2019		29,570	22,306,899
Mission Broadcasting, Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.50%)(d)	—	01/17/2024		27	27,414
Nexstar Broadcasting, Inc., Term Loan B-2 (1 mo. USD LIBOR + 2.50%)(d)	—	01/17/2024		216	217,146
Raycom TV Broadcasting, LLC, Term Loan B (1 mo. USD LIBOR + 2..75%)	4.08%	08/23/2024		3,590	3,621,612
Sinclair Television Group, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	3.60%	01/03/2024		8,115	8,132,816
					48,060,739

Retailers (except Food & Drug)–3.17%

Action Holding B.V. (Netherlands), Term Loan B (3 mo. EURIBOR + 3.50%)	3.25%	02/25/2022	EUR	975	1,170,299
Bass Pro Group, LLC, Term Loan (3 mo. USD LIBOR + 5.00%)	6.35%	09/25/2024		11,729	11,490,493
BJ’s Wholesale Club, Inc., Term Loan B (3 mo. USD LIBOR + 3.75%)	4.74%	02/03/2024		2,321	2,288,342
CDW LLC, Term Loan (3 mo. USD LIBOR + 2.00%)	3.34%	08/17/2023		2,232	2,251,300
David’s Bridal, Inc., Term Loan (3 mo. USD LIBOR + 4.00%)	5.34%	10/11/2019		2,370	1,987,031
Fullbeauty Brands Holdings Corp., Term Loan (1 mo. USD LIBOR + 4.75%)	6.10%	10/14/2022		5,486	3,291,535
J. Crew Group, Inc., Term Loan (1 mo. USD LIBOR + 3.22%)	4.51%	03/05/2021		279	162,403
Term Loan (3 mo. USD LIBOR + 3.22%)	4.55%	03/05/2021		419	244,122

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Retailers (except Food & Drug)–(continued)

Jill Acquisition LLC, Term Loan (3 mo. USD LIBOR + 5.00%)	6.38%	05/08/2022		$852	$795,335
Lands’ End, Inc., Term Loan B (1 mo. USD LIBOR + 3.25%)	4.58%	04/02/2021		5,245	4,384,615
Michaels Stores, Inc., Term Loan B-1 (1 mo. USD LIBOR + 2.75%)	4.07%	01/28/2023		108	107,321
Moran Foods LLC, Term Loan (1 mo. USD LIBOR + 6.00%)	7.35%	12/05/2023		3,365	2,694,606
National Vision, Inc., Revolver Loan(e)(f)	0.00%	03/13/2019		3,004	2,763,997
Term Loan (1 mo. USD LIBOR + 2.75%)	4.03%	11/12/2024		1,310	1,311,653
Party City Holdings Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	4.43%	08/19/2022		1,909	1,914,196
Payless Inc., Term Loan A-1 (1 mo. USD LIBOR + 8.00%)	9.32%	02/10/2022		1,550	1,553,250
Term Loan A-2 (1 mo. USD LIBOR + 9.00%)	10.32%	08/10/2022		2,910	2,786,415
Petco Animal Supplies, Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	4.38%	01/26/2023		5,305	4,207,325
Pier 1 Imports (U.S.), Inc., Term Loan (3 mo. USD LIBOR + 3.50%) (Acquired 04/30/2014-02/11/2015; Cost $1,495,803) (e)	4.83%	04/30/2021		1,509	1,448,587
Sally Holdings, Inc., Term Loan B (1 mo. USD LIBOR + 2.50%)	3.88%	07/05/2024		1,117	1,115,780
Savers Inc., Term Loan (2 mo. USD LIBOR + 3.75%)	5.04%	07/09/2019		13	11,974
Term Loan (3 mo. USD LIBOR + 3.75%)	5.11%	07/09/2019		4,974	4,538,329
Sears Roebuck Acceptance Corp., Term Loan (1 mo. USD LIBOR + 4.50%)	5.85%	06/30/2018		10,004	9,987,780
Staples, Inc., Term Loan (3 mo. USD LIBOR + 4.00%)	5.31%	09/12/2024		7,185	6,898,788
Toys ‘R’ US Property Co. I, LLC, Term Loan (1 mo. USD LIBOR + 5.00%)	6.35%	08/21/2019		12,695	11,679,026
Toys ‘R’ Us-Delaware, Inc., Term Loan B-2 (3 mo. USD LIBOR + 3.75%)(i)	7.00%	05/25/2018		89	30,795
Term Loan B-3 (3 mo. USD LIBOR + 3.75%)(i)	7.00%	05/25/2018		25	8,835
Vivarte (France), Term Loan, 7.00% PIK Rate, 4.00% Cash Rate(g)	7.00%	10/29/2019	EUR	1,593	1,748,458
					82,872,590

Steel–0.04%

Atkore International, Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	4.34%	12/22/2023		1,090	1,097,842

Surface Transport–1.11%
Kenan Advantage Group, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	4.35%	07/29/2022		1,928	1,939,580
Term Loan (1 mo. USD LIBOR + 3.00%)	4.35%	07/29/2022		7,286	7,328,958
Odyssey Logistics & Technology Corp., Term Loan (1 mo. USD LIBOR + 4.25%) (Acquired 10/06/2017; Cost $1,827,193)	5.60%	10/12/2024		1,836	1,845,439
PODS LLC, Term Loan B-3(d)	—	12/06/2024		7,582	7,629,713
Stena International S.A. (Luxembourg), Term Loan (3 mo. USD LIBOR + 3.00%)	4.34%	03/03/2021		4,534	4,278,664
U.S. Shipping Corp., Term Loan B-2 (1 mo. USD LIBOR + 4.25%)	5.60%	06/26/2021		3,264	2,929,421
XPO Logistics, Inc., Term Loan B (3 mo. USD LIBOR + 2.25%)	3.60%	11/01/2021		3,147	3,166,888
					29,118,663

Telecommunications–6.73%

Avaya Inc., DIP Term Loan (1 mo. USD LIBOR + 7.50%)	8.70%	01/24/2018		1,995	1,999,530
CenturyLink, Inc., Term Loan B (1 mo. USD LIBOR 2.75%)	4.10%	01/31/2025		20,906	20,080,287
Colorado Buyer Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	4.38%	05/01/2024		3,648	3,671,819
Communications Sales & Leasing, Inc., Term Loan B (1 mo. USD LIBOR + 3.00%)	4.35%	10/24/2022		12,366	11,948,514
Consolidated Communications, Inc., Term Loan (1 mo. USD LIBOR + 3.00%)	4.35%	10/05/2023		17,413	17,166,721
Frontier Communications Corp., Term Loan (1 mo. USD LIBOR + 2.75%)	4.10%	03/31/2021		5,288	5,093,844
Term Loan B-1 (1 mo. USD LIBOR + 3.75%)	5.09%	06/15/2024		1,828	1,746,721
GTT Communications, Inc., Term Loan B (1 mo. USD LIBOR + 3.25%)	4.63%	01/09/2024		4,137	4,176,194
Intelsat Jackson Holdings S.A., Term Loan B-2 (3 mo. USD LIBOR + 2.75%)	4.07%	06/30/2019		5,021	5,014,022
Level 3 Financing, Inc., Term Loan B (1 mo. USD LIBOR + 2.25%)	3.70%	02/22/2024		14,582	14,587,717
MTN Infrastructure TopCo, Inc., Delayed Draw Term Loan(d)	—	11/17/2024		1,953	1,957,035
Term Loan (1 mo. USD LIBOR +3.25%)	4.60%	11/17/2024		1,898	1,910,560
Rackspace Hosting, Inc., Term Loan B(d)	—	11/03/2023		406	406,161

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date	Principal Amount (000)(a)	Value

Telecommunications–(continued)

Radiate Holdco, LLC, Incremental Term Loan(d)	—	02/01/2024	$3,769	$3,732,582
Term Loan (1 mo. USD LIBOR + 3.00%)	4.35%	02/01/2024	3,036	3,017,363
SBA Senior Finance II LLC, Incremental Term Loan B-1-A (1 mo. USD LIBOR + 2.25%)	3.60%	03/24/2021	581	583,346
Incremental Term Loan B-2 (1 mo. USD LIBOR + 2.25%)	3.60%	06/10/2022	3,788	3,802,037
Sprint Communications Inc., Term Loan (1 mo. USD LIBOR + 2.50%)	3.88%	02/02/2024	16,907	16,930,123
Syniverse Holdings, Inc., Term Loan (3 mo. USD LIBOR + 3.00%)	4.25%	04/23/2019	6,285	6,204,509
Term Loan B (3 mo. USD LIBOR + 3.00%)	4.33%	04/23/2019	6,367	6,284,965
Telesat LLC, Term Loan B-4 (3 mo. USD LIBOR + 3.00%)	4.32%	11/17/2023	15,952	16,063,054
U.S. Telepacific Corp., Term Loan (3 mo. USD LIBOR + 5.00%)	6.35%	05/02/2023	6,879	6,629,825
Windstream Services, LLC, Term Loan B-6 (1 mo. USD LIBOR + 4.00%)	5.27%	03/29/2021	11,931	11,274,383
Term Loan B-7 (2 mo. USD LIBOR + 3.25%)	4.52%	02/17/2024	2,644	2,384,932
Zayo Group, LLC, Incremental Term Loan B-1 (1 mo. USD LIBOR + 2.00%)	3.31%	01/19/2021	1,777	1,782,604
Term Loan B-2 (1 mo. USD LIBOR + 2.25%)	3.56%	01/19/2024	7,228	7,257,068
				175,705,916

Utilities–7.33%

AES Corp., (The), Term Loan (3 mo. USD LIBOR + 2.00%)	3.45%	05/24/2022	985	989,129
APLP Holdings L.P. (Canada), Term Loan (1 mo. USD LIBOR + 3.50%)	4.85%	04/13/2023	5,281	5,379,912
Aria Energy Operating LLC, Term Loan (1 mo. USD LIBOR + 4.50%)(e)	5.85%	05/27/2022	1,301	1,312,525
Calpine Construction Finance Co., L.P., Term Loan B-1 (1 mo. USD LIBOR + 2.25%)	3.60%	05/03/2020	774	774,700
Term Loan B-2 (1 mo. USD LIBOR + 2.50%)	3.85%	01/31/2022	11,986	12,019,969
Calpine Corp., Term Loan (3 mo. USD LIBOR + 2.75%)	4.09%	01/15/2024	6,094	6,107,406
Term Loan (3 mo. USD LIBOR + 2.75%)	4.09%	01/15/2024	7,544	7,566,498
Term Loan B-7 (3 mo. USD LIBOR + 2.75%)	3.10%	12/31/2019	3,129	3,136,060
Term Loan B-7 (3 mo. USD LIBOR + 2.75%)	4.09%	05/31/2023	3,364	3,371,841
Dynegy Inc., Term Loan C-1 (1 mo. USD LIBOR + 3.25%)	4.60%	02/07/2024	17,651	17,772,105
Eastern Power, LLC, Term Loan (1 mo. USD LIBOR + 3.75%)	5.10%	10/02/2023	7,573	7,647,501
Energy Future Intermediate Holding Co. LLC, DIP Term Loan (1 mo. USD LIBOR + 3.00%)	4.35%	06/30/2018	15,292	15,360,228
ExGen Renewables IV, LLC, Term Loan(d)	—	11/28/2024	2,894	2,922,636
Granite Acquisition, Inc., First Lien Term Loan B (3 mo. USD LIBOR + 4.00%)	5.34%	12/17/2021	5,425	5,492,240
First Lien Term Loan C (3 mo. USD LIBOR + 4.00%)	5.33%	12/17/2021	243	246,120
Second Lien Term Loan B (3 mo. USD LIBOR + 7.25%)	8.58%	12/19/2022	1,019	1,025,822
Lightstone Holdco LLC, Term Loan B (1 mo. USD LIBOR + 4.50%)	5.85%	01/30/2024	8,986	9,026,927
Term Loan C (1 mo. USD LIBOR + 4.50%)	5.85%	01/30/2024	560	562,469
Nautilus Power, LLC, Term Loan (1 mo. USD LIBOR + 4.25%)	5.60%	05/16/2024	3,793	3,831,265
NRG Energy Inc., Revolver Loan A(e)(f)	0.00%	07/01/2018	41,372	41,127,025
Term Loan (3 mo. USD LIBOR + 2.25%)	3.58%	06/30/2023	12,668	12,697,062
Pike Corp., Term Loan (1 mo. USD LIBOR + 3.50%)	4.85%	09/20/2024	1,704	1,731,438
Southeast PowerGen LLC, Term Loan B (3 mo. USD LIBOR + 3.50%)	4.84%	12/02/2021	1,257	1,180,407
TerraForm Power Operating, LLC, Term Loan (2 mo. USD LIBOR + 2.75%)	4.15%	11/08/2022	825	833,779
USIC Holding, Inc., Term Loan B (3 mo. USD LIBOR + 3.50%)	5.00%	12/08/2023	5,969	6,022,613

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Utilities–(continued)

Vistra Operations Co. LLC, Incremental Term Loan (3 mo. USD LIBOR + 2.75%)	4.08%	12/14/2023		$471	$474,634
Term Loan (1 mo. USD LIBOR + 2.75%)	4.10%	08/04/2023		13,724	13,799,017
Term Loan (1 mo. USD LIBOR + 2.75%)	4.02%	12/14/2023		1,457	1,467,939
Term Loan (3 mo. USD LIBOR + 2.75%)	4.08%	08/04/2023		3,584	3,603,756
Term Loan C (1 mo. USD LIBOR + 2.75%)	4.08%	08/04/2023		3,977	3,999,046
					191,482,069
Total Variable Rate Senior Loan Interests					2,462,845,184

Bonds & Notes–4.83%

Air Transport–0.21%

Mesa Airlines, Inc., Class B (Acquired 11/25/2015; Cost $5,538,861) (j)	5.75%	07/15/2025		5,539	5,511,166

Automotive–0.30%

Federal-Mogul Holdings Corp.(j)(k)	5.00%	07/15/2024	EUR	892	1,058,937
Federal-Mogul Holdings Corp. (3 mo. EURIBOR + 4.88%)(j)(k)	4.88%	04/15/2024	EUR	2,000	2,409,693
Schaeffler AG (Germany)(j)	4.13%	09/15/2021		1,066	1,085,041
Schaeffler AG (Germany)(j)	4.50%	09/15/2023		1,066	1,093,983
Schaeffler AG (Germany)(j)	4.75%	09/15/2026		1,965	1,989,562
Superior Industries International, Inc.(j)	6.00%	06/15/2025	EUR	105	122,900
					7,760,116

Building & Development–0.05%

Haya Finance 2017 S.A. (Spain) (j)(k)	5.25%	11/15/2022	EUR	497	588,188
Haya Finance 2017 S.A. (Spain) (3 mo. EURIBOR + 5.13%)(j)(k)	5.13%	11/15/2022	EUR	657	779,061
					1,367,249

Business Equipment & Services–0.18%

Dream Secured Bondco AB (Sweden)(j)	5.75%	12/01/2023	EUR	1,714	2,080,331
ICBPI (United Kingdom) (6 mo. EURIBOR + 8.00%)(j)(k)	7.73%	05/30/2021	EUR	2,250	2,716,893
					4,797,224

Cable & Satellite Television–1.11%

Altice Financing S.A. (Luxembourg)(j)	6.63%	02/15/2023		851	875,466
Altice Financing S.A. (Luxembourg)(j)	7.50%	05/15/2026		10,469	10,940,105
Altice Financing S.A. (Luxembourg)(j)	4.75%	01/15/2028	EUR	927	1,028,239
Altice US Finance I Corp.(j)	5.50%	05/15/2026		10,933	11,110,661
Numericable - SFR S.A. (France)(j)	6.00%	05/15/2022		555	559,856
Numericable - SFR S.A. (France)(j)	7.38%	05/01/2026		1,889	1,910,251
Telenet Financing USD LLC(j)	3.50%	03/01/2028	EUR	1,300	1,547,325
Virgin Media Bristol LLC (United Kingdom)(j)	5.50%	08/15/2026		1,027	1,078,350
					29,050,253

Chemicals & Plastics–0.31%

Avantor Inc.(j)	4.75%	10/01/2024	EUR	1,558	1,882,981
Avantor Inc.(j)	6.00%	10/01/2024		2,731	2,744,655
Hexion Specialty Chemicals, Inc.	6.63%	04/15/2020		3,966	3,514,868
					8,142,504

Containers & Glass Products–0.27%

Ardagh Glass Finance PLC(j)	4.25%	09/15/2022		1,695	1,735,256
Ardagh Glass Finance PLC(j)	4.63%	05/15/2023		1,643	1,690,236
Horizon Holdings III (France)(j)	8.25%	02/15/2022	EUR	784	998,057
Reynolds Group Holdings Inc. (3 mo. USD LIBOR + 3.50%)(j)(k)	4.86%	07/15/2021		1,868	1,914,700
Reynolds Group Holdings Inc.	5.75%	10/15/2020		634	645,491
					6,983,740

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Electronics & Electrical–0.21%

Blackboard Inc.(j)	9.75%	10/15/2021		$4,356	$3,963,960
Dell International LLC(j)	5.45%	06/15/2023		1,385	1,491,217
					5,455,177

Financial Intermediaries–0.49%

B2Holding ASA (Norway) (3 mo. EURIBOR + 4.25%)(j)(k)	4.25%	11/14/2022	EUR	306	367,403
Cabot Financial S.A. (Luxembourg)(j)	6.50%	04/01/2021	GBP	1,500	2,074,244
Garfunkelux Holdco 3 S.A. (Luxembourg)(j)	11.00%	11/01/2023	GBP	2,132	3,153,485
Garfunkelux Holdco 3 S.A. (Luxembourg) (3 mo. EURIBOR + 3.50%)(j)(k)	3.50%	09/01/2023	EUR	1,320	1,561,940
Nassa Midco AS (Sweden)(j)	2.88%	04/06/2024	EUR	2,701	3,273,345
Nemean Bondco PLC (United Kingdom) (3 mo. GBP LIBOR + 6.50%)(j)(k)	6.95%	02/01/2023	GBP	1,888	2,438,432
					12,868,849

Health Care–0.47%

Care UK Health & Social Care PLC (United Kingdom) (3 mo. GBP LIBOR + 5.00%)(j)(k)	5.38%	07/15/2019	GBP	2,954	3,937,063
DJO Finance LLC	10.75%	04/15/2020		5,087	4,603,735
DJO Finance LLC(j)	8.13%	06/15/2021		1,973	1,874,350
IDH Finance PLC (United Kingdom) (3 mo. GBP LIBOR + 6.00%)(j)(k)	6.53%	08/15/2022	GBP	1,500	1,857,590
					12,272,738

Home Furnishings–0.23%

Shop Direct Funding PLC (United Kingdom)(j)	7.75%	11/15/2022	GBP	4,711	6,069,331

Insurance–0.13%

Domestic & General Group Ltd. (United Kingdom) (3 mo. GBP LIBOR + 5.00%)(j)(k)	5.53%	11/15/2019	GBP	2,450	3,331,108

Lodging & Casinos–0.14%

ESH Hospitality, Inc.(j)	5.25%	05/01/2025		1,390	1,419,538
Travelodge Hotels Ltd. (United Kingdom) (3 mo. GBP LIBOR + 4.88%)(j)(k)	5.40%	05/15/2023	GBP	1,400	1,902,827
VICI Properties 1 LLC	8.00%	10/15/2023		316	353,108
					3,675,473

Nonferrous Metals & Minerals–0.18%

TiZir Ltd. (United Kingdom)(j)	9.50%	07/19/2022		4,451	4,764,204

Oil & Gas–0.04%

Pacific Drilling S.A. (Luxembourg) (i)(j)	5.38%	06/01/2020		2,798	1,038,757

Radio & Television–0.21%

Clear Channel International B.V.(j)	8.75%	12/15/2020		5,141	5,346,640

Retailers (except Food & Drug)–0.14%

Claire’s Stores Inc.(j)	6.13%	03/15/2020		1,210	689,700
Cortefiel, S.A. (Spain) (3 mo. EURIBOR + 5.25%)(j)(k)	5.25%	09/15/2024	EUR	1,097	1,312,507
TWIN SET - Simona Barbieri S.p.A. (Italy) (3 mo. EURIBOR + 5.88%)(j)(k)	5.55%	07/15/2019	EUR	1,346	1,603,277
					3,605,484

Steel–0.00%

ERP Iron Ore, LLC, 8.00% PIK Rate (Acquired 01/30/2017-03/31/2017; Cost $24,368) (e)(g)(j)(k)	8.00%	12/31/2019		71	4,938

Surface Transport–0.02%

Naviera Armas, S.A. (Spain) (3 mo. EURIBOR + 4.25%)(j)(k)	3.92%	11/15/2024	EUR	512	618,975

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Interest Rate	Maturity Date		Principal Amount (000)(a)	Value

Telecommunications–0.14%

Communications Sales & Leasing, Inc.(j)	6.00%	04/15/2023		$1,200	$1,186,500
Communications Sales & Leasing, Inc.(j)	7.13%	12/15/2024		371	338,537
Goodman Networks Inc.	8.00%	05/11/2022		2,668	2,067,819
Windstream Services, LLC	6.38%	08/01/2023		17	11,688
					3,604,544
Total Bonds & Notes					126,268,470

Structured Products–0.90%

Apidos CLO X, Series 2012-10A, Class E, (3 mo. USD LIBOR + 6.25%) (j)(k)	7.63%	10/30/2022		918	921,226
Series 2012-10X, Class E, REGS, (3 mo. USD LIBOR + 6.25%) (j)(k)	7.63%	10/30/2022		2,190	2,197,697
Atrium X LLC, Series 2013-10A, Class E (3 mo. USD LIBOR + 4.50%)(j)(k)	5.86%	07/16/2025		600	601,643
Clontarf Park CLO (Ireland), Series 2017-1A, Class D (3 mo. EURIBOR + 5.10%)(j)(k)	5.10%	08/05/2030	EUR	387	454,286
Highbridge Loan Management, Ltd., Series 2015-6A, Class E-1 (3 mo. USD LIBOR + 5.45%)(j)(k)	6.84%	05/05/2027		500	498,301
ING Investment Management CLO IV, Ltd., Series 2007-4A, Class D (3 mo. USD LIBOR + 4.25%)(j)(k)	5.61%	06/14/2022		293	293,371
ING Investment Management CLO, Ltd., Series 2013-3A, Class D (3 mo. USD LIBOR + 4.50%)(j)(k)	5.85%	01/18/2026		2,501	2,462,109
Madison Park Funding XIV, Ltd., Series 2014-14A, Class F (3 mo. USD LIBOR + 5.40%)(j)(k)	6.76%	07/20/2026		1,915	1,876,123
NewStar Berkeley Fund CLO LLC, Series 2016-1A, Class D (3 mo. USD LIBOR + 5.10%)(j)(k)	6.47%	10/25/2028		2,899	2,924,756
NewStar Commercial Loan Funding, Series 2015-1A, Class D (3 mo. USD LIBOR + 5.50%)(j)(k)	6.86%	01/20/2027		1,000	1,004,967
OCP Euro CLO,(Ireland) Series 2017-1, Class E, (3 mo. EURIBOR + 5.35%) (j)(k)	5.35%	06/18/2030		100	120,818
Series 2017-2, Class E, (3 mo. EURIBOR + 5.00%) (j)(k)	5.00%	01/15/2032		437	524,125
Octagon Investment Partners XIX Ltd., Series 2014-1A, Class E (3 mo. USD LIBOR + 4.85%)(j)(k)	6.21%	04/15/2026		2,920	2,857,677
Octagon Investment Partners XVII Ltd., Series 2014-1A, Class E (3 mo. USD LIBOR + 4.50%)(j)(k)	5.87%	10/25/2025		1,975	1,965,506
Octagon Investment Partners XVIII Ltd., Series 2013-1A, Class D (3 mo. USD LIBOR + 5.25%)(j)(k)	6.67%	12/16/2024		2,359	2,379,157
Regatta IV Funding Ltd., Series 2014-1A, Class E (3 mo. USD LIBOR + 4.95%)(j)(k)	6.32%	07/25/2026		1,153	1,121,602
Symphony CLO VIII, Ltd., Series 2012-8A, Class ER (3 mo. USD LIBOR + 6.00%)(j)(k)	7.35%	01/09/2023		1,156	1,162,695
Total Structured Products					23,366,059

				Shares

Common Stocks & Other Equity Interests–1.55%(l)

Aerospace & Defense–0.08%

IAP Worldwide Services (Acquired 07/18/2014-08/18/2014; Cost $145,528) (e)(j)(m)				134	2,164,588

Automotive–0.02%

Dayco Products, LLC (j)(m)				3,266	104,512
Dayco Products, LLC (j)(m)				3,261	104,352
Transtar Holding Co. , Class A (j)(m)				3,149,478	204,716
					413,580

Building & Development–0.00%

Lake at Las Vegas Joint Venture, LLC , Class A (Acquired 04/28/2010-07/15/2010; Cost $664,569) (e)(j)(m)				518	0
Lake at Las Vegas Joint Venture, LLC , Class B (Acquired 06/30/2010; Cost $3,408,940) (e)(j)(m)				4	0

					0

Building Products–0.08%
Masonite International Corp. (Canada) (m)				27,093	1,995,399

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Shares	Value

Business Equipment & Services–0.01%

EmployBridge Holding Co. (j)(m)	43,971	$399,411

Cable & Satellite Television–0.11%

ION Media Networks, Inc. (Acquired 01/17/2006-12/17/2009; Cost $3,038,036) (e)	4,471	2,850,263

Commodity Chemicals–0.00%

Lyondell Chemical Co. , Class A	218	22,825

Drugs–0.00%

BPA Laboratories , Class A, Wts. expiring 04/29/2024 (Acquired 04/29/2014; Cost $0) (e)(j)(m)	3,490	0
BPA Laboratories , Class B, Wts. expiring 04/29/2024 (Acquired 04/29/2014; Cost $0) (e)(j)(m)	5,595	0
		0

Food Products–0.00%

QCE LLC (Acquired 06/30/2014; Cost $52) (e)(j)(m)	17	0

Forest Products–0.05%

Verso Corp. , Class A (m)	113,805	1,300,791
Xerium Technologies, Inc. (m)	1,766	7,523
		1,308,314

Health Care–0.01%

New Millennium Holdco (j)(m)	259,087	133,559

Leisure Goods, Activities & Movies–0.00%

AMF Bowling Centers, Inc. (Acquired 07/01/2013; Cost $7,826) (e)(m)	1,665	87,413

Lodging & Casinos–0.11%

Caesars Entertainment Operating Co., LLC (m)	83,880	1,111,410
Twin River Management Group, Inc. (j)(m)	18,663	1,875,631
		2,987,041

Nonferrous Metals & Minerals–0.15%

Arch Coal, Inc.	46,749	3,859,597

Oil & Gas–0.48%

Ameriforge Group Inc. (Acquired 06/08/2017; Cost $66,943) (e)(j)(m)	1,051	43,616
CJ Holding Co. (m)	47,780	1,493,603
Ocean Rig 1 Inc. (m)	265,985	6,434,177
Paragon Offshore Finance Co. (Cayman Islands) (i)(j)(m)	4,595	83,094
Paragon Offshore Finance Co. (Cayman Islands) , Class A (i)(j)(m)	4,595	5,840
Paragon Offshore Finance Co. (Cayman Islands) , Class B (i)(j)(m)	2,298	45,194
Samson Investment Co. (j)	261,209	4,440,553
		12,546,077

Publishing–0.06%
F&W Publications, Inc. (Acquired 09/17/2007-11/19/2009; Cost $357,143) (e)(j)(m)	288	173
Merrill Communications LLC , Class A (j)(m)	133,776	1,438,092
Tronc, Inc. (m)	2,262	$40,060
		1,478,325

Retailers (except Food & Drug)–0.05%

Payless Inc. (j)(m)	146,073	1,442,471

Surface Transport–0.00%
U.S. Shipping Corp. (Acquired 09/28/2007-09/30/2009; Cost $0) (e)(j)(m)	6,189	62
U.S. Shipping Corp. (Acquired 09/28/2007-09/30/2009; Cost $87,805) (e)(j)(m)	87,805	74,634
		74,696

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

	Shares	Value

Telecommunications–0.02%

Consolidated Communications, Inc.	32,797	$463,750
Goodman Networks Inc. (Acquired 05/31/2017; Cost $1,897) (e)(m)	159,473	0
		463,750

Utilities–0.32%

Bicent Power, LLC , Series A, Wts. expiring 08/21/2022 (Acquired 08/21/2012; Cost $0) (e)(j)(m)	101	0
Bicent Power, LLC , Series B, Wts. expiring 08/21/2022 (Acquired 08/21/2012; Cost $0) (e)(j)(m)	164	0
Vistra Operations Co. LLC (Acquired 10/03/2016; Cost $316,284) (e)(j)(m)	672,945	134,589
Vistra Operations Co. LLC , Rts. (j)(m)	410,978	434,815
Vistra Operations Co. LLC , Rts. expiring 12/31/2046	410,978	7,767,484
		8,336,888
Total Common Stocks & Other Equity Interests		40,564,197

Preferred Stocks–0.01%

Retailers (except Food & Drug)–0.00%

Vivarte (France) (Acquired 01/06/2016-02/16/2017; Cost $0) (e)(j)(m)	1,297	0

Telecommunications–0.01%

Goodman Networks Inc. (Acquired 05/31/2017; Cost $1,897) (e)(j)(m)	189,735	284,602
Total Preferred Stocks		284,602

Money Market Funds–2.56%

Invesco Government & Agency Portfolio, – Institutional Class, 1.18%(n)	14,085,898	14,085,898
Invesco Liquid Assets Portfolio, – Institutional Class, 1.18%(n)	16,138,805	16,138,805
Invesco Treasury Portfolio, – Institutional Class, 1.17%(n)	36,494,103	36,494,103
		66,718,806

TOTAL INVESTMENTS IN SECURITIES–104.13% (Cost $2,772,239,469)		2,720,047,318
OTHER ASSETS LESS LIABILITIES–(4.13)%		(107,810,239)
NET ASSETS–100.00%		$2,612,237,079

Investment Abbreviations:

CLO	—Collateralized Loan Obligation

DIP	—Debtor-in-Possession

EUR	—Euro

EURIBOR	—Euro Interbank Offered Rate

GBP	—British Pound Sterling

LIBOR	—London Interbank Offered Rate

PIK	—Pay-in-Kind
REGS	—Regulation S

USD	—U.S. Dollar

Wts.	—Warrants

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

Notes to Schedule of Investments:

(a)	Principal amounts are denominated in U.S. dollars unless otherwise noted.

(b)	Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the variable rate senior loan interests will have an expected average life of three to five years.

(c)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”), and may be subject to contractual and legal restrictions on sale. Variable rate senior loan interests in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Interbank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.

(d)	This variable rate interest will settle after November 30, 2017 , at which time the interest rate will be determined.

(e)	Security valued using significant unobservable inputs (Level 3). See Note 2.

(f)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 4.

(g)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.

(h)	Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at November 30, 2017 was $4,975,637, which represented less than 1% of the Fund’s Net Assets.

(i)	The borrower has filed for protection in federal bankruptcy court.

(j)	Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at November 30, 2017 was $151,852,325, which represented 5.81% of the Fund’s Net Assets.

(k)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on November 30, 2017.

(l)	Acquired through the restructuring of senior loans.

(m)	Non-income producing security.

(n)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of November 30, 2017.

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

Open Forward Foreign Currency Contracts
						Unrealized
Settlement		Contract to				Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)
12/15/2017	Barclays Bank PLC	USD	23,612,739	EUR	20,023,183	$235,850
12/15/2017	Citibank, N.A.	SEK	1,070,508	USD	132,533	4,550
12/15/2017	Citibank, N.A.	USD	23,599,924	EUR	20,023,183	248,665
12/15/2017	Citibank, N.A.	USD	259,522	GBP	197,713	7,963
12/15/2017	Citibank, N.A.	USD	128,356	SEK	1,079,477	700
12/15/2017	Goldman Sachs International	USD	23,639,839	EUR	20,055,687	247,465
12/15/2017	Goldman Sachs International	USD	10,674,058	GBP	8,112,071	300,750
12/15/2017	J.P. Morgan Chase Bank, N.A.	SEK	1,070,738	USD	132,602	640
12/15/2017	J.P. Morgan Chase Bank, N.A.	USD	11,051,495	GBP	8,407,503	323,003
12/15/2017	J.P. Morgan Chase Bank, N.A.	USD	126,298	SEK	1,061,769	4,591
12/15/2017	RBC Capital Markets Corp.	CHF	1,109,206	USD	1,142,730	14,252
12/15/2017	RBC Capital Markets Corp.	USD	1,121,205	CHF	1,142,730	7,273
12/15/2017	RBC Capital Markets Corp.	USD	23,577,298	EUR	20,023,183	271,292
12/15/2017	RBC Capital Markets Corp.	USD	10,667,374	GBP	8,112,071	307,435
Subtotal—Appreciation						1,974,429
12/15/2017	Barclays Bank PLC	EUR	21,055,110	USD	24,968,195	(109,470)
12/15/2017	Canadian Imperial Bank of Commerce	EUR	20,266,934	USD	23,987,586	(151,323)
12/15/2017	Citibank, N.A.	GBP	9,259,865	USD	12,275,354	(252,304)
12/15/2017	Deutsche Bank AG	GBP	711,063	USD	933,120	(28,876)
12/15/2017	Goldman Sachs International	EUR	19,649,503	USD	23,345,500	(58,019)
12/15/2017	J.P. Morgan Chase Bank, N.A.	EUR	19,153,689	USD	22,760,692	(52,287)
12/15/2017	J.P. Morgan Chase Bank, N.A.	GBP	8,274,421	USD	10,985,829	(208,622)
12/15/2017	RBC Capital Markets Corp.	GBP	6,584,009	USD	8,771,355	(136,140)
01/16/2018	Barclays Bank PLC	EUR	19,899,816	USD	23,523,351	(232,820)
01/16/2018	Citibank, N.A.	EUR	19,899,816	USD	23,510,338	(245,832)
01/16/2018	Citibank, N.A.	SEK	1,135,064	USD	135,294	(782)
01/16/2018	Goldman Sachs International	EUR	20,421,556	USD	24,129,090	(249,929)
01/16/2018	Goldman Sachs International	GBP	8,148,152	USD	10,736,575	(302,073)
01/16/2018	J.P. Morgan Chase Bank, N.A.	GBP	10,104,779	USD	13,319,618	(369,757)
01/16/2018	J.P. Morgan Chase Bank, N.A.	SEK	1,094,038	USD	130,515	(642)
01/16/2018	RBC Capital Markets Corp.	CHF	1,111,188	USD	1,126,512	(7,281)
01/16/2018	RBC Capital Markets Corp.	EUR	21,318,605	USD	25,167,420	(282,486)
01/16/2018	RBC Capital Markets Corp.	GBP	8,148,152	USD	10,729,739	(308,909)
Subtotal—Depreciation						(2,997,552)
Total Forward Foreign Currency Contracts—Currency Risk						$(1,023,123)

Currency Abbreviations:

CHF — Swiss Franc	EUR — Euro	GBP — British Pound Sterling
SEK — Swedish Krona	USD — U.S. Dollar

See accompanying notes which are an integral part of this schedule.

                                 Invesco Floating Rate Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2017

(Unaudited)

NOTE 1 -- Significant Accounting Policies

A.	Security Valuations – Variable rate senior loan interests are fair valued using quotes provided by an independent pricing service. Quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible securities) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high

                                 Invesco Floating Rate Fund

A.	Security Valuations – (continued)

inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind income received in the form of securities in-lieu of cash is recorded as interest income. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

                                 Invesco Floating Rate Fund

D.	Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
E.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

F.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

G.	Industry Focus – To the extent that the Fund invests a greater amount of its assets in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.

                                 Invesco Floating Rate Fund

H.	Bank Loan Risk – Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund seeks to manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
I.	Other Risks – The Fund may invest all or substantially all of its assets in senior secured floating rate loans and senior secured debt securities that are determined to be rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in corporate loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a corporate loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the corporate loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

J.	Leverage Risk – The Fund may utilize leverage to seek to enhance the yield of the Fund by borrowing. There are risks associated with borrowing in an effort to increase the yield and distributions on the shares, including that the costs of the financial leverage may exceed the income from investments made with such leverage, the higher volatility of the net asset value of the shares, and that fluctuations in the interest rates on the borrowing may affect the yield and distributions to the shareholders. There can be no assurance that the Fund’s leverage strategy will be successful.

NOTE 2 -- Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

                                 Invesco Floating Rate Fund

The following is a summary of the tiered valuation input levels, as of November 30, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the three months ended November 30, 2017, there were transfers from Level 3 to Level 2 of $36,027,284, due to third-party vendor quotations utilizing more than one market quote and from Level 2 to Level 3 of $51,372,696, due to third party vendor quotations utilizing single market quotes.

	Level 1	Level 2	Level 3	Total
Variable Rate Senior Loan Interests	$—	$2,281,366,691	$181,478,493	$2,462,845,184
Bonds & Notes	—	126,263,532	4,938	126,268,470
Structured Products	—	23,366,059	—	23,366,059
Common Stocks & Other Equity Interests	24,496,620	10,712,240	5,355,337	40,564,197
Preferred Stocks	—	—	284,602	284,602
Money Market Funds	66,718,806	—	—	66,718,806
Investments Matured	—	—	74,573	74,573
	91,215,426	2,441,708,522	187,197,943	2,720,121,891
Forward Foreign Currency Contracts*	—	(1,023,123)	—	(1,023,123)
Total Investments	$91,215,426	$2,440,685,399	$187,197,943	$2,719,098,768
*	Unrealized appreciation (depreciation).

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the three months ended November 30, 2017:

	Value August 31, 2017	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain	Change in Unrealized Appreciation (Depreciation)	Transfers into Level 3	Transfers out of Level 3	Value November 30, 2017
Variable Rate Senior Loan Interests	$179,593,580	$8,117,150	$(26,718,384)	$369,823	$131,037	$(80,713)	$51,329,080	$(31,263,080)	$181,478,493
Bonds & Notes	4,117,596	369,026	(7,516)	5,748	5,332	278,956	--	(4,764,204)	4,938
Common Stocks & Other Equity Interests	5,857,364	--	--	--	--	(545,643)	43,616	--	5,355,337
Preferred Stocks	284,602	--	--	--	--	--	--	--	284,602
Investments Matured	76,857	--	--	--	--	(2,284)	--	--	74,573
Total	$189,929,999	$8,486,176	$(26,725,900)	$375,571	$136,369	$(349,684)	$51,372,696	$(36,027,284)	$187,197,943

Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing quotes from a third-party vendor pricing service. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

                                 Invesco Floating Rate Fund

NOTE 3 -- Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of November 30, 2017:

Derivative Assets	Value
Currency Risk
Unrealized appreciation on forward foreign currency contracts outstanding	$1,974,429
Derivatives not subject to master netting agreements	—
Total Derivative Assets subject to master netting agreements	$1,974,429

Derivative Liabilities	Value
Currency Risk
Unrealized depreciation on forward foreign currency contracts outstanding	$(2,997,552)
Derivatives not subject to master netting agreements	—
Total Derivative Liabilities subject to master netting agreements	$(2,997,552)

Effect of Derivative Investments for the three months ended November 30, 2017

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Currency Risk
Realized Gain (Loss):
Forward foreign currency contracts	$(4,296,677)
Change in Net Unrealized Appreciation:
Forward foreign currency contracts	3,246,090
Total	$(1,050,587)

The table below summarizes the average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$384,118,430

                                 Invesco Floating Rate Fund

NOTE 4 -- Unfunded Loan Commitments

As of November 30, 2017, the Fund had unfunded loan commitments, which could be extended at the option of the borrower, pursuant to the following loan agreements with the following borrowers:

Borrower	Type		Principal Amount (a)	Value
Allied Universal Holdco LLC	Incremental Delayed Draw Term Loan		$ 1,173,000	$1,168,999
Brickman Group Ltd. LLC	First Lien Revolver Loan		992,000	917,917
Community Health Systems, Inc.	Revolver Loan		1,974,000	1,847,528
Engineered Machinery Holdings, Inc.	First Lien Delayed Draw Term Loan		33,544	33,544
Engineered Machinery Holdings, Inc.	Second Lien Delayed Draw Term Loan		86,930	86,930
Hearthside Group Holdings, LLC	Revolver Loan		2,701,000	2,696,189
IAP Worldwide Services	Revolver Loan		789,017	789,017
MacDermid, Inc.	First Lien Multicurrency Revolver Loan		741,000	740,433
MacDermid, Inc.	First Lien Revolver Loan		1,901,000	1,898,992
National Vision, Inc.	Revolver Loan		3,004,000	2,763,997
Nidda Healthcare Holding AG	Term Loan B-2	GBP	486,000	664,858
NRG Energy Inc.	Revolver Loan A		41,372,000	41,127,025
Prime Security Services Borrower, LLC	Revolver Loan		3,829,000	3,826,531
Scientific Games International, Inc.	Multicurrency Revolver Loan		6,990,000	6,937,871
Scientific Games International, Inc.	Revolver Loan		2,879,000	2,857,461
TGP Holdings III, LLC	Delayed Draw Term Loan		245,992	245,992
Transtar Holding Co.	Exit Term Loan		243,000	238,887
Unilab Diagnostics AB	Revolver Loan	EUR	1,850,000	2,187,216
				$71,029,387

(a) Principal amounts are denominated in U.S. Dollars unless otherwise noted.

NOTE 5 -- Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

At the three months ended November 30, 2017, the following sets forth the selling participants with respect to interest in Senior Loans purchased by the Fund on a participation basis.

Selling Participant	Principal Amount	Value
Goldman Sachs Lending Partners LLC	$3,004,000	$2,763,997
Mizuho, Ltd.	41,372,000	41,127,025
Total		$43,891,022

                                 Invesco Floating Rate Fund

Invesco Global Real Estate Income Fund Quarterly Schedule of Portfolio Holdings November 30, 2017

invesco.com/us	GREI-QTR-1 11/17	Invesco Advisers, Inc.

Schedule of Investments

November 30, 2017

(Unaudited)

	Shares	Value

Real Estate Investment Trusts, Common Stocks & Other Equity Interests–60.12%

Australia–4.89%

Dexus	949,932	$7,476,469

Goodman Group	1,552,206	10,267,394

GPT Group (The)	1,930,647	7,927,922

Mirvac Group	3,057,890	5,688,271

Scentre Group	1,761,881	5,667,779

Stockland	2,156,773	7,700,247

Westfield Corp.	1,608,716	10,242,607

		54,970,689

Canada–2.40%

Allied Properties REIT	123,500	3,970,224

H&R REIT	383,700	6,286,459

Killam Apartment REIT	301,100	3,301,996

Pembina Pipeline Corp.	177,941	6,196,147

RioCan REIT	287,500	5,548,128

SmartCentres REIT	73,700	1,663,291

		26,966,245

France–2.95%

ICADE	51,270	4,762,522

Klepierre S.A.	198,187	8,189,802

Unibail-Rodamco S.E.	78,973	20,205,635

		33,157,959

Germany–1.04%

Grand City Properties S.A.	204,557	4,674,897

LEG Immobilien AG	32,794	3,486,189

Vonovia SE	75,659	3,561,300

		11,722,386

Hong Kong–5.00%

Hang Lung Properties Ltd.	3,332,000	7,863,416

Link REIT	682,500	6,086,494

New World Development Co. Ltd.	6,735,000	9,811,061

Sun Hung Kai Properties Ltd.	1,250,000	20,518,728

Swire Properties Ltd.	1,800,600	6,097,985

Wharf (Holdings) Ltd. (The)	634,000	1,999,926

Wharf Real Estate Investment Co. Ltd. (a)	634,000	3,831,551

		56,209,161

Japan–6.94%

Activia Properties, Inc.	1,185	4,912,753

Advance Residence Investment Corp.	784	1,908,434

AEON REIT Investment Corp.	2,085	2,163,836

Daiwa Office Investment Corp.	551	2,724,494

GLP J-REIT	5,910	6,388,073

Hulic Co., Ltd.	571,100	6,274,356

Hulic Reit, Inc.	1,301	1,915,720

	Shares	Value

Japan–(continued)

Japan Excellent, Inc.	1,541	$1,848,543

Japan Hotel REIT Investment Corp.	2,587	1,801,162

Japan Logistics Fund Inc.	1,110	2,047,915

Japan Real Estate Investment Corp.	667	3,238,453

Japan Retail Fund Investment Corp.	1,120	1,983,437

Kenedix Office Investment Corp.	548	3,080,778

Mitsubishi Estate Co., Ltd.	424,000	7,584,828

Mitsui Fudosan Co., Ltd.	761,600	17,284,059

Nippon Prologis REIT Inc.	1,836	3,933,354

Tokyo Tatemono Co., Ltd.	285,000	3,959,703

United Urban Investment Corp.	3,455	4,896,053

		77,945,951

Netherlands–0.97%

Eurocommercial Properties N.V.	66,015	2,793,043

Wereldhave N.V.	174,286	8,082,354

		10,875,397

Singapore–1.17%

Ascendas REIT	2,395,500	4,695,178

CapitaLand Mall Trust	1,851,000	2,819,076

Mapletree Industrial Trust	3,805,300	5,558,684

		13,072,938

South Africa–0.17%

SA Corporate Real Estate Ltd.	5,423,479	1,862,190

Spain–0.76%

Ferrovial, S.A.	127,853	2,816,943

Inmobiliaria Colonial Socimi, S.A.	225,107	2,128,767

Merlin Properties Socimi, S.A.	276,035	3,630,637

		8,576,347

Sweden–0.35%

Castellum AB	174,620	2,828,361

Wihlborgs Fastigheter AB	48,606	1,131,574

		3,959,935

Switzerland–0.50%

Swiss Prime Site AG	65,574	5,652,241

United Kingdom–2.59%

Big Yellow Group PLC	220,316	2,483,825

Derwent London PLC	63,676	2,392,640

Land Securities Group PLC	653,230	8,216,765

LondonMetric Property PLC	948,998	2,289,969

SEGRO PLC	1,046,026	7,760,478

UNITE Group PLC (The)	613,465	5,953,620

		29,097,297

United States–30.39%

American Campus Communities, Inc.	257,352	10,906,578

American Tower Corp. -Class A	137,052	19,725,894

Apple Hospitality REIT, Inc.	801,371	15,610,707

See accompanying notes which are an integral part of this schedule.

Invesco Global Real Estate Income Fund

	Shares	Value

United States–(continued)

AvalonBay Communities, Inc.	111,626	$20,241,143

Boston Properties, Inc.	81,885	10,266,741

Brixmor Property Group, Inc.	474,378	8,572,010

Crown Castle International Corp.	110,048	12,435,424

DCT Industrial Trust Inc.	66,100	3,975,254

EastGroup Properties, Inc.	31,028	2,919,114

EnLink Midstream LLC	270,607	4,519,137

Equinix, Inc.	5,689	2,642,484

Essex Property Trust, Inc.	73,805	18,229,097

Extra Space Storage Inc.	104,940	8,957,678

Federal Realty Investment Trust	70,751	9,353,990

Host Hotels & Resorts Inc.	519,416	10,279,243

Hudson Pacific Properties Inc.	512,221	18,250,434

InfraREIT, Inc.	373,509	7,888,510

Lamar Advertising Co. -Class A	93,994	7,071,169

Liberty Property Trust	170,996	7,674,301

Life Storage, Inc.	61,595	5,531,847

Macquarie Infrastructure Corp.	75,066	5,012,908

National Retail Properties, Inc.	197,176	8,098,018

Park Hotels & Resorts Inc.	389,597	11,376,232

Pattern Energy Group Inc.	251,408	5,666,736

Pebblebrook Hotel Trust	296,248	11,396,661

Public Storage	51,803	11,040,255

QTS Realty Trust, Inc. -Class A	214,765	11,953,820

Realty Income Corp.	86,536	4,785,441

Retail Opportunity Investments Corp.	240,239	4,701,477

Simon Property Group, Inc.	174,277	28,189,305

Terreno Realty Corp.	167,509	6,298,338

Ventas, Inc.	142,492	9,120,913

Vornado Realty Trust	70,235	5,451,641

Welltower Inc.	195,018	13,155,914

		341,298,414

Total Real Estate Investment Trusts, Common Stocks & Other Equity Interests (Cost $633,461,767)		675,367,150

	Principal Amount

Mortgage-Backed Securities–21.52%

Ireland–0.25%

Taurus Ltd., REGS, Series 2015-DE2, Class E, Floating Rate Pass Through Ctfs., 3.40% ( 3 mo. EURIBOR + 3.50%), 02/01/2026(b)(c)(d)	EUR 2,300,000	2,782,739

United Kingdom–0.90%

Logistics UK PLC, Series 2015-1A, Class E, Floating Rate Pass Through Ctfs., 3.93% (3 mo. GBP LIBOR + 3.40%), 08/20/2025(b)(c)(d)	GBP 7,500,000	10,149,440

United States–20.37%

Banc of America Merrill Lynch Commercial Mortgage Inc., Series 2005-5, Class F, Variable Rate Pass Through Ctfs., 5.65%, 10/10/2045(c)(e)	$ 4,339,083	4,434,738

	Principal Amount	Value

United States–(continued)

Banc of America Merrill Lynch Large Loan Inc., Series 2013-FRR1, Class A1, Pass Through Ctfs., 0.00%, 12/26/2020(c)(f)	$ 6,650,000	$5,736,722

Series 2014-ICTS, Class D, Floating Rate Pass Through Ctfs., 3.14% (1 mo. USD LIBOR + 1.90%), 06/15/2028(b)(c)	3,500,000	3,485,848

Series 2014-ICTS, Class E, Floating Rate Pass Through Ctfs., 4.19% (1 mo. USD LIBOR + 2.95%), 06/15/2028 (b)(c)	11,750,000	11,712,561

Series 2015-ASHF, Class E, Floating Rate Pass Through Ctfs., 5.25% (1 mo. USD LIBOR + 4.00%), 01/15/2028 (b)(c)	1,400,000	1,407,362

Series 2016-FR13, Class A, Variable Rate Pass Through Ctfs., 1.70%, 08/27/2045(c)(e)	5,000,000	4,411,659

Series 2016-FR13, Class B, Variable Rate Pass Through Ctfs., 1.99%, 08/27/2045(c)(e)	10,308,000	8,016,686

Bear Stearns Commercial Mortgage Securities Trust, Series 2004-PWR6, Class B, Variable Rate Pass Through Ctfs., 4.95%, 11/11/2041(c)(e)	2,006	2,005

CGBAM Commercial Mortgage Trust, Series 2015-SMRT, Class E, Variable Rate Pass Through Ctfs., 3.91%, 04/10/2028(c)(e)	9,800,000	9,807,704

Commercial Mortgage Trust, Series 2014-CR19, Class D, Variable Rate Pass Through Ctfs., 4.87%, 08/10/2047(c)(e)	25,690,000	21,985,787

Series 2014-CR21, Class D, Variable Rate Pass Through Ctfs., 4.06%, 12/10/2047(c)(e)	10,711,000	9,043,235

Series 2014-FL4, Class D, Floating Rate Pass Through Ctfs., 3.69% (1 mo. USD LIBOR + 2.45%), 07/13/2031(b)(c)	13,571,000	13,507,870

Series 2014-PAT, Class F, Floating Rate Pass Through Ctfs., 3.68% (1 mo. USD LIBOR + 2.44%), 08/13/2027(b)(c)	10,000,000	9,995,882

Series 2014-UBS4, Class D, Variable Rate Pass Through Ctfs., 4.84%, 08/10/2047(c)(e)	22,740,000	20,309,997

GS Mortgage Securities Trust, Series 2011-GC3, Class E, Variable Rate Pass Through Ctfs., 5.00%, 03/10/2044(c)(e)	8,605,000	7,872,384

Series 2011-GC3, Class F, Variable Rate Pass Through Ctfs., 5.00%, 03/10/2044(c)(e)	4,900,000	4,495,040

See accompanying notes which are an integral part of this schedule.

Invesco Global Real Estate Income Fund

	Principal Amount	Value

United States–(continued)

JP Morgan Chase Commercial Mortgage Securities Trust, Series 2011-C4, Class TAC1, Pass Through Ctfs., 7.99%, 07/15/2046(c)	$1,750,866	$1,758,718
Series 2012-C8, Class E, Variable Rate Pass Through Ctfs., 4.81%, 10/15/2045(c)(e)	7,805,000	7,458,162
Series 2013-LC11, Class D, Variable Rate Pass Through Ctfs., 4.34%, 04/15/2046(e)	12,749,000	11,875,516
Series 2015-FRR2, Class AK36, Variable Rate Pass Through Ctfs., 2.30%, 12/27/2046(c)(e)	9,890,000	8,846,105
JPMBB Commercial Mortgage Securities Trust, Series 2014- C23, Class RIM, Pass Through Ctfs., 4.30%, 09/15/2047(c)	10,000,000	9,454,256
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class D, Variable Rate Pass Through Ctfs., 4.27%, 05/15/2046(c)(e)	13,590,000	12,538,846
Series 2013-C12, Class D, Variable Rate Pass Through Ctfs., 4.92%, 10/15/2046(c)(e)	13,510,000	13,021,310
Morgan Stanley Capital I Trust, Series 2003-TOP11, Class G, Variable Rate Pass Through Ctfs., 5.98%, 06/13/2041(c)(e)	70,351	70,238
Series 2006-IQ11, Class B, Variable Rate Pass Through Ctfs., 6.36%, 10/15/2042(e)	270,000	281,210
Series 2017-CLS, Class F, Floating Rate Pass Through Ctfs., 3.85% (1 mo. USD LIBOR + 2.60%), 11/15/2034(b)(c)	4,900,000	4,909,188
Starwood Retail Property Trust, Series 2014-STAR, Class E, Floating Rate Pass Through Ctfs., 5.40% (1 mo. USD LIBOR + 4.15%), 11/15/2027(b)(c)	12,200,000	11,712,483
Wachovia Bank Commercial Mortgage Trust, Series 2005-C16, Class H, Variable Rate Pass Through Ctfs., 5.39%, 10/15/2041(c)(e)	108,929	108,404
WFRBS Commercial Mortgage Trust, Series 2013-C12, Class D, Variable Rate Pass Through Ctfs., 4.49%, 03/15/2048(c)(e)	11,279,000	10,567,973
		228,827,889
Total Mortgage-Backed Securities (Cost $239,802,216)		241,760,068

	Shares

Preferred Stocks–12.22%

United States–12.22%

American Homes 4 Rent, Series D, 6.50% Pfd.	34,873	951,335

	Shares	Value

United States–(continued)

American Homes 4 Rent, Series E, 6.35% Pfd.	187,232	$5,068,370
American Homes 4 Rent, Series F, 5.88% Pfd.	120,449	3,123,243
American Homes 4 Rent, Series G, 5.88% Pfd.	140,900	3,594,359
American Tower Corp., Series B, $5.50 Conv. Pfd.	95,300	12,022,095
Apartment Investment & Management Co., 6.88%, Pfd.	38,350	1,029,698
CoreSite Realty Corp., Series A, 7.25% Pfd.	408,585	10,316,771
Crown Castle International Corp., Series A, $68.75 Conv. Pfd.	15,036	17,393,494
DDR Corp., Series A, 6.38% Pfd.	59,800	1,560,780
DDR Corp., Series J, 6.50% Pfd.	25,000	628,750
DDR Corp., Series K, 6.25% Pfd.	92,654	2,342,293
Digital Realty Trust, Inc., Series H, 7.38% Pfd.	72,477	1,939,485
Digital Realty Trust, Inc., Series I, 6.35% Pfd.	170,000	4,625,700
Digital Realty Trust Inc., Series J, 5.25% Pfd.	77,400	1,935,000
Eagle Hospitality Properties Trust Inc., Series A, 8.25% Pfd.	195,800	12,257
EPR Properties, Series F, 6.63% Pfd.	30,000	757,800
GGP Inc., Series A, 6.38% Pfd.	219,989	5,455,727
Kinder Morgan, Inc., Series A, $4.88 Conv. Pfd.	234,400	8,354,016
LaSalle Hotel Properties, Series I, 6.38% Pfd.	127,800	3,223,116
LaSalle Hotel Properties, Series J, 6.30%, Pfd.	55,372	1,420,846
National Retail Properties, Inc., Series E, 5.70% Pfd.	67,500	1,716,525
National Retail Properties, Inc., Series F, 5.20% Pfd.	112,800	2,820,000
NuStar Logistics L.P., 7.63% Pfd.	187,900	4,701,258
Pebblebrook Hotel Trust, Series C, 6.50% Pfd.	177,670	4,512,818
Public Storage, Series C, 5.13% Pfd.	105,900	2,722,689
Public Storage, Series U, 5.63% Pfd.	91,670	2,330,471
Public Storage, Series Y, 6.38% Pfd.	374,114	9,977,620
Public Storage, Series Z, 6.00% Pfd.	70,540	1,896,821
Retail Properties of America, Inc., Series A, 7.00%, Pfd.	72,000	1,825,200
Senior Housing Properties Trust, 6.25%, Pfd.	34,451	917,086
Summit Hotel Properties, Inc., Series B, 7.88% Pfd.	161,156	4,035,346
Summit Hotel Properties, Inc., Series C, 7.13% Pfd.	63,000	1,593,270
Sunstone Hotel Investors, Inc., Series E, 6.95% Pfd.	103,500	2,764,485
Targa Resources Partners LP, Series A, 9.00% Pfd.	277,500	7,248,300
Vornado Realty Trust, Series L, 5.40% Pfd.	100,000	2,532,000
Total Preferred Stocks (Cost $138,734,174)		137,349,024

See accompanying notes which are an integral part of this schedule.

Invesco Global Real Estate Income Fund

	Principal Amount	Value

U.S. Dollar Denominated Bonds & Notes–1.89%

United States–1.89%

Brandywine Operating Partnership L.P., Sr. Unsec. Gtd. Notes, 4.95%, 04/15/2018	$2,000,000	$2,017,019

Dominion Energy, Inc., Series A, Jr. Unsec. Sub. Conv. Investment Units, 6.75%, 08/15/2019	87,300	4,618,170

Enterprise Products Operating LLC, Sr. Unsec. Gtd. Notes, 6.65%, 04/15/2018	2,159,000	2,196,609

Equinix Inc., Sr. Unsec. Notes, 5.38%, 01/01/2022	4,975,000	5,192,656

NextEra Energy, Inc., Series H, Conv. Investment Units, 6.37%, 09/01/2018	66,800	4,703,388

Targa Resources Partners L.P./Targa Resouces Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 4.25%, 11/15/2023	2,500,000	2,471,875

Total U.S. Dollar Denominated Bonds & Notes (Cost $19,961,496)		21,199,717

		Principal Amount	Value

Non-U.S. Dollar Denominated Bonds & Notes–0.21%(d)

Australia–0.21%

General Property Trust, Sr. Unsec. Gtd. Medium-Term Notes, 6.75%, 01/24/2019 (Cost $3,178,255)	AUD	2,980,000	$2,360,625

		Shares

Money Market Funds–4.16%

Invesco Government & Agency Portfolio – Institutional Class, 0.98% (g)		16,342,015	16,342,015

Invesco Liquid Assets Portfolio – Institutional Class, 0.88% (g)		11,670,540	11,672,874

Invesco Treasury Portfolio – Institutional Class, 0.98% (g)		18,676,589	18,676,589

Total Money Market Funds (Cost $46,691,473)			46,691,478

TOTAL INVESTMENTS IN SECURITIES–100.12% (Cost $1,081,829,381)			1,124,728,062

OTHER ASSETS LESS LIABILITIES–(0.12)%			(1,335,647)

NET ASSETS–100.00%			$1,123,392,415

Investment Abbreviations:

AUD	—Australian Dollar
Conv.	— Convertible
Ctfs.	— Certificates
EUR	— EURO
EURIBOR	— Euro Interbank Offered Rate
GBP	— British Pound Sterling
Gtd.	— Guaranteed
Jr.	— Junior

LIBOR	— London Interbank Offered Rate
Pfd.	— Preferred
REGS	— Regulation S
REIT	— Real Estate Investment Trust
Sr.	— Senior
Sub.	— Subordinated
Unsec.	— Unsecured
USD	—United States Dollar

Notes to Schedule of Investments:

(a)	Non-income producing security.

(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on November 30, 2017.

(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at November 30, 2017 was $229,603,342, which represented 20.44% of the Fund’s Net Assets.

(d)	Foreign denominated security. Principal amount is denominated in the currency indicated.

(e)	Interest rate is redetermined periodically based on the cash flows generated by the pool of assets backing the security, less any applicable fees. The rate shown is the rate in effect November 30, 2017.

(f)	Zero coupon bond issued at a discount.

(g)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of November 30, 2017.

See accompanying notes which are an integral part of this schedule.

Invesco Global Real Estate Income Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2017

(Unaudited)

NOTE 1 -- Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco Global Real Estate Income Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind income received in the form of securities in-lieu of cash is recorded as interest income. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available on a timely basis from the REIT, the recharacterization will be based on available information which may include the previous year’s allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital as a reduction of the cost of the related investment. These recharacterizations are reflected in the accompanying financial statements.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses

Invesco Global Real Estate Income Fund

D.	Foreign Currency Translations – (continued)

realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

F.	Other Risks - The Fund’s investments are concentrated in a comparatively narrow segment of the economy. Consequently, the Fund may tend to be more volatile than other mutual funds, and the value of the Fund’s investments may tend to rise and fall more rapidly.

Because the Fund concentrates its assets in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Property values may fall due to increasing vacancies or declining rents resulting from economic, legal, cultural or technological developments.

NOTE 2 -- Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Invesco Global Real Estate Income Fund

The following is a summary of the tiered valuation input levels, as of November 30, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the three months ended November 30, 2017, there were transfers from Level 1 to Level 2 of $45,117,767 and from Level 2 to Level 1 of $40,472,468, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$—	$57,331,314	$—	$57,331,314
Canada	26,966,245	—	—	26,966,245
France	24,968,157	8,189,802	—	33,157,959
Germany	11,722,386	—	—	11,722,386
Hong Kong	16,016,030	40,193,131	—	56,209,161
Ireland	—	2,782,739	—	2,782,739
Japan	7,765,334	70,180,617	—	77,945,951
Netherlands	10,875,397	—	—	10,875,397
Singapore	5,558,684	7,514,254	—	13,072,938
South Africa	1,862,190	—	—	1,862,190
Spain	3,630,637	4,945,710	—	8,576,347
Sweden	3,959,935	—	—	3,959,935
Switzerland	5,652,241	—	—	5,652,241
United Kingdom	20,880,532	18,366,205	—	39,246,737
United States	481,008,098	247,666,946	—	728,675,044
Money Market Funds	46,691,478	—	—	46,691,478
Total Investments	$667,557,344	$457,170,718	$—	$1,124,728,062

Invesco Global Real Estate Income Fund

Invesco Growth and Income Fund Quarterly Schedule of Portfolio Holdings November 30, 2017

invesco.com/us	VK-GRI-QTR-1 11/17	Invesco Advisers, Inc.

Schedule of Investments(a)

November 30, 2017

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–96.68%

Aerospace & Defense–1.59%

General Dynamics Corp.	632,312	$130,989,754

Apparel, Accessories & Luxury Goods–1.07%

Michael Kors Holdings Ltd. (b)	1,510,642	88,281,919

Asset Management & Custody Banks–2.70%

Northern Trust Corp.	927,709	90,711,386
State Street Corp.	1,383,669	131,932,839
		222,644,225

Automobile Manufacturers–1.93%

General Motors Co.	3,699,046	159,391,892

Biotechnology–0.73%

Amgen Inc.	344,134	60,450,579

Broadcasting–0.26%

CBS Corp. -Class B	378,036	21,192,698

Building Products–1.01%

Johnson Controls International PLC	2,222,333	83,648,614

Cable & Satellite–2.05%

Charter Communications, Inc. -Class A (b)	209,639	68,386,338
Comcast Corp. -Class A	2,679,823	100,600,556
		168,986,894

Communications Equipment–2.74%

Cisco Systems, Inc.	3,933,755	146,729,061
Juniper Networks, Inc.	2,857,538	79,325,255
		226,054,316

Data Processing & Outsourced Services–0.70%

PayPal Holdings, Inc. (b)	761,823	57,692,856

Diversified Banks–14.00%

Bank of America Corp.	13,127,890	369,812,661
Citigroup Inc.	6,298,368	475,526,784
JPMorgan Chase & Co.	2,977,246	311,181,752
		1,156,521,197

Diversified Metals & Mining–0.74%

BHP Billiton Ltd. (Australia)	2,930,177	60,906,324

Drug Retail–2.93%

CVS Health Corp.	1,362,772	104,388,335
Walgreens Boots Alliance, Inc.	1,890,913	137,582,830
		241,971,165

Electric Utilities–0.99%

FirstEnergy Corp.	1,118,906	38,199,451
PG&E Corp.	798,235	43,296,266
		81,495,717

	Shares	Value

Fertilizers & Agricultural Chemicals–1.52%

Agrium Inc. (Canada)	569,674	$62,629,959
Mosaic Co. (The)	2,596,623	63,071,973
		125,701,932

Health Care Distributors–1.19%

McKesson Corp.	665,628	98,339,881

Health Care Equipment–2.27%

Baxter International Inc.	1,194,688	78,287,905
Medtronic PLC	1,331,310	109,340,490
		187,628,395

Home Improvement Retail–1.14%

Kingfisher PLC (United Kingdom)	20,909,606	94,011,837

Hotels, Resorts & Cruise Lines–1.86%

Carnival Corp.	2,336,252	153,351,581

Industrial Machinery–1.20%

Ingersoll-Rand PLC	1,131,995	99,185,402

Insurance Brokers–2.90%

Aon PLC	735,104	103,076,283
Marsh & McLennan Cos., Inc.	674,453	56,606,840
Willis Towers Watson PLC	498,570	80,170,056
		239,853,179

Integrated Oil & Gas–5.68%

Occidental Petroleum Corp.	2,557,685	180,316,793
Royal Dutch Shell PLC -Class A (United Kingdom)	5,957,446	190,132,840
TOTAL S.A. (France)	1,754,538	99,065,421
		469,515,054

Integrated Telecommunication Services–0.95%

Orange S.A. (France)	1,129,494	19,467,444
Verizon Communications Inc.	1,164,831	59,278,249
		78,745,693

Internet Software & Services–1.26%

eBay Inc. (b)	3,013,479	104,477,317

Investment Banking & Brokerage–5.44%

Charles Schwab Corp. (The)	1,885,891	92,012,622
Goldman Sachs Group, Inc. (The)	426,504	105,619,451
Morgan Stanley	4,881,673	251,943,143
		449,575,216

IT Consulting & Other Services–1.36%

Cognizant Technology Solutions Corp. -Class A	1,556,938	112,535,479

Managed Health Care–1.10%

Anthem, Inc.	388,150	91,199,724

See accompanying notes which are an integral part of this schedule.

Invesco Growth and Income Fund

	Shares	Value

Multi-Line Insurance–1.49%

American International Group, Inc.	2,051,267	$122,993,969

Oil & Gas Equipment & Services–2.35%

Baker Hughes, a GE Co.	2,172,606	64,591,576
TechnipFMC PLC (United Kingdom)	4,512,292	129,232,043
		193,823,619

Oil & Gas Exploration & Production–6.54%

Anadarko Petroleum Corp.	2,014,403	96,872,640
Apache Corp.	3,799,789	158,945,174
Canadian Natural Resources Ltd. (Canada)	4,366,888	148,101,232
Devon Energy Corp.	3,540,112	136,400,515
		540,319,561

Other Diversified Financial Services–0.75%

Voya Financial, Inc.	1,407,379	62,206,152

Packaged Foods & Meats–1.27%

Mondelez International, Inc. -Class A	2,445,469	105,008,439

Pharmaceuticals–6.21%

Bristol-Myers Squibb Co.	1,058,846	66,908,479
Merck & Co., Inc.	1,858,474	102,717,858
Novartis AG (Switzerland)	1,261,265	107,947,258
Pfizer Inc.	4,212,712	152,752,937
Sanofi (France)	901,247	82,282,270
		512,608,802

Railroads–1.44%

CSX Corp.	2,129,123	118,698,607

Regional Banks–8.05%

BB&T Corp.	602,417	29,771,448
Citizens Financial Group, Inc.	5,164,278	210,186,114
Comerica Inc.	866,220	72,164,788

	Shares	Value

Regional Banks–(continued)

Fifth Third Bancorp	4,704,708	$143,540,641
First Horizon National Corp.	3,400,748	65,940,504
PNC Financial Services Group, Inc. (The)	1,021,910	143,639,670
		665,243,165

Semiconductors–2.74%

Intel Corp.	2,365,527	106,070,231
QUALCOMM Inc.	1,817,745	120,589,203
		226,659,434

Systems Software–2.24%

Oracle Corp.	3,771,845	185,046,716

Tobacco–1.56%

Philip Morris International Inc.	1,255,293	128,981,356

Wireless Telecommunication Services–0.73%

Vodafone Group PLC -ADR (United Kingdom)	1,958,217	60,273,919
Total Common Stocks & Other Equity Interests (Cost $5,324,256,418)		7,986,212,579

Money Market Funds–2.99%

Invesco Government & Agency Portfolio – Institutional Class, 0.98% (c)	86,272,623	86,272,623
Invesco Liquid Assets Portfolio – Institutional Class, 0.88% (c)	61,627,809	61,640,134
Invesco Treasury Portfolio – Institutional Class, 0.98% (c)	98,597,288	98,597,288
Total Money Market Funds (Cost $246,504,150)		246,510,045
TOTAL INVESTMENTS IN SECURITIES–99.67% (Cost $5,570,760,568)		8,232,722,624
OTHER ASSETS LESS LIABILITIES–0.33%		27,521,518
NET ASSETS–100.00%		$8,260,244,142

Investment Abbreviations:

ADR	—	American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of November 30, 2017.

See accompanying notes which are an integral part of this schedule.

Invesco Growth and Income Fund

Open Forward Foreign Currency Contracts
Settlement		Contract to				Unrealized Appreciation
Date	Counterparty	Deliver		Receive		(Depreciation)
12/15/2017	Bank of New York Mellon (The)	AUD	31,590,971	USD	24,110,545	$214,661
12/15/2017	Bank of New York Mellon (The)	CAD	76,540,629	USD	59,786,297	449,992
12/15/2017	State Street Bank and Trust Co.	AUD	31,590,971	USD	24,104,384	208,500
12/15/2017	State Street Bank and Trust Co.	CAD	76,540,629	USD	59,796,899	460,594
Subtotal—Appreciation						1,333,747
12/15/2017	Bank of New York Mellon (The)	CHF	39,540,658	USD	39,668,310	(583,046)
12/15/2017	Bank of New York Mellon (The)	EUR	64,932,752	USD	75,290,305	(2,084,763)
12/15/2017	Bank of New York Mellon (The)	GBP	94,630,885	USD	124,219,786	(3,864,536)
12/15/2017	State Street Bank and Trust Co.	CHF	39,540,658	USD	39,646,117	(605,239)
12/15/2017	State Street Bank and Trust Co.	EUR	64,932,752	USD	75,270,696	(2,104,373)
12/15/2017	State Street Bank and Trust Co.	GBP	97,653,451	USD	128,194,599	(3,980,812)
Subtotal—Depreciation						(13,222,769)
Total Forward Foreign Currency Contracts—Currency Risk						$(11,889,022)

Abbreviations:
AUD	—	Australian Dollar	CHF	—	Swiss Franc	GBP	—	British Pound Sterling
CAD	—	Canadian Dollar	EUR	—	Euro	USD	—	United States Dollar

See accompanying notes which are an integral part of this schedule.

Invesco Growth and Income Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2017

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco Growth and Income Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Foreign Currency Translations – Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

E.	Forward Foreign Currency Contracts – The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

Invesco Growth and Income Fund

E.	Forward Foreign Currency Contracts – (continued)

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of November 30, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period.

During the three months ended November 30, 2017, there were transfers from Level 1 to Level 2 of $444,116,422 and from Level 2 to Level 1 of $19,467,444, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Common Stocks & Other Equity Interests	$7,459,813,887	$526,398,692	$—	$7,986,212,579
Money Market Funds	246,510,045	—	—	246,510,045
	7,706,323,932	526,398,692	—	8,232,722,624
Forward Foreign Currency Contracts*	—	(11,889,022)	—	(11,889,022)
Total Investments	$7,706,323,932	$514,509,670	$—	$8,220,833,602
*	Unrealized appreciation (depreciation).

Invesco Growth and Income Fund

Invesco Low Volatility Equity Yield Fund Quarterly Schedule of Portfolio Holdings November 30, 2017

invesco.com/us	LVEY-QTR-1 11/17	Invesco Advisers, Inc.

Schedule of Investments(a)

November 30, 2017

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–97.70%

Aerospace & Defense–1.99%

Boeing Co. (The)	19,650	$5,439,120

Agricultural Products–0.05%

Archer-Daniels-Midland Co.	3,300	131,604

Airlines–0.24%

Copa Holdings S.A. -Class A (Panama)	4,800	644,112

Apparel, Accessories & Luxury Goods–0.69%

Ralph Lauren Corp.	19,800	1,883,970

Asset Management & Custody Banks–1.29%

Ameriprise Financial, Inc.	12,700	2,073,021
Waddell & Reed Financial, Inc. -Class A	70,700	1,435,210
		3,508,231

Biotechnology–7.18%

AbbVie Inc.	55,500	5,379,060
Amgen Inc.	24,300	4,268,538
Biogen Inc. (b)	12,320	3,969,134
Gilead Sciences, Inc.	60,000	4,486,800
Vertex Pharmaceuticals Inc. (b)	10,300	1,486,187
		19,589,719

Casinos & Gaming–0.99%

Las Vegas Sands Corp.	38,800	2,688,452

Communications Equipment–0.89%

Harris Corp.	6,000	867,000
Juniper Networks, Inc.	56,400	1,565,664
		2,432,664

Computer & Electronics Retail–1.85%

Best Buy Co., Inc.	48,900	2,914,929
GameStop Corp. -Class A	113,700	2,131,875
		5,046,804

Construction Machinery & Heavy Trucks–1.30%

Cummins Inc.	21,250	3,557,250

Department Stores–2.66%

Kohl’s Corp.	87,500	4,197,375
Macy’s, Inc.	128,300	3,053,540
		7,250,915

Diversified Banks–5.20%

Bank of Montreal (Canada)	29,700	2,287,197
Bank of Nova Scotia (The) (Canada)	56,400	3,567,300
Canadian Imperial Bank of Commerce (Canada)	47,200	4,331,072

	Shares	Value

Diversified Banks–(continued)

Toronto-Dominion Bank (The) (Canada)	70,000	$3,985,800
		14,171,369

Diversified Chemicals–0.36%

Huntsman Corp.	31,100	993,956

Diversified REIT’s–0.80%

Lexington Realty Trust	66,300	693,498
Select Income REIT	17,000	426,530
Spirit Realty Capital, Inc.	124,600	1,064,084
		2,184,112

Electric Utilities–9.05%

Duke Energy Corp.	47,600	4,244,968
Entergy Corp.	60,100	5,197,448
Exelon Corp.	110,500	4,608,955
FirstEnergy Corp.	132,500	4,523,550
Hawaiian Electric Industries, Inc.	8,300	318,305
PG&E Corp.	4,200	227,808
PPL Corp.	106,700	3,912,689
Xcel Energy, Inc.	31,900	1,646,359
		24,680,082

Forest Products–0.09%

Norbord Inc. (Canada)	7,300	253,091

General Merchandise Stores–1.52%

Target Corp.	69,300	4,151,070

Gold–1.64%

Barrick Gold Corp. (Canada)	149,600	2,061,488
Newmont Mining Corp.	53,400	1,975,266
Royal Gold, Inc.	5,400	446,688
		4,483,442

Health Care Equipment–1.62%

Baxter International Inc.	67,300	4,410,169

Health Care REIT’s–1.80%

National Health Investors, Inc.	11,100	865,800
Senior Housing Properties Trust	210,500	4,031,075
		4,896,875

Health Care Services–1.00%

Quest Diagnostics Inc.	27,600	2,717,496

Homebuilding–0.18%

NVR, Inc. (b)	140	486,500

Homefurnishing Retail–0.69%

Aaron’s, Inc.	50,200	1,893,544

See accompanying notes which are an integral part of this schedule.

Invesco Low Volatility Equity Yield Fund

	Shares	Value

Hotel and Resort REIT’s–0.58%

Hospitality Properties Trust	39,200	$1,175,608
Sunstone Hotel Investors, Inc.	25,000	417,750
		1,593,358

Hotels, Resorts & Cruise Lines–2.78%

Extended Stay America, Inc. (c)	202,700	3,541,169
Royal Caribbean Cruises Ltd.	32,700	4,050,876
		7,592,045

Household Products–1.55%

Procter & Gamble Co. (The)	46,900	4,220,531

Housewares & Specialties–0.12%

Tupperware Brands Corp.	5,100	321,912

Hypermarkets & Super Centers–2.07%

Wal-Mart Stores, Inc.	58,100	5,649,063

Industrial REIT’s–1.05%

EastGroup Properties, Inc.	3,700	348,096
Prologis, Inc.	38,100	2,523,363
		2,871,459

Integrated Oil & Gas–3.45%

Chevron Corp.	33,300	3,962,367
Exxon Mobil Corp.	31,200	2,598,648
Occidental Petroleum Corp.	30,300	2,136,150
Suncor Energy, Inc. (Canada)	20,600	716,056
		9,413,221

Integrated Telecommunication Services–0.41%

BCE Inc. (Canada)	8,700	415,947
Frontier Communications Corp.	82,300	699,550
		1,115,497

Life & Health Insurance–0.71%

Aflac, Inc.	22,200	1,945,608

Managed Health Care–6.43%

Anthem, Inc.	21,200	4,981,152
Cigna Corp.	22,700	4,806,271
Humana Inc.	17,200	4,486,792
WellCare Health Plans Inc. (b)	15,300	3,258,747
		17,532,962

Mortgage REIT’s–6.46%

AGNC Investment Corp.	100,100	1,991,990
Annaly Capital Management, Inc.	176,300	2,057,421
Blackstone Mortgage Trust, Inc. -Class A	51,500	1,685,080
Chimera Investment Corp.	109,700	2,007,510
CYS Investments, Inc.	208,600	1,687,574
Granite Point Mortgage Trust Inc.	17,910	321,484
MFA Financial, Inc.	237,700	1,901,600
New Residential Investment Corp.	112,100	1,983,049
Starwood Property Trust, Inc.	90,000	1,951,200

	Shares	Value

Mortgage REIT’s–(continued)

Two Harbors Investment Corp.	127,600	$2,041,600
		17,628,508

Multi-Utilities–2.37%

CenterPoint Energy, Inc.	173,800	5,215,738
Consolidated Edison, Inc.	14,000	1,246,560
		6,462,298

Office REIT’s–0.64%

JBG SMITH Properties	11,900	396,389
Piedmont Office Realty Trust Inc. -Class A	68,100	1,357,914
		1,754,303

Oil & Gas Exploration & Production–1.83%

ConocoPhillips	70,300	3,576,864
Enerplus Corp. (Canada)	29,700	270,567
Murphy Oil Corp.	29,100	813,345
Vermilion Energy, Inc. (Canada)	9,200	324,300
		4,985,076

Oil & Gas Refining & Marketing–2.57%

Marathon Petroleum Corp.	25,200	1,578,276
Valero Energy Corp.	63,600	5,445,432
		7,023,708

Oil & Gas Storage & Transportation–1.45%

Williams Cos., Inc. (The)	136,300	3,959,515

Packaged Foods & Meats–3.19%

Conagra Brands, Inc.	118,700	4,431,071
Flowers Foods, Inc.	15,200	303,696
Sanderson Farms, Inc.	23,300	3,953,777
		8,688,544

Personal Products–1.90%

Estee Lauder Cos. Inc. (The) -Class A	20,000	2,496,600
Nu Skin Enterprises, Inc. -Class A	39,600	2,689,236
		5,185,836

Pharmaceuticals–1.98%

Bristol-Myers Squibb Co.	6,700	423,373
Eli Lilly and Co.	19,800	1,675,872
Merck & Co., Inc.	24,600	1,359,642
Pfizer Inc.	53,700	1,947,162
		5,406,049

Property & Casualty Insurance–0.56%

Progressive Corp. (The)	28,700	1,526,266

Residential REIT’s–2.41%

Camden Property Trust	17,500	1,597,400
Equity Lifestyle Properties, Inc.	43,500	3,928,485

See accompanying notes which are an integral part of this schedule.

Invesco Low Volatility Equity Yield Fund

‘	Shares	Value

Residential REIT’s–(continued)

Essex Property Trust, Inc.	4,250	$1,049,708
		6,575,593

Retail REIT’s–0.49%

Washington Prime Group Inc.	188,900	1,343,079

Semiconductor Equipment–0.09%

Lam Research Corp.	1,250	240,413

Soft Drinks–1.50%

Coca-Cola Co. (The)	89,200	4,082,684

Specialized Consumer Services–1.46%

H&R Block, Inc.	152,300	3,987,214

Specialized REIT’s–3.73%

American Tower Corp. -Class A	28,400	4,087,612
CoreCivic, Inc.	125,800	2,957,558
CoreSite Realty Corp.	6,200	703,576
Gaming and Leisure Properties, Inc.	13,000	472,160
SBA Communications Corp. -Class A (b)	2,500	424,375
Uniti Group Inc.	95,100	1,531,110
		10,176,391

Technology Hardware, Storage & Peripherals–2.65%

HP Inc.	206,200	4,422,990
Xerox Corp.	95,000	2,817,700
		7,240,690

	Shares	Value

Wireless Telecommunication Services–0.19%

Rogers Communications, Inc. -Class B (Canada)	10,200	$528,972
Total Common Stocks & Other Equity Interests (Cost $242,342,576)		266,545,342

	Principal Amount

U.S. Treasury Securities–0.21%

U.S. Treasury Bills–0.21%
1.13%, 03/15/2018(d)(e) (Cost $568,139)	$570,000	567,929

	Shares
Money Market Funds–1.98%

Invesco Government & Agency Portfolio – Institutional Class, 0.98% (f)	3,236,739	3,236,739
Invesco Treasury Portfolio – Institutional Class, 0.98% (f)	2,157,826	2,157,826
Total Money Market Funds (Cost $5,394,565)		5,394,565
TOTAL INVESTMENTS IN SECURITIES–99.89% (Cost $248,305,280)		272,507,836
OTHER ASSETS LESS LIABILITIES–0.11%		303,223
NET ASSETS–100.00%		$272,811,059

Investment Abbreviations:

REIT   —Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

(c)	Each share is comprised of one share of common stock of Extended Stay America, Inc. and one share of Class B common stock of ESH Hospitality, Inc.

(d)	Securities are traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1E.

(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of November 30, 2017.

Open Futures Contracts -Equity Risk (a)

Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
E-Mini S&P 500	43	December-2017	$5,692,985	$219,898	$219,898
(a)	Futures contracts collateralized by $193,500 cash held with Bank of America Merrill Lynch, the futures commission merchant.

See accompanying notes which are an integral part of this schedule.

Invesco Low Volatility Equity Yield Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2017

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco Low Volatility Equity Yield Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

Invesco Low Volatility Equity Yield Fund

E.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
F.	Collateral – To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day. This practice does not apply to securities pledged as collateral for securities lending transactions.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of November 30, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the three months ended November 30, 2017, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Common Stocks & Other Equity Interests	$266,545,342	$—	$—	$266,545,342
U.S. Treasury Securities	—	567,929	—	567,929
Money Market Funds	5,394,565	—	—	5,394,565
	271,939,907	567,929	—	272,507,836
Futures Contracts*	219,898	—	—	219,898
Total Investments	$272,159,805	$567,929	$—	$272,727,734
*	Unrealized appreciation.

Invesco Low Volatility Equity Yield Fund

Invesco Pennsylvania Tax Free Income Fund
Quarterly Schedule of Portfolio Holdings
November 30, 2017

invesco.com/us	VK-PTFI-QTR-1	11/17	Invesco Advisers, Inc.

Schedule of Investments

November 30, 2017

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Municipal Obligations–109.12%

Pennsylvania–104.20%

Allegheny (County of) Higher Education Building Authority (Chatham University); Series 2012 A, University RB	5.00%	09/01/2035	$1,000	$1,063,670
Allegheny (County of) Higher Education Building Authority (Duquesne University); Series 1998, Ref. University RB(INS-AMBAC) (a)	5.50%	03/01/2020	1,420	1,486,243
Series 2011 A, University RB(b)(c)	5.50%	03/01/2021	550	617,666
Allegheny (County of) Higher Education Building Authority (Robert Morris University); Series 2008 A, University RB(b)(c)	6.00%	10/15/2018	1,000	1,039,700
Allegheny (County of) Hospital Development Authority (University of Pittsburgh Medical Center); Series 2009, RB	5.63%	08/15/2039	1,250	1,328,875
Allegheny (County of) Industrial Development Authority (Residential Resources, Inc.); Series 2006, Lease RB	5.10%	09/01/2026	980	981,637
Allegheny (County of) Sanitary Authority; Series 2015, Ref. RB(d)	5.00%	12/01/2045	2,120	2,391,996
Allegheny (County of); Series 2008 C-61, Unlimited Tax GO Bonds(b)(c)	5.00%	12/01/2018	500	518,120
Allentown Neighborhood Improvement Zone Development Authority (City Center); Series 2017, Tax RB(e)	5.00%	05/01/2022	325	353,746
Beaver (County of) Industrial Development Authority (FirstEnergy Generation); Series 2008 B, Ref. Variable Rate PCR(b)	4.25%	04/01/2021	545	539,485
Berks (County of) Industrial Development Authority (Highlands at Wyomissing); Series 2017 A, Ref. Healthcare Facilities RB	5.00%	05/15/2037	750	834,075
Berks (County of) Municipal Authority (Reading Hospital Medical Center); Series 2012 A, RB	5.00%	11/01/2040	1,000	1,080,920
Bethlehem (City of); Series 2014, Gtd. Ref. Water RB(INS-BAM) (a)	5.00%	11/15/2030	425	474,568
Series 2014, Gtd. Ref. Water RB(INS-BAM) (a)	5.00%	11/15/2031	425	473,730
Bethlehem Area School District; Series 2010, Unlimited Tax GO Bonds(b)(c)	5.25%	01/15/2020	1,000	1,075,990
Central Bradford Progress Authority (Guthrie Healthcare System); Series 2011, RB	5.38%	12/01/2041	1,100	1,223,365
Centre (County of) Hospital Authority (Mt. Nittany Medical Center); Series 2011, RB(b)(c)	6.25%	11/15/2021	500	586,075
Series 2016 A, Ref. RB	5.00%	11/15/2046	500	556,105
Chester (County of) Industrial Development Authority (Avon Grove Charter School); Series 2017 A, Ref. RB	5.00%	12/15/2051	770	791,398
Chester (County of) Industrial Development Authority (Colleguim Charter School); Series 2017 A, RB	5.25%	10/15/2047	695	720,451
Chester (County of) Industrial Development Authority (Renaissance Academy Charter School); Series 2014, RB	5.00%	10/01/2044	1,000	1,061,000
Chester (County of) Industrial Development Authority (University Student Housing, LLC at West Chester University of Pennsylvania); Series 2013, Student Housing RB	5.00%	08/01/2045	750	793,830
Cumberland (County of) Municipal Authority (Asbury Pennsylvania Obligated Group); Series 2010, RB	6.00%	01/01/2040	870	909,411
Cumberland (County of) Municipal Authority (Association of Independent Colleges & Universities of Pennsylvania Financing Program-Dickinson College); Series 2009, RB	5.00%	11/01/2039	750	786,577
Cumberland (County of) Municipal Authority (Diakon Lutheran Ministries); Series 2015, Ref. RB	5.00%	01/01/2038	1,270	1,377,671
Cumberland (County of) Municipal Authority (Messiah Village); Series 2008 A, RB	5.63%	07/01/2028	1,000	1,019,730
Dauphin (County of) General Authority (Pinnacle Health System); Series 2009, Health System RB	6.00%	06/01/2036	340	363,154
Series 2009, Ref. Health System RB(b)(c)	6.00%	06/01/2019	1,875	1,997,269
Series 2016 A, Ref. Health System RB	5.00%	06/01/2034	510	585,959
Delaware (County of) Authority (Haverford College); Series 2017 A, Ref. RB	5.00%	10/01/2042	655	759,112
Delaware (County of) Authority (Neumann College); Series 2008, College RB(b)(c)	6.25%	10/01/2018	110	114,349
Delaware (County of) Authority (Villanova University); Series 2015, RB	5.00%	08/01/2045	215	244,848
Delaware (County of) Industrial Development Authority (Covanta); Series 2015, Ref. RB	5.00%	07/01/2043	425	428,247
Delaware River Port Authority (Port District); Series 2012, Ref. RB	5.00%	01/01/2025	540	596,905
Series 2012, Ref. RB	5.00%	01/01/2027	535	585,804
Delaware River Port Authority; Series 2010 D, RB	5.00%	01/01/2040	1,000	1,060,030
Delaware Valley Regional Financial Authority; Series 2002, RB	5.75%	07/01/2032	1,000	1,264,330

See accompanying notes which are an integral part of this schedule.

Invesco Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Pennsylvania–(continued)

Doylestown (City of) Hospital Authority; Series 2013 A, RB (INS-AGM)(a)	5.00%	07/01/2024	$1,000	$1,125,490
East Hempfield (Township of) Industrial Development Authority (Student Services Inc. Student Housing); Series 2013, RB	5.00%	07/01/2035	500	539,250
Series 2014, RB	5.00%	07/01/2039	250	268,355
East Hempfield (Township of) Industrial Development Authority (Willow Valley Communities); Series 2016, Ref. RB	5.00%	12/01/2030	210	241,095
Series 2016, Ref. RB	5.00%	12/01/2039	370	412,768
Erie (City of) Higher Education Building Authority (Mercyhurst College); Series 2008, College RB(b)(c)	5.50%	09/15/2018	500	516,005
Franklin (County of) Industrial Development Authority (Chambersburg Hospital); Series 2010, RB	5.38%	07/01/2042	1,000	1,076,300
Fulton (County of) Industrial Development Authority (The Fulton County Medical Center); Series 2016, Ref. Hospital RB	5.00%	07/01/2040	1,515	1,545,648
Geisinger Authority (Geisinger Health System); Series 2011 A-1, Health System RB	5.13%	06/01/2041	500	538,380
Series 2017 A-1, Ref. Health System RB(d)	5.00%	02/15/2045	2,190	2,504,112
Lancaster (County of) Hospital Authority (Brethren Village); Series 2017, Ref. RB	5.13%	07/01/2037	1,135	1,246,128
Lancaster (County of) Hospital Authority (Landis Homes Retirement Community); Series 2015, Ref. Health Center RB	5.00%	07/01/2045	625	668,431
Lancaster (County of) Hospital Authority (Masonic Villages); Series 2015, Ref. RB	5.00%	11/01/2035	210	234,018
Lebanon (County of) Health Facilities Authority (E.C.C. Retirement Village); Series 2000, VRD RB (LOC-PNC Bank, N.A.)(f)(g)	0.98%	10/15/2025	1,300	1,300,000
Lehigh (County of) General Purpose Authority (Bible Fellowship Church Homes, Inc.); Series 2013, RB	5.25%	07/01/2042	825	836,674
Lehigh (County of) General Purpose Authority (Kidspeace Obligation Group); Series 2014 A, RB	7.50%	02/01/2044	668	684,251
Series 2014 B, Conv. CAB RB(h)	7.50%	02/01/2044	172	55,749
Series 2014 C, RB(i)	0.00%	02/01/2044	516	77
Lycoming (County of) Authority (Pennsylvania College of Technology); Series 2011, RB	5.00%	07/01/2030	750	809,460
Lycoming (County of) Authority (Susquehanna Health System); Series 2009 A, Heath System RB	5.75%	07/01/2039	1,250	1,334,075
Montgomery (County of) Higher Education & Health Authority (Abington Memorial Hospital Obligated Group); Series 2012, RB	5.00%	06/01/2031	1,400	1,532,020
Montgomery (County of) Higher Education & Health Authority (Holy Redeemer Health System); Series 2014, Ref. RB	5.00%	10/01/2027	390	431,960
Montgomery (County of) Industrial Development Authority (ACTS Retirement-Life Communities, Inc.); Series 2009 A-1, RB(b)(c)	6.25%	11/15/2019	1,000	1,088,180
Series 2012, Ref. RB	5.00%	11/15/2028	900	986,580
Montgomery (County of) Industrial Development Authority (Albert Einstein Healthcare); Series 2015, Ref. Health System RB	5.25%	01/15/2045	850	920,082
Montgomery (County of) Industrial Development Authority (Philadelphia Presbytery Homes, Inc.); Series 2010, RB(b)(c)	6.63%	12/01/2021	1,500	1,779,465
Montgomery (County of) Industrial Development Authority (Whitemarsh Community); Series 2008, Mortgage RB(b)(c)	7.00%	02/01/2018	500	504,485
Northampton (County of) General Purpose Authority (LaFayette College); Series 2017, Ref. Hospital Facilities RB(d)	5.00%	11/01/2047	1,635	1,886,169
Northampton (County of) General Purpose Authority (Lehigh University); Series 2009, Higher Education RB(b)(c)	5.50%	05/15/2019	1,000	1,056,160
Northampton (County of) General Purpose Authority (St. Luke’s Hospital); Series 2008 A, Hospital RB(b)(c)	5.50%	08/15/2018	1,000	1,029,040
Northampton (County of) General Purpose Authority (St. Luke’s University Health Network); Series 2016, Ref. Hospital RB	5.00%	08/15/2036	330	367,402
Northampton (County of) Industrial Development Authority (Morningstar Senior Living, Inc.); Series 2012, RB	5.00%	07/01/2032	920	949,928
Pennsylvania (Commonwealth of); First Series 2014, Unlimited Tax GO Bonds(d)	5.00%	06/15/2034	3,000	3,376,140
Pennsylvania (State of) Economic Development Financing Agency (Forum Place); Series 2012, Governmental Lease RB	5.00%	03/01/2034	500	540,565

See accompanying notes which are an integral part of this schedule.

Invesco Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Pennsylvania–(continued)

Pennsylvania (State of) Economic Development Financing Authority (Amtrak); Series 2012 A, Ref. Exempt Facilities RB(j)	5.00%	11/01/2041	$1,200	$1,274,928
Pennsylvania (State of) Economic Development Financing Authority (Capital Region Parking System); Series 2013, Jr. Parking System RB	6.00%	07/01/2053	920	1,082,831
Pennsylvania (State of) Economic Development Financing Authority (National Gypson Co.); Series 2014, Ref. Exempt Facilities RB(j)	5.50%	11/01/2044	635	674,256
Pennsylvania (State of) Economic Development Financing Authority (PA Bridges Finco L.P.); Series 2015, RB(j)	5.00%	12/31/2034	1,235	1,386,695
Pennsylvania (State of) Economic Development Financing Authority (Philadelphia Biosolids Facility); Series 2009, Sewage Sludge Disposal RB	6.25%	01/01/2032	1,000	1,067,590
Pennsylvania (State of) Economic Development Financing Authority (Waste Management, Inc.); Series 2004 A, Solid Waste Disposal RB(b)	1.50%	05/01/2018	1,500	1,500,420
Pennsylvania (State of) Higher Educational Facilities Authority (AICUP Financing Program-Del Valley College); Series 2012, RB	5.00%	11/01/2042	535	520,855
Pennsylvania (State of) Higher Educational Facilities Authority (Edinboro University Foundation); Series 2008, RB(b)(c)	5.88%	07/01/2018	750	769,845
Series 2010, RB(b)(c)	6.00%	07/01/2020	500	554,335
Pennsylvania (State of) Higher Educational Facilities Authority (La Salle University); Series 2012, RB	5.00%	05/01/2042	1,180	1,243,366
Pennsylvania (State of) Higher Educational Facilities Authority (Shippensburg University Student Services); Series 2012, RB	5.00%	10/01/2035	1,300	1,364,610
Pennsylvania (State of) Higher Educational Facilities Authority (St. Joseph’s University); Series 2010 A, RB	5.00%	11/01/2034	500	536,590
Pennsylvania (State of) Higher Educational Facilities Authority (Temple University); First Series 2012, RB	5.00%	04/01/2042	570	619,510
Pennsylvania (State of) Higher Educational Facilities Authority (Thomas Jefferson University); Series 2015, Ref. RB	5.25%	09/01/2050	845	954,968
Pennsylvania (State of) Higher Educational Facilities Authority (University of Pennsylvania); Series 2017 A, Health System RB	5.00%	08/15/2047	535	611,195
Pennsylvania (State of) Turnpike Commission; Second Series 2017, Ref. Sub. Motor License Fund Special RB	5.00%	12/01/2041	1,300	1,489,189
Series 2008 B-1, Sub. RB(b)(c)	5.50%	06/01/2018	1,000	1,020,870
Series 2009 C, Sub. RB(INS-AGM) (a)	6.25%	06/01/2033	2,000	2,528,620
Series 2009 E, Sub. Conv. CAB RB(h)	6.38%	12/01/2038	1,435	1,784,695
Series 2010 A-1, Motor License Fund Special RB(b)(c)	5.00%	12/01/2019	500	533,395
Subseries 2010 A-2, Motor License Fund Special RB(b)(c)	5.50%	12/01/2020	820	909,749
Subseries 2010 A-2, Sub. Motor License Fund Special RB(b)(c)	5.50%	12/01/2020	180	199,701
Subseries 2010 B-2, Motor License Fund Special RB(b)(c)	5.00%	12/01/2020	235	257,311
Subseries 2010 B-2, Sub. RB(b)(c)	5.13%	12/01/2020	500	549,285
Subseries 2010 B-2, Sub. Special Turnpike RB(b)(c)	5.00%	12/01/2020	125	136,868
Subseries 2010 B-2, Sub. Special Turnpike RB(b)(c)	5.00%	12/01/2020	265	290,159
Subseries 2017 B-1, Sub. Turnpike RB	5.25%	06/01/2047	1,000	1,149,880
Pennsylvania State University; Series 2016 A, RB(d)	5.00%	09/01/2041	2,195	2,555,946
Series 2016 A, RB	5.00%	09/01/2041	970	1,129,507
Philadelphia (City of) (1998 General Ordinance); Fifteenth Series 2017, Ref. Gas Works RB	5.00%	08/01/2047	750	858,690
Philadelphia (City of) Authority for Industrial Development (The Children’s Hospital of Philadelphia); Series 2014 A, Hospital RB(d)	5.00%	07/01/2042	1,500	1,718,610
Philadelphia (City of) Authority for Industrial Development (Wesley Enhanced Living Obligated Group); Series 2017, Ref. Sr. Living Facilities RB	5.00%	07/01/2042	1,000	1,058,460
Philadelphia (City of) Hospitals & Higher Education Facilities Authority (Jefferson Health System); Series 2010 B, RB(b)(c)	5.00%	05/15/2020	1,500	1,618,140
Philadelphia (City of) Hospitals & Higher Education Facilities Authority (Temple University Health System); Series 2017, Ref. RB	5.00%	07/01/2032	1,000	1,110,830
Philadelphia (City of) Industrial Development Authority (Architecture & Design Charter High School); Series 2013, RB	6.13%	03/15/2043	585	596,097
Philadelphia (City of) Industrial Development Authority (Discovery Charter School); Series 2012, RB	6.25%	04/01/2042	1,000	1,043,650

See accompanying notes which are an integral part of this schedule.

Invesco Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Pennsylvania–(continued)

Philadelphia (City of) Industrial Development Authority (First Philadelphia Preparatory Charter School); Series 2014 A, RB	7.00%	06/15/2033	$875	$1,002,899
Philadelphia (City of) Industrial Development Authority (Independence Charter School); Series 2007 A, RB	5.50%	09/15/2037	1,235	1,235,716
Philadelphia (City of) Industrial Development Authority (Kipp Philadelphia Charter School); Series 2016 B, RB	5.00%	04/01/2046	640	654,829
Philadelphia (City of) Industrial Development Authority (MaST Charter School); Series 2010, RB(b)(c)	6.00%	08/01/2020	700	778,470
Philadelphia (City of) Industrial Development Authority (Mast I Charter School); Series 2016 A, Ref. RB	5.25%	08/01/2046	1,500	1,535,520
Philadelphia (City of) Industrial Development Authority (New Foundations Charter School); Series 2012, RB	6.63%	12/15/2041	750	842,602
Philadelphia (City of) Industrial Development Authority (Performing Arts Charter School); Series 2013, RB(e)	6.50%	06/15/2033	945	1,007,871
Philadelphia (City of); Ninth Series 2010, Gas Works RB(b)(c)	5.25%	08/01/2020	390	426,149
Ninth Series 2010, Gas Works RB	5.25%	08/01/2040	610	655,475
Series 2009 A, Ref. Unlimited Tax GO Bonds(b)(c)	5.50%	08/01/2019	110	117,047
Series 2009 A, Ref. Unlimited Tax GO Bonds(INS-AGC) (a)	5.50%	08/01/2024	890	945,349
Series 2010 C, Water & Wastewater RB(b)(c)	5.00%	08/01/2020	970	1,056,272
Series 2010 C, Water & Wastewater RB(INS-AGM) (a)	5.00%	08/01/2035	280	299,454
Series 2011, Unlimited Tax GO Bonds(b)(c)	6.00%	08/01/2020	500	556,050
Series 2017, Ref. Unlimited Tax GO Bonds	5.00%	08/01/2041	880	1,008,313
Series 2017 A, Ref. Unlimited Tax GO Bonds	5.00%	08/01/2036	700	808,353
Series 2017 A, Water & Wastewater RB(d)	5.25%	10/01/2052	2,070	2,425,233
Philadelphia (State of) Authority for Industrial Development (Cultural and Commercials Corridors); Series 2016, Ref. City Agreement RB	5.00%	12/01/2031	840	949,032
Philadelphia (State of) Authority for Industrial Development (Temple University); First Series 2015, Ref. RB	5.00%	04/01/2045	530	601,460
Philadelphia School District; Series 2007 A, Ref. Unlimited Tax GO Bonds(INS-NATL) (a)	5.00%	06/01/2025	535	614,437
Series 2008 E, Limited Tax GO Bonds(b)(c)	5.13%	09/01/2018	1,230	1,264,501
Series 2008 E, Limited Tax GO Bonds(b)(c)	5.13%	09/01/2018	20	20,561
Series 2008 E, Limited Tax GO Bonds(INS-BHAC) (a)	5.13%	09/01/2023	250	256,823
Pittsburgh (City of) & Allegheny (County of) Sports & Exhibition Authority (Regional Asset District); Series 2010, Ref. Sales Tax RB (INS-AGM)(a)	5.00%	02/01/2031	1,000	1,071,080
Pittsburgh (City of) Water & Sewer Authority; Series 2013 A, Ref. First Lien RB	5.00%	09/01/2031	500	563,886
Southcentral (Region of) General Authority (Wellspan Health Obligated Group); Series 2014, Ref. RB(d)	5.00%	06/01/2044	3,180	3,511,768
State Public School Building Authority (Harrisburg School District); Series 2009, RB(b)(c)	5.00%	05/15/2019	165	172,968
Series 2009, RB(b)(c)	5.00%	05/15/2019	165	172,968
Series 2009, RB(b)(c)	5.00%	05/15/2019	670	702,354
Series 2016 A, Ref. RB(INS-AGM) (a)	5.00%	12/01/2030	1,055	1,230,162
Susquehanna Area Regional Airport Authority; Series 2012 A, Airport System RB(j)	5.00%	01/01/2027	1,185	1,302,801
Union (County of) Hospital Authority (Evangelical Community Hospital); Series 2011, Ref. & Improvement RB	7.00%	08/01/2041	1,000	1,116,960
Washington (County of) Industrial Development Authority (Washington Jefferson College); Series 2010, College RB	5.25%	11/01/2030	500	535,205
Washington (County of) Redevelopment Authority (Victory Centre Tanger Outlet Development); Series 2006 A, Tax Allocation RB	5.45%	07/01/2035	1,295	1,295,829
Westmoreland (County of) Industrial Development Authority (Excela Health); Series 2005 A, VRD Health System RB (LOC-PNC Bank, N.A.)(f)(g)	0.97%	07/01/2027	550	550,000
Westmoreland (County of) Municipal Authority; Series 2013, RB	5.00%	08/15/2031	750	843,450
Wilkes-Barre (City of) Finance Authority (University of Scranton); Series 2010, RB(b)(c)	5.00%	11/01/2020	850	929,764
				134,233,740

Guam–3.97%

Guam (Territory of) (Section 30);
Series 2009 A, Limited Obligation RB(b)(c)	5.75%	12/01/2019	1,250	1,351,287
Series 2016 A, Ref. Limited Obligation RB	5.00%	12/01/2046	500	544,940

See accompanying notes which are an integral part of this schedule.

Invesco Pennsylvania Tax Free Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Guam–(continued)

Guam (Territory of) Power Authority;
Series 2010 A, RB	5.50%	10/01/2040	$410	$433,083
Series 2012 A, Ref. RB	5.00%	10/01/2034	520	549,931
Guam (Territory of) Waterworks Authority;
Series 2010, Water & Wastewater System RB(b)(c)	5.63%	07/01/2020	1,000	1,094,640
Series 2014 A, Ref. Water & Wastewater System RB	5.00%	07/01/2029	285	314,022
Guam (Territory of); Series 2011 A, Business Privilege Tax RB	5.13%	01/01/2042	785	827,194
				5,115,097

Virgin Islands–0.95%

Virgin Islands (Government of) Port Authority; Series 2014 A, Ref. Marine RB(j)	5.00%	09/01/2029	575	569,888
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note - Diageo); Series 2009 A, Sub. RB	6.63%	10/01/2029	640	350,400
Virgin Islands (Government of) Public Finance Authority (Matching Fund Loan Note); Series 2009 B, Ref. Sr. Lien RB	5.00%	10/01/2025	500	303,750
				1,224,038
TOTAL INVESTMENTS IN SECURITIES(k)–109.12% (Cost $133,845,766)				140,572,875
FLOATING RATE NOTE OBLIGATIONS–(9.35)%
Notes with interest and fee rates ranging from 1.51% to 1.52% at 11/30/2017 and maturities of collateral ranging from 06/15/2034 to 10/01/2052 (See Note 1D)(l)				(12,040,000)
OTHER ASSETS LESS LIABILITIES–0.23%				291,159
NET ASSETS–100.00%				$128,824,034

Investment Abbreviations:

AGC	—Assured Guaranty Corp.
AGM	—Assured Guaranty Municipal Corp.
AMBAC	—American Municipal Bond Assurance Corp.
BAM	—Build America Mutual Assurance Co.
BHAC	—Berkshire Hathaway Assurance Corp.
CAB	—Capital Appreciation Bonds
Conv.	—Convertible
GO	—General Obligation
Gtd.	—Guaranteed
INS	—Insurer
Jr.	—Junior
LOC	—Letter of Credit
NATL	—National Public Finance Guarantee Corp.
PCR	—Pollution Control Revenue Bonds
RB	—Revenue Bonds
Ref.	—Refunding
Sr.	—Senior
Sub.	—Subordinated
VRD	—Variable Rate Demand

See accompanying notes which are an integral part of this schedule.

Invesco Pennsylvania Tax Free Income Fund

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(d)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1D.
(e)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at November 30, 2017 was $1,361,617, which represented 1.06% of the Fund’s Net Assets.
(f)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically based on current market interest rates. Rate shown is the rate in effect on November 30, 2017.
(g)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(h)	Convertible CAB. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(i)	Zero coupon bond issued at a discount.
(j)	Security subject to the alternative minimum tax.
(k)	Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuers obligations. No concentration of any single entity was greater than 5% each.
(l)	Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at November 30, 2017.

At November 30, 2017, the Fund’s investments with a value of $20,369,974 are held by TOB Trusts and serve as collateral for the $12,040,000 in the floating rate note obligations outstanding at that date.

See accompanying notes which are an integral part of this schedule.

Invesco Pennsylvania Tax Free Income Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2017

(Unaudited)

NOTE 1 -- Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind income received in the form of securities in-lieu of cash is recorded as interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees

Invesco Pennsylvania Tax Free Income Fund

C.	Country Determination – (continued)

and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.	Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Invesco Pennsylvania Tax Free Income Fund

D.	Floating Rate Note Obligations – (continued)

Further, the SEC and various banking agencies recently adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

E.	Other Risks – The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

NOTE 2 -- Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of November 30, 2017, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the three months ended November 30, 2017, there were no material transfers between valuation levels.

Invesco Pennsylvania Tax Free Income Fund

Invesco S&P 500 Index Fund Quarterly Schedule of Portfolio Holdings November 30, 2017

invesco.com/us	MS-SPI-QTR-1	11/17	Invesco Advisers, Inc.

Schedule of Investments(a)

November 30, 2017

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–97.69%

Advertising–0.10%

Interpublic Group of Cos., Inc. (The)	19,776	$391,169

Omnicom Group Inc.	11,603	828,919

		1,220,088

Aerospace & Defense–2.44%

Arconic Inc.	19,516	480,289

Boeing Co. (The)	27,940	7,733,792

General Dynamics Corp.	14,004	2,901,068

L3 Technologies, Inc.	3,917	777,877

Lockheed Martin Corp.	12,599	4,020,593

Northrop Grumman Corp.	8,782	2,699,587

Raytheon Co.	14,593	2,789,452

Rockwell Collins, Inc.	8,168	1,080,708

Textron Inc.	13,311	741,556

TransDigm Group, Inc.	2,409	683,650

United Technologies Corp.	37,357	4,537,008

		28,445,580

Agricultural & Farm Machinery–0.21%

Deere & Co.	16,084	2,410,348

Agricultural Products–0.10%

Archer-Daniels-Midland Co.	28,288	1,128,125

Air Freight & Logistics–0.71%

C.H. Robinson Worldwide, Inc. (b)	7,087	614,089

Expeditors International of Washington, Inc.	9,063	587,101

FedEx Corp.	12,424	2,875,659

United Parcel Service, Inc. -Class B	34,652	4,208,485

		8,285,334

Airlines–0.50%

Alaska Air Group, Inc.	6,225	430,583

American Airlines Group Inc.	21,796	1,100,480

Delta Air Lines, Inc.	33,497	1,772,661

Southwest Airlines Co.	27,692	1,680,074

United Continental Holdings Inc. (c)	13,003	823,350

		5,807,148

Alternative Carriers–0.06%

CenturyLink Inc.	48,812	712,167

Apparel Retail–0.45%

Foot Locker, Inc.	6,623	283,729

Gap, Inc. (The)	11,073	357,769

L Brands, Inc. (b)	12,549	703,623

Ross Stores, Inc.	19,570	1,487,907

TJX Cos., Inc. (The)	31,997	2,417,373
		5,250,401

	Shares	Value

Apparel, Accessories & Luxury Goods–0.31%

Hanesbrands, Inc. (b)	18,320	$382,705

Michael Kors Holdings Ltd. (c)	7,624	445,547

PVH Corp.	3,926	528,243

Ralph Lauren Corp.	2,737	260,425

Tapestry, Inc.	14,243	593,791

Under Armour, Inc. -Class A (b)(c)	9,290	123,464

Under Armour, Inc. -Class C (b)(c)	9,373	111,820

VF Corp.	16,429	1,198,660

		3,644,655

Application Software–1.18%

Adobe Systems Inc. (c)	24,811	4,502,452

ANSYS, Inc. (c)	4,221	625,510

Autodesk, Inc. (c)	11,022	1,209,114

Cadence Design Systems, Inc. (c)	14,090	618,692

Citrix Systems, Inc. (c)	7,238	634,266

Intuit Inc.	12,245	1,925,159

salesforce.com, inc. (c)	34,335	3,581,827

Synopsys, Inc. (c)	7,561	683,363

		13,780,383

Asset Management & Custody Banks–1.14%

Affiliated Managers Group, Inc.	2,796	555,481

Ameriprise Financial, Inc.	7,540	1,230,754

Bank of New York Mellon Corp. (The)	51,955	2,844,017

BlackRock, Inc.	6,233	3,123,917

Franklin Resources, Inc.	16,546	717,269

Invesco Ltd. (d)	20,468	740,328

Northern Trust Corp.	10,756	1,051,722

State Street Corp.	18,805	1,793,057

T. Rowe Price Group Inc.	12,037	1,238,848

		13,295,393

Auto Parts & Equipment–0.17%

BorgWarner, Inc.	9,935	553,181

Delphi Automotive PLC	13,377	1,400,170

		1,953,351

Automobile Manufacturers–0.45%

Ford Motor Co.	196,674	2,462,358

General Motors Co.	65,952	2,841,872

		5,304,230

Automotive Retail–0.26%

Advance Auto Parts, Inc.	3,714	375,114

AutoZone, Inc. (c)	1,415	971,765

CarMax, Inc. (c)	9,214	634,937

O’Reilly Automotive, Inc. (c)	4,426	1,045,466

		3,027,282

See accompanying notes which are an integral part of this schedule.

                                 Invesco S&P 500 Index Fund

	Shares	Value

Biotechnology–2.73%

AbbVie Inc.	80,174	$7,770,464

Alexion Pharmaceuticals, Inc. (c)	11,196	1,229,433

Amgen Inc.	36,694	6,445,668

Biogen Inc. (c)	10,632	3,425,311

Celgene Corp. (c)	39,384	3,971,089

Gilead Sciences, Inc.	65,642	4,908,709

Incyte Corp. (c)	8,550	846,364

Regeneron Pharmaceuticals, Inc. (c)	3,863	1,397,865

Vertex Pharmaceuticals Inc. (c)	12,678	1,829,309

		31,824,212

Brewers–0.06%

Molson Coors Brewing Co. -Class B	9,289	725,471

Broadcasting–0.15%

CBS Corp. -Class B	18,307	1,026,290

Discovery Communications, Inc. -Class A (b)(c)	7,735	147,120

Discovery Communications, Inc. -Class C (b)(c)	10,219	184,760

Scripps Networks Interactive Inc. -Class A	4,872	398,724

		1,756,894

Building Products–0.33%

A.O. Smith Corp.	7,408	469,815

Allegion PLC	4,794	403,367

Fortune Brands Home & Security, Inc.	7,739	529,503

Johnson Controls International PLC	46,888	1,764,864

Masco Corp.	15,996	686,389

		3,853,938

Cable & Satellite–1.09%

Charter Communications, Inc. -Class A (c)	10,115	3,299,614

Comcast Corp. -Class A	236,554	8,880,237

DISH Network Corp. -Class A(c)	11,443	579,588

		12,759,439

Casinos & Gaming–0.13%

MGM Resorts International	26,032	888,212

Wynn Resorts Ltd.	3,986	630,107

		1,518,319

Commodity Chemicals–0.15%

LyondellBasell Industries N.V. -Class A	16,321	1,708,809

Communications Equipment–1.03%

Cisco Systems, Inc.	251,445	9,378,898

F5 Networks, Inc. (c)	3,170	425,414

Harris Corp.	6,022	870,179

Juniper Networks, Inc.	19,122	530,827

Motorola Solutions, Inc.	8,223	773,867

		11,979,185

Computer & Electronics Retail–0.07%

Best Buy Co., Inc.	13,347	795,615

Construction & Engineering–0.09%

Fluor Corp.	7,031	340,370

Jacobs Engineering Group Inc.	6,057	397,521

	Shares	Value

Construction & Engineering–(continued)

Quanta Services, Inc. (c)	7,602	$288,116

		1,026,007

Construction Machinery & Heavy Trucks–0.58%

Caterpillar Inc.	29,741	4,197,942

Cummins Inc.	7,923	1,326,310

PACCAR Inc.	17,672	1,242,872

		6,767,124

Construction Materials–0.13%

Martin Marietta Materials, Inc.	3,155	657,470

Vulcan Materials Co.	6,647	835,196

		1,492,666

Consumer Electronics–0.03%

Garmin Ltd.	5,580	346,406

Consumer Finance–0.74%

American Express Co.	36,896	3,605,108

Capital One Financial Corp.	24,297	2,235,324

Discover Financial Services	18,724	1,321,914

Navient Corp.	13,783	173,804

Synchrony Financial	37,596	1,349,321

		8,685,471

Copper–0.08%

Freeport-McMoRan Inc. (c)	67,664	941,883

Data Processing & Outsourced Services–2.64%
Alliance Data Systems Corp.	2,427	580,708

Automatic Data Processing, Inc.	22,346	2,557,723

Fidelity National Information Services, Inc.	16,731	1,578,235

Fiserv, Inc. (c)	10,583	1,391,135

Global Payments Inc.	7,670	771,295

Mastercard Inc. -Class A	46,957	7,065,620

Paychex, Inc.	16,085	1,082,681

PayPal Holdings, Inc. (c)	56,838	4,304,342

Total System Services, Inc.	8,432	627,004

Visa Inc. -Class A	91,996	10,357,830

Western Union Co. (The)	23,332	459,407

		30,775,980

Department Stores–0.09%

Kohl’s Corp.	8,476	406,594

Macy’s, Inc. (b)	15,319	364,592

Nordstrom, Inc. (b)	5,851	265,928

		1,037,114

Distillers & Vintners–0.21%

Brown-Forman Corp. -Class B	9,847	588,851
Constellation Brands, Inc. -Class A	8,624	1,876,496
		2,465,347

Distributors–0.11%

Genuine Parts Co.	7,414	689,279

LKQ Corp. (c)	15,509	611,365

		1,300,644

See accompanying notes which are an integral part of this schedule.

                                 Invesco S&P 500 Index Fund

	Shares	Value

Diversified Banks–5.12%

Bank of America Corp.	493,434	$ 13,900,036

Citigroup Inc.	137,013	10,344,482

JPMorgan Chase & Co.	176,964	18,496,277

U.S. Bancorp	79,914	4,407,257

Wells Fargo & Co.	224,666	12,686,889

		59,834,941

Diversified Chemicals–0.78%

DowDuPont Inc.	117,335	8,443,427

Eastman Chemical Co.	7,335	677,534

		9,120,961

Diversified Support Services–0.06%

Cintas Corp.	4,283	674,316

Drug Retail–0.61%

CVS Health Corp.	51,121	3,915,868

Walgreens Boots Alliance, Inc.	43,660	3,176,702

		7,092,570

Electric Utilities–1.91%

Alliant Energy Corp.	11,619	524,133

American Electric Power Co., Inc.	24,737	1,920,333

Duke Energy Corp.	35,211	3,140,117

Edison International	16,391	1,332,097

Entergy Corp.	9,028	780,741

Eversource Energy	15,942	1,033,839

Exelon Corp.	48,280	2,013,759

FirstEnergy Corp.	22,324	762,141

NextEra Energy, Inc.	23,553	3,722,316

PG&E Corp.	25,788	1,398,741

Pinnacle West Capital Corp.	5,642	517,992

PPL Corp.	34,370	1,260,348

Southern Co. (The)	50,261	2,573,363

Xcel Energy, Inc.	25,545	1,318,378

		22,298,298

Electrical Components & Equipment–0.54%

Acuity Brands, Inc.	2,116	362,725

AMETEK, Inc.	11,576	841,459

Eaton Corp. PLC	22,367	1,739,705

Emerson Electric Co.	32,185	2,086,232

Rockwell Automation, Inc.	6,430	1,241,504

		6,271,625

Electronic Components–0.24%

Amphenol Corp. -Class A	15,375	1,392,821

Corning Inc.	45,419	1,471,122

		2,863,943

Electronic Equipment & Instruments–0.03%

FLIR Systems, Inc.	6,864	319,725

Electronic Manufacturing Services–0.14%

TE Connectivity Ltd.	17,760	1,677,254

Environmental & Facilities Services–0.23%

Republic Services, Inc.	11,565	751,031

	Shares	Value

Environmental & Facilities Services–(continued)

Stericycle, Inc. (c)	4,288	$284,337

Waste Management, Inc.	20,348	1,673,623

		2,708,991

Fertilizers & Agricultural Chemicals–0.35%

CF Industries Holdings, Inc.	11,728	439,448

FMC Corp.	6,750	637,200

Monsanto Co.	22,076	2,612,474

Mosaic Co. (The)	17,659	428,937

		4,118,059

Financial Exchanges & Data–0.79%

Cboe Global Markets, Inc.	5,671	699,972

CME Group Inc. -Class A	17,094	2,556,237

Intercontinental Exchange, Inc.	29,594	2,114,491

Moody’s Corp.	8,372	1,271,037

Nasdaq, Inc.	5,871	464,748

S&P Global Inc.	12,919	2,137,836

		9,244,321

Food Distributors–0.12%

Sysco Corp.	24,421	1,409,824

Food Retail–0.10%

Kroger Co. (The)	45,125	1,166,932

Footwear–0.34%

NIKE, Inc. -Class B	66,076	3,992,312

General Merchandise Stores–0.34%

Dollar General Corp.	13,100	1,153,848

Dollar Tree, Inc. (c)	11,907	1,223,563

Target Corp.	27,465	1,645,154

		4,022,565

Gold–0.08%

Newmont Mining Corp.	26,826	992,294

Health Care Distributors–0.33%

AmerisourceBergen Corp.	8,153	691,538

Cardinal Health, Inc.	15,891	940,588

Henry Schein, Inc. (c)	7,980	570,171

McKesson Corp.	10,559	1,559,987

Patterson Cos. Inc. (b)	4,104	150,001

		3,912,285

Health Care Equipment–2.60%

Abbott Laboratories	87,406	4,927,076

Baxter International Inc.	25,207	1,651,815

Becton, Dickinson and Co.	11,437	2,610,038

Boston Scientific Corp. (c)	69,002	1,813,372

C.R. Bard, Inc.	3,662	1,230,212

Danaher Corp.	30,730	2,899,683

Edwards Lifesciences Corp. (c)	10,654	1,248,649

Hologic, Inc. (c)	14,086	587,668

IDEXX Laboratories, Inc. (c)	4,382	685,389

Intuitive Surgical, Inc. (c)	5,622	2,247,563

Medtronic PLC	68,120	5,594,696

See accompanying notes which are an integral part of this schedule.

                                 Invesco S&P 500 Index Fund

	Shares	Value

Health Care Equipment–(continued)

ResMed Inc.	7,134	$609,244
Stryker Corp.	16,177	2,523,612
Varian Medical Systems, Inc. (c)	4,586	512,485
Zimmer Biomet Holdings, Inc.	10,122	1,185,286
		30,326,788

Health Care Facilities–0.15%

HCA Healthcare, Inc. (c)	14,532	1,235,220
Universal Health Services, Inc. -Class B	4,410	477,823
		1,713,043

Health Care REIT’s–0.26%

HCP, Inc.	23,573	623,270
Ventas, Inc.	17,953	1,149,171
Welltower Inc.	18,549	1,251,316
		3,023,757

Health Care Services–0.35%

DaVita Inc. (c)	7,691	469,612
Envision Healthcare Corp. (c)	6,076	194,007
Express Scripts Holding Co. (c)	29,043	1,893,023
Laboratory Corp. of America Holdings (c)	5,095	806,386
Quest Diagnostics Inc.	6,905	679,866
		4,042,894

Health Care Supplies–0.20%

Align Technology, Inc. (c)	3,627	946,212
Cooper Cos., Inc. (The)	2,436	587,515
DENTSPLY SIRONA Inc.	11,531	772,692
		2,306,419

Health Care Technology–0.10%

Cerner Corp. (c)	15,840	1,119,730

Home Entertainment Software–0.34%

Activision Blizzard, Inc.	37,963	2,368,891
Electronic Arts Inc. (c)	15,497	1,648,106
		4,016,997

Home Furnishings–0.10%

Leggett & Platt, Inc.	6,655	321,037
Mohawk Industries, Inc. (c)	3,185	900,113
		1,221,150

Home Improvement Retail–1.22%

Home Depot, Inc. (The)	59,281	10,659,909
Lowe’s Cos., Inc.	42,454	3,539,390
		14,199,299

Homebuilding–0.17%

D.R. Horton, Inc.	17,094	871,794
Lennar Corp. -Class A	10,221	641,696
PulteGroup Inc.	13,958	476,386
		1,989,876

	Shares	Value

Hotel and Resort REIT’s–0.06%

Host Hotels & Resorts Inc.	37,216	$736,505

Hotels, Resorts & Cruise Lines–0.54%

Carnival Corp.	20,508	1,346,145
Hilton Worldwide Holdings Inc.	10,307	799,411
Marriott International Inc. -Class A	15,731	1,997,837
Norwegian Cruise Line Holdings Ltd. (c)	8,949	484,678
Royal Caribbean Cruises Ltd.	8,652	1,071,810
Wyndham Worldwide Corp.	5,168	580,831
		6,280,712

Household Appliances–0.05%

Whirlpool Corp.	3,669	618,483

Household Products–1.57%

Church & Dwight Co., Inc.	12,539	590,461
Clorox Co. (The)	6,479	902,460
Colgate-Palmolive Co.	44,295	3,209,173
Kimberly-Clark Corp.	17,756	2,126,458
Procter & Gamble Co. (The)	128,236	11,539,958
		18,368,510

Housewares & Specialties–0.07%

Newell Brands, Inc.	24,645	763,256

Human Resource & Employment Services–0.03%

Robert Half International, Inc.	6,297	359,181

Hypermarkets & Super Centers–0.96%

Costco Wholesale Corp.	22,065	4,069,448
Wal-Mart Stores, Inc.	73,608	7,156,906
		11,226,354

Independent Power Producers & Energy Traders–0.07%

AES Corp. (The)	33,211	351,372
NRG Energy, Inc.	15,118	418,013
		769,385

Industrial Conglomerates–1.94%
3M Co.	30,010	7,296,631
General Electric Co. (e)	435,396	7,963,393
Honeywell International Inc.	38,353	5,981,534
Roper Technologies, Inc.	5,132	1,371,322
		22,612,880

Industrial Gases–0.34%

Air Products and Chemicals, Inc.	10,953	1,785,777
Praxair, Inc.	14,381	2,213,524
		3,999,301

Industrial Machinery–0.87%

Dover Corp.	7,831	765,167
Flowserve Corp.	6,582	280,261
Fortive Corp.	15,337	1,144,907
Illinois Tool Works Inc.	15,575	2,636,069
Ingersoll-Rand PLC	12,756	1,117,681
Parker-Hannifin Corp.	6,699	1,255,995

See accompanying notes which are an integral part of this schedule.

                                 Invesco S&P 500 Index Fund

	Shares	Value

Industrial Machinery–(continued)

Pentair PLC (United Kingdom)	8,304	$590,913
Snap-on Inc. (b)	2,914	493,719
Stanley Black & Decker Inc.	7,695	1,305,303
Xylem, Inc.	9,040	626,834
		10,216,849

Industrial REIT’s–0.19%

Duke Realty Corp.	17,887	503,161
Prologis, Inc.	26,780	1,773,640
		2,276,801

Insurance Brokers–0.48%

Aon PLC	12,789	1,793,273
Arthur J. Gallagher & Co.	9,028	594,313
Marsh & McLennan Cos., Inc.	25,773	2,163,128
Willis Towers Watson PLC	6,752	1,085,722
		5,636,436

Integrated Oil & Gas–2.72%

Chevron Corp.	95,317	11,341,770
Exxon Mobil Corp.	213,082	17,747,600
Occidental Petroleum Corp.	38,466	2,711,853
		31,801,223

Integrated Telecommunication Services–1.86%

AT&T Inc.	308,772	11,233,125
Verizon Communications Inc.	205,138	10,439,473
		21,672,598

Internet & Direct Marketing Retail–2.82%

Amazon.com, Inc. (c)	20,050	23,593,837
Expedia, Inc.	6,115	749,088
Netflix Inc. (c)	21,733	4,076,676
Priceline Group Inc. (The) (c)	2,467	4,291,865
TripAdvisor Inc. (c)	5,447	188,575
		32,900,041

Internet Software & Services–4.70%

Akamai Technologies, Inc. (c)	8,596	479,485
Alphabet Inc. -Class A (c)	14,987	15,529,080
Alphabet Inc. -Class C (c)	15,179	15,503,982
eBay Inc. (c)	50,056	1,735,442
Facebook, Inc. -Class A (c)	119,200	21,119,856
VeriSign, Inc. (b)(c)	4,321	497,347
		54,865,192

Investment Banking & Brokerage–1.05%

Charles Schwab Corp. (The)	59,934	2,924,180
E*TRADE Financial Corp. (c)	13,818	665,198
Goldman Sachs Group, Inc. (The)	18,092	4,480,303
Morgan Stanley	71,116	3,670,297
Raymond James Financial, Inc.	6,447	569,270
		12,309,248

IT Consulting & Other Services–1.34%

Accenture PLC -Class A	31,077	4,599,707

	Shares	Value

IT Consulting & Other Services–(continued)

Cognizant Technology Solutions Corp. -Class A	29,733	$2,149,101
CSRA Inc.	8,220	237,805
DXC Technology Co.	14,345	1,379,128
Gartner, Inc. (c)	4,548	549,808
International Business Machines Corp.	43,584	6,710,628
		15,626,177

Leisure Products–0.07%

Hasbro, Inc.	5,759	535,702
Mattel, Inc. (b)	17,233	314,502
		850,204

Life & Health Insurance–0.88%

Aflac, Inc.	19,865	1,740,969
Brighthouse Financial, Inc. (c)	4,818	283,250
Lincoln National Corp.	11,139	852,690
MetLife, Inc.	53,449	2,869,142
Principal Financial Group, Inc.	13,484	954,532
Prudential Financial, Inc.	21,472	2,487,317
Torchmark Corp.	5,472	486,187
Unum Group	11,348	642,524
		10,316,611

Life Sciences Tools & Services–0.81%

Agilent Technologies, Inc.	16,114	1,115,733
Illumina, Inc. (c)	7,344	1,689,340
IQVIA Holdings Inc. (c)	7,621	777,418
Mettler-Toledo International Inc. (c)	1,298	816,715
PerkinElmer, Inc.	5,555	409,293
Thermo Fisher Scientific, Inc.	20,125	3,879,295
Waters Corp. (c)	4,025	793,609
		9,481,403

Managed Health Care–1.94%

Aetna Inc.	16,687	3,006,664
Anthem, Inc.	13,204	3,102,412
Centene Corp. (c)	8,666	884,712
Cigna Corp.	12,661	2,680,713
Humana Inc.	7,259	1,893,583
UnitedHealth Group Inc.	48,621	11,093,853
		22,661,937

Metal & Glass Containers–0.06%

Ball Corp.	17,713	706,926

Motorcycle Manufacturers–0.04%

Harley-Davidson, Inc. (b)	8,578	430,616

Movies & Entertainment–1.25%

Time Warner Inc.	39,118	3,579,688
Twenty-First Century Fox, Inc. -Class A	52,943	1,690,999
Twenty-First Century Fox, Inc. -Class B	22,085	687,948
Viacom Inc. -Class B	17,723	501,915
Walt Disney Co. (The)	77,619	8,136,024
		14,596,574

See accompanying notes which are an integral part of this schedule.

                                 Invesco S&P 500 Index Fund

	Shares	Value

Multi-Line Insurance–0.41%

American International Group, Inc.	45,430	$2,723,983
Assurant, Inc.	2,739	276,283
Hartford Financial Services Group, Inc. (The)	18,319	1,052,243
Loews Corp.	13,889	698,339
		4,750,848

Multi-Sector Holdings–1.64%

Berkshire Hathaway Inc. -Class B (c)	96,763	18,676,226
Leucadia National Corp.	15,922	418,908
		19,095,134

Multi-Utilities–1.03%

Ameren Corp.	12,206	780,696
CenterPoint Energy, Inc.	21,681	650,647
CMS Energy Corp.	14,209	709,029
Consolidated Edison, Inc.	15,579	1,387,154
Dominion Energy, Inc.	32,314	2,718,577
DTE Energy Co.	9,024	1,042,904
NiSource Inc.	16,387	451,134
Public Service Enterprise Group Inc.	25,450	1,350,377
SCANA Corp.	7,196	310,651
Sempra Energy	12,618	1,526,652
WEC Energy Group, Inc.	15,876	1,103,223
		12,031,044

Office REIT’s–0.24%

Alexandria Real Estate Equities, Inc.	4,708	598,199
Boston Properties, Inc.	7,739	970,316
SL Green Realty Corp.	4,976	508,696
Vornado Realty Trust	8,665	672,577
		2,749,788

Oil & Gas Drilling–0.03%

Helmerich & Payne, Inc. (b)	5,490	321,604

Oil & Gas Equipment & Services–0.70%
Baker Hughes, a GE Co.	21,524	639,909
Halliburton Co.	43,662	1,824,198
National Oilwell Varco Inc.	19,119	641,443
Schlumberger Ltd.	69,905	4,393,529
TechnipFMC PLC (United Kingdom)	22,085	632,514
		8,131,593

Oil & Gas Exploration & Production–1.39%

Anadarko Petroleum Corp.	28,190	1,355,657
Apache Corp.	19,136	800,459
Cabot Oil & Gas Corp.	23,257	673,290
Chesapeake Energy Corp. (b)(c)	45,664	185,853
Cimarex Energy Co.	4,784	555,470
Concho Resources Inc. (c)	7,453	1,042,377
ConocoPhillips (e)	61,198	3,113,754
Devon Energy Corp.	26,447	1,019,003
EOG Resources, Inc.	29,042	2,971,577
EQT Corp.	12,062	718,895
Hess Corp.	13,594	623,693
Marathon Oil Corp.	42,763	634,603
Newfield Exploration Co. (c)	10,020	309,919
Noble Energy, Inc.	24,466	643,456

	Shares	Value

Oil & Gas Exploration & Production–(continued)

Pioneer Natural Resources Co.	8,556	$1,335,078
Range Resources Corp.	11,354	204,599
		16,187,683

Oil & Gas Refining & Marketing–0.55%

Andeavor	7,258	765,501
Marathon Petroleum Corp.	25,458	1,594,435
Phillips 66	21,606	2,107,881
Valero Energy Corp.	22,209	1,901,535
		6,369,352

Oil & Gas Storage & Transportation–0.33%

Kinder Morgan, Inc.	96,592	1,664,280
ONEOK, Inc.	19,110	991,809
Williams Cos., Inc. (The)	41,570	1,207,609
		3,863,698

Packaged Foods & Meats–1.13%

Campbell Soup Co.	9,753	480,823
Conagra Brands, Inc.	20,902	780,272
General Mills, Inc. (e)	28,985	1,639,392
Hershey Co. (The)	7,142	792,262
Hormel Foods Corp. (b)	13,570	494,627
JM Smucker Co. (The)	5,711	666,302
Kellogg Co. (b)	12,496	826,735
Kraft Heinz Co. (The)	30,016	2,442,402
McCormick & Co., Inc.	5,979	610,934
Mondelez International, Inc. -Class A	75,816	3,255,539
Tyson Foods, Inc. -Class A	14,498	1,192,460
		13,181,748

Paper Packaging–0.30%

Avery Dennison Corp.	4,454	508,290
International Paper Co.	20,772	1,175,903
Packaging Corp. of America	4,739	562,045
Sealed Air Corp.	9,556	459,166
WestRock Co.	12,772	797,101
		3,502,505

Personal Products–0.15%

Coty Inc. -Class A (b)	23,696	408,282
Estee Lauder Cos. Inc. (The) -Class A	11,262	1,405,836
		1,814,118

Pharmaceuticals–4.53%

Allergan PLC	16,811	2,922,256
Bristol-Myers Squibb Co.	82,468	5,211,153
Eli Lilly and Co.	48,722	4,123,830
Johnson & Johnson	134,974	18,805,927
Merck & Co., Inc.	137,509	7,600,122
Mylan N.V. (c)	26,967	985,105
Perrigo Co. PLC	6,669	581,604
Pfizer Inc.	300,115	10,882,170
Zoetis Inc.	24,691	1,784,912
		52,897,079

Property & Casualty Insurance–0.85%

Allstate Corp. (The)	18,171	1,865,435

See accompanying notes which are an integral part of this schedule.

                                 Invesco S&P 500 Index Fund

	Shares	Value

Property & Casualty Insurance–(continued)

Chubb Ltd.	23,390	$3,557,853
Cincinnati Financial Corp.	7,539	563,389
Progressive Corp. (The)	29,225	1,554,186
Travelers Cos., Inc. (The)	13,876	1,881,169
XL Group Ltd. (Bermuda)	12,971	503,534
		9,925,566

Publishing–0.03%

News Corp. -Class A	19,227	310,709
News Corp. -Class B	6,163	101,073
		411,782

Railroads–0.88%

CSX Corp.	45,928	2,560,486
Kansas City Southern	5,286	592,772
Norfolk Southern Corp.	14,478	2,007,085
Union Pacific Corp.	40,249	5,091,499
		10,251,842

Real Estate Services–0.06%

CBRE Group, Inc. -Class A (c)	15,128	655,950

Regional Banks–1.26%

BB&T Corp.	40,637	2,008,281
Citizens Financial Group, Inc.	25,177	1,024,704
Comerica Inc.	8,800	733,128
Fifth Third Bancorp	37,048	1,130,335
Huntington Bancshares Inc.	54,814	789,322
KeyCorp	54,690	1,038,016
M&T Bank Corp.	7,640	1,290,778
People’s United Financial, Inc.	17,323	329,483
PNC Financial Services Group, Inc. (The)	24,097	3,387,074
Regions Financial Corp.	60,099	997,042
SunTrust Banks, Inc.	24,134	1,487,378
Zions Bancorp.	10,193	505,063
		14,720,604

Reinsurance–0.04%

Everest Re Group, Ltd.	2,077	456,109

Research & Consulting Services–0.25%

Equifax Inc.	6,047	690,084
IHS Markit Ltd. (c)	18,267	815,073
Nielsen Holdings PLC	16,896	620,421
Verisk Analytics, Inc. -Class A (c)	7,835	755,451
		2,881,029

Residential REIT’s–0.41%

Apartment Investment & Management Co. -Class A	7,899	348,267
AvalonBay Communities, Inc.	6,931	1,256,798
Equity Residential	18,471	1,234,232
Essex Property Trust, Inc.	3,306	816,549
Mid-America Apartment Communities, Inc.	5,757	589,747
UDR, Inc.	13,451	529,028
		4,774,621

	Shares	Value

Restaurants–1.16%

Chipotle Mexican Grill, Inc. (b)(c)	1,261	$383,836
Darden Restaurants, Inc.	6,254	527,337
McDonald’s Corp.	40,733	7,004,854
Starbucks Corp.	72,611	4,198,368
Yum! Brands, Inc.	17,337	1,447,119
		13,561,514

Retail REIT’s–0.49%

Federal Realty Investment Trust	3,633	480,319
GGP Inc.	31,491	740,039
Kimco Realty Corp.	21,414	396,587
Macerich Co. (The)	5,475	354,506
Realty Income Corp.	13,737	759,656
Regency Centers Corp.	7,457	505,659
Simon Property Group, Inc.	15,630	2,528,153
		5,764,919

Semiconductor Equipment–0.45%

Applied Materials, Inc.	53,631	2,830,108
KLA-Tencor Corp.	7,886	806,264
Lam Research Corp.	8,169	1,571,144
		5,207,516

Semiconductors–3.41%

Advanced Micro Devices, Inc. (b)(c)	40,470	440,718
Analog Devices, Inc.	18,463	1,589,849
Broadcom Ltd.	20,446	5,682,761
Intel Corp.	236,306	10,595,961
Microchip Technology Inc.	11,703	1,018,044
Micron Technology, Inc. (c)	56,024	2,374,857
NVIDIA Corp.	30,173	6,056,023
Qorvo, Inc. (c)	6,393	489,576
QUALCOMM Inc.	74,331	4,931,119
Skyworks Solutions, Inc.	9,282	972,197
Texas Instruments Inc.	49,787	4,843,777
Xilinx, Inc.	12,478	867,346
		39,862,228

Soft Drinks–1.66%

Coca-Cola Co. (The)	193,046	8,835,716
Dr Pepper Snapple Group, Inc.	9,138	824,156
Monster Beverage Corp. (c)	20,857	1,307,108
PepsiCo, Inc.	71,869	8,374,176
		19,341,156

Specialized Consumer Services–0.02%

H&R Block, Inc.	10,521	275,440

Specialized REIT’s–1.16%

American Tower Corp. -Class A	21,582	3,106,297
Crown Castle International Corp.	20,429	2,308,477
Digital Realty Trust, Inc.	10,289	1,200,726
Equinix, Inc.	3,918	1,819,872
Extra Space Storage Inc.	6,358	542,719
Iron Mountain Inc.	13,295	543,367
Public Storage	7,520	1,602,662

See accompanying notes which are an integral part of this schedule.

                                 Invesco S&P 500 Index Fund

	Shares	Value

Specialized REIT’s–(continued)

SBA Communications Corp. -Class A (c)	6,101	$1,035,645

Weyerhaeuser Co.	37,898	1,340,831

		13,500,596

Specialty Chemicals–0.54%

Albemarle Corp.	5,602	752,461

Ecolab Inc.	13,132	1,784,901

International Flavors & Fragrances Inc.	3,925	610,102

PPG Industries, Inc.	12,888	1,505,963

Sherwin-Williams Co. (The)	4,133	1,650,803

		6,304,230

Specialty Stores–0.15%

Signet Jewelers Ltd. (b)	3,040	158,961

Tiffany & Co.	5,134	485,163

Tractor Supply Co.	6,367	434,484

Ulta Beauty, Inc. (c)	2,932	650,054

		1,728,662

Steel–0.08%

Nucor Corp.	16,051	922,932

Systems Software–3.65%

CA, Inc.	15,888	525,416

Microsoft Corp.	387,335	32,601,987

Oracle Corp.	151,860	7,450,251

Red Hat, Inc. (c)	8,943	1,133,615

Symantec Corp.	30,904	895,289

		42,606,558

Technology Hardware, Storage & Peripherals–4.32%

Apple Inc.	259,751	44,638,209

Hewlett Packard Enterprise Co.	82,604	1,152,326

HP Inc.	83,994	1,801,671

NetApp, Inc.	13,530	764,580

Seagate Technology PLC	14,474	558,118

Western Digital Corp.	14,828	1,169,336

Xerox Corp.	10,739	318,519

		50,402,759

Tires & Rubber–0.03%

Goodyear Tire & Rubber Co. (The)	12,667	410,031

	Shares	Value

Tobacco–1.25%

Altria Group, Inc.	96,482	$6,544,374

Philip Morris International Inc.	78,140	8,028,885

		14,573,259

Trading Companies & Distributors–0.17%

Fastenal Co.	14,452	757,140

United Rentals, Inc. (c)	4,218	672,687

W.W. Grainger, Inc. (b)	2,640	584,258

		2,014,085

Trucking–0.04%

J.B. Hunt Transport Services, Inc.	4,315	479,569

Water Utilities–0.07%

American Water Works Co., Inc.	8,964	820,744

Total Common Stocks & Other Equity Interests (Cost $530,080,943)		1,140,539,476

Money Market Funds–2.05%

Invesco Government & Agency Portfolio – Institutional Class, 0.98% (f)	8,348,322	8,348,322

Invesco Liquid Assets Portfolio –Institutional Class, 0.88% (f)	5,961,895	5,963,087

Invesco Treasury Portfolio – Institutional Class, 0.98% (f)	9,540,939	9,540,939

Total Money Market Funds (Cost $23,852,348)		23,852,348

TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)–99.74% (Cost $553,933,291)		1,164,391,824

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Fund–0.52%

Invesco Government & Agency Portfolio – Institutional Class, 0.98% (Cost $6,108,512)(f)(g)	6,108,512	6,108,512

TOTAL INVESTMENTS IN SECURITIES–100.26% (Cost $560,041,803)		1,170,500,336

OTHER ASSETS LESS LIABILITIES–(0.26)%		(3,001,667)

NET ASSETS–100.00%		$1,167,498,669

See accompanying notes which are an integral part of this schedule.

                                 Invesco S&P 500 Index Fund

Investment Abbreviations:

REIT	— Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at November 30, 2017.

(c)	Non-income producing security.

(d)	The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The value of this security as of November 30, 2017 represented less than 1% of the Fund’s Net Assets. See Note 3.

(e)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1E.

(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of November 30, 2017.

(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1D.

Open Futures Contracts - Equity Risk
Long Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
E-Mini S&P 500	197	December-2017	$ 26,081,815	$1,036,495	$1,036,495

See accompanying notes which are an integral part of this schedule.

                                 Invesco S&P 500 Index Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2017

(Unaudited)

NOTE 1-- Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

                                 Invesco S&P 500 Index Fund

A.	Security Valuations – (continued)

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
E.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the

                                 Invesco S&P 500 Index Fund

E.	Futures Contracts – (continued)

segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
F.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 -- Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of November 30, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the three months ended November 30, 2017, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Common Stocks & Other Equity Interests	$1,140,539,476	$—	$—	$1,140,539,476
Money Market Funds	29,960,860	—	—	29,960,860
	1,170,500,336	—	—	1,170,500,336
Futures Contracts*	1,036,495	—	—	1,036,495
Total Investments	$1,171,536,831	$—	$—	$1,171,536,831

* Unrealized appreciation.

                             Invesco S&P 500 Index Fund

NOTE 3 -- Investments in Affiliates

The Fund’s Adviser is a subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Ltd. for the three months ended

November 30, 2017.

	Value 08/31/17	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value 11/30/17	Dividend Income
Invesco Ltd.	$670,941	$—	$—	$69,387	$—	$740,328	$5,936

                        Invesco S&P 500 Index Fund

Invesco Short Duration High Yield Municipal Fund Quarterly Schedule of Portfolio Holdings November 30, 2017

invesco.com/us	SDHYM-QTR-1 11/17	Invesco Advisers, Inc.

Schedule of Investments

November 30, 2017

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Municipal Obligations–100.04%

Alabama–1.03%

Birmingham (City of) Special Care Facilities Financing Authority (Methodist Home for the Aging); Series 2016, RB	5.25%	06/01/2025	$1,500	$1,685,325

Huntsville (City of) Special Care Facilities Financing Authority (Redstone Village); Series 2007, RB	5.50%	01/01/2028	95	91,097
				1,776,422

Alaska–0.91%
Northern Tobacco Securitization Corp.; Series 2006 A, Tobacco Settlement Asset-Backed RB	4.63%	06/01/2023	1,535	1,572,439

American Samoa–0.57%
American Samoa (Territory of) Economic Development Authority; Series 2015 A, Ref. General RB	6.25%	09/01/2029	1,000	990,020

Arizona–2.11%
Arizona (State of) Industrial Development Authority (American Charter Schools Foundation); Series 2017, Ref. Education RB(a)	5.00%	07/01/2022	1,500	1,571,685
Arizona (State of) Industrial Development Authority (Basis Schools); Series 2017 A, Ref. Education RB(a)	5.00%	07/01/2026	500	544,310
Phoenix (City of) Industrial Development Authority (Basis Schools); Series 2016 A, Ref. Education RB(a)	5.00%	07/01/2035	1,000	1,047,450
Pima (County of) Industrial Development Authority (American Leadership); Series 2015, Ref. Education Facility RB(a)	4.60%	06/15/2025	460	470,276
				3,633,721

California–4.99%
Bay Area Toll Authority (San Francisco Bay Area); Series 2017 D, Ref. Toll Bridge Floating Rate RB (3 mo. USD LIBOR + 0.55%) (a)(b)(c)	1.49%	04/01/2021	500	498,980
California (State of) Pollution Control Financing Authority (Aemerge Redpack Services LLC); Series 2016, Solid Waste Disposal RB(a)(d)	7.00%	12/01/2027	750	737,865
California (State of) Statewide Communities Development Authority (Creative Child Care & Team Charter); Series 2015, School Facilities RB (Acquired 11/03/2015; Cost $545,000)(a)	5.00%	06/01/2022	545	554,859
California (State of) Statewide Communities Development Authority (Lancer Educational Student Housing); Series 2016, Ref. RB(a)	4.00%	06/01/2021	500	514,125
Series 2016, Ref. RB(a)	4.00%	06/01/2026	500	517,825
California (State of); Series 2013 D, Unlimited Tax GO Floating Rate Bonds (SIFMA Municipal Swap Index + 0.29%) (b)(c)	1.26%	12/01/2020	1,000	1,000,000
California County Tobacco Securitization Agency (The) (Los Angeles County Securitization Corp.); Series 2006, Tobacco Settlement Conv. Asset-Backed RB	5.60%	06/01/2036	1,000	1,017,550
California County Tobacco Securitization Agency (The) (Sonoma County Securitization Corp.); Series 2005, Ref. Tobacco Settlement Asset-Backed RB	5.13%	06/01/2038	90	90,000
Golden State Tobacco Securitization Corp.; Series 2007 A-1, Sr. Tobacco Settlement Asset-Backed RB	5.00%	06/01/2033	1,030	1,029,979
Inland Empire Tobacco Securitization Authority; Series 2007 A, Tobacco Settlement RB	4.63%	06/01/2021	310	310,099
San Buenaventura (City of) (Community Memorial Health System); Series 2011, RB	7.50%	12/01/2041	2,000	2,331,280
				8,602,562

Colorado–5.53%
Amber Creak Metropolitan District; Series 2017 A, Ref. Limited Tax GO Bonds	5.00%	12/01/2037	750	749,977
Clear Creek Station Metropolitan District No. 2; Series 2017 A, Ref. Limited Tax GO Bonds	4.38%	12/01/2032	790	801,447

Colorado (State of) Health Facilities Authority (Frasier Meadows Retirement Community); Series 2017 A, Ref. Hospital RB	5.00%	05/15/2025	525	588,646
Series 2017 A, Ref. Hospital RB	5.00%	05/15/2026	475	533,724
Colorado (State of) Health Facilities Authority (Sunny Vista Living Center); Series 2015 A, Ref. RB(a)	5.00%	12/01/2025	150	154,790

See accompanying notes which are an integral part of this schedule.

Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Colorado–(continued)

Copperleaf Metropolitan District No. 2; Series 2015, Ref. Unlimited Tax GO Bonds	5.25%	12/01/2030	$500	$528,295

Cornerstar Metropolitan District; Series 2017 A, Ref. Limited Tax GO Bonds	3.50%	12/01/2021	370	374,514

Denver (City & County of) (United Airlines, Inc.); Series 2017, Ref. Special Facilities Airport RB(d)	5.00%	10/01/2032	1,500	1,627,665

Gardens on Havana Metropolitan District No. 3 (The); Series 2017 A, Special RB	3.63%	12/01/2021	928	946,931

Prairie Center Metropolitan District No. 3; Series 2017 A, Ref. Limited Property Tax Supported RB(a)	4.13%	12/15/2027	1,000	1,014,340

Solaris Metropolitan District No. 3; Series 2016 A, Ref. Limited Tax GO Bonds	5.00%	12/01/2036	1,000	1,043,110

Southglenn Metropolitan District; Series 2016, Ref. Special Limited Tax GO Bonds	3.00%	12/01/2021	853	853,333

Southlands Metropolitan District No. 1; Series 2017 A-1, Ref. Unlimited Tax GO Bonds	5.00%	12/01/2037	100	107,999
Series 2017 A-2, Unlimited Tax GO Bonds	5.00%	12/01/2037	200	215,998
				9,540,769

Connecticut–1.24%

Connecticut (State of) Health & Educational Facilities Authority (Church Home of Hartford Inc.); Series 2016 B-1, TEMPS-80SM Healthcare Facilities RB(a)	3.25%	09/01/2021	950	950,561
Series 2016 B-2, TEMPS-50SM Healthcare Facilities RB(a)	2.88%	09/01/2020	700	700,175

Hamden (Town of) (Whitney Center); Series 2009 A, Facility RB	7.63%	01/01/2030	455	479,156
				2,129,892

District of Columbia–1.22%

District of Columbia (Ingleside at Rock Creek); Series 2017 A, RB	4.13%	07/01/2027	1,000	1,028,500
Series 2017 A, RB	5.00%	07/01/2032	1,000	1,080,520
				2,109,020

Florida–1.58%

Alachua (County of) (North Florida Retirement Village, Inc.); Series 2007, IDR	5.63%	11/15/2022	150	150,342

Cape Coral (City of) Health Facilities Authority (Gulf Care Inc.); Series 2015, Ref. Senior Housing RB(a)	3.75%	07/01/2019	495	497,624

Florida Development Finance Corp. (Renaissance Charter School, Inc.); Series 2012 A, Educational Facilities RB	5.50%	06/15/2022	1,210	1,300,072

Lee (County of) Industrial Development Authority (Cypress Cove Healthpark); Series 2012, Ref. RB	4.75%	10/01/2022	315	340,902

Seminole (County of) Industrial Development Authority (Legacy Pointe at UCF); Series 2016 A, RB(a)	10.00%	12/28/2021	400	437,716
				2,726,656

Georgia–0.95%

Macon-Bibb (County of) Urban Development Authority (Academy for Classical Education, Inc.); Series 2017 A, RB(a)	5.00%	06/15/2027	500	521,545

Marietta (City of) Developing Authority (Life University, Inc.); Series 2017 A, Ref. University Facilities RB(a)	5.00%	11/01/2023	1,000	1,112,100
				1,633,645

Idaho–0.77%

Idaho (State of) Health Facilities Authority (Valley Vista Care Corp.); Series 2017 A, Ref. RB	4.00%	11/15/2027	1,320	1,329,662

Illinois–12.28%

Bartlett (Village of) (Quarry Redevelopment); Series 2016, Ref. Sr. Lien Tax Increment Allocation RB	4.00%	01/01/2024	1,250	1,213,187

Chicago (City of) Board of Education; Series 2012 A, Unlimited Tax GO Bonds	5.00%	12/01/2042	400	405,284
Series 2013 A-2, Ref. Unlimited Tax GO Floating Rate Bonds(e)	9.00%	03/01/2035	300	301,749
Series 2013 A-2, Ref. Unlimited Tax GO Floating Rate Bonds(e)	9.00%	03/01/2035	300	301,749
Series 2017 C, Ref. Dedicated Unlimited Tax GO Bonds	5.00%	12/01/2024	1,000	1,050,500

See accompanying notes which are an integral part of this schedule.

Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Illinois–(continued)

Chicago (City of);
Series 2008 A, Unlimited Tax GO Bonds(f)	5.00%	01/01/2019	$150	$150,182
Series 2008 C, Ref. Second Lien Wastewater Transmission RB	5.00%	01/01/2020	200	211,964
Series 2009 D, Unlimited Tax GO Bonds	5.00%	01/01/2020	100	102,709
Series 2010 A, Ref. Unlimited Tax GO Bonds	4.00%	01/01/2022	110	112,507
Series 2017 A, Ref. Unlimited Tax GO Bonds	5.63%	01/01/2029	1,000	1,140,590
Series 2017 A, Ref. Unlimited Tax GO Bonds	5.75%	01/01/2034	1,500	1,687,140

Illinois (State of) Finance Authority (Intrinsic Schools - Belmont School); Series 2015, Charter School RB(a)	5.25%	12/01/2025	400	414,508

Illinois (State of) Finance Authority (Lutheran Home & Services); Series 2012, Ref. RB	5.00%	05/15/2022	400	421,260

Illinois (State of) Finance Authority (Montgomery Place); Series 2017, Ref. RB	5.00%	05/15/2024	1,115	1,171,765

Illinois (State of) Finance Authority (Park Place of Elmhurst);
Series 2016 A, RB	6.20%	05/15/2030	685	685,288
Series 2016 B, RB	5.63%	05/15/2020	212	211,074

Illinois (State of) Finance Authority (Peace Village); Series 2013, RB	5.25%	08/15/2023	840	873,054

Illinois (State of) Finance Authority (Plymouth Place);
Series 2015, Ref. RB	2.75%	05/15/2019	395	397,852
Series 2015, Ref. RB	5.00%	05/15/2025	250	274,392

Illinois (State of) Finance Authority (Three Crowns Park); Series 2017, Ref. RB	4.00%	02/15/2027	1,010	1,022,049

Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick PL); Series 2002 A, Dedicated State CAB Tax RB (INS-NATL) (g)(h)	0.00%	12/15/2029	3,250	1,950,325

Illinois (State of);
Series 2013, Unlimited Tax GO Bonds	5.00%	07/01/2019	700	728,504
Series 2014, Unlimited Tax GO Bonds	5.00%	02/01/2021	1,000	1,055,470
Series 2014, Unlimited Tax GO Bonds	5.00%	05/01/2021	860	909,588
Series 2016, Ref. Unlimited Tax GO Bonds	5.00%	02/01/2023	500	532,905
Series 2017 D, Unlimited Tax GO Bonds	3.25%	11/01/2026	1,000	921,960
Series 2017 D, Unlimited Tax GO Bonds(i)	5.00%	11/01/2027	2,250	2,432,498

Manhattan (Village of) Special Service Area No. 2004-1 (Brookstone Springs); Series 2015, Ref. Sr. Lien Special Tax RB	4.25%	03/01/2024	487	490,974
				21,171,027

Indiana–1.18%

Allen (County of) Economic Development (StoryPoint Fort Wayne); Series 2017, RB(a)	6.63%	01/15/2034	500	527,755

Indiana Bond Bank; Series 2007 B-1, Special Program Gas Floating Rate RB (3 mo. USD LIBOR + 0.97%) (b)	1.88%	10/15/2022	1,500	1,500,075
				2,027,830

Iowa–0.88%

Iowa (State of) Finance Authority (Iowa Fertilizer Co.); Series 2013, Midwestern Disaster Area RB	5.00%	12/01/2019	1,000	1,037,800
Series 2013, Midwestern Disaster Area RB(a)	5.88%	12/01/2026	460	487,296
				1,525,096

Kansas–0.95%

Wichita (City of) (Kansas Masonic Home); Series 2016 II-A, Health Care Facilities RB	4.25%	12/01/2024	500	522,130
Series 2016 II-A, Health Care Facilities RB	5.00%	12/01/2031	550	584,788
Series 2016 II-A, Health Care Facilities RB	5.25%	12/01/2036	500	533,960
				1,640,878

Kentucky–3.29%

Christian (County of) (Jennie Stuart Medical Center, Inc.); Series 2016, Ref. Hospital RB	5.00%	02/01/2026	1,000	1,088,920

Kentucky (State of) Asset/Liability Commission (General Fund Floating Rate Notes); Series 2007 B, Ref. Floating Rate RB (3 mo. USD LIBOR + 0.55%) (INS-NATL)(b)(g)	1.47%	11/01/2025	735	712,016

Kentucky (State of) Economic Development Finance Authority (Masonic Home Independent Living II Inc.); Series 2016 A, Ref. RB	5.00%	05/15/2021	1,000	1,076,580

Kentucky (State of) Economic Development Finance Authority (Next Generation Kentucky Information Highway); Series 2015 A, Sr. RB	5.00%	07/01/2032	1,000	1,107,850

See accompanying notes which are an integral part of this schedule.

Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Kentucky–(continued)

Kentucky (State of) Economic Development Finance Authority (Owensboro Health, Inc.); Series 2015, Ref. Hospital RB	5.00%	06/01/2019	$1,040	$1,079,541

Kentucky (State of) Economic Development Finance Authority (Rosedale Green); Series 2015, Ref. Health Care Facilities RB	5.00%	11/15/2025	600	608,736
				5,673,643

Louisiana–0.70%

East Baton Rouge (Parish of) Industrial Development Board (ExxonMobil); Series 2010 A, VRD RB(j)	0.94%	08/01/2035	1,200	1,200,000

Maine–0.51%

Maine (State of) Health & Higher Educational Facilities Authority (Maine General Medical Center); Series 2011, RB	5.00%	07/01/2019	855	871,698

Maryland–2.48%

Baltimore (City of) (East Baltimore Research Park); Series 2017, Ref. Special Obligation RB	4.00%	09/01/2027	425	443,198

Howard (County of) (Downtown Columbia); Series 2017 A, Special Obligation Tax Allocation RB(a)	4.00%	02/15/2028	500	516,580

Howard (County of) (Vantage House Facility); Series 2016, Ref. Retirement Community RB	5.00%	04/01/2021	325	337,386
Series 2017, Ref. Retirement Community RB	5.00%	04/01/2021	488	506,598

Maryland (State of) Health & Higher Educational Facilities Authority (Green Street Academy); Series 2017 A, RB(a)	5.00%	07/01/2027	400	425,004

Maryland Economic Development Corp. (AFCO Cargo BWI II, LLC); Series 2017, Ref. Air Cargo RB(a)(d)	4.00%	07/01/2024	2,000	2,052,320
				4,281,086

Massachusetts–1.20%

Massachusetts (State of) Development Finance Agency (Evergreen Center Inc.); Series 2005, RB	5.00%	01/01/2024	250	250,307

Massachusetts (State of) Development Finance Agency (Lawrence General Hospital); Series 2017, Ref. RB	5.00%	07/01/2027	645	724,799
Series 2017, Ref. RB	5.00%	07/01/2028	675	756,169

Massachusetts (State of) Port Authority (Delta Airlines Inc.);
Series 2001 A, Facilities RB (INS-AMBAC) (d)(g)	5.20%	01/01/2020	195	196,494
Series 2001 A, Facilities RB (INS-AMBAC) (d)(g)	5.50%	01/01/2019	135	135,571
				2,063,340

Michigan–2.88%

Michigan (State of) Tobacco Settlement Finance Authority; Series 2007 A, Sr. Asset-Backed RB	6.00%	06/01/2048	1,400	1,403,780

Summit Academy North; Series 2016, Ref. Public School Academy RB	4.00%	11/01/2021	1,585	1,601,532

Waterford Township Economic Development Corp. (Canterbury Health Care, Inc.); Series 2016 A, Ref. Limited Obligation RB(a)	5.00%	07/01/2026	1,835	1,964,092
				4,969,404

Minnesota–4.79%

Bethel (City of) (Spectrum High School); Series 2017 A, Ref. Charter School Lease RB	4.00%	07/01/2032	1,265	1,274,487

Brooklyn Park (City of) (Athlos Leadership Academy); Series 2015, Charter School Lease RB	4.00%	07/01/2020	225	216,261

Deephaven (City of) (Seven Hills Preparatory Academy); Series 2017, Charter School Lease RB	4.38%	10/01/2027	250	248,705
Series 2017, Charter School Lease RB	5.00%	10/01/2037	1,000	1,014,360

Minnesota (State of) Higher Education Facilities Authority (Bethel University); Series 2017, Ref. RB	5.00%	05/01/2032	500	568,255

Rochester (City of) (Homestead at Rochester, Inc.); Series 2015, Health Care & Housing RB	5.00%	12/01/2021	470	508,794

St. Paul (City of) Housing & Redevelopment Authority (High School for Recording Arts); Series 2015, Charter School Lease RB	5.13%	10/01/2023	300	308,874

St. Paul (City of) Housing & Redevelopment Authority (Hmong College Prep Academy); Series 2016, Ref. Charter School Lease RB	5.00%	09/01/2026	1,000	1,045,280

See accompanying notes which are an integral part of this schedule.

Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Minnesota–(continued)

St. Paul Park (City of) (Presbyterian Homes Bloomington);
Series 2017, Ref. Sr. Housing & Health Care RB	3.80%	09/01/2029	$350	$352,471
Series 2017, Ref. Sr. Housing & Health Care RB	3.90%	09/01/2030	565	570,656
Series 2017, Ref. Sr. Housing & Health Care RB	4.00%	09/01/2031	585	591,874
Series 2017, Ref. Sr. Housing & Health Care RB	4.00%	09/01/2032	400	403,276
Series 2017, Ref. Sr. Housing & Health Care RB	4.10%	09/01/2033	500	505,260
West St. Paul (City of) (Walker Westwood Ridge Campus); Series 2017, Ref. Housing & Health Care Facilities RB	4.00%	11/01/2030	650	644,800
				8,253,353

Missouri–2.73%

Kansas City (City of) Industrial Development Authority (Ward Parkway Center Community Improvement District); Series 2016 A, Ref. Sr. Sales Tax RB(a)	5.00%	04/01/2036	1,000	1,038,560

Kansas City (City of) Industrial Development Authority; Series 2016 A, Ref. Sales Tax RB(a)	4.25%	04/01/2026	500	517,350

Kirkwood (City of) Industrial Development Authority (Aberdeen Heights); Series 2017, Ref. Retirement Community RB	5.00%	05/15/2024	1,500	1,629,735

St. Louis (City of) Industrial Development Authority (Ballpark Village Development); Series 2017 A, Ref. Financing RB	3.88%	11/15/2029	1,500	1,530,135
				4,715,780

Montana–1.45%

Kalispell (City of) (Immanuel Lutheran Corp.); Series 2017, Ref. Housing & Healthcare Facilities RB	3.40%	11/15/2022	2,500	2,508,550

Nevada–0.51%

Nevada (State of) Department of Business & Industry (Doral Academy of Nevada);
Series 2017 A, RB(a)	5.00%	07/15/2027	335	359,515
Series 2017 A, RB(a)	5.00%	07/15/2037	500	516,595
				876,110

New Jersey–6.22%

New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.);
Series 1999, Special Facility RB(d)	5.25%	09/15/2029	800	875,464
Series 2012, Special Facility RB(d)	5.75%	09/15/2027	200	221,216

New Jersey (State of) Economic Development Authority (Paterson Charter School for Science and Technology Inc.);
Series 2012 C, RB	5.00%	07/01/2022	470	480,970
Series 2012 C, RB	5.00%	07/01/2032	870	842,839
New Jersey (State of) Economic Development Authority (School Facilities Construction); Series 2013, Ref. Floating Rate RB (SIFMA Municipal Swap Index + 1.60%) (b)	2.57%	03/01/2028	1,000	976,170

New Jersey (State of) Economic Development Authority;
Series 2012, Ref. RB	5.00%	06/15/2019	400	419,172
Series 2012, Ref. RB	5.00%	06/15/2025	600	654,462
Series 2017 B, Ref. RB	5.00%	11/01/2023	1,500	1,675,920

New Jersey (State of) Transportation Trust Fund Authority;
Series 2006 C, CAB Transportation System RB (INS-AGM) (g)(h)	0.00%	12/15/2034	500	253,010
Series 2013 AA, Transportation Program RB	5.25%	06/15/2031	1,150	1,252,798
Subseries 2016 A-2, Federal Highway Reimbursement RN	5.00%	06/15/2031	750	763,372

Tobacco Settlement Financing Corp.;
Series 2007 1-A, Asset-Backed RB	5.00%	06/01/2029	750	751,410
Series 2007 1A, Asset-Backed RB	4.63%	06/01/2026	600	602,082
Series 2007 1A, Asset-Backed RB	4.75%	06/01/2034	1,000	961,280
				10,730,165

New York–3.63%

Build NYC Resource Corp. (Pratt Paper Inc.); Series 2014, Ref. Waste Disposal RB(a)(d)	3.75%	01/01/2020	345	351,914
Metropolitan Transportation Authority; Subseries 2014 D-2, Floating Rate RB (SIFMA Municipal Swap Index + 0.45%) (b)(c)	1.42%	11/15/2022	1,000	996,290
Nassau (County of) Industrial Development Agency (Amsterdam at Harborside); Series 2014 B, Continuing Care Retirement Community RB	5.50%	07/01/2020	315	320,549

See accompanying notes which are an integral part of this schedule.

Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

New York–(continued)

Nassau County Tobacco Settlement Corp.; Series 2006 A-2, Sr. Asset-Backed RB	5.25%	06/01/2026	$1,000	$1,000,120

New York (City of) Industrial Development Agency (Brooklyn Navy Yard Cogen Partners);
Series 1997, Industrial Development RB(d)	5.65%	10/01/2028	1,000	997,050
Series 1997, Industrial Development RB(d)	5.75%	10/01/2036	1,000	999,440

New York Transportation Development Corp. (American Airlines, Inc.); Series 2016, Ref. Special Facilities RB(d)	5.00%	08/01/2026	500	535,820
Tompkins County Development Corp. (Tompkins Cortland Community College Foundation, Inc.); Series 2013 A, RB	5.00%	07/01/2027	1,000	1,061,630
				6,262,813

North Dakota–0.59%
Burleigh (County of) (University of Mary); Series 2016, Education Facilities RB	4.38%	04/15/2026	1,000	1,013,130

Ohio–5.37%

Buckeye Tobacco Settlement Financing Authority;
Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.13%	06/01/2024	2,000	1,874,720
Series 2007 A-2, Sr. Asset-Backed Turbo RB	5.38%	06/01/2024	1,000	947,850

Butler (County of) Port Authority (Storypoint Fairfield); Sr. Series 2017 A-1, RB(a)	6.25%	01/15/2034	500	519,660

Cleveland (City of) (Continental Airlines, Inc.); Series 1998, Airport Special RB(d)	5.38%	09/15/2027	200	200,616

Cuyahoga (County of) (Metrohealth System); Series 2017, Ref. Hospital RB	5.00%	02/15/2031	1,000	1,104,620

Gallia (County of) (Holzer Health System Obligated Group); Series 2012, Ref. & Improvement Hospital Facilities RB	8.00%	07/01/2042	1,975	2,298,604

Muskingum (County of) (Genesis Healthcare System); Series 2013, Hospital Facilities RB	5.00%	02/15/2021	365	388,345

Ohio (State of) (Portsmouth Bypass); Series 2015, Private Activity RB(d)	5.00%	12/31/2025	340	396,515

Ohio (State of) Air Quality Development Authority (Pratt Paper LLC); Series 2017, Exempt Facility RB(a)(d)	3.75%	01/15/2028	1,250	1,288,100

Toledo-Lucas (County of) Port Authority (StoryPoint Waterville); Series 2016 A-1, RB(a)	6.13%	01/15/2034	225	235,451
				9,254,481

Oklahoma–1.99%

Comanche (County of) Hospital Authority;
Series 2012 A, Ref. RB	5.00%	07/01/2021	475	497,430
Series 2015, Ref. RB	5.00%	07/01/2023	1,000	1,087,490
Oklahoma (State of) Development Finance Authority (Inverness Village Community); Series 2012, Ref. Continuing Care Retirement Community RB	5.25%	01/01/2022	375	382,695
Payne (County of) Economic Development Authority (Epworth Living at the Ranch); Series 2016 B-2, RB	4.75%	11/01/2023	1,470	1,100,883
Tulsa (City of) Municipal Airport Trust (American Airlines Group, Inc.); Series 2015, Ref. RB(c)(d)	5.00%	06/01/2025	340	370,314
				3,438,812

Pennsylvania–1.42%
Beaver (County of) Industrial Development Authority (FirstEnergy Nuclear Generation); Series 2006 A, Ref. PCR(c)	4.38%	07/01/2022	1,385	1,369,696
Philadelphia (City of) Authority for Industrial Development (Wesley Enhanced Living Obligated Group); Series 2017, Ref. Sr. Living Facilities RB	5.00%	07/01/2032	1,000	1,084,670
				2,454,366

Puerto Rico–0.87%
Puerto Rico (Commonwealth of) Electric Power Authority; Series 2005 SS, Ref. RB (INS-NATL)(g)	5.00%	07/01/2024	1,500	1,500,000

Rhode Island–0.33%
Tobacco Settlement Financing Corp.; Series 2015 A, Ref. RB	5.00%	06/01/2026	500	574,965

See accompanying notes which are an integral part of this schedule.

Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Tennessee–1.41%

Bristol (City of) Industrial Development Board (Pinnacle);
Series 2016, Tax Increment Allocation RB	4.25%	06/01/2021	$ 760	$ 768,634
Series 2016 B, CAB Sales Tax RB(a)(h)	0.00%	12/01/2020	750	663,855
Series 2016 B, CAB Sales Tax RB(a)(h)	0.00%	12/01/2021	250	210,707
Memphis (City of) & Shelby (County of) Economic Development Growth Engine Industrial Development Board (Graceland);
Series 2017 A, Ref. Sr. Tax Allocation Incremental RB	4.75%	07/01/2027	400	417,184
Series 2017 A, Ref. Sr. Tax Allocation Incremental RB	5.50%	07/01/2037	350	367,521
				2,427,901

Texas–7.61%
Arlington Higher Education Finance Corp. (Leadership Prep School); Series 2016 A, Education RB	5.00%	06/15/2036	700	706,293
Guadalupe (County of) & Seguin (City of) Hospital Board of Managers; Series 2015, Ref. Hospital Mortgage RB	5.00%	12/01/2021	450	477,180
Gulf Coast Industrial Development Authority (ExxonMobil); Series 2012, VRD RB(j)	0.88%	11/01/2041	100	100,000
Houston (City of) (United Airlines, Inc. Terminal E); Series 2014, Ref. Airport System RB(d)	4.75%	07/01/2024	200	218,430
Mclendon-Chisholm (City of) (Sonoma Public Improvement Distribution Phase); Series 2015, Special Assessment RB	5.38%	09/15/2035	450	453,627

Mission Economic Development Corp. (Natgasoline);
Series 2016 A, Sr. Lien RB(a)(d)	5.75%	10/01/2031	1,000	1,048,840
Series 2016 B, Sr. Lien RB(a)(d)	5.75%	10/01/2031	1,000	1,048,840
New Hope Cultural Education Facilities Corp. (Wesleyan Homes Inc.); Series 2014, Retirement Facilities RB	4.00%	01/01/2018	435	435,492
New Hope Cultural Education Facilities Finance Corp. (Carillon Lifecare Community); Series 2016, Ref. Retirement Facility RB	5.00%	07/01/2036	500	514,380
New Hope Cultural Education Facilities Finance Corp. (Jubilee Academic Center); Series 2017 A, Education RB(a)	3.63%	08/15/2022	400	402,276

New Hope Cultural Education Facilities Finance Corp. (MRC Senior Living-The Langford);
Series 2016 B-1, TEMPS-80SM RB	3.25%	11/15/2022	500	493,240
Series 2016 B-2, TEMPS-50SM RB	3.00%	11/15/2021	500	497,965
Port Beaumont Navigation District (Jefferson Energy Companies); Series 2016, Dock & Wharf Facility RB(a)(c)(d)	7.25%	02/13/2020	1,500	1,538,040
Red River Health Facilities Development Corp. (MRC Crossing); Series 2014 A, Retirement Facility RB	6.75%	11/15/2024	200	230,710
Rowlett (City of) (Bayside Public Improvement District North Improvement Area); Series 2016, Special Assessment RB	4.90%	09/15/2024	250	243,930

Tarrant County Cultural Education Facilities Finance Corp. (Buckner Senior Living - Ventana);
Series 2017, TEMPS-50SM Retirement Facility RB	3.88%	11/15/2022	750	752,873
Series 2017, TEMPS-65SM Retirement Facility RB	4.50%	11/15/2023	750	759,892
Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home); Series 2017 A, Retirement Facility RB	6.00%	02/15/2031	1,000	1,075,210
Tarrant County Cultural Education Facilities Finance Corp. (Methodist Hospitals of Dallas); Series 2008 B, Ref. VRD Hospital RB (LOC-TD Bank, N.A.)(j)(k)	0.93%	10/01/2041	600	600,000
Travis County Cultural Education Facilities Finance Corp. (Wayside Schools); Series 2012 A, Education RB	5.00%	08/15/2027	500	536,360
Tyler Health Facilities Development Corp. (East Texas Medical Center Regional Healthcare System); Series 2007 A, Ref. & Improvement Hospital RB	5.38%	11/01/2037	1,000	984,940
				13,118,518

Utah–2.02%
Salt Lake City (City of); Series 2017 A, Airport RB(d)(i)	5.00%	07/01/2036	3,000	3,487,950

Washington–2.53%
Klickitat (County of) Public Hospital District No. 2 (Skyline Hospital); Series 2017, Ref. Hospital Improvement RB	4.00%	12/01/2027	1,500	1,474,515

See accompanying notes which are an integral part of this schedule.

Invesco Short Duration High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Washington–(continued)

Washington (State of) Housing Finance Commission (Bayview Manor Senior);
Series 2016 A, Ref. RB(a)	5.00%	07/01/2031	$1,000	$1,051,190
Series 2016 A, Ref. RB(a)	5.00%	07/01/2036	710	736,533

Washington (State of) Housing Finance Commission (Heron’s Key Senior Living);
Series 2015 B-2, TEMPS-65SM RB(a)	4.88%	01/01/2022	500	500,205
Series 2015 B-3, TEMPS-45SM RB(a)	4.38%	01/01/2021	100	100,038
Washington (State of) Housing Finance Commission (Wesley Homes at Lea Hill); Series 2016, Ref. Non-Profit RB(a)	3.20%	07/01/2021	500	498,655
				4,361,136

West Virginia–1.59%
Harrison (County of) Commission (Charles Pointe No. 2); Series 2008 A, Ref. Tax Increment Allocation RB	6.50%	06/01/2023	795	795,501
Monongalia (County of) Commission Special District (University Town Centre Economic Opportunity Development District); Series 2017 A, Ref. Excise Tax & Improvement RB(a)	4.50%	06/01/2027	975	976,628
West Virginia (State of) Economic Development Authority (Entsorga West Virginia LLC); Series 2016, Solid Waste Disposal Facilities RB(a)(d)	6.75%	02/01/2026	1,000	977,270
				2,749,399

Wisconsin–7.73%

Public Finance Authority (American Dream at Meadowlands);
Series 2017, Limited Obligation Grant RB(a)	6.25%	08/01/2027	2,000	2,140,460
Series 2017, Limited Obligation Grant RB(a)	6.75%	08/01/2031	500	544,335
Public Finance Authority (WhiteStone); Series 2017, Ref. Retirement Facility RB(a)	4.00%	03/01/2027	1,095	1,129,131
Wisconsin (State of) Health & Educational Facilities Authority (American Baptist Homes of the Midwest Obligated Group); Series 2017, Ref. RB	5.00%	08/01/2027	500	531,460

Wisconsin (State of) Public Finance Authority (Bancroft Neurohearlth);
Series 2016 A, RB(a)	5.00%	06/01/2025	650	696,937
Series 2016 A, RB(a)	5.00%	06/01/2026	1,005	1,073,018
Wisconsin (State of) Public Finance Authority (Delray Beach Radiation Therapy Center); Series 2017 A, Sr. RB(a)	5.75%	11/01/2024	1,500	1,518,405
Wisconsin (State of) Public Finance Authority (Glenridge Palmer Ranch); Series 2011 A, Continuing Care Retirement Community RB	7.00%	06/01/2020	65	69,832
Wisconsin (State of) Public Finance Authority (Mary’s Woods at Marylhurst); Series 2017 A, Ref. TEMPS-85SM Senior Living RB(a)	3.95%	11/15/2024	1,250	1,271,100
Wisconsin (State of) Public Finance Authority (Million Air Two LLC General Aviation Facilities); Series 2017 B, Ref. Special Facilities RB(a)(d)	6.00%	06/01/2022	1,580	1,552,334
Wisconsin (State of) Public Finance Authority (Wittenberg University); Series 2016, Higher Education Facility RB(a)	4.00%	12/01/2021	1,320	1,303,711
Wisconsin Health & Educational Facilities Authority (American Baptist Homes of the Midwest Obligated Group); Series 2017, Ref. RB	3.50%	08/01/2022	1,500	1,506,240
				13,336,963
TOTAL INVESTMENTS IN SECURITIES(l)–100.04% (Cost $169,719,352)				172,533,202
FLOATING RATE NOTE OBLIGATIONS–(2.03)%
Notes with interest and fee rates ranging from 1.53% to 1.74% at 11/30/2017 and contractual maturities of collateral ranging from 11/01/2027 to 07/01/2036 (See Note 1D)(m)				(3,505,000)
OTHER ASSETS LESS LIABILITIES–1.99%				3,432,857
NET ASSETS–100.00%				$172,461,059

See accompanying notes which are an integral part of this schedule.

Invesco Short Duration High Yield Municipal Fund

Investment Abbreviations:

AGM	—Assured Guaranty Municipal Corp.
AMBAC	—American Municipal Bond Assurance Corp.
CAB	—Capital Appreciation Bonds
Conv.	—Convertible
GO	—General Obligation
IDR	—Industrial Development Revenue Bonds
INS	—Insurer
LOC	—Letter of Credit
LIBOR	—London Interbank Offered Rate
NATL	—National Public Finance Guarantee Corp.

PCR	—Pollution Control Revenue Bonds
RB	—Revenue Bonds
Ref.	—Refunding
RN	—Revenue Notes
SIFMA	—Securities Industry and Financial Markets Association
Sr.	—Senior
TEMPS	—Tax-Exempt Mandatory Paydown Securities
USD	—U.S. Dollar
VRD	—Variable Rate Demand

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at November 30, 2017 was $44,043,434, which represented 25.54% of the Fund’s Net Assets.

(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on November 30, 2017.

(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.

(d)	Security subject to the alternative minimum tax.

(e)	Interest rate is redetermined periodically based on current market interest rates. The rate shown is the rate in effect on November 30, 2017.

(f)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.

(g)	Principal and/or interest payments are secured by the bond insurance company listed.

(h)	Zero coupon bond issued at a discount.

(i)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1D.

(j)	Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically based on current market interest rates. Rate shown is the rate in effect on November 30, 2017.

(k)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.

(l)	Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligation but may be called upon to satisfy issuers obligations. No concentration of any single entity was greater than 5% each.

(m)	Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at November 30, 2017. At November 30, 2017, the Fund’s investments with a value of $5,920,448 are held by TOB Trusts and serve as collateral for the $3,505,000 in the floating rate note obligations outstanding at that date.

Open Futures Contracts(a)
	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
Short Futures Contracts
U.S. Treasury 5 Year Notes	19	March–2018	$ (2,210,531)	$ 8,738	$ 8,738
U.S. Treasury 10 Year Notes	29	March–2018	(3,597,360)	24,174	24,174
Total Futures Contracts—Interest Rate Risk				$ 32,912	$ 32,912
(a)	Futures contracts collateralized by $93,500 cash held with Goldman Sachs & Co., the futures commission merchant.

See accompanying notes which are an integral part of this schedule.

Invesco Short Duration High Yield Municipal Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2017

(Unaudited)

NOTE 1 -- Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations either are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind income received in the form of securities in-lieu of cash is recorded as interest income. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary

Invesco Short Duration High Yield Municipal Fund

C.	Country Determination – (continued)

market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.	Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described,

Invesco Short Duration High Yield Municipal Fund

D.	Floating Rate Note Obligations – (continued)

the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies recently adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

E.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
F.	Other Risks – The Fund may invest in lower-quality debt securities, i.e., “junk bonds.” Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher-rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

The Fund may hold illiquid securities that it is unable to sell at the preferred time or price and could lose its entire investment in such securities.

G.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

Invesco Short Duration High Yield Municipal Fund

NOTE 2 -- Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of November 30, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the three months ended November 30, 2017, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
Municipal Obligations	$—	$172,533,202	$—	$172,533,202
Futures Contracts*	32,912	—	—	32,912
Total Investments	$32,912	$172,533,202	$—	$172,566,114

* Unrealized appreciation.

Invesco Short Duration High Yield Municipal Fund

Invesco Small Cap Discovery Fund Quarterly Schedule of Portfolio Holdings November 30, 2017

invesco.com/us	VK-SCD-QTR-1 11/17	Invesco Advisers, Inc.

Schedule of Investments(a)

November 30, 2017

(Unaudited)

	Shares	Value

Common Stocks & Other Equity Interests–98.11%

Airlines–0.53%

Allegiant Travel Co.	21,082	$3,204,464

Apparel Retail–1.00%

Burlington Stores, Inc. (b)	56,773	6,038,944

Application Software–9.75%

BroadSoft, Inc. (b)(c)	108,482	5,966,510
Cadence Design Systems, Inc. (b)	94,466	4,148,002
Fair Isaac Corp.	23,586	3,704,417
Globant S.A. (b)(c)	169,822	6,792,880
Guidewire Software Inc. (b)	131,959	9,816,430
HubSpot, Inc. (b)	101,244	8,195,702
SS&C Technologies Holdings, Inc.	197,309	8,146,888
Tyler Technologies, Inc. (b)	41,829	7,651,361
Ultimate Software Group, Inc. (The) (b)	20,939	4,418,757
		58,840,947

Auto Parts & Equipment–0.76%

Visteon Corp. (b)	34,638	4,561,478

Biotechnology–5.38%

Eagle Pharmaceuticals, Inc. (b)	82,172	4,853,078
Neurocrine Biosciences, Inc. (b)	144,916	10,418,011
Repligen Corp. (b)	126,715	4,492,047
Retrophin, Inc. (b)	222,811	5,022,160
Sage Therapeutics, Inc. (b)	39,957	3,692,427
TESARO, Inc. (b)	47,577	4,025,014
		32,502,737

Building Products–3.61%

A.O. Smith Corp.	58,455	3,707,216
Allegion PLC	35,539	2,990,251
American Woodmark Corp. (b)	60,210	5,996,916
Masonite International Corp. (b)	78,229	5,761,566
Owens Corning	38,028	3,359,774
		21,815,723

Commodity Chemicals–1.19%

Methanex Corp. (Canada)	135,313	7,205,417

Communications Equipment–1.32%

ARRIS International PLC (b)	105,307	3,156,051
Ciena Corp. (b)	221,795	4,824,041
		7,980,092

Construction & Engineering–0.86%

Dycom Industries, Inc. (b)	48,419	5,198,748

Construction Materials–1.51%

Summit Materials, Inc. -Class A (b)	297,255	9,143,564

	Shares	Value

Data Processing & Outsourced Services–4.51%

Black Knight, Inc. (b)	141,505	$6,353,575
DST Systems, Inc.	59,581	3,728,579
Euronet Worldwide, Inc. (b)	63,241	5,777,065
ExlService Holdings, Inc. (b)	53,871	3,306,602
WNS Holdings Ltd. -ADR (India)(b)	196,149	8,067,608
		27,233,429

Distributors–0.88%

Pool Corp.	42,195	5,301,380

Diversified Chemicals–1.06%

Chemours Co. (The)	124,759	6,412,613

Education Services–1.17%

Bright Horizons Family Solutions Inc. (b)	79,282	7,052,134

Electrical Components & Equipment–1.57%

Acuity Brands, Inc.	26,375	4,521,203
Generac Holdings, Inc. (b)	100,313	4,932,390
		9,453,593

Financial Exchanges & Data–1.74%

MarketAxess Holdings, Inc.	53,817	10,508,846

Health Care Equipment–6.11%

DexCom Inc. (b)	85,553	4,998,862
Inogen, Inc. (b)	72,382	9,318,459
Integra LifeSciences Holdings Corp. (b)	124,493	6,052,850
LivaNova PLC (b)	34,057	2,969,089
Penumbra, Inc. (b)	81,144	8,544,463
Wright Medical Group N.V. (b)	205,058	4,984,960
		36,868,683

Health Care Facilities–0.58%

Acadia Healthcare Co., Inc. (b)(c)	109,422	3,482,902

Health Care REIT’s–0.62%

Physicians Realty Trust	211,100	3,772,357

Health Care Services–0.71%

Premier, Inc. -Class A (b)	148,020	4,295,540

Health Care Supplies–0.50%

Align Technology, Inc. (b)	11,531	3,008,207

Health Care Technology–1.18%

Evolent Health, Inc. -Class A (b)(c)	226,767	2,913,956
Medidata Solutions, Inc. (b)	63,303	4,218,512
		7,132,468

Home Entertainment Software–1.36%

Take-Two Interactive Software, Inc. (b)	73,422	8,190,224

See accompanying notes which are an integral part of this schedule.

Invesco Small Cap Discovery Fund

	Shares	Value

Homebuilding–0.78%

TopBuild Corp. (b)	69,375	$4,716,806

Household Appliances–0.70%

Helen of Troy Ltd. (b)	46,981	4,200,101

Housewares & Specialties–0.25%

Newell Brands, Inc.	47,737	1,478,415

Human Resource & Employment Services–1.75%

Korn/Ferry International	68,969	3,023,601
On Assignment, Inc. (b)	117,555	7,518,818
		10,542,419

Industrial Machinery–1.85%

EnPro Industries, Inc.	73,385	6,338,262
Woodward, Inc.	62,728	4,852,011
		11,190,273

Insurance Brokers–0.85%

Brown & Brown, Inc.	99,935	5,121,669

Internet Software & Services–4.36%

CoStar Group Inc. (b)	33,049	10,078,953
GoDaddy, Inc. -Class A (b)	118,723	5,775,874
LogMeIn, Inc.	48,264	5,743,416
Q2 Holdings, Inc. (b)	112,961	4,727,418
		26,325,661

Investment Banking & Brokerage–2.04%

E*TRADE Financial Corp. (b)	255,709	12,309,831

Investment Companies - Exchange Traded Funds–0.70%

SPDR® S&P Biotech ETF (c)	51,000	4,242,690

IT Consulting & Other Services–3.02%

EPAM Systems, Inc. (b)	80,244	8,139,951
InterXion Holding N.V. (Netherlands)(b)	174,328	10,063,956
		18,203,907

Leisure Facilities–1.59%

Planet Fitness, Inc. -Class A (b)	112,953	3,656,288
Vail Resorts, Inc.	26,298	5,921,258
		9,577,546

Leisure Products–0.84%

Brunswick Corp.	91,922	5,087,883

Life Sciences Tools & Services–1.89%

Bio-Techne Corp.	36,658	4,939,666
INC Research Holdings, Inc. -Class A(b)	169,234	6,481,662
		11,421,328

Managed Health Care–1.74%

HealthEquity, Inc. (b)	202,320	10,494,338

Metal & Glass Containers–1.02%

Berry Global Group, Inc. (b)	103,457	6,183,625

	Shares	Value

Movies & Entertainment–1.54%

Cinemark Holdings, Inc.	146,515	$5,290,657
Lions Gate Entertainment Corp. -Class A (b)	62,658	2,049,543
Lions Gate Entertainment Corp. -Class B (b)	62,885	1,951,950
		9,292,150

Office Services & Supplies–0.75%

Steelcase Inc. -Class A	298,320	4,534,464

Oil & Gas Exploration & Production–2.43%

Centennial Resource Development, Inc. -Class A (b)	351,299	7,127,857
Diamondback Energy Inc. (b)	68,965	7,538,564
		14,666,421

Packaged Foods & Meats–2.39%

B&G Foods Inc. (c)	63,423	2,454,470
Hostess Brands, Inc. (b)	339,143	4,768,351
Pinnacle Foods Inc.	124,148	7,229,138
		14,451,959

Pharmaceuticals–1.77%

Impax Laboratories, Inc. (b)	272,723	4,540,838
Pacira Pharmaceuticals, Inc. (b)	133,022	6,145,616
		10,686,454

Property & Casualty Insurance–1.18%

Selective Insurance Group, Inc.	116,363	7,121,416

Railroads–1.54%

Genesee & Wyoming Inc. -Class A (b)	117,987	9,299,735

Regional Banks–3.16%

Sterling Bancorp	261,565	6,630,673
Webster Financial Corp.	92,543	5,309,192
Western Alliance Bancorp (b)	122,889	7,149,682
		19,089,547

Restaurants–2.03%

Jack in the Box Inc.	32,903	3,405,789
Texas Roadhouse, Inc.	100,165	5,115,427
Wingstop Inc.	95,622	3,747,426
		12,268,642

Semiconductor Equipment–1.51%

Entegris Inc.	146,281	4,432,314
MKS Instruments, Inc.	49,583	4,675,677
		9,107,991

Semiconductors–3.74%

Cirrus Logic, Inc. (b)	64,659	3,571,763
MACOM Technology Solutions Holdings, Inc. (b)	119,377	3,890,497
Microsemi Corp. (b)	116,574	6,160,936
Qorvo, Inc. (b)	52,421	4,014,400
Silicon Laboratories Inc. (b)	54,231	4,940,444
		22,578,040

See accompanying notes which are an integral part of this schedule.

Invesco Small Cap Discovery Fund

	Shares	Value

Specialty Chemicals–2.07%

PolyOne Corp.	133,891	$6,187,103
Venator Materials PLC (b)	287,591	6,327,002
		12,514,105

Specialty Stores–0.88%

Five Below, Inc. (b)	85,787	5,301,637

Trading Companies & Distributors–1.84%

BMC Stock Holdings, Inc. (b)	250,970	5,797,407
WESCO International, Inc. (b)	81,041	5,312,238
		11,109,645
Total Common Stocks & Other Equity Interests (Cost $427,416,404)		592,323,188

Money Market Funds–3.10%

Invesco Government & Agency Portfolio – Institutional Class, 0.98% (d)	11,245,586	11,245,586
Invesco Treasury Portfolio – Institutional Class, 0.98% (d)	7,497,057	7,497,057
Total Money Market Funds (Cost $18,742,643)		18,742,643
TOTAL INVESTMENTS IN SECURITIES (excluding investments purchased with cash collateral from securities on loan)–101.21% (Cost $446,159,047)		611,065,831

Investment Abbreviations:
ADR	—American Depositary Receipt
ETF	—Exchange-Traded Fund
REIT	—Real Estate Investment Trust
SPDR	—Standard & Poor’s Depositary Receipt

	Shares	Value

Investments Purchased with Cash Collateral from Securities on Loan

Money Market Funds–2.91%

Invesco Government & Agency Portfolio – Institutional Class, 0.98% (Cost $17,596,380)(d)(e)	17,596,380	$17,596,380
TOTAL INVESTMENTS IN SECURITIES–104.12% (Cost $463,755,427)		628,662,211
OTHER ASSETS LESS LIABILITIES–(4.12)%		(24,899,710)
NET ASSETS–100.00%		$603,762,501

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at November 30, 2017.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of November 30, 2017.
(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1D.

See accompanying notes which are an integral part of this schedule.

Invesco Small Cap Discovery Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2017

(Unaudited)

NOTE 1 -- Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco Small Cap Discovery Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.

Securities Lending – The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to

Invesco Small Cap Discovery Fund

D.	Securities Lending – (continued)

counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of November 30, 2017, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the three months ended November 30, 2017, there were no material transfers between valuation levels.

Invesco Small Cap Discovery Fund

Invesco Strategic Real Return Fund Quarterly Schedule of Portfolio Holdings November 30, 2017

invesco.com/us	SRR-QTR-1 11/17	Invesco Advisers, Inc.

Schedule of Investments(a)

November 30, 2017

(Unaudited)

	Principal Amount	Value

U.S. Treasury Securities–44.59%

U.S. Treasury Bills–0.01%

1.11%, 02/01/2018(b)(c)	$3,000	$2,994

U.S. Treasury Inflation - Indexed Notes–30.07%(d)

2.13%, 01/15/2019	170,686	174,194
0.13%, 04/15/2019	538,481	536,279
1.88%, 07/15/2019	179,026	184,516
1.38%, 01/15/2020	220,590	226,184
0.13%, 04/15/2020	539,221	536,821
1.25%, 07/15/2020	373,641	385,373
1.13%, 01/15/2021	423,038	435,169
0.13%, 04/15/2021	476,775	473,567
0.63%, 07/15/2021	397,781	404,678
0.13%, 01/15/2022	457,058	454,332
0.13%, 04/15/2022	314,360	311,483
0.13%, 07/15/2022	448,989	446,962
0.13%, 01/15/2023	447,641	442,579
0.38%, 07/15/2023	444,144	445,658
0.63%, 01/15/2024	446,634	452,582
0.13%, 07/15/2024	432,968	425,589
0.25%, 01/15/2025	432,147	425,383
0.38%, 07/15/2025	434,875	432,218
0.63%, 01/15/2026	451,521	454,779
0.13%, 07/15/2026	386,890	374,215
0.38%, 01/15/2027	399,463	392,288
0.38%, 07/15/2027	262,294	258,024
		8,672,873

U.S. Treasury Inflation - Indexed Bonds–14.51%(d)

2.38%, 01/15/2025	375,604	425,515
2.00%, 01/15/2026	254,263	283,761
2.38%, 01/15/2027	206,314	239,153
1.75%, 01/15/2028	184,467	205,186
3.63%, 04/15/2028	260,600	338,816
2.50%, 01/15/2029	166,548	199,615
3.88%, 04/15/2029	300,978	405,820
3.38%, 04/15/2032	71,461	97,481
2.13%, 02/15/2040	177,997	225,556
2.13%, 02/15/2041	274,057	349,349
0.75%, 02/15/2042	257,086	251,216
0.63%, 02/15/2043	252,345	238,564
1.38%, 02/15/2044	248,618	277,514
0.75%, 02/15/2045	246,122	238,054
1.00%, 02/15/2046	207,582	213,526
0.88%, 02/15/2047	196,793	196,687
		4,185,813
Total U.S. Treasury Securities (Cost $12,944,679)		12,861,680

	Shares	Value

Common Stocks–29.93%

Fixed-Income Funds–29.93%

Invesco Floating Rate Fund –Class R6 (Cost $8,865,460)(e)	1,143,687	$8,634,840

	Principal Amount

Bonds & Notes–21.77%

Advertising–0.12%

Lamar Media Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 02/01/2026	$33,000	35,557

Aerospace & Defense–0.50%

Arconic Inc., Sr. Unsec. Global Notes, 5.13%, 10/01/2024	50,000	53,344
Bombardier Inc. (Canada),
Sr. Unsec. Notes, 6.00%, 10/15/2022(f)	11,000	10,821
7.50%, 03/15/2025(f)	10,000	10,063
KLX Inc., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2022(f)	17,000	17,829
Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2022(f)	12,000	12,495
TransDigm Inc.,
Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 07/15/2024	4,000	4,100
6.50%, 05/15/2025	34,000	34,785
		143,437

Agricultural & Farm Machinery–0.10%

Titan International, Inc., Sr. Sec. Gtd. First Lien Notes, 6.50%, 11/30/2023(f)	30,000	29,916

Air Freight & Logistics–0.03%

XPO Logistics, Inc., Sr. Unsec. Gtd. Notes, 6.50%, 06/15/2022(f)	8,000	8,390

Alternative Carriers–0.26%

CenturyLink, Inc.,
Series S, Sr. Unsec. Notes, 6.45%, 06/15/2021	18,000	17,966
Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	24,000	23,460
Level 3 Financing, Inc.,
Sr. Unsec. Gtd. Global Notes, 5.25%, 03/15/2026	14,000	13,764
5.38%, 05/01/2025	19,000	19,101
		74,291

See accompanying notes which are an integral part of this schedule.

Invesco Strategic Real Return Fund

	Principal Amount	Value

Aluminum–0.08%

Novelis Corp., Sr. Unsec. Gtd. Notes, 6.25%, 08/15/2024(f)	$21,000	$22,208

Apparel Retail–0.31%

Gap, Inc. (The), Sr. Unsec. Global Bonds, 5.95%, 04/12/2021	10,000	10,806
Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(f)	25,000	18,719
L Brands, Inc.,
Sr. Unsec. Gtd. Global Notes, 5.63%, 02/15/2022	46,000	49,758
6.75%, 07/01/2036	2,000	2,005
6.88%, 11/01/2035	8,000	8,120
		89,408

Asset Management & Custody Banks–0.18%

Prime Security Services Borrower, LLC/Prime Finance, Inc., Sec. Gtd. Second Lien Notes, 9.25%, 05/15/2023(f)	47,000	51,994

Auto Parts & Equipment–0.24%

Dana Financing Luxembourg S.a.r.l., Sr. Unsec. Gtd. Notes, 5.75%, 04/15/2025(f)	15,000	15,970
Delphi Jersey Holdings PLC, Sr. Unsec. Notes, 5.00%, 10/01/2025(f)	15,000	15,272
Hertz Corp. (The), Sec. Gtd. Second Lien Notes, 7.63%, 06/01/2022(f)	12,000	12,417
Tenneco Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 12/15/2024	25,000	26,250
		69,909

Automotive Retail–0.18%

Lithia Motors, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 08/01/2025(f)	7,000	7,368
Murphy Oil USA, Inc., Sr. Unsec. Gtd. Global Notes, 5.63%, 05/01/2027	27,000	28,417
Penske Automotive Group Inc., Sr. Unsec. Sub. Gtd. Notes, 5.50%, 05/15/2026	16,000	16,320
		52,105

Broadcasting–0.68%

AMC Networks Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 04/01/2024	38,000	38,570
Clear Channel Worldwide Holdings, Inc.,
Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/2022	14,000	14,227
Sr. Unsec. Gtd. Sub. Global Notes, 7.63%, 03/15/2020	23,000	22,856
Liberty Interactive LLC,
Sr. Unsec. Conv. Deb., 1.75%, 10/05/2023(f)(g)	25,000	28,219
3.50%, 01/15/2031	50,000	28,719
Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	18,000	19,260
Nexstar Broadcasting, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(f)	16,000	16,400

	Principal Amount	Value

Broadcasting–(continued)

Tribune Media Co., Sr. Unsec. Gtd. Global Notes, 5.88%, 07/15/2022	$26,000	$26,650
		194,901

Building Products–0.23%

Builders FirstSource, Inc., Sr. Unsec. Gtd. Notes, 10.75%, 08/15/2023(f)	2 1,000	23,730
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/2021	19,000	19,389
Standard Industries Inc.,
Sr. Unsec. Notes, 5.00%, 02/15/2027(f)	12,000	12,510
6.00%, 10/15/2025(f)	10,000	10,827
		66,456

Cable & Satellite–1.58%

CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec. Global Notes, 5.75%, 09/01/2023	20,000	20,650
Sr. Unsec. Notes, 5.75%, 02/15/2026(f)	61,000	63,440
CSC Holdings LLC, Sr. Unsec. Global Notes, 6.75%, 11/15/2021	65,000	70,037
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 11/15/2024	94,000	94,804
DISH Network Corp., Sr. Unsec. Conv. Bonds, 3.38%, 08/15/2026	100,000	111,937
Intelsat Jackson Holdings S.A. (Luxembourg),
Sr. Unsec. Gtd. Global Bonds, 5.50%, 08/01/2023	16,000	13,140
Sr. Unsec. Gtd. Global Notes, 7.25%, 10/15/2020	34,000	32,300
7.50%, 04/01/2021	10,000	9,363
Sirius XM Radio Inc.,
Sr. Unsec. Gtd. Notes, 5.38%, 07/15/2026(f)	23,000	24,150
6.00%, 07/15/2024(f)	15,000	15,956
		455,777

Casinos & Gaming–0.66%

Boyd Gaming Corp.,
Sr. Unsec. Gtd. Global Notes, 6.38%, 04/01/2026	16,000	17,480
6.88%, 05/15/2023	24,000	25,680
MGM Resorts International,
Sr. Unsec. Gtd. Notes, 4.63%, 09/01/2026	17,000	17,425
7.75%, 03/15/2022	40,000	46,500
Pinnacle Entertainment, Inc., Sr. Unsec. Global Notes, 5.63%, 05/01/2024	25,000	26,063
Scientific Games International Inc., Sr. Unsec. Gtd. Global Notes, 10.00%, 12/01/2022	24,000	26,520
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
Sr. Unsec. Gtd. Notes, 5.25%, 05/15/2027(f)	7,000	7,144
5.50%, 03/01/2025(f)	23,000	23,812
		190,624

See accompanying notes which are an integral part of this schedule.

Invesco Strategic Real Return Fund

	Principal Amount	Value

Coal & Consumable Fuels–0.05%

SunCoke Energy Partners, L.P./ SunCoke Energy Partners Finance Corp., Sr. Unsec. Gtd. Notes, 7.50%, 06/15/2025(f)	$13,000	$13,764

Commodity Chemicals–0.13%

Koppers Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2025(f)	12,000	12,919
Valvoline Inc., Sr. Unsec. Gtd. Notes, 5.50%, 07/15/2024(f)	22,000	23,430
		36,349

Communications Equipment–0.24%

CommScope Technologies LLC, Sr. Unsec. Gtd. Notes, 6.00%, 06/15/2025(f)	33,000	35,475
Hughes Satellite Systems Corp.,
Sr. Sec. Gtd. First Lien Global Notes, 5.25%, 08/01/2026	16,000	16,300
Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	17,000	18,870
		70,645

Construction & Engineering–0.08%

AECOM, Sr. Unsec. Gtd. Global Notes, 5.13%, 03/15/2027	23,000	23,501

Construction Machinery & Heavy Trucks–0.48%

Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	50,000	52,813
Oshkosh Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 03/01/2025	58,000	61,915
Terex Corp., Sr. Unsec. Gtd. Notes, 5.63%, 02/01/2025(f)	23,000	24,308
		139,036

Consumer Finance–0.42%

Ally Financial Inc.,
Sr. Unsec. Global Notes, 4.63%, 03/30/2025	10,000	10,638
5.13%, 09/30/2024	45,000	49,162
Sr. Unsec. Gtd. Global Notes, 8.00%, 03/15/2020	15,000	16,762
Discover Financial Services, Inc., Series C, Jr. Unsec. Sub. Global Notes, 5.50%(h)	11,000	11,357
Navient Corp.,
Sr. Unsec. Medium-Term Notes, 7.25%, 01/25/2022	10,000	10,813
8.00%, 03/25/2020	20,000	21,850
		120,582

Copper–0.16%

First Quantum Minerals Ltd. (Zambia), Sr. Unsec. Gtd. Notes, 7.00%, 02/15/2021(f)	25,000	26,000

	Principal Amount	Value

Copper–(continued)

Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 5.40%, 11/14/2034	$20,000	$19,550
		45,550

Data Processing & Outsourced Services–0.29%

First Data Corp.,
Sr. Sec. Gtd. First Lien Notes, 5.00%, 01/15/2024(f)	8,000	8,310
Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(f)	71,000	75,304
		83,614

Diversified Banks–0.25%

Bank of America Corp., Series K, Jr. Unsec. Sub. Global Notes, 8.00%, 12/31/2049(h)	11,000	11,096
JPMorgan Chase & Co., Series 1, Jr. Unsec. Sub. Global Notes, 7.90%, 12/31/2049(h)	10,000	10,193
Royal Bank of Scotland Group PLC (United Kingdom), Unsec. Sub. Global Notes, 6.00%, 12/19/2023	45,000	49,840
		71,129

Diversified Chemicals–0.16%

Chemours Co. (The),
Sr. Unsec. Gtd. Global Notes, 6.63%, 05/15/2023	30,000	31,875
7.00%, 05/15/2025	6,000	6,593
Trinseo Materials Operating S.C.A./Trinseo Materials Finance, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 09/01/2025(f)	8,000	8,369
		46,837

Diversified Metals & Mining–0.15%

HudBay Minerals, Inc. (Canada), Sr. Unsec. Gtd. Notes, 7.63%, 01/15/2025(f)	16,000	17,740
Teck Resources Ltd. (Canada),
Sr. Unsec. Gtd. Global Notes, 4.75%, 01/15/2022	9,000	9,495
Sr. Unsec. Notes, 6.13%, 10/01/2035	13,000	14,690
		41,925

Diversified REIT’s–0.07%

CyrusOne L.P./CyrusOne Finance Corp.,
Sr. Unsec. Gtd. Notes, 5.00%, 03/15/2024(f)	5,000	5,213
5.00%, 03/15/2024(f)	4,000	4,170
5.38%, 03/15/2027(f)	9,000	9,450
		18,833

See accompanying notes which are an integral part of this schedule.

Invesco Strategic Real Return Fund

	Principal Amount	Value

Diversified Support Services–0.04%

Jaguar Holding Co. II/Pharmaceutical Product Development, LLC, Sr. Unsec. Gtd. Notes, 6.38%, 08/01/2023(f)	$10,000	$10,325

Electric Utilities–0.16%

NextEra Energy Capital Holdings Inc., Series K, Jr. Unsec. Gtd. Sub. Deb. Investment Units, 5.25%, 06/01/2076	1,500	38,295
Southern Co. (The), Series B, Jr. Unsec. Sub. Global Notes, 5.50%, 03/15/2057	7,000	7,429
		45,724

Electrical Components & Equipment–0.25%

EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(f)	33,000	34,815
Sensata Technologies B.V., Sr. Unsec. Gtd. Notes, 5.00%, 10/01/2025(f)	35,000	37,537
		72,352

Environmental & Facilities Services–0.11%

Advanced Disposal Services, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 11/15/2024(f)	11,000	11,385
Core & Main LP, Sr. Unsec. Notes, 6.13%, 08/15/2025(f)	18,000	18,428
Wrangler Buyer Corp., Sr. Unsec. Notes, 6.00%, 10/01/2025(f)	2,000	2,040
		31,853

Financial Exchanges & Data–0.07%

MSCI Inc., Sr. Unsec. Gtd. Notes, 5.25%, 11/15/2024(f)	20,000	21,250

Food Distributors–0.10%

US Foods, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 06/15/2024(f)	27,000	28,485

Food Retail–0.16%

Albertsons Cos. LLC/ Safeway Inc./New Albertson’s, Inc./Albertson’s LLC, Sr. Unsec. Gtd. Global Notes, 6.63%, 06/15/2024	22,000	21,120
Ingles Markets, Inc., Sr. Unsec. Global Notes, 5.75%, 06/15/2023	26,000	25,870
		46,990

Gas Utilities–0.28%

AmeriGas Partners, L.P./AmeriGas Finance Corp.,
Sr. Unsec. Global Notes, 5.63%, 05/20/2024	15,000	15,750
5.88%, 08/20/2026	17,000	17,722
Ferrellgas L.P./Ferrellgas Finance Corp., Sr. Unsec. Global Notes, 6.50%, 05/01/2021	11,000	10,478

	Principal Amount	Value

Gas Utilities–(continued)

Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 5.50%, 06/01/2024	$37,000	$36,815
		80,765

General Merchandise Stores–0.05%

Dollar Tree, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 03/01/2023	14,000	14,718

Health Care Equipment–0.17%

Hill-Rom Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 02/15/2025(f)	18,000	18,405
Teleflex Inc.,
Sr. Unsec. Gtd. Global Notes, 4.88%, 06/01/2026	28,000	29,145
5.25%, 06/15/2024	2,000	2,110
		49,660

Health Care Facilities–0.93%

Acadia Healthcare Co., Inc., Sr. Unsec. Gtd. Global Notes, 6.50%, 03/01/2024	25,000	25,937
Community Health Systems, Inc.,
Sr. Sec. Gtd. First Lien Global Notes, 5.13%, 08/01/2021	5,000	4,700
Sr. Sec. Gtd. First Lien Notes, 6.25%, 03/31/2023	29,000	27,260
Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2022	4,000	2,430
8.00%, 11/15/2019	11,000	9,886
HCA, Inc.,
Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	94,000	100,345
Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025	10,000	10,400
5.88%, 02/15/2026	15,000	15,994
HealthSouth Corp., Sr. Unsec. Gtd. Global Notes, 5.75%, 09/15/2025	15,000	15,637
LifePoint Health, Inc.,
Sr. Unsec. Gtd. Global Notes, 5.38%, 05/01/2024	14,000	13,773
Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2023	3,000	3,064
Tenet Healthcare Corp.,
Sec. Gtd. Second Lien Notes, 7.50%, 01/01/2022(f)	3,000	3,176
Sr. Unsec. Global Notes, 6.75%, 06/15/2023	29,000	27,224
8.13%, 04/01/2022	10,000	9,938
		269,764

Health Care Services–0.42%

AMN Healthcare, Inc., Sr. Unsec. Gtd. Notes, 5.13%, 10/01/2024(f)	10,000	10,350
DaVita Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 05/01/2025	14,000	14,052

See accompanying notes which are an integral part of this schedule.

Invesco Strategic Real Return Fund

	Principal Amount	Value

Health Care Services–(continued)

Eagle Holding Co. II, LLC, Sr. Unsec. PIK Notes, 8.38% PIK Rate, 7.63% Cash Rate, 05/15/2022(f)(i)	$13,000	$13,228
Envision Healthcare Corp., Sr. Unsec. Gtd. Notes, 6.25%, 12/01/2024(f)	7,000	7,411
MEDNAX, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2023(f)	22,000	22,605
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 7.13%, 06/01/2024(f)	33,000	35,516
Surgery Center Holdings, Inc.,
Sr. Unsec. Gtd. Notes, 6.75%, 07/01/2025(f)	7,000	6,405
8.88%, 04/15/2021(f)	3,000	3,038
Team Health Holdings, Inc., Sr. Unsec. Gtd. Notes, 6.38%, 02/01/2025(f)	10,000	9,100
		121,705

Home Improvement Retail–0.09%

Hillman Group Inc. (The), Sr. Unsec. Gtd. Notes, 6.38%, 07/15/2022(f)	25,000	24,813

Homebuilding–0.49%

Ashton Woods USA LLC/Ashton Woods Finance Co.,
Sr. Unsec. Notes, 6.75%, 08/01/2025(f)	10,000	10,075
6.88%, 02/15/2021(f)	12,000	12,330
Beazer Homes USA, Inc.,
Sr. Unsec. Gtd. Global Notes, 6.75%, 03/15/2025	22,000	23,258
8.75%, 03/15/2022	10,000	10,988
Sr. Unsec. Notes, 5.88%, 10/15/2027(f)	3,000	3,015
CalAtlantic Group, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 10/01/2022	20,000	21,675
KB Home, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/2022	25,000	28,813
Meritage Homes Corp.,
Sr. Unsec. Gtd. Global Notes, 6.00%, 06/01/2025	13,000	14,052
7.15%, 04/15/2020	5,000	5,488
Taylor Morrison Communities Inc./ Taylor Morrison Holdings II, Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(f)	12,000	12,787
		142,481

Household Products–0.23%

Reynolds Group Issuer Inc./LLC (New Zealand),
Sr. Sec. Gtd. First Lien Notes, 5.13%, 07/15/2023(f)	13,000	13,504
Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(f)	17,000	18,271
Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	18,000	18,990

	Principal Amount	Value

Household Products–(continued)

Springs Industries, Inc., Sr. Sec. Global Notes, 6.25%, 06/01/2021	$14,000	$14,350
		65,115

Independent Power Producers & Energy Traders–0.35%

AES Corp. (The),
Sr. Unsec. Global Notes, 8.00%, 06/01/2020	2,000	2,275
Sr. Unsec. Notes, 5.50%, 04/15/2025	39,000	41,291
Calpine Corp., Sr. Unsec. Global Notes, 5.50%, 02/01/2024	10,000	9,700
Dynegy Inc., Sr. Unsec. Gtd. Global Notes, 7.38%, 11/01/2022	10,000	10,712
NRG Energy, Inc.,
Sr. Unsec. Gtd. Global Notes, 6.25%, 05/01/2024	18,000	19,170
6.63%, 03/15/2023	10,000	10,396
6.63%, 01/15/2027	7,000	7,578
		101,122

Industrial Machinery–0.31%

CBC Ammo LLC/CBC FinCo Inc. (Brazil), Sr. Unsec. Notes, 7.25%, 11/15/2021(f)	10,000	10,425
Mueller Industries, Inc., Unsec. Sub. Deb., 6.00%, 03/01/2027	10,000	10,325
Stanley Black & Decker Inc., Series C, Conv. Investment Units, 5.38%, 05/15/2020	500	61,250
TriMas Corp., Sr. Unsec. Gtd. Notes, 4.88%, 10/15/2025(f)	6,000	6,071
		88,071

Integrated Telecommunication Services–0.53%

Cincinnati Bell Inc., Sr. Unsec. Gtd. Notes, 7.00%, 07/15/2024(f)	11,000	10,698
Frontier Communications Corp.,
Sr. Unsec. Global Notes, 8.50%, 04/15/2020	16,000	14,660
10.50%, 09/15/2022	15,000	11,925
11.00%, 09/15/2025	23,000	17,767
T-Mobile USA, Inc., Sr. Unsec. Gtd. Global Bonds, 6.84%, 04/28/2023	75,000	78,937
Telecom Italia Capital S.A. (Italy),
Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/2033	6,000	6,960
7.20%, 07/18/2036	10,000	12,463
		153,410

Internet & Direct Marketing Retail–0.10%

Priceline Group Inc. (The), Sr. Unsec. Conv. Bonds, 0.90%, 09/15/2021	25,000	28,391

See accompanying notes which are an integral part of this schedule.

Invesco Strategic Real Return Fund

	Principal Amount	Value

Leisure Facilities–0.23%

Cedar Fair L.P./Canada’s Wonderland Co./Magnum Management Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 06/01/2024	$40,000	$42,100
Six Flags Entertainment Corp., Sr. Unsec. Gtd. Notes, 4.88%, 07/31/2024(f)	23,000	23,460
		65,560

Managed Health Care–0.17%

Centene Corp., Sr. Unsec. Notes, 4.75%, 01/15/2025	7,000	7,198
Molina Healthcare, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 06/15/2025(f)	10,000	10,050
WellCare Health Plans Inc., Sr. Unsec. Notes, 5.25%, 04/01/2025	30,000	31,838
		49,086

Metal & Glass Containers–0.37%

Ball Corp., Sr. Unsec. Gtd. Global Notes, 5.25%, 07/01/2025	75,000	82,406
Berry Global, Inc., Sec. Gtd. Second Lien Notes, 5.50%, 05/15/2022	23,000	23,863
		106,269

Mortgage REIT’s–0.44%

Starwood Property Trust, Inc., Sr. Unsec. Conv. Notes, 4.38%, 04/01/2023	125,000	127,812

Movies & Entertainment–0.15%

AMC Entertainment Holdings, Inc., Sr. Unsec. Gtd. Sub. Global Notes, 5.75%, 06/15/2025	25,000	24,468
Lions Gate Entertainment Corp., Sr. Unsec. Gtd. Notes, 5.88%, 11/01/2024(f)	19,000	20,164
		44,632

Multi-Utilities–0.18%

Dominion Energy, Inc., Series A, Jr. Unsec. Sub. Conv. Investment Units, 6.75%, 08/15/2019	1,000	52,900

Oil & Gas Drilling–0.26%

Ensco PLC, Sr. Unsec. Global Notes, 4.50%, 10/01/2024	24,000	19,590
Noble Holding International Ltd. (United Kingdom), Sr. Unsec. Gtd. Global Notes, 7.75%, 01/15/2024	13,000	11,310
Precision Drilling Corp. (Canada),
Sr. Unsec. Gtd. Global Notes, 5.25%, 11/15/2024	15,000	14,137
6.50%, 12/15/2021	5,000	5,112
7.75%, 12/15/2023	3,000	3,113
Transocean Inc., Sr. Unsec. Gtd. Global Notes, 7.50%, 04/15/2031	25,000	22,125
		75,387

	Principal Amount	Value

Oil & Gas Equipment & Services–0.17%

Archrock Partners, L.P./Archrock Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/01/2022	$21,000	$21,052
SESI, L.L.C., Sr. Unsec. Gtd. Global Notes, 7.13%, 12/15/2021	13,000	13,325
Weatherford International Ltd.,
Sr. Unsec. Gtd. Notes, 6.50%, 08/01/2036	12,000	9,660
8.25%, 06/15/2023	5,000	4,972
		49,009

Oil & Gas Exploration & Production–1.76%

Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 5.63%, 06/01/2023	39,000	40,852
California Resources Corp., Sec. Gtd. Second Lien Notes, 8.00%, 12/15/2022(f)	22,000	16,363
Callon Petroleum Co., Sr. Unsec. Gtd. Global Notes, 6.13%, 10/01/2024	27,000	27,945
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 3.80%, 06/01/2024	40,000	39,600
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	15,000	9,900
EP Energy LLC/Everest Acquisition Finance Inc., Sr. Sec. Gtd. First Lien Notes, 8.00%, 11/29/2024(f)	9,000	9,045
Gulfport Energy Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 10/15/2024	23,000	23,201
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/2024	29,000	31,465
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 01/15/2023	44,000	44,990
Parsley Energy LLC/Parsley Finance Corp., Sr. Unsec. Gtd. Notes, 6.25%, 06/01/2024(f)	28,000	29,750
QEP Resources, Inc.,
Sr. Unsec. Global Notes, 5.25%, 05/01/2023	6,000	6,105
5.63%, 03/01/2026	7,000	7,130
Sr. Unsec. Notes, 6.88%, 03/01/2021	33,000	35,846
Range Resources Corp.,
Sr. Unsec. Gtd. Global Notes, 4.88%, 05/15/2025	18,000	17,640
5.88%, 07/01/2022	13,000	13,423
RSP Permian, Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/01/2022	21,000	22,155
SM Energy Co., Sr. Unsec. Global Notes, 6.13%, 11/15/2022	15,000	15,263

See accompanying notes which are an integral part of this schedule.

Invesco Strategic Real Return Fund

	Principal Amount	Value

Oil & Gas Exploration & Production–(continued)

Southwestern Energy Co., Sr. Unsec. Global Notes, 4.10%, 03/15/2022	$39,000	$38,512
Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	33,000	33,165
WildHorse Resource Development Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2025	19,000	19,430
WPX Energy Inc., Sr. Unsec. Notes, 5.25%, 09/15/2024	26,000	25,675
		507,455

Oil & Gas Storage & Transportation–0.93%

Andeavor Logistics LP/Tesoro Logistics Finance Corp.,
Sr. Unsec. Gtd. Global Notes, 6.38%, 05/01/2024	30,000	32,707
Sr. Unsec. Gtd. Notes, 5.25%, 01/15/2025	4,000	4,225
Antero Midstream Partners LP/Antero Midstream Finance Corp., Sr. Unsec. Gtd. Global Notes, 5.38%, 09/15/2024	31,000	32,162
Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	48,000	51,600
Energy Transfer Partners, L.P., Series A, Jr. Unsec. Sub. Global Notes, 6.25%(h)	13,000	12,829
Holly Energy Partners L.P./Holly Energy Finance Corp., Sr. Unsec. Gtd. Notes, 6.00%, 08/01/2024(f)	35,000	36,662
NGPL PipeCo. LLC, Sr. Unsec. Bonds, 4.88%, 08/15/2027(f)	3,000	3,126
SemGroup Corp., Sr. Unsec. Gtd. Notes, 6.38%, 03/15/2025(f)	25,000	24,938
Targa Resources Partners L.P./Targa Resources Partners Finance Corp.,
Sr. Unsec. Gtd. Global Bonds, 5.13%, 02/01/2025	18,000	18,473
5.25%, 05/01/2023	17,000	17,468
Williams Cos., Inc. (The),
Sr. Unsec. Global Notes, 4.55%, 06/24/2024	22,000	22,908
Sr. Unsec. Notes, 7.88%, 09/01/2021	10,000	$11,700
		268,798

Other Diversified Financial Services–0.07%

LPL Holdings Inc., Sr. Unsec. Gtd. Notes, 5.75%, 09/15/2025(f)	15,000	15,469
VFH Parent LLC/Orchestra Co-Issuer Inc., Sec. Gtd. Second Lien Notes, 6.75%, 06/15/2022(f)	5,000	5,256
		20,725

Packaged Foods & Meats–0.29%

B&G Foods, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 04/01/2025	9,000	9,224

	Principal Amount	Value

Packaged Foods & Meats–(continued)

JBS USA Lux S.A./JBS USA Finance Inc. (Brazil), Sr. Unsec. Gtd. Notes, 5.75%, 06/15/2025(f)	$18,000	$17,663
Lamb Weston Holdings, Inc., Sr. Unsec. Gtd. Notes, 4.63%, 11/01/2024(f)	23,000	23,891
TreeHouse Foods, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 02/15/2024(f)	30,000	31,537
		82,315

Paper Packaging–0.08%

Graphic Packaging International Inc., Sr. Unsec. Gtd. Notes, 4.88%, 11/15/2022	6,000	6,413
Plastipak Holdings Inc., Sr. Unsec. Notes, 6.25%, 10/15/2025(f)	17,000	17,382
		23,795

Paper Products–0.13%

Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 4.50%, 02/01/2023	26,000	26,065
Mercer International Inc. (Canada),
Sr. Unsec. Global Notes, 6.50%, 02/01/2024	4,000	4,235
7.75%, 12/01/2022	7,000	7,429
		37,729

Pharmaceuticals–0.21%

Catalent Pharma Solutions, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 01/15/2026(f)	3,000	3,045
Valeant Pharmaceuticals International, Inc.,
Sr. Sec. Gtd. First Lien Notes, 5.50%, 11/01/2025(f)	11,000	11,165
Sr. Unsec. Gtd. Notes, 5.63%, 12/01/2021(f)	15,000	14,025
5.88%, 05/15/2023(f)	5,000	4,381
7.25%, 07/15/2022(f)	30,000	29,288
		61,904

Railroads–0.08%

Kenan Advantage Group Inc. (The), Sr. Unsec. Notes, 7.88%, 07/31/2023(f)	23,000	23,920

Regional Banks–0.16%

CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/2022	42,000	44,992

Restaurants–0.32%

1011778 BC ULC/ New Red Finance, Inc. (Canada), Sec. Gtd. Second Lien Notes, 5.00%, 10/15/2025(f)	40,000	41,200
Aramark Services, Inc., Sr. Unsec. Gtd. Notes, 5.00%, 04/01/2025(f)	24,000	25,620

See accompanying notes which are an integral part of this schedule.

Invesco Strategic Real Return Fund

	Principal Amount	Value

Restaurants–(continued)

Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/2022	$18,000	$19,103
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC, Sr. Unsec. Gtd. Notes, 4.75%, 06/01/2027(f)	7,000	7,181
		93,104

Semiconductor Equipment–0.03%

Entegris Inc., Sr. Unsec. Gtd. Notes, 4.63%, 02/10/2026(f)	8,000	8,210

Semiconductors–0.26%

Micron Technology, Inc.,
Sr. Unsec. Global Notes, 5.50%, 02/01/2025	7,000	7,422
Sr. Unsec. Notes, 5.25%, 01/15/2024(f)	35,000	36,663
ON Semiconductor Corp., Sr. Unsec. Gtd. Conv. Notes, 1.63%, 10/15/2023(f)	25,000	30,156
		74,241

Specialized Consumer Services–0.12%

ServiceMaster Co., LLC (The),
Sr. Unsec. Gtd. Notes, 5.13%, 11/15/2024(f)	18,000	18,315
Sr. Unsec. Notes, 7.45%, 08/15/2027	15,000	16,313
		34,628

Specialized Finance–0.11%

Aircastle Ltd.,
Sr. Unsec. Notes, 5.00%, 04/01/2023	8,000	8,480
5.50%, 02/15/2022	22,000	23,788
		32,268

Specialized REIT’s–0.56%

Equinix Inc., Sr. Unsec. Notes, 5.88%, 01/15/2026	43,000	46,762
GLP Capital LP/GLP Financing II Inc., Sr. Unsec. Gtd. Notes, 5.38%, 04/15/2026	25,000	27,047
Iron Mountain Inc., Sr. Unsec. Gtd. Notes, 6.00%, 08/15/2023	12,000	12,634
Iron Mountain US Holdings, Inc., Sr. Unsec. Gtd. Notes, 5.38%, 06/01/2026(f)	14,000	14,735
Rayonier A.M. Products Inc., Sr. Unsec. Gtd. Notes, 5.50%, 06/01/2024(f)	27,000	26,773
SBA Communications Corp., Sr. Unsec. Global Notes, 4.88%, 09/01/2024	32,000	33,200
		161,151

	Principal Amount	Value

Specialty Chemicals–0.50%

Ashland LLC, Sr. Unsec. Gtd. Global Notes, 4.75%, 08/15/2022	$16,000	$16,720
GCP Applied Technologies Inc., Sr. Unsec. Gtd. Notes, 9.50%, 02/01/2023(f)	25,000	27,906
Kraton Polymers LLC/Kraton Polymers Capital Corp., Sr. Unsec. Gtd. Notes, 10.50%, 04/15/2023(f)	17,000	19,338
Platform Specialty Products Corp., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2025(f)	19,000	19,166
PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/2023	22,000	23,705
PQ Corp.,
Sr. Sec. Gtd. First Lien Notes, 6.75%, 11/15/2022(f)	11,000	11,894
Sr. Unsec. Gtd. Notes, 5.75%, 12/15/2025(f)	3,000	3,075
Venator Finance S.a.r.l./Venator Materials Corp., Sr. Unsec. Gtd. Notes, 5.75%, 07/15/2025(f)	21,000	22,207
		144,011

Steel–0.29%

ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 7.50%, 10/15/2039	13,000	16,412
Steel Dynamics, Inc.,
Sr. Unsec. Gtd. Global Notes, 5.00%, 12/15/2026	27,000	28,603
5.50%, 10/01/2024	10,000	10,669
United States Steel Corp., Sr. Unsec. Global Notes, 6.88%, 08/15/2025	27,000	28,075
		83,759

Systems Software–0.05%

Symantec Corp., Sr. Unsec. Notes, 5.00%, 04/15/2025(f)	15,000	15,750

Technology Distributors–0.07%

CDW LLC/CDW Finance Corp., Sr. Unsec. Gtd. Notes, 5.00%, 09/01/2025	19,000	19,950

Technology Hardware, Storage & Peripherals–0.40%

Dell International LLC/ EMC Corp., Sr. Unsec. Gtd. Notes, 7.13%, 06/15/2024(f)	52,000	56,442
Diebold Nixdorf, Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 04/15/2024	16,000	17,260
Western Digital Corp., Sr. Unsec. Gtd. Global Notes, 10.50%, 04/01/2024	35,000	40,709
		114,411

See accompanying notes which are an integral part of this schedule.

Invesco Strategic Real Return Fund

	Principal Amount	Value

Trading Companies & Distributors–0.42%

BMC East, LLC, Sr. Sec. Gtd. First Lien Notes, 5.50%, 10/01/2024(f)	$18,000	$18,630
H&E Equipment Services, Inc., Sr. Unsec. Gtd. Notes, 5.63%, 09/01/2025(f)	22,000	23,100
Herc Rentals Inc., Sec. Gtd. Second Lien Notes, 7.75%, 06/01/2024(f)	28,000	30,803
United Rentals North America, Inc.,
Sr. Unsec. Gtd. Global Notes, 5.50%, 07/15/2025	28,000	29,890
Sr. Unsec. Gtd. Notes, 5.50%, 05/15/2027	13,000	13,812
5.88%, 09/15/2026	4,000	4,320
		120,555

Trucking–0.08%

Avis Budget Car Rental LLC/Avis Budget Finance Inc.,
Sr. Unsec. Gtd. Global Notes, 5.50%, 04/01/2023	15,000	15,334
Sr. Unsec. Gtd. Notes, 5.25%, 03/15/2025(f)	8,000	7,910
		23,244

Wireless Telecommunication Services–0.41%

CB Escrow Corp., Sr. Unsec. Notes, 8.00%, 10/15/2025(f)	3,000	3,030
Sprint Corp.,
Sr. Unsec. Gtd. Global Notes, 7.25%, 09/15/2021	43,000	45,902
7.63%, 02/15/2025	10,000	10,645
7.88%, 09/15/2023	54,000	$58,320
		117,897
Total Bonds & Notes (Cost $6,064,795)		6,279,198

	Shares

Preferred Stocks–2.66%

Agricultural Products–0.19%

Bunge Ltd., $4.88, Conv. Pfd.	525	54,173

Asset Management & Custody Banks–0.22%

AMG Capital Trust II, $2.58, Conv. Pfd.	1,000	63,688

	Shares	Value

Diversified Banks–0.92%

Wells Fargo & Co., Class A, Series L, $75.00, Conv. Pfd.	100	$134,100
Bank of America Corp., Series L, $72.50, Conv. Pfd.	100	131,800
		265,900

Health Care Equipment–0.21%

Becton, Dickinson and Co. Series A, $3.06, Conv. Pfd.	1,000	60,680

Health Care REIT’s–0.08%

Welltower Inc., Series I, $3.25, Conv. Pfd.	390	24,262

Managed Health Care–0.38%

Anthem Inc., $2.63, Conv. Pfd.	1,878	108,417

Oil & Gas Exploration & Production–0.29%

Hess Corp., Series A, $4.00, Conv. Pfd.	1,500	84,825

Oil & Gas Storage & Transportation–0.25%

Kinder Morgan, Inc., Series A, $4.88, Conv. Pfd.	2,000	71,280

Pharmaceuticals–0.10%

Teva Pharmaceutical Industries Ltd. (Israel), $70.00, Conv. Pfd.	100	28,725

Regional Banks–0.02%

CIT Group Inc., Series A, 5.80%, Pfd.	5,000	5,169
Total Preferred Stocks (Cost $782,120)		767,119

Money Market Funds–0.37%

Invesco Government & Agency Portfolio – Institutional Class, 0.98% (j)	64,882	64,882
Invesco Treasury Portfolio – Institutional Class, 0.98% (j)	43,254	43,254
Total Money Market Funds (Cost $108,136)		108,136
TOTAL INVESTMENTS IN SECURITIES–99.32% (Cost $28,765,190)		28,650,973
OTHER ASSETS LESS LIABILITIES–0.68%		196,136
NET ASSETS–100.00%		$28,847,109

See accompanying notes which are an integral part of this schedule.

Invesco Strategic Real Return Fund

Investment Abbreviations:

Conv.	—Convertible
Deb.	—Debentures
Gtd.	—Guaranteed
Jr.	—Junior
Pfd.	—Preferred
PIK	—Pay-in-Kind
REIT	—Real Estate Investment Trust
Sec.	—Secured
Sr.	—Senior
Sub.	—Subordinated
Unsec.	—Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

(c)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1E.

(d)	Principal amount of security and interest payments are adjusted for inflation. See Note 1D.

(e)	Invesco Floating Rate Fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser. The value of this security as of November 30, 2017 represented 29.93% of the Fund’s Net Assets. See Note 3.

(f)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at November 30, 2017 was $1,978,273, which represented 6.86% of the Fund’s Net Assets.

(g)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.

(h)	Perpetual bond with no specified maturity date.

(i)	All or a portion of this security is Pay-in-Kind. Pay-in-Kind securities pay interest income in the form of securities.

(j)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of November 30, 2017.

Open Futures Contracts – Interest Risk
Short Futures Contracts	Number of Contracts	Expiration Month	Notional Value	Value	Unrealized Appreciation
U.S. Treasury 10 Year Notes	2	March-2018	$ (248,094)	$1,870	$ 1,870

See accompanying notes which are an integral part of this schedule.

Invesco Strategic Real Return Fund

Notes to Quarterly Schedule of Portfolio Holdings

November 30, 2017

(Unaudited)

NOTE 1 — Significant Accounting Policies

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Invesco Strategic Real Return Fund

A.	Security Valuations – (continued)

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Bond premiums and discounts are amortized and/or accreted over the lives of the respective securities. Pay-in-kind income received in the form of securities in-lieu of cash is recorded as interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Treasury Inflation-Protected Securities - The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.
E.	Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk

Invesco Strategic Real Return Fund

E.	Futures Contracts – (continued)

with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

F.	Collateral – To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2 — Additional Valuation Information

Generally Accepted Accounting Principles (“GAAP”) defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of November 30, 2017. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The Fund’s policy is to recognize transfers in and out of the valuation levels as of the end of the reporting period. During the three months ended November 30, 2017, there were no material transfers between valuation levels.

	Level 1	Level 2	Level 3	Total
U.S. Treasury Securities	$—	$12,861,680	$—	$12,861,680
Common Stocks	8,634,840	—	—	8,634,840
Bonds & Notes	99,545	6,179,653	—	6,279,198
Preferred Stocks	615,364	151,755	—	767,119
Money Market Funds	108,136	—	—	108,136
	9,457,885	19,193,088	—	28,650,973
Futures Contracts*	1,870	—	—	1,870
Total Investments	$9,459,755	$19,193,088	$—	$28,652,843
*	Unrealized appreciation.

NOTE 3 — Investments in Affiliates

The Fund’s Adviser and the adviser for Invesco Floating Rate Fund are subsidiaries of Invesco Ltd. and therefore, Invesco Floating Rate Fund is considered to be affiliated with the Fund. The following is a summary of the transactions in, and earnings from, investments in Invesco Floating Rate Fund for the three months ended November 30, 2017.

	Value 08/31/17	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value 11/30/17	Dividend Income
Invesco Floating Rate – Class R6	$8,253,905	$606,380	$(236,000)	$11,567	$(1,012)	$8,634,840	$91,163

Invesco Strategic Real Return Fund

Item 2.	Controls and Procedures.

(a)	As of November 17, 2017, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of November 17, 2017, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-Q is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications of PEO and PFO as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    AIM Counselor Series Trust (Invesco Counselor Series Trust)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	January 29, 2018

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	January 29, 2018

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	January 29, 2018

EXHIBIT INDEX

Certifications of Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.